THIS DOCUMENT IS A COPY OF THE CONTRACT FILED ON NOVEMBER 12, 1996 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                                                                   Exhibit 10.03


                          Amendment To And A Part Of
                        Value Added Reseller Agreement
                                By and Between
                     Hewlett-Packard Company (herein "HP")
                                      and
             AMISYS Managed Care Systems, Inc. (herein "Customer")


The following changes shall apply to HP Business Terms, Exhibit E99:

 . In Article 7, Installation, paragraph b, add the following after "in the purchase price" in the first sentence:

   "and upon HP's demonstration that the application diagnostic or verification programs work properly or the product is in normal operating condition and substantially conforms with the Hewlett-Packard published data sheets applicable at the time of sale,"

 . In Article 7, Installation, paragraph b, add the following at the end of the first sentence.

   "When the purchase price includes installation, HP has 30 days from the start of installation to meet the criteria set forth herein, otherwise customer will be entitled to a refund or replacement at customer's discretion."

 . In Article 8, Payment, paragraph a, add the following at the end of the first sentence"

   "; such invoice shall not be issued prior to shipment of the products for which HP is invoicing Customer."

 . In Article 9, Support, paragraph c, add the following to the beginning of the sentence:

   "With Customer's express consent,"

 . In Article 9, Support, paragraph f, add "not in accord with HP standards" between "modification" and "by"; and add the following after "subcontractors";.

   "unless such modification is made pursuant to HP's instructions"

 . In Article 10, Warranty, paragraph c, add the following language after the words "reasonable time":

   "as mutually agreed between the parties at time of incident"

 . In Article 10, Warranty, paragraph c, add the following as a new last sentence:

     "HP will be reasonable in any such determinations regarding refunds to Customer"

 .    In Article 11, Licenses, paragraph k, add the following to the end of the first sentence:

     "; however HP will provide written notice to Customer of such failure and then will allow Customer a 30 day cure period to remedy the situation, prior to invoking any cancellation of licenses."

 .    In Article 13, Limitation of Remedies and Liability, paragraph a, after the word "liable" insert the words "for damages"; add to the following to the end of the sentence,

     "; however, these delays or non-performance shall not negate customers rights and remedies as set forth under HP's warranty."

 .    In Article 13, Limitation of Remedies and Liability, paragraph C, delete
     "damage to tangible property" and replace with "direct property damages, except for intangible property damages,"

 .    In Article 15, Termination, delete paragraph a) and replace with:

     "Upon thirty days written notice, customer may terminate this Agreement at the end of an Ordering Period; or if HP elects to terminate its VAR program, or to discontinue the sale of products set forth herein through its VAR channel, HP may terminate this Agreement at the end of an Ordering Period; or if for the cause, either party may terminate, at any time unless the other party cures the breach within 30 days of the written notice."

The following changes shall apply to VAR Compensation Terms, Exhibit CB:

 .    In Article 2, HP Systems Sales, introductory paragraph, add the following to the end of the second sentence:

     "; but will be reasonable in making this determination as based upon the criteria as set forth below."

 .    In Article 2, HP Systems Sales, paragraph a, delete the first sentence and replace with:

     "VAR makes a direct sale or license of standard software package which may include any standard options to the product or customization of a standard option or the standard software package to a specific end-user Customer for use on an HP computer system which VAR is eligible to resell and which qualifies on HP's VEU Computer System Products Exhibits A1000, A2000, or A3000."

 . In Article 2, HP System Sales, paragraph b, add the following to the beginning of the first sentence "Unless otherwise agreed to in writing."

 .  In Article 2, HP Systems Sales, paragraph c, add the following after
   "end-user purchase order":

 .  "for that computer system or upgrade."

 .  In Article 3, Compensation, paragraph a, add the following after "$6,000
   (U.S.)":

   "Upon the request of Customer, HP and Customer agree to execute a mutually agreeable non-disclosure agreement to protect any confidentiality requirements of the end-user customer"

 . In Article 3, Compensation, paragraph d, after "all documentation required" add the following:

   "as set forth in 3 a) above,"

 . In Article 3, Compensation, paragraph e, insert the word "reasonably" between the words "or as HP" and "determines to be appropriate".

 . In Article 3, Compensation, paragraph h, insert the word "reasonably" between the words "to the end-user which HP" and "determines is a material".

 . In Article 7, Termination, paragraph b, add the following after the first sentence:

   "; however termination by HP without cause can only occur with at least 60 days written notice and when HP introduces changes to this Exhibit CB, or a replacement for or a cancellation of this Exhibit CB which applies to all other VARS eligible for compensation under Exhibit CB."


The following changes shall apply to VAR CERTIFICATION, Exhibit 01:

 .  In Article 1, Certification, paragraph a), add the following after the words
   "marketing and support of the products to end-users":

   "; excluding post sales HP hardware or HP software support"

 .    Delete Article 2, Conditions, paragraph d), in its entirety and replace with:

     "d) VAR will qualify for VAR discounts on add-on HP equipment and upgrades to the HP systems previously purchased if: (1) VAR initially resold the HP system being enhanced or VAR upgraded or is upgrading with added value in accordance with the terms of this exhibit; and the VAR who sold the original system is no longer supporting the account, and (2) regarding an enhanced product VAR has provided and continues to provide on-going support for that product to its end-user."

 .    In Article 2, Conditions, paragraph f), add the following after the words
     "30 days notice to VAR":

     "and VAR's inability or refusal to cure such violation within those 30 days,"

The following changes shall apply to the SI/OEM/VAR WARRANTY, Exhibit W1:

 .    In the introductory section, paragraph c, add the following to the end of the sentence:

     ", unless (i) the modification was performed by an HP authorized entity and/or (ii) the modification was not the cause of the requested warranty work."

 .    In the second section, paragraph c, add the following to the end of the paragraph:

     "If HP drop-ships the product directly to the end-user than the warranty period shall begin as set forth in HP's Business Terms, Article 10, Warranty, paragraph d."

The following changes shall apply to VEU Computer System Products, Exhibit
A3000:

 .    Add the following to the last sentence of the first paragraph:

     "regardless of the discount category/column to which they belong."

The following changes shall apply to VAR Computer System Products Exhibits A3001 and A3003:

 .    Add the following to the last sentence of the first paragraph:

     "regardless of the discount category/column to which they belong."

 .    Delete the first sentence under the VAR Certification heading and replace with the following:

       "An Exhibit 01, VAR CERTIFICATION, must be part of this Agreement in order for VAR to receive a discount on qualifying orders under this Exhibit."




The following Exhibits are included by reference:


  .  Exhibit 5/HP System Support Service

  . HP System Support Service/Hardware Support with Software Information and Updates; Product Number HP H5354A Specifications

  . HP System Support Service/Hardware, Software and Network Support; Product Number HP H5355A Specifications

All other terms remain unchanged.


Hewlett-Packard Company                     AMISYS Managed Care Systems, Inc.

by                                          by
     -----------------------------               ----------------------------
title                                       title
     -----------------------------               ----------------------------

date                                        date
    ------------------------------               ----------------------------

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99




Dear AMISYS:


Hewlett-Packard is pleased to have the opportunity of doing business with you. Our objective is to provide the highest quality products and support. In order to help us achieve this objective, we encourage your feedback.

This letter, together with the attached HP Business Terms and all other attached exhibits establishes the entire agreement ("Agreement") under which HP will sell and you will buy products and support. The initial term of this Agreement will be 12 months from the effective date appearing below.

We look forward to providing you with the best products and support available. If you have any questions or concerns, please contact Jeanne Dayton at
(916) 785-7606.


      HP AGREEMENT NUMBER  AW413                        EFFECTIVE DATE  August 11, 1996

AGREED TO:                                              AGREED TO:

Customer: AMISYS Managed Care Systems, Inc.             HP:         Hewlett-Packard Company


------------------------------------------                -----------------------------------------------
          Authorized Representative Signature                       Authorized Representative Signature

Name:                                                   Name:
          ------------------------------------------                -----------------------------------------------
Title:                                                  Title:      Contracts Administrator
          ------------------------------------------

Address:  30 W. Gude Drive                              Address:    8000 Foothills Blvd.
          5th Floor                                                 ms 5578
          Rockville, MD 20850                                       Roseville, CA 95747-6588

          ------------------------------------------                -----------------------------------------------

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99


1. DEFINITIONS

    a) "Anniversary Date" is the date that a renewal term of this Agreement begins.

    b) "Estimated Volume" is the mutually agreed combined monetary amount of eligible Products and related Support which Customer plans to order from each Exhibit during each Ordering Period.

    c) "Exhibits" are documents attached to, incorporated by reference in, or added to this Agreement at a later date which describe Products, Support, or other business terms.

    d) "Ordering Period" is the initial 12 month term or any 12 month renewal term of this Agreement.

    e) "Price List" is HP's listing of available Products, Support and prices in the locations where Customer places orders and takes delivery.

    f) "Products" include hardware, Software, options, documentation, accessories, supplies, spare parts and upgrades on HP's Price List on the date HP receives Customer's order. "Special Products" are Products which have been modified by mutual agreement to meet Customer requested changes.

    g) "Software" is one or more programs, capable of operating on a computer, processor, or controller which is either listed separately as a Software Product on the Price List, included with another Product on the Price List, or fixed in hardware and not removable in normal operation.

    h) "Support" includes hardware maintenance and repair, Software updates, maintenance and support services, consulting, training, and other support services provided by HP.


2. PRICES

    a) Quoted prices are valid for the period indicated on the quotation or for the applicable Ordering Period, whichever expires first.

    b) Prices include standard HP delivery to the receiving area at the "Ship To" address in the country where Customer's order is placed.

    c) Taxes are not included in prices and will be invoiced, if applicable, as separate items.

    d) Product prices remain valid for 180 days from the original order date; change orders which extend delivery beyond 180 days become new orders at prices in effect when HP receives the change orders.

    e)  Support prices may be changed by HP upon 60 days written notice.


3. DISCOUNTS

    a) Discounts are listed on Exhibits and are based on Estimated Volumes. If a Product or Support is eligible on more than one Exhibit, the highest applicable discount will be granted. Each purchase will be credited toward the Estimated Volume of the Exhibit from which the discount is granted. Additional credit may be granted if indicated on Exhibits.

    b) If Customer's orders exceed the Estimated Volume for an Exhibit during the Ordering Period, Customer will be granted discounts on incremental orders at the total volume level achieved at the time each additional order is received. If incremental orders are cancelled, discounts on later orders will be based on the volume of Products and Support actually delivered.

    c) If Customer's orders under an Exhibit during the first six months of an Ordering Period are equal to 60% or more of the Estimated Volume required to receive a higher discount level, then Customer's discount for that Exhibit will be adjusted upward to the higher level for the remainder of that Ordering Period.

    d) If orders used to meet Estimated Volumes are cancelled and not replaced with new orders within 30 days, HP may adjust the Estimated Volumes and related discounts in the next Ordering Period based on the volume of Products and Support actually delivered.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99

4. ORDERS

    a) Product orders must reference this Agreement, be issued during the applicable Ordering Period, and specify delivery within 180 days from order date.

    b) Customer will issue orders from one location within its organization and will specify "Ship To" addresses within the country where the order is placed, unless otherwise mutually agreed.

    c) Customer will pay transportation and related charges for returning Products to HP's shipping location if Product orders are cancelled after shipment. Customer may incur additional charges for cancelling Special Product orders. Customer may delete Products under Support or cancel Support orders upon 30 days written notice. Upon 60 days written notice, HP may cancel Support orders.


5. DELIVERY

    Delivery is subject to HP's Product availability at the time Customer's order is received. HP will make every reasonable effort to meet delivery dates quoted or acknowledged. If HP fails to deliver Products for 30 days beyond the agreed delivery date, Customer may cancel such orders without charge.

6. SHIPMENT AND RISK OF LOSS

    a) HP will ship according to HP standard commercial practice. Customer requested special packing or shipping instructions must be mutually agreed, and charges will be billed separately to Customer.

    b) Title to hardware Products and risk of loss and damage will pass to Customer at destination. If Products are shipped under Customer's shipping instructions, title and risk of loss and damage will pass to Customer at HP's shipping dock.


7. INSTALLATION

    a) Product installation classification is defined by codes appearing on HP's Price List. HP installation, when included in the purchase price, will be considered complete when the Product passes HP's installation and test procedures.

    b) Acceptance by Customer will occur upon completion of HP installation for Products with installation in the purchase price and upon delivery for Products without installation in the purchase price. When the purchase price of a Product does not include HP installation, acceptance by Customer will be presumed unless Customer demonstrates within 14 days after delivery that the Product does not pass HP's established test procedures or programs.

    c) If HP installation is scheduled or delayed by Customer more than 30 days after delivery, Customer acceptance of the Products will occur on the 31st day after the delivery date.


8. PAYMENT

    a) Payment will be due 30 days from the date of HP's invoice. Charges for contractual Support services will be invoiced in advance. HP may change credit terms without notice.

    b) If Customer fails to pay any sum when due or fails to perform under this or any other agreement with HP after 10 days written notice, HP may discontinue performance under this Agreement.


9. SUPPORT

    a) An order for Support will constitute Customer acceptance of the terms of the Exhibit for that Support in effect on the date of order, which terms are incorporated by this reference.

    b) To be eligible for Support, Products must be in good operating condition and at current specified revision levels. HP will charge HP standard rates in effect on the date of the Support order to bring non-eligible Products up to these requirements.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99

    c) HP may, at no additional charge, modify Products to improve operation and reliability or to meet legal requirements.

    d) Relocation of Products is Customer's responsibility and may result in additional Support charges and modified service response times. Products moved to another country may continue to be serviced subject to availability of an HP authorized Support provider.

    e) HP does not provide Support for nonqualified products. "Nonqualified products" are hardware and software not supplied or approved by HP, and Products for which Customer does not allow HP to incorporate modifications. Customer is responsible for removing nonqualified products to allow HP to perform Support services. If Support services are made more difficult because of a nonqualified product, HP will charge Customer for the extra work at HP's standard rates.

    f)  Support does not cover any damage or failure caused by:

        1) use of non-HP media and supplies or use of items not designated for use with Products; or

        2)  site conditions that do not conform to HP's site specifications; or

        3) neglect, improper use, fire or water damage, electrical disturbances, transportation by Customer, work or modification by people other than HP employees or subcontractors, or other causes beyond HP's control.

    g) Customer is responsible for the security of its proprietary and confidential information and for maintaining a procedure external to the Products to reconstruct lost or altered Customer files, data or programs. Customer must have a representative present when HP provides Support services. Customer must notify HP if Products are being used in an environment which poses a potential health hazard to HP employees or subcontractors; HP may require Customer to maintain such Products under HP supervision.


10. WARRANTY

    a) HP warrants hardware Products against defects in materials and workmanship. If HP receives notice of such defects during the warranty period, HP will, at its option, either repair or replace hardware Products which prove to be defective.

    b) HP warrants that Software will not fail to execute its programming instructions due to defects in material and workmanship when properly installed and used on the hardware product designated by HP. If HP receives notice of such defects during the warranty period, HP will repair or replace Software media which does not execute its programming instructions due to such defects.

    c) HP does not warrant that the operation of Products will be uninterrupted or error free. If HP is unable, within a reasonable time, to repair or replace any Product to a condition as warranted, Customer will be entitled to a refund of the purchase price upon prompt return of the Product to HP.

    d) Products carry a standard warranty as defined by a code appearing on HP's Price List in effect on the date HP receives the Customer's order, unless the Customer has purchased an option or a system which supersedes the Product's standard warranty. Additional information on warranty is available on request. HP reserves the right to change the warranty code; such changes will affect only new orders. The warranty period begins on the date of delivery or on the date of installation if installed by HP. If Customer schedules or delays HP installation more than 30 days after delivery, warranty begins on the 31st day from delivery.

    e) Products with on site warranty will receive warranty services outside the country of initial purchase if Customer pays HP's international prices for the Products. Products with return to HP warranty purchased at HP's international prices and battery-powered Products may be returned to the closest HP authorized repair center worldwide. All other Products with return to HP warranty must be returned to an HP authorized repair center within the country of original purchase.

    f) Warranty does not apply to defects resulting from improper or inadequate maintenance or calibration by Customer, Customer-supplied software, interfacing or supplies, unauthorized modification or improper use, operation outside of the published environmental specifications for the Product, or improper site preparation or maintenance by Customer.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99

    g) THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


11. LICENSES

    a) In this Section on Licenses, the term "Use" means storing, loading, installing, executing or displaying Software on a computer, processor or controller, or making a copy of Software for archival or backup purposes only.

    b) In return for the associated fee, HP grants Customer a non-exclusive license to Use one copy of the Software listed in Customer's order in conformance with the applicable Software License specified in the Price List. HP's Standard Software Licenses are described below. Other types of Software Licenses may be made available for some Software. If no license is specified for Software, then, in return for the applicable fee, HP grants Customer a license to Use one copy of the Software on one computer, processor or controller at any one time.


    SYSTEM: Customer may use the Software at any one time:
        1)  on any one computer or processor (Basic System License);

        2)  on any one of a class of computers or processors (Class License); or

        3)  on a single, registered computer or processor (Nodelocked License).


        Some System licenses may be limited to a maximum number of users as described in the Price List.

        CONCURRENT: An identified number of users may Use the Software concurrently at any time.

        TEMPORARY: Customer may Use the Software only for an identified period of time.

        RUNTIME: Customer may Use only the execution features of the Software and none of its program development features.

    c) HP grants to Customer a license to Use Software fixed in hardware and not removable in normal operation only when operating the associated Product in the configuration in which that Product is sold by HP or subsequently upgraded by HP. Customer may transfer Software fixed in hardware and not removable in normal operation only upon transfer of the associated hardware Product.

    d) The following licenses are available for selected Software if so indicated on the Price List and upon payment of the applicable fee:

        1) Customer may make and Use one copy of that Software licensed directly from HP;

        2) Customer may sublicense one copy of the Software to an end-user for its Use or sublicense one copy of the Software to an HP authorized reseller for subsequent distribution to an end-user for its Use. These sublicenses must incorporate the terms of this Section 11 in a written and binding sublicensing agreement, which will be made available to HP upon request.


    Use authorization(s) for Software will apply to copies of that Software made under those licenses.

    e) Customer's license does not include the right to updates, upgrades or other enhancements. HP reserves the right to require an additional license and fee for Use of the Software on upgraded computers, processors, or controllers.

    f) Software bundled with a hardware Product may be used only with that hardware Product in the configuration in which that Product is sold by HP or subsequently upgraded by HP.

    g) Customer's license confers no title or ownership in the Software and no rights in any associated source code, and will not be construed as a sale of any rights in Software.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99

    h) Customer may not disassemble or decompile the Software unless HP's prior written consent is either obtained or not required by law. Upon request, Customer will provide HP with reasonably detailed information regarding any disassembly or decompilation.

    i) Customer's entire license in Software is transferable subject to HP's prior written authorization and payment to HP of any applicable transfer fees. Customer will immediately upon transfer deliver all copies of the Software to the party to whom HP has authorized transfer of Customer's license. The transferee must agree in writing to the terms of Customer's license. All license terms will be binding on involuntary transferees. Customer's license will automatically terminate upon any transfer.

    j) Any third party supplier of Software may protect its rights against infringement of its copyright and violations of Customer's license.

    k) HP may terminate Customer's or any transferee's or any sublicensee's license in Software upon notice for failure to comply with any applicable license terms. In the event of termination of Customer's license for any other reason, Customer will destroy or return to HP the Software and all copies of the Software immediately upon termination. Customer will remove and destroy all copies of the Software from any adaptation into which they are merged, except for individual pieces of Customer data in a related database. With HP's written consent, Customer may retain one copy of the Software subsequent to termination for archival purposes.

    l) If Software is licensed for use in the performance of a U.S. government prime contract or subcontract, Customer agrees that Software is delivered as "Commercial Computer Software" as defined in DFARS 252.227-7013 or "restricted computer software" as defined in FAR 52.227-19 if used, respectively, in the performance of a Department of Defense ("DoD") or non-DoD U.S. government contract. Customer agrees that the regulations and obligations in Exhibit U1 apply to all such Software and that the Software is adequately marked when the Restricted Rights Legend in Exhibit U1 is affixed to the Software media. Customer further agrees that the Software has been developed entirely at private expense.


12. INTELLECTUAL PROPERTY RIGHTS

    a) HP will defend or settle any claim against Customer that a Product or Support delivered under this Agreement infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Customer uses the Product or receives Support, provided
        Customer:

        1)  promptly notifies HP in writing of the claim; and

        2) cooperates with HP in, and grants HP sole authority to control the defense and any related settlement.


    b) HP will pay the cost of such defense and settlement and any costs and damages finally awarded by a court against Customer. If such a claim is made or appears likely to be made, HP may procure the right for Customer to continue using the Product, may modify the Product or may replace it. If use of the Product is enjoined by a court and HP determines that none of these alternatives is reasonably available, HP will take back the Product and refund its depreciated value.

    c)  HP has no obligation for any claim of infringement arising from:

        1) HP's compliance with any designs, specifications or instructions of Customer;

        2)  modification of the Product by Customer or a third party;

        3)  use of the Product in a way not specified by HP; or

        4)  use of the Product with products not supplied by HP.


    d) If HP furnished the Product for resale, Customer's rights and obligations extend to the territory in which Customer is authorized to resell the HP Product and to anyone to whom Customer resells the Product.

    e) These terms state the entire liability of HP for claims of infringement by Products and Support supplied by HP.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

HP BUSINESS TERMS                                                    Exhibit E99


13. LIMITATION OF REMEDIES AND LIABILITY

    a) HP will not be liable for performance delays or for non-performance, due to causes beyond its reasonable control.

    b) Products are not specifically designed, manufactured or intended for sale as parts, components or assemblies for the planning, construction, maintenance, or direct operation of a nuclear facility. Customer is solely liable if Products or Support purchased by Customer are used for these applications. Customer will indemnify and hold HP harmless from all loss, damage, expense or liability in connection with such use.

    c) HP will be liable for damage to tangible property per incident up to the greater of $300,000 or the actual charges paid to HP for the Product that is the subject of the claim, and for damages for bodily injury or death, to the extent that all such damages are determined by a court of competent jurisdiction to have been directly caused by a defective Product sold hereunder.

    d) For any material breach of Support services by HP, Customer's remedy and HP's liability will be limited to a refund of the related Support charges paid during the period of breach, up to a maximum of 12 months.

    e) THE REMEDIES IN THIS AGREEMENT ARE CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES. EXCEPT AS INDICATED ABOVE, IN NO EVENT WILL HP OR ITS SUBCONTRACTORS BE LIABLE FOR LOSS OF DATA OR FOR DIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOST PROFIT), OR OTHER DAMAGE WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE.


14. RENEWAL

    This Agreement will remain in effect until terminated. However, Estimated Volumes and Exhibits will be reviewed and revised, as appropriate, prior to each Anniversary Date. Any other changes for a renewal term must be mutually agreed in writing.

15. TERMINATION

    a) Upon 30 days written notice, either party may terminate this Agreement either at the end of an Ordering Period, or, if for cause, at any time unless the other party cures the breach within 30 days of written notice of such breach.

    b) If either party becomes insolvent, is unable to pay its debts when due, files for bankruptcy, is the subject of involuntary bankruptcy, has a receiver appointed, or has its assets assigned, the other party may terminate this Agreement without notice and may cancel any unfulfilled obligations.

    c) The provisions of Sections 10 through 13 will survive the termination or expiration of this Agreement, and all provisions of this Agreement will survive for open Support orders.


16. GENERAL

    a) Some newly manufactured Products may contain remanufactured parts equivalent to new in performance. Service parts are new or equivalent to new.

    b) Products that are classified by HP as "remarketed" do not qualify as "New" or of "Original Use" for tax purposes.

    c) Any term of this Agreement which is held to be invalid will be deleted, but the remainder of the Agreement will not be affected.

    d) Neither party may assign any rights or obligations without prior written consent of the other party.

    e) Neither party's failure to exercise any of its rights under this Agreement will constitute or be deemed a waiver or forfeiture of those rights.
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HP BUSINESS TERMS                                                    Exhibit E99


    f) No government procurement regulations or contract clauses are binding on either party unless required by law or included in this Agreement.

    g) Customer who exports Products assumes responsibility for complying with applicable laws and regulations and for obtaining required export and import authorizations. Customer will not export or re-export Products or any technical data in violation of applicable export regulations.

    h) Any disputes arising in connection with this Agreement will be governed by the laws of California.

    i) This Agreement supersedes any previous communications, representations or agreements between the parties, whether oral or written, regarding transactions hereunder. Customer's additional or different terms and conditions will not apply. Customer's purchase or license of Products and Support will constitute Customer's acceptance of this Agreement, which may not be changed except by an amendment signed by an authorized representative of each party.



                         CUSTOMER'S ESTIMATED VOLUMES



             The Estimated Volume for each Exhibit appears below.


             + Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of
               the Securities Exchange Act of 1934.

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HP BUSINESS TERMS                                                    Exhibit E99



                                   EXHIBITS



     The Exhibit(s) attached and listed below are part of this Agreement.



        E99                        HP BUSINESS TERMS
        SS                         HP SYSTEM SUPPORT OPTIONS
        O1                         VAR CERTIFICATION
        CB                         VAR COMPENSATION TERMS
        DA                         VAR DUAL AGGREGATION TERMS
        W1                         OEM/VAR WARRANTY
        I5                         HP CHANNEL PARTNER INSIGNIA
        I1                         HP PREMIER SOLUTION PARTNER INSIGNIA PROGRAM
        E31                        HP CONFIGURATION TOOLS LICENSE
        A3000                      VEU COMPUTER SYSTEM PRODUCTS
        A3001                      VAR COMPUTER SYSTEM PRODUCTS
        A3003                      VAR COMPUTER SYSTEM PRODUCTS

        AMENDMENT
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HP BUSINESS TERMS                                                    Exhibit SS


HP System Support Options are governed by this Exhibit and the Hewlett-Packard
(HP) Terms and Conditions of Sale and Service or HP Business Terms.

1.  SERVICES INCLUDED

    HP System Support Options are offered in one year and three year increments. HP System Support Options provide the following features for HP Products. Not all of the features are offered with every option or supported Product. Features for each option will be provided as described in the specifications sheet for HP System Support Options. Some service features have prerequisites. Service features may include one or more of the following:

    - On-site hardware support during warranty
    - Flexible call submittal
    - Phone-in software assistance
    - License to Use software updates
    - Software media and documentation updates
    - HP SupportLine electronic support
    - Escalation management
    - Remote support (for selected HP Products)
    - HP PowerPatch tapes (for selected HP Products)
    - Assigned account support engineer
    - Assigned HP Response Center account advocate
    - Patch management assistance
    - Operational reviews
    - System release planning seminars and assistance
    - Installation of software updates
    - Installation, configuration, and verification of systems and networks


2.  PREREQUISITES

    HP reserves the right to make the final judgment as to whether Customer adequately meets the requirements outlined in this document.

    a) MINIMUM SYSTEM CONFIGURATION. Except for systems capable of diagnostic self-test,

        HP System Support Options require, at a minimum, that a system include a central processing unit (CPU), a peripheral capable of reading standard HP diagnostics and verification tests, and a peripheral that allows HP to interact fully with the covered Products.

    b) UNIFORM COVERAGE. All Products that constitute the minimum system configuration must be covered at the same HP System Support Options service level.

        Options 0S0 - 0S6 AND 3Y0 - 3Y6 may not be combined on the same contract for software-only Products.

    c) CONNECTORS AND CABLES. All Products covered by HP System Support Options must be interconnected by cables or connectors listed in the appropriate HP documentation as compatible with the CPU. For HP Products not meeting this requirement, service is available at HP's standard service rates.

    d) SOFTWARE SUPPORT. All HP systems for which execution of diagnostic tests is software-dependent must, at a minimum, be covered by an HP System Support option that provides periodic software updates.

    e) COVERAGE REQUIREMENTS. For HP System Support Options orders that include software support, all systems supported by one system manager, except PC systems, must be covered by an HP System Support option or by an existing contractual HP software support service.

    f) RIGHT TO COPY DOCUMENTATION. Customer may copy documentation updates for use with other systems covered by an HP System Support option that provides software support.

    g) SOFTWARE LICENSES. Customer can purchase HP System Support Options only for HP software for which Customer has rightfully acquired an appropriate HP Software License.
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HP SYSTEM SUPPORT OPTIONS                                             EXHIBIT SS

  h) DESIGNATED CALLERS AND TRAINING REQUIREMENTS. The following contacts for HP must be designated and trained through completion of the appropriate HP training courses as defined by HP: system manager and alternate; extended hours alternate; if applicable, application software manager and alternate. Only the designated callers can use the HP Response Center.

  i) REMOTE SUPPORT. For HP to provide remote support, Customer must give authorization and provide access to a qualified modem, as well as access to one voice-grade telephone and one data-quality telephone line or network with terminations near the system. If HP cannot access a system remotely, HP may charge standard service rates if on-site service is needed.

  j) HP SUPPORTLINE. HP Support-Line electronic support is available via the WorldWide Web, electronic mail, and a character-mode interface. With a character-mode interface, Customer can access HP SupportLine electronic support using a modem or the Internet. To use HP SupportLine electronic support through modem access, Customer must provide one data-quality telephone line, one locally compatible modem set for 1200, 2400, 9600, or 14,400 baud, and an HP-compatible terminal or terminal emulator, in addition to the equipment required for remote support above. Customers who submit HP Response Center calls via HP SupportLine must meet the same training requirements as the system manager.

  k) COUNTRY BOUNDARIES. All systems supported by one system manager must be located within the same country.

  l) PRIORITY PLUS SUPPORT: Products may be covered by the Priority Plus hardware service level if HP System Support Options charges for a site exceed a minimum amount. If remote support is available on the Products, customer must allow remote access to receive Priority Plus support.



3.  SERVICE LIMITATIONS

  a) HARDWARE AND SOFTWARE SUPPORT. Any services involving hardware, software or network-related problems not covered by the HP System Support Options service ordered will be subject to HP's standard service rates.

  b) MAXIMUM USE LIMITATIONS. Products operated in excess of their maximum usage rate (as specified in the Product's data sheet or operating manual) cannot be covered by HP System Support Options, but can be serviced at HP's standard service rates.

  c) INTERFACES AND ACCESSORIES. HP may cover cables, connectors, accessories, and interfaces under the same hardware service level purchased for the Products with which they are used.

  d) SUPPORTED SOFTWARE VERSIONS. HP provides support only for the current and immediately preceding versions of HP Software, and only when the Software is used with hardware that is included in HP-specified configurations. If support coverage lapses, additional fees may be required to resume support coverage. HP will support specified versions of selected non-HP Software, but will not support the Software any longer than the vendor supports it. For non-HP software HP provides support only for Software versions that are specifically documented as supported on a specified configuration.

  e) NON-HP SOFTWARE. Support for non-HP Software covered by HP System Support Options is limited to telephone assistance and, if available to HP from the third-party software vendor, patches, workarounds, and updates. HP's decision on how long to offer HP support on selected versions of non-HP Software is final.

  f)  NON-HP PRODUCTS.   HP is not liable for the performance or non-performance
      of third-party software vendors, their products, or their support services including design flaws in and/or incompatibility with non-HP products.

  g) HP SOFTWARE ON NON-HP SYSTEMS. HP System Support Options for specified HP Software Products used with designated non-HP systems provides the following features: phone-in assistance, software problem reporting, HP SupportLine electronic information access and call submittal, license for software updates, and patches.

  h)  ESCALATION MANAGEMENT. On-site assistance for critical software problems is limited to systems supported by one system manager and situated within a 1/2 mile (one kilometer) radius of each other. Systems situated beyond this limit that require on-site assistance will be subject to additional charges at HP's standard service rates.
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HP SYSTEM SUPPORT OPTIONS                                             EXHIBIT SS

  i) ACCESS TO THE HP RESPONSE CENTER. HP Response Center use is limited to the system manager for the operating system and subsystem software; if applicable, the network operator for the network; if applicable, the application software manager(s) for each family of HP application software; and if purchased, additional HP Response Center callers. . In the absence of any of these managers, the HP Response Center is available to their designated alternates and, if applicable, during after-hours telephone assistance to the designated after-hours alternate.

  j) SOURCE CODE SUPPORT. For HP source code software covered under HP System Support Options, assistance is limited to problems that can be duplicated on the current version of the object code of the particular Software. HP charges Customer at HP's standard service rates for any other assistance required.

  k) HP PREDICTIVE SUPPORT (SELECTED SYSTEMS). HP is not responsible if HP Predictive Support Software does not identify or remedy system or peripheral problems prior to actual occurrence.

  l) NETWORK SOFTWARE COVERAGE. Support for HP network software that provides multivendor node connectivity is limited to product-usage and problem-solving assistance and software update materials, unless network support is purchased.

  m) TRAVEL ZONES. Customer sites located beyond 100 miles of a primary HP Support Responsible Office may be subject to travel charges, longer response times, and reduced coverage hours as specified in HP's "Worldwide Customer Support Travel and Office Directory." Availability of some coverage levels is based on distance from a primary HP Support Responsible Office.

  n) EXCLUSIONS. HP System Support Options do not include assistance that involves program development, coding, isolation of coding problems, implementation assistance, performance consulting, data recovery regardless of the cause of data loss, hardware malfunctions, or problems and investigation time relating to the use of privileged code on HP 3000 systems. HP System Support Options do not include consulting. Consulting may be purchased separately. HP System Support Options are not a substitute for any formal training offered by HP.

  o) AVAILABILITY. Some HP System Support Options service features and coverage levels are subject to local availability.

  p) OUT OF COVERAGE HOURS. Customer requests for hardware and software support services or installation and configuration services scheduled after HP's normal business hours may be subject to local availability and additional charges.

4.  CUSTOMER RESPONSIBILITIES

  a)  ACCESS. Customer must provide HP with the following:

   1.  Access to the Products covered under HP System Support Options
   2. Adequate working space and facilities within a reasonable distance of the Products
   3. Access to and use of all information, internal resources, and facilities determined necessary by HP to service the Products

  b) OPERATING PROCEDURES. Customer must follow routine operating procedures as specified in the HP Product operating manual.

  c) USAGE-LEVEL CHARGES. Customer must allow HP to install or remove usage meters on specified electromechanical devices. Usage charges may be invoiced separately.

  d) DIAGNOSTIC/MAINTENANCE SOFTWARE (SELECTED SYSTEMS). Customer must allow HP to keep system and network diagnostic and maintenance programs resident on Customer's system or site for the exclusive purpose of performing diagnostics and maintenance. Prior to submitting a software problem report to HP, Customer may be required to assist HP in running these HP-supplied programs. Customers with HP Predictive Support Software must use the electronic data transfer capability it provides to inform HP of events identified by the Software. Customer acknowledges that Customer has no ownership interest in diagnostic software provided by HP and that HP may remove these diagnostic programs and any HP-loaned modems upon termination of HP System Support Options.

  e) SERVICE REQUESTS. Prior to placing a service request with HP, Customer may be required to run HP-supplied diagnostic programs.

  f) REVISION LEVELS. Customer must maintain all associated system hardware and firmware, except PC systems, at the latest HP-specified configuration and code revision level. For PC systems,
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HP SYSTEM SUPPORT OPTIONS                                             EXHIBIT SS

      Customer must maintain all associated system hardware and firmware at a revision level specified by HP. Customers must maintain HP-supported non-HP Software at a code revision level specified by HP.

  g) TELECOMMUNICATIONS CHARGES. Customer is responsible for all telecommunications charges associated with using HP SupportLine electronic support.

  h) TEMPORARY PROCEDURES. Customer is responsible for implementing temporary procedures or workarounds while permanent solutions are being sought.

5.  SOFTWARE LICENSE AND COPYRIGHTS

  a)  UPDATES.

   1. HP grants Customer a License to Use software updates provided by HP under an HP System Support Option.

   2. In addition, HP grants Customer a license to use and copy one copy of the updates received from HP for each HP Software Product license for which Customer has purchased an HP System Support option that provides software support.

   3. Customer agrees that the license to use and copy of the updates is governed by the HP Software License Terms (Exhibit E36) in effect on the date HP ships the update to Customer. The HP Software License Terms are a part of this Exhibit.

  b) HP UPDATE OWNERSHIP. Customer acknowledges that it does not own and has no right to, title to, or interest in the updates except as set forth in the HP Software License Terms.

  c) COPYRIGHT AND TRADEMARK NOTICES. Customer agrees to reproduce and conspicuously affix those copyright and trademark notices from the original software or documentation on each copy of an update that Customer makes or obtains from an electronic data source, such as HP SupportLine support.



6.  CHARGES

    a) CANCELLATION. If HP System Support Options are canceled, Customer will receive a pro rata refund only for the unused prepaid services beyond the first 3 months. Charges for HP System Support Options cover a 12 month period for one year options and a 36 month period for three-year options.

    b) FINANCING. If HP System Support Options are financed as part of an HP Financing Agreement, cancellation of HP System Support Options will not result in a refund.
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VAR CERTIFICATION                                                     EXHIBIT 01

1.  CERTIFICATION

   Customer hereby certifies that as a Value-Added Reseller (VAR):

    a) It is experienced in the use and operation of the Products to be purchased hereunder and will be primarily responsible for the marketing and support of the Products to end-users. VAR may request marketing assistance from HP. HP will only be obligated to provide such assistance as was specifically and mutually agreed upon by both parties.

    b) It is an independent contractor, not an agent or legal representative of HP, and that any representation made or agreements executed by VAR will be VAR's sole responsibility.

    c) The Products purchased hereunder for VAR purposes will be incorporated in a system consisting of a substantial amount of other hardware and/or software which VAR manufactures, develops, or, in the case of software, acquires the right to license or sublicense ("added value") and which VAR sells or leases to end-users (other than VAR's corporate parent, division, or any subsidiary of corporate parent) in the regular course of business. This added value represents a significant functional and value enhancement to the HP Products VAR furnishes. If VAR's added value consists of software, the software solves a major application need for the system being purchased.

    d) It is responsible for maintaining support services for the added value portion of the system.

    e) It is responsible for complying with all training requirements designated by HP on each eligible Product the reseller carries. The CSO training requirements for the U.S., Canada and Latin America are documented in publication 5965-1419EAM.

2.  CONDITIONS

    a) Whenever Products are being purchased for VAR purposes, VAR will so specify in its order.

    b) VAR discounts are only available for the Products for which an annual volume estimate has been made under this Agreement.

    c) VAR will have no claim against HP for compensation or commission from any purchase of HP Products from HP or a third party by VAR's end-users or prospective end-users.

    d) VAR will qualify for VAR discounts on add-on HP equipment and upgrades to the HP systems previously purchased if: (1) VAR initially resold the HP system being enhanced or upgraded with added value in accordance with the terms of this exhibit, and (2) VAR has provided and continues to provide ongoing support on the initial system to its end-user.

    e) HP will invoice VAR for any applicable taxes based on point of delivery unless the appropriate resale exemption certificates are on file at HP's order entry point or unless HP agrees the sale is otherwise exempt.

    f) HP reserves the right, at its discretion and upon reasonable notice to VAR, to verify VAR's compliance with the terms of this exhibit. At HP's request, VAR will provide HP with information to substantiate that VAR has fulfilled its obligations under this exhibit. Upon discovery of a violation, VAR will be asked to forfeit its rights under this Agreement. HP reserves the right either to terminate this Agreement upon 30 days notice to VAR or to not renew this Agreement based on the discovery of such violation.

    g) HP reserves the right to not renew this Agreement if HP decides to cease distribution of the Products through VAR's.
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VAR CERTIFICATION                                                     EXHIBIT 01


3.  PRODUCT MODIFICATIONS

    VAR will submit in writing to HP any proposed product modifications which might affect either the performance, safety or radiated emissions certifications of the product. In the event HP believes such modifications may have an adverse effect, HP reserves the right to further modify this exhibit to clarify the rights and obligations of HP and VAR with respect to support, marketing and technical specifications.

4.  VAR MARKETING PROGRAMS

    From time to time, HP may offer VAR marketing programs on terms and conditions applicable to such programs. For eligibility and program details, contact your HP sales representative.
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VAR COMPENSATION TERMS                                                EXHIBIT CB

This Exhibit provides the terms and conditions under which HP will provide Value-Added Resellers acting as an Independent Software Vendor (hereinafter referred to as "VAR") compensation for certain sales by HP of computer Products to end-user Customers (those Customers which receive end-user discounts or purchase from HP at list price) of both HP and VAR when VAR sells to an HP end-user Customer software which is instrumental in completing a new HP system sale.

1. ELIGIBILITY

  a) VAR and HP must have executed a current HP Business Terms agreement including this Exhibit. HP will pay VAR compensation for any qualifying purchase order received by HP during the Ordering Period of the agreement of which this Exhibit is a part.

  b) In order to receive any compensation under this Exhibit, VAR agrees to obtain, or have dedicated access to, a computer system enabling VAR to provide post-sale support to end-user Customer.

  c) The country in which end-user accepts delivery of the equipment must also be listed as a release point under this Agreement.

  d) Direct sale of HP Products to the U.S. Federal Government, or any of its affiliated agencies, are not eligible for compensation.

  e) Sales of VAR software to its corporate parent, division, or majority-owned subsidiary are not eligible for compensation.

2. HP SYSTEMS SALES

  Subject to the terms and conditions set forth herein, HP agrees to pay VAR compensation for a qualifying system sale by HP. HP will have sole authority to determine whether a qualifying system sale has occurred. A qualifying system sale meets the following criteria:

  a) VAR makes a direct sale or license of standard software package which may include any standard options to the product or customization of a standard option to a specific end-user Customer for use on a designated HP computer system.

      As used herein, "standard software package" will be used to mean an existing, off-the-shelf, in stock software package which VAR routinely licenses to Customers to meet a general need and is not created specifically for one single Customer based upon that Customer's specifications.

      As used herein, "standard options" will be used to mean, an existing, off-the-shelf, in stock option(s) to the standard software package product which VAR routinely licenses to Customers to meet a general need and is not created specifically for one single Customer based upon that Customer's specifications.

      As used herein, "customization of an option" will be used to mean, the partial modification or personalization of a standard option (as defined above) to meet a specific Customer's desired use of that standard option.

      VAR's standard software package, options to the product, or customization of an option may not be one which HP has any right to sell or distribute; and

  b) HP makes a direct sale or lease of a qualifying HP computer system to that end-user Customer at HP's published end-user discount. A qualifying system is any system containing a Central Processing Unit (CPU) which will run VAR's software and appears on Exhibit A3000 (VEU Computer System Products), which is incorporated by reference into this Exhibit. No incentive compensation will be provided for any products not listed on the then current Exhibit A3000 (VEU Computer System Products); or

      HP makes a direct sale or lease of a qualifying HP computer system upgrade to that end-user Customer at HP's published end-user discount. A qualifying system upgrade is any upgrade listed on the then current
      Exhibit A3000 (VEU Computer System Products), provided that the original
      HP computer system that is being upgraded was originally sold by HP or an authorized HP reseller to that end-user Customer; and
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VAR COMPENSATION TERMS                                                EXHIBIT CB


  c) Delivery of the computer system or upgrade occurs not more than 12 months following the date of the initial end-user purchase order; and

  d) HP determines that VAR's software product satisfies the end-user Customer's primary application needs; and

  e) HP determines that VAR's software package is a material and essential factor in the end-user Customer's decision to purchase the HP system or upgrade.

3. COMPENSATION

  a) In order to receive any compensation, including any co-op funds, under this Exhibit:

      1) VAR must provide HP with an executed copy of the purchase order/software license agreement between the VAR and the end-user Customer indicating a total adjusted net price of at least $6,000 (U.S.).

      2) The total adjusted net price of the purchase order/software license will be determined as the sum of the net price of the standard software package(s) included in the purchase order/software license, including net installation fees; plus any standard options to the product(s) at net price; plus up to 30% of the standard option net price as a customization fee, if applicable; less taxes, maintenance, travel, per diem, telephone charges, training, support or any other miscellaneous charges.

      3) VAR must execute and submit to HP an Incentive Request Form. This form must be delivered to HP prior to CPU shipment date, or within 60 days of the date that HP receives the end-user Customer's purchase order for the HP system(s), whichever occurs later.

          HP reserves the right to request additional information or documentation from time to time in order to reasonably determine whether compensation is due. Failure of VAR to comply with HP's information requirements will result in loss of any compensation otherwise due.

      4) VAR must have resold at least 1 HP computer system listed on Exhibit A3001 or A3003 during the last 2 years.

  b) The compensation for a qualifying system sale will be the lesser of the following two calculations:

      1) 4% of the net selling price of the qualifying system hardware listed on Exhibit A3000 on order with HP on the date that HP makes shipment to the end-user Customer of the Central Processing Unit (CPU) on the order for the qualifying system; or

      2) 30% of the qualified total adjusted net price, as described in Paragraph 3.a)2)above, VAR actually charges the end-user Customer for VAR's software package as reflected on the purchase order/ software license agreement.

          HP reserves the right to vary the VAR compensation when the end-user purchase is not at HP's published end-user discounts.

  c) Total HP compensation obligation to VAR under this Agreement for claims either submitted or eligible for submission during the 12 month Ordering Period of this Agreement will not exceed $250,000.

  d) HP will provide any compensation due VAR for a qualifying sale 60 days following the date HP ships the CPU to the end-user Customer or from the date all documentation required for payment of compensation is received by HP, whichever occurs later. Any compensation paid will be net of any outstanding sums due HP from VAR. VAR will be responsible for payment to HP on a timely basis any sums otherwise due regardless of any expectations of a compensation payment pursuant to this Exhibit. HP reserves the right to make partial payments to VAR if the Incentive Request Form references multiple CPU's on various end-user orders.

  e) If HP determines that the software packages of more than one eligible VAR are involved in the sale, HP reserves the right to divide the compensation in such proportions the involved parties request, or as HP determines to be appropriate and HP's decision will be binding. However, in no event will the total compensation provided by HP exceed 4% percent of HP's net selling price for the qualifying system as described above.
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VAR COMPENSATION TERMS                                                EXHIBIT CB


  f) HP reserves the right to apply compensation calculated in Paragraph 3.b) above as a credit against any sums due HP from VAR; otherwise the compensation will be provided as follows:

      1) 4% of the net selling price of the qualifying systems products (or the entire compensation, if the compensation is less than this amount) will be placed into the VARs co-op account, in accordance with HP's then current documentation for VARs describing the co-op program.

  g) When the VAR makes a sale or license of a software package that, at the time of the original sale or license, provides the end-user with the right to make multiple copies of the qualifying software package, compensation may be paid under the following criteria:

      1) If the sale or license of the standard software package, standard option(s) and any customization of standard options to the software and the right to copy the software for use on additional computer systems results in the sale by HP of multiple systems (system upgrades are excluded) to the end-user for use with that specific software application, HP will issue compensation for each qualifying hardware system sold by HP to the end-user.

      2) Compensation payments will be issued for a period of 30 months from the date of the initial hardware system purchase order.

          The compensation for each qualifying system sale will be calculated as described in Paragraph 3.b) above. However, in no event will the total compensation exceed 30% of the initial adjusted net price VAR actually charges the end-user for VAR's software package and right to copy that software as reflected by the purchase order/software license agreement. VAR must deliver the Incentive Request Form to HP prior to CPU shipment date, or within 60 days of the date of the initial end-user purchase order for the systems covered by the multiple-system license, whichever occurs later.

      3) VAR must inform HP that the software being sold or licensed includes the right to make multiple copies which may result in multiple system sales at the time of submitting the initial Incentive Request Form. Failure to so inform HP will result in compensation being paid only on the initial qualifying system sale.

  h) VAR may qualify for compensation on a direct sale of a system upgrade by HP only if VAR sold a new software package to the end-user which HP determines is a material and essential factor in the end-user Customer's decision to purchase the upgrade.

  i) VAR agrees that the compensation as defined herein will be the full and complete compensation for any obligations undertaken pursuant to this Exhibit.

  j) HP reserves the right to withhold payment of any or all compensation otherwise due for a qualifying sale if HP reasonably believes or determines that VAR has not or will not fulfill its contractual obligations to the end-user. HP will have the right to recover any compensation paid in the event VAR fails to perform such contractual obligations.

4.  SUPPORT

  VAR will offer its Customers full support on any software packages which form the basis for a qualifying sale. VAR's Customer support must include at least the following:
  a) Installation support to assist end-user Customers in installing the software packages for use with the HP system;

  b) Sufficient documentation to enable end-user Customers to operate the software packages in accordance with VAR specifications;

  c) Training for end-user Customer's staffs to allow satisfactory utilization of software packages with the HP system; and,

  d) Timely response to all software package faults or bug reports reported by either end-user Customer or by HP.

5. INTELLECTUAL PROPERTY INDEMNIFICATION

  VAR will indemnify and hold HP harmless from any and all damages, liabilities, costs, and expenses (including reasonable attorneys' fees) incurred by HP as a result of any claim or proceeding alleging that the use of a software package either alone or in connection with an HP system infringes any patent, copyright, trademark, or other proprietary right of any third party.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPENSATION TERMS                                                EXHIBIT CB

6. RELATIONSHIP BETWEEN PARTIES

     a) VAR is an independent contractor and will be free to set its own prices for all software packages and to license or sell them to end-user Customers for its own account.

     b) No agency or joint venture relationship is created by this Exhibit. Neither party will have any right or authority to act on behalf of the other or will represent that it has such right or authority.

     c) This Exhibit is not exclusive and either HP or VAR may enter into similar agreements with other parties.

7. TERMINATION

     a) Termination will occur automatically upon termination of the HP Business Terms agreement.

     b) Either VAR or HP may terminate this Exhibit at any time and without cause. Any such termination will not affect the other portions of this Agreement.

8. MISCELLANEOUS

     The terms of this Exhibit specifically amend paragraph 2.c) of the VAR Certification, Exhibit O1.



                    Effective the 11 day of August, 1996
                                  --        ------

AGREED TO:                                   AGREED TO:

VAR:      AMISYS Managed Care Systems, Inc.  HP:       Hewlett-Packard Company

-------------------------------------------  -------------------------------------------
Authorized Representative Signature          Authorized Representative Signature
Name:                                        Name:
          ---------------------------------  ---------------------------------
Title:                                       Title:    Contracts Administrator
          ---------------------------------

Address:  30 W. Gude Drive                   Address:  8000 Foothills Blvd.
          5th Floor                                    ms 5578
          Rockville, MD  20850                         Roseville, CA  95747-6588

          ---------------------------------            ---------------------------------

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR DUAL AGGREGATION TERMS                                           EXHIBIT DA


The purpose of this Exhibit is to set forth the additional terms which apply to qualifying Customers who elect to participate in the HP VAR Dual Aggregation Program for Computer Products. Multinational VAR should be aware that Dual Aggregation may not be implemented in some of the countries in which they do business, and credit will not be given for sales in countries where the Dual Aggregation program has not been implemented.

1. ELIGIBILITY

     A qualifying Customer is any VAR that has an HP Purchase Agreement that includes Exhibits A1001, A2001, A3001, A2003, or A3003, and Exhibit CB.

2. DUAL AGGREGATION

     VARs who elect to participate in this Program will, in addition to the compensation fees paid under the terms of Exhibit CB, receive purchase agreement credit for the leveraged end-user orders placed with HP subject to the following terms:

     a) The end-user Customer has a current HP Purchase Agreement and purchases qualifying products associated with a request for compensation payment directly from HP under the terms of that Agreement. Orders from the U.S. Federal Government are not eligible.

     b) Purchase agreement credit will count towards the estimated volume for Exhibits A1001, A2001, A3001, A2003, or A3003 under the terms of this Agreement at the HP List Price of the qualifying products which appear on Exhibits A1000, A2000, and A3000 at the time the order is received by HP. Purchase agreement credit from leveraged end-user orders will cease when either the accumulated leveraged end-user order credit reaches one-third of the original or revised estimated quantity for Exhibits A1001, A2001, A3001, A2003, or A3003; or when the VAR has reached its original or revised commitment. Purchase agreement credit from leveraged end-user orders will not be used to qualify for higher discounts during the term of this Agreement, nor will it be used for determining the estimated volume on a succeeding agreement except as provided above.

     c) For orders leveraged by more than one qualifying HP Value Added Business, VAR will receive half credit when another HP VAR or Software Supplier leveraged the order, or one third credit when two other HP VARs and/or Software Suppliers leveraged the order. HP reserves the right to make the final determination relating to the credit amount in situations where more than three VARs and/or Software Suppliers are involved.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

OEM/VAR WARRANTY                                                      EXHIBIT W1



This Exhibit provides a warranty for OEM or VAR Customers of qualified HP Products. To qualify, a Product must meet these criteria:

     a) It must be listed on a current version of at least one of the following Exhibits for which an estimate is specified under this Agreement: A3001, A3002, A3003, or A3004;

     b) It must have a warranty classification code of either "2D", "2F", "2G", "3A", "3B", "5G", "5H", "5J", "5K", "5L", "5M", "5N", or "5R" on the
        current HP Price List, or be a peripheral included in the system configuration and purchased on a coordinated delivery with a system having a code of "2D", "2F", "2G", "3A", "3B", "5G", "5H", "5J", "5K",
        "5L", "5M", "5N", or "5R"; and

     c) The HP hardware Product has not been modified.


All HP's Warranty terms in this Agreement remain unchanged except as follows:

     a) The warranty period for Products qualifying under this Exhibit will begin 90 days from the date the Product is shipped by HP to the OEM or VAR Customer. Warranty service will be in accordance with HP's normal warranty repair policy for the Product.

     b) Upon receipt of the Product, and prior to shipment of the Product to the end user customer or utilization of the Product, OEM or VAR Customer may inspect and test the Product and, if the Product is found defective, such Product shall qualify to receive HP's standard warranty service for such Product.

     c) ALL RIGHTS OFFERED UNDER THIS WARRANTY MUST BE EXERCISED BY THE OEM or VAR CUSTOMER.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]
                                                                      Exhibit I5
HP CHANNEL PARTNER INSIGNIA

The purpose of this Exhibit is to provide eligible participants in the HP Channel Partner Program with a right to use an insignia which identifies them as such, under conditions that properly protect the insignia.

1. Definitions

  a. "Referenced Contract" means Agreement No. AW413 effective the __ day of _______________ , 1996 between Hewlett-Packard Company ("HP") and the Participant named below, to which this Exhibit is a part.

  b. "Program" means the HP marketing program known as the "Channel Partner Program" to which HP has admitted Participant by written notice.

  c. "Authorized Products" means any products or services of Participant offered to customers pursuant to the Referenced Contract.

  d. "Insignia" means the insignia shown below:

          [ARTWORK FOR HEWLETT PACKARD APPEARS HERE]                [ARTWORK FOR HEWLETT PACKARD APPEARS HERE]

  e. "HP Mark" means any HP trademark, trade name, logo or insignia, including the Insignia.


2. Insignia Ownership

  Participant acknowledges that the Insignia is a trademark of HP and that it shall remain the sole property of HP. Participant's right to use the Insignia is only by virtue of this Exhibit and Participant shall acquire no rights to the Insignia through use. Participant agrees not to attack or challenge the validity of the Insignia as a trademark or challenge the validity of the Insignia as a trademark of HP or HP's ownership of or right to control the use of the Insignia. Participant agrees that any use it makes of the Insignia shall inure to the benefit of HP.

3. Authorization

  Participant is authorized to use the Insignia subject to the following provisions (the "Authorization"). Participant is authorized to use the Insignia only in connection with the promotion and sale of Authorized Products. Participant will comply with all provisions in this Exhibit and the Referenced Contract as well as all rules, standards or guidelines promulgated from time to time by HP for the display and use of the Insignia. Participant will at all times use the Insignia in good taste and will refrain from using it in a manner that would bring the Insignia or HP into disrepute. Participant is not authorized to use, and shall not use, any other HP Mark on, or in connection with, the sale of Authorized Products. Participant is not authorized to, and shall not purport to, authorize its customers, or anyone else, to use any HP Mark, including the Insignia. Neither the Insignia, nor any other HP Mark shall be used by Participant in connection with the sale of any products other than Authorized Products. Any change in this authorization or any additional authorization with respect to any HP Mark, must be in writing signed by an authorized representative of HP. Participant will promptly report to HP any misuse or unauthorized use of the Insignia that comes to Participant's attention.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP CHANNEL PARTNER INSIGNIA                                           Exhibit I5

4. Quality Standard

     Participant agrees to maintain at least the same level of quality in the Authorized Products, any associated or related documentation, material, services and packaging as it maintained when the Participant qualified for the Program. Participant also agrees to comply with all standards set by HP from time to time for inclusion in the Program. Any time that, in HP's sole judgement and absolute discretion, the Authorized Product falls below this level of quality or Participant fails to comply with the standards required for inclusion in the Program, HP may immediately terminate the Authorization and take other appropriate measures as specified below. Participant understands that HP will from time to time evaluate the Authorized Product for compliance with the Standard of Quality, including surveying Participant's customers for the Authorized Product; and Participant agrees to cooperate with HP in such evaluations upon request.

5. Termination

     HP may terminate or suspend the foregoing Authorization (i) at will upon thirty (30) days prior written notice in the event HP suspends or changes the Program or (ii) immediately upon written notice to Participant if Participant fails to comply with any of the provisions of this Exhibit or any of the rules or standards promulgated by HP for the use of the Insignia. This Authorization shall automatically terminate upon the termination of the Referenced Contract. Upon any termination of the Authorization, Participant will immediately cease use of the Insignia and remove the Insignia from any and all Authorized Products and advertising materials still in Participant's possession or control on the date of termination, and Participant will replace any Authorized Products that bear the Insignia that are still in the hands of any distributors or other resellers with products that do not bear the Insignia. In the event of the termination of the Authorization given above, Participant agrees to the entry of injunction against it prohibiting the use of the Insignia, agrees not to contest the entry of such an injunction and agrees that money damages would not be an adequate remedy for unauthorized use of the Insignia.

6. Approvals

     Participant will, upon request by HP, submit to HP for its prior approval any and all proposed uses for the Insignia. Any failure by HP to object to a particular practice, use or omission by Participant shall not be construed as a waiver of HP's right to object to, or require changes in, such practice, use, or omission in the future, nor shall it be construed as an approval of such practice, use or omission.

7. Registrations

     Participant will cooperate with HP in making or facilitating any governmental registrations or submission that are necessary to protect the Insignia and HP's ownership thereof, including, but not limited to, registration of Participant as a Registered User of the Insignia. Upon termination of this Exhibit, Participant will cooperate with HP in the revocation of any such registration.

8. Legal Relationship

     Participant's relationship with HP will be that of an independent contractor. Neither party will have, nor represent that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied on behalf of the other party. Nothing stated in this Exhibit shall be construed as creating a legal partnership between Participant and HP, or as creating the relationship of employer and employee, master and servant or principal and agent between the parties.

9. Communications with Third Parties

     Participant understands that the term "partner" is often used to promote arms-length relationships between a hardware vendor and non- affiliated business entities such as VARs, OEMs and software suppliers. Participant shall not suggest that the use of the term "partner" as part of the Insignia implies any actual legal partnership between Participant and HP. Participant shall not hold itself out to third parties as being in a legal partnership with HP, sharing profits or losses with HP, or sharing management responsibility with HP.

[HEWLETT PACKARD LOGO (R) APPEARS HERE]

HP CHANNEL PARTNER INSIGNIA                                          Exhibit I5

10. Insignia Ordering Information

    To use the Insignia herein when promoting your relationship with Hewlett-Packard, you may order camera ready artwork and usage guidelines by calling the Hewlett-Packard LitLine at the following phone numbers:

                         HP LitLine Voice:  1-800-862-0633
                                            1-408-447-1000

                         HP LitLine Fax:    1-408-376-3203

PARTICIPANT:
                AMISYS Managed Care Systems, Inc.                       HEWLETT PACKARD COMPANY


                ----------------------------------                      ----------------------------------
                Authorized Representative Signature                     Authorized Representative Signature
Name:                                                   Name:
                ----------------------------------                      ----------------------------------
Title:                                                  Title:
                ----------------------------------                      ----------------------------------


Address:        30 W. Gude Drive                        Address:        8000 Foothills Blvd.

                5th Floor                                               ms 5578

                Rockville, MD   20850                                   Roseville, CA  95747-6588

                ----------------------------------                      ----------------------------------

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP PREMIER SOLUTION PARTNER INSIGNIA PROGRAM                          Exhibit I1

The purpose of this Exhibit is to provide eligible participants in the HP Premier Solution Partner Program with an insignia which identifies them as such under conditions that properly protect the insignia.

1.  Definitions:

  a) "Referenced Contract" means Agreement No. AW413 effective the __ day of _______________, 1996 between Hewlett-Packard Company ("HP") and the Participant named below, to which this Exhibit is a part.

  b) "Program" means the HP marketing program known as the "Premier Solution Partner Program" to which HP has admitted Participant by written notice.

  c) "Authorized Products" means any products or services of Participant specifically designated in writing by HP as qualified for a Program.

  d) "Insignia" means the insignia shown below.


                        [HEWLETT PACKARD ARTWORK APPEARS HERE]


  e) "HP Mark" means any HP trademark, trade name, logo, or insignia, including the Insignia.

2. Insignia Ownership:

   Participant acknowledges that the Insignia is a trademark of HP and that it shall remain the sole property of HP. Participant's right to use the Insignia is only by virtue of this Exhibit and Participant shall acquire no rights to the Insignia through use. Participant agrees not to attack or challenge the validity of the Insignia as a trademark or challenge the validity of the Insignia as a trademark of HP or HP's ownership of or right to control the use of the Insignia. Participant agrees that any use it makes of the Insignia shall inure to the benefit of HP.

3. Authorization:

   Participant is authorized to use the insignia subject to the following provisions (the "Authorization"). Participant is authorized to use the Insignia only in connection with the promotion and sale of Authorized Products. Participant will comply with all provisions in this Exhibit and the Referenced Contract as well as all rules, standards or guidelines promulgated from time to time by HP for the display and use of the Insignia. Participant will at all times use the Insignia in good taste and will refrain from using it in a manner that would bring the Insignia or HP into disrepute. Participant is not authorized to use, and shall not use, any other HP Mark on, or in connection with, the sale of Authorized Products. Participant is not authorized to, and shall not purport to, authorize its customers, or anyone else, to use any HP Mark including the Insignia. Neither the Insignia, nor any other HP Mark shall be used by Participant in connection with the sale of any products other than Authorized Products. Any change in this authorization or any additional authorization with respect to any HP Mark, must be in writing signed by an authorized representative of HP. Participant will promptly report to HP any misuse or unauthorized use of the Insignia that comes to Participant's attention.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]                           Exhibit I1

4.  Quality Standard:

    Participant agrees to maintain at least the same level of quality in the Authorized Products, any associated or related documentation, material, services and packaging as it maintained when the Participant qualified for the Program. Participant also agrees to comply with all standards set by HP from time to time for inclusion in the Program. Any time that, in HP's sole judgment and absolute discretion, the Authorized Product falls below this level of quality or Participant fails to comply with the standards required for inclusion in the Program, HP may immediately terminate the Authorization and take other appropriate measures as specified below. Participant understands that HP will from time to time evaluate the Authorized Product for compliance with the Standard of Quality, including surveying Participant's customers for the Authorized Product; and Participant agrees to cooperate with HP in such evaluations upon request.

5.  Termination:

    HP may terminate or suspend the foregoing Authorization (i) at will upon thirty (30) days prior written notice in the event HP suspends or changes the Program or (ii) immediately upon written notice to Participant if Participant fails to comply with any of the provisions of this Exhibit or any of the rules or standards promulgated by HP for the use of the Insignia. This Authorization shall automatically terminate upon the termination of the Referenced Contract. Any Authorized Products and associated materials still in Participant's possession or control when this Authorization is terminated other than for failure on the part of Participant to comply with the terms of this Exhibit or the Referenced Contract may be disposed of by Participant in the normal channels of trade within three (3) months of the date of termination. In the event of the termination of the Authorization given above, Participant agrees to the entry of injunction against it prohibiting the use of the Insignia, agrees not to contest the entry of such an injunction and agrees that money damages would not be an adequate remedy for unauthorized use of the Insignia.

6. Approvals:

    Participant will, upon request by HP, submit to HP for its prior approval any and all proposed uses of the Insignia. Any failure by HP to object to a particular practice, use, or omission by Participant shall not be considered as a waiver of HP's right to object to, or require changes in, such practice, use or omission in the future, nor shall it be construed as an approval of such practice, use, or omission.

7.  Registrations:

    Participant will cooperate with HP in making or facilitating any governmental registrations or submissions that are necessary to protect the Insignia and HP's ownership thereof, including, but not limited to, registration of Participant as a Registered User of the Insignia. Upon termination of this Exhibit, Participant will cooperate with HP in the revocation of any such registration.

8.  Legal Relationship:

    Participant's relationship with HP will be that of an independent contractor. Neither party will have, nor represent, that it has, any power, right or authority to bind the other party, or to assume or create any obligation or responsibility, express or implied on behalf of the other party. Nothing stated in this Exhibit shall be construed as creating a legal partnership between Participant and HP, or as creating the relationship of employer and employee, master and servant or principal and agent between the parties.

9. Communications with Third Parties:

   Participant understands that the term "partner" is often used to promote arms-length relationships between a hardware vendor and non-affiliated business entities such as VARs, OEMs and software suppliers. Participant shall not suggest that the use of the term "partner" as part of the Insignia implies any actual legal partnership between Participant and HP. Participant shall not hold itself out to third parties as being in a legal partnership with HP, sharing profits or losses with HP, or sharing management responsibility with HP.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]                         Exhibit I1

HP PREMIER SOLUTION PARTNER INSIGNIA PROGRAM

            As an Exhibit to and as part of the Referenced Contract;



                      Effective the 11 day of August, 1996

AGREED TO:                                                         AGREED TO:

Participant:                                                       HP:
         AMISYS Managed Care Systems, Inc.                              Hewlett-Packard Company



         -----------------------------------                            ---------------------------------------
         Authorized Representative Signature                               Authorized Representative Signature

Name:                                                             Name:
         -----------------------------------                            ---------------------------------------
Title:                                                            Title:   Contracts Administrator
         -----------------------------------                            ---------------------------------------

Address: 30 W. Gude Drive                                         Address: 8000 Foothills Blvd.

         5th Floor                                                         ms 5578

         Rockville, MD  20850                                              Roseville, CA 95747-6588

         -----------------------------------                               ------------------------------------

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

HP CONFIGURATION TOOLS LICENSE                                      Exhibit E31

1. PARTIES AND PRECEDENCE

This Exhibit covers Channel Partner's Use of certain electronic configuration tools which consist of HP and third party Software. For purposes of this Exhibit, Channel Partner means any direct reseller, indirect reseller or Independent Software Vendor (ISV) of HP Computer Systems Organization (CSO) Products pursuant to a written agreement or certification. This Exhibit is incorporated by reference into such agreement or certification, the terms and conditions of which will continue in full force and effect; provided, however, that in the event of a conflict with any of the provisions of this Exhibit, this Exhibit will take precedence.

2. LICENSE GRANT

  a) Subject to the terms and conditions set forth in this Exhibit and in Channel Partner's HP agreement or certification, HP grants to Channel Partner an internal, non-exclusive, non-transferable, worldwide license to Use one copy of the following Software plus any other software designated by HP and agreed upon by Channel Partner in object code format and including any associated documentation (collectively the Configuration Tools), per each individual User identified by Channel Partner and approved by HP: For purposes of this Exhibit, User means an individual employee or contractor of Channel Partner, as evidenced by a unique user identifier for such individual.

        HP Knowledge Base
        SalesBUILDER for Windows
        QuoteBUILDER for Windows
        RAM Doubler

  b) Notwithstanding the foregoing transfer restriction, Channel Partner may transfer copies of the Configuration Tools, including the associated licenses and documentation, between similarly situated Users, subject to
      Section 3 below and any related policies or guidelines issued by HP.


3. RESTRICTIONS AND CHANNEL PARTNER RESPONSIBILITIES

  a) Channel Partner will Use the Configuration Tools solely for the purposes of selling, configuring, quoting prices for, ordering, distributing and /or supporting HP Products and Channel Partner products.

  b) Channel Partner will be responsible for the payment of all registration fees, periodic fees, and any connect time charges associated with the delivery of the Configuration Tools by HP or its designee via electronic communications services or other means.

  c) Channel Partner must have a valid HP Purchase Agreement for resellers, ISV agreement or certification, with no compliance violations, in order to be eligible to Use the Configuration Tools.

  d) Channel Partner will be responsible for controlling the number of its Users of the Configuration Tools, and will notify HP or its designee promptly of any internal transfers of the Configuration Tools, including the associated licenses and documentation.

  e) Channel Partner acknowledges HP's right to change product information as reflected in The HP Product Knowledge Base without prior notice to Channel Partner.

4. SUPPORT

HP will provide direct reselling and ISV Channel Partners with telephone coverage support regarding SalesBUILDER for Windows only, each Monday through Friday from 8:00 AM to 8:00 PM Eastern Standard Time, excluding HP holidays pursuant to this Exhibit regarding support. HP has no support obligations regarding any other software licensed pursuant to this license. The Channel Partners may contact directly the manufacturers of other software licensed.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

HP CONFIGURATION TOOLS LICENSE                                     Exhibit E31

5.   CONFIDENTIAL INFORMATION

Any information disclosed by HP to Channel Partner in connection with Channel Partner's Use of the Configuration Tools which is labeled confidential or proprietary will be protected by Channel Partner from unauthorized disclosure to third parties with the same degree of care as Channel Partner uses for its own similar information for a period of three years from the date of disclosure. This restriction will not apply to any information which is (i) already known by Channel Partner prior to disclosure, (ii) independently developed by Channel Partner prior to or independent of the disclosure, (iii) publicly available,
(iv) rightfully received from a third party without a duty of confidentiality, or (v) disclosed by Channel Partner with HP's prior written approval.

6. OWN RISK

HP IS PROVIDING THESE CONFIGURATION TOOLS ON AN "AS IS" BASIS. CHANNEL PARTNER'S USE OF THE CONFIGURATION TOOLS IS AT CHANNEL PARTNER'S OWN RISK. HP, ITS AGENTS, EMPLOYEES, SUBCONTRACTORS AND THIRD PARTY SOFTWARE SUPPLIERS DISCLAIM ANY AND ALL LIABILITIES FOR AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONFIGURATION TOOLS INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7. TERM AND TERMINATION

This Exhibit will be effective upon execution by both parties, and will continue in effect so long as Channel Partner's HP agreement or certification is in effect; provided, however, that HP may terminate Channel Partner's license immediately upon notice for cause, and that HP may, in HP's sole discretion, terminate Channel Partner's license upon 30 days notice without cause. Upon any such termination, Channel Partner will immediately destroy the Configuration Tools, together with all copies in any form.

                    EFFECTIVE DATE  August 11, 1996

         This document serves as an Exhibit to Agreement Number: AW413.

AGREED TO:                                                  AGREED TO:

Customer:  AMISYS Managed Care Systems, Inc.                HP:        Hewlett-Packard Company


--------------------------------------------                -----------------------------------------
Authorized Representative Signature                         Authorized Representative Signture

Name:                                                       Name:
        ------------------------------------                      ------------------------------------
Title:                                                      Title:   Contracts Administrator
        ------------------------------------
Address: 30 W. Gude Drive                                   Address: 8000 Foothills Blvd.
         5th Floor                                                   ms 5578
         Rockville, MD 20850                                         Roseville, CA 95747-6588

        -------------------------------------                        ---------------------------------

Signature blocks do not need to be completed if this HP Configuration Tools License is being made a part of a signed Purchase Agreement with HP.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

The Products listed on this Exhibit and all applicable standard options appearing on the current HP Price List earn discounts based on the total volume purchased in accordance with the following Discount Schedule(s) at the level established under this Agreement. Special options may be subject to the same discount as standard options as mutually agreed upon between Customer and HP prior to each order. The total volume is the sum of the list prices of the total quantity of Products (including all applicable options) purchased from the Products listed on this Exhibit. All language versions of the Products listed on this Exhibit qualify.

DISCOUNT

Each Product is categorized for discount rate into a "Discount Percentage Schedule" column as shown in the "Products Subject to Discount" table.


                          DISCOUNT PERCENTAGE SCHEDULE

                  WORLDWIDE                     I   II   III
                  US DOLLAR LIST


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

PRODUCTS

Product grouping subject to discount under this Exhibit by column of the "Discount Percentage Schedule" are indicated below. Some Products may not be included in the columns designated for their Product grouping. Detailed listing of the specific Products and associated discount columns are available from HP upon request.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000



                         PRODUCTS SUBJECT TO DISCOUNT

--------------------------------------------------------------------------------
     I                            II                            III



    + Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
                       Securities Exchange Act of 1934.






--------------------------------------------------------------------------------

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

PRODUCT       COLUMNS       WARRANT        DESCRIPTION
NUMBER                      CODE

11130A      +                7A              2 meter HP-IB cable for the V7
12005B      +                2D              A-Series ASI
12006A      +                2D              Parallel duplex interface.
12007B      +                2D              HDLC modem link.
12009A      +                2D              HPIB Interface
12010A      +                2D              Breadboard interface.
12016A      +                3A              SCSI interface.
12025A      +                3A              12 slot I/O extender.
12038A      +                3A              2 socket memory connector.
12038B      +                3A              3 socket memory connector.
12038C      +                3A              4 socket memory connector.
12038D      +                3A              5 socket memory connector.
12040C      +                2D              8 channel C multiplexer card
12040D      +                2D              8 channel multiplexer card.
12044A      +                2D              Hardware Link
12060B      +                2D              A-Series analog.
12060BC     +                2D              8 Channel analog input cable.
12062A      +                2D              4 channel DAC (L-Series).
12062AC     +                2D              4 Channel analog cable
12063A      +                2D              Digital I/O.
12063AC     +                2D              32 channel I/O cable.
12076A      +                2D              A-Series LAN.
12079A      +                2D              LAN/1000 direct driver access
12100A      +                3A              A400 board computer.
12103CN     +                NA              12103C upgrade return credit
12103DN     +                NA              12103D upgrade return credit
12103K      +                3A              2 MB memory card.
12103KN     +                3A              2 MB A/400 series return credi
12103L      +                3A              4 MB parity memory card.
12103LN     +                3A              4 MB A/400 Series return credi
12103M      +                3A              8 MB Parity memory card.
12123A      +                2B              HP1000 SCSI integrated periphe
12154A      +                3A              Battery back up.
12157B      +                3A              Battery back up. For 213X, 215
12159A      +                3A              25 KHz module.
12221AN     +                NA              12221A upgrade return credit
12221B      +                3A              8 MB ECC memory card.
12679B      +                3A              Pair of support rails for Micr
12679C      +                3A              Support rails.
12680B      +                3A              Blank panel, 1.75 inch
12681B      +                3A              Blank panel, 3.5 inch
12682B      +                3A              Blank panel, 5.25 inch
12683B      +                3A              Blank panel, 7 inch
12685B      +                3A              Blank panel, 10.5 inch
12749HN     +                NA              12749H return credit.
12905A      +                3A              19" EIA rack mount adapter for
12966AN     +                NA              12966A return credit
12990C      +                2C              A400/A600+/A700/A900 to A990 u
19359-60    +                3P              ADAPTER KIT
19508A      +                5E              Rack mount kit for HP6000 disk
19511AR     +                2D              Rmkt Desk height cabinet for 2
19514AR     +                2E              Rmkt 1.6 meter cabinet for 8 7
19572A      +                NA              2 Meter Long P-Bus Cable, Arra
19573A      +                NA              2.1M Long P-Bus Cable, Array t
19573P      +                NA              800mm short P-BUS cable
2113N       +                NA              2113 Upgrade Return Credit
2335A       +                2C              X.25 MULTIPLEXER
2335AR      +                2C              Rmkt X.25 multiplexer
2340AR      +                5H              Rmkt DTC16 datacomm terminal c
2345AR      +                5H              Rmkt Data communications and t
2346AR      +                5H              Rmkt 8 RS-232-C direct ports
2346BR      +                5H              Rmkt 8 RS-422 direct ports
2346CR      +                5H              Rmkt 6 RS-232-C modem ports
2348A       +                5H              DTC48 Upgrade Kit
2434A       +                3A              Micro 24 Computer
24405A      +                2B              HP NS X.25 Network Link/V
24405AN     +                2B              Return Credit for NS X.25 3000
2484B       +                2A              Micro 24 CPU
25525B      +                5K              EISA Fast Differential SCSI Ho
25560A      +                5K              EISA HP-IB Interface
25567B      +                5K              LAN/9000 for the HP Series 700
25606511002 +                4A              Terminal, green, US kybrd
25606511004 +                4A              928 Terminal, green, Spain
25606511005 +                4A              928 Terminal, green, France
25606511008 +                4A              928 Terminal, green, UK
25606511010 +                4A              928 Terminal, green, Switzerland
25606531002 +                4A              928 Terminal, white, US kybrd
25606531003 +                4A              928 Terminal, white, Germany
25606531005 +                4A              928 Terminal, white, France
25606531006 +                4A              928 Terminal, white, Norway
25606531008 +                4A              928 Terminal, white, UK
25606640001 +                5Q              928 Video Term & Keyboard, US
25606640003 +                5Q              928 Video Terminal, Amber, US
2562CR      +                2B              Rmkt 420 LPM line impact print
2563BR      +                2B              Rmkt 55dba line printer
2563CR      +                2B              Rmkt LPM dot matrix printer
2564BR      +                2B              Rmkt 600 LPM, dot matrix print
2564CR      +                2B              Rmkt 840 LPM dot matrix line p
2566BR      +                2B              Rmkt 900 LPM line printer, dot
2566CR      +                2B              Rmkt 1200 LPM line impact prin
2567CR      +                2B              Rmkt 1600 LPM line impact prin
27110BR     +                3A              Remarketed HP-IB interface car
27111A      +                2B              HP 9000 CIO HP-FL interface ca
27113A      +                5H              CIO HP-IB for Series 900
27113AN     +                3B              HP-IB Channel Upgrade Credit.
27115A      +                5H              S900 CIO Fiber-optic Periphera
27115AN     +                2B              Return credit for CIO fiber-op
27147A      +                2D              HP 9000 CIO SCSI host adapter
27147AR     +                4A              Rmkt HP 9000 CIO SCSI host ada
27251A      +                5H              CIO SCSI Host Adapter
28615A      +                5H              HP-FL adapter for HP-Precision
28615AR     +                5H              Rmkt HP-FL adapter for HP Prec
28616A      +                5H              HP-PB fiber optic peripheral i
28616AR     +                5H              Rmkt HP-PB fiber optic periphe
28642A      +                5H              HP 3000 HP-PB SCSI Host Adapte
28642AR     +                5H              Rmkt HP 3000 HP-PB SCSI host a
28643A      +                5H              HP Fiber optic SCSI extender.
28650B      +                5K              HP-IB adapter for HP-Precision
28650BR     +                5K              Rmkt HP-IB adapter for HP Prec
28655A      +                5K              HP-PB SE SCSI-2 Centronics hos
28655AR     +                5K              Rmkt HP-PB SE SCSI-2/Centronic
28696A      +                5J              HP-PB FWD SCSI-2 host adapter
28696AR     +                5G              Rmkt HP-PB FWD SCSI-2 host ada
2934AR      +                3A              Rmkt dot matrix impact printer
2939A       +                2C              Micro 99 (A990) Box Computer
29431G      +                3A              56" Tall Steel Cabinet for A-S
2959A       +                2C              A990 Box Computer
2989A       +                2A              Micro 99 SPU
2999A       +                2A              Model 99 A990 System
30062B      +                5P              HP 3000 modem cable
30062C      +                5P              Hardwired or modem extender ca
30062D      +                3C              Hardwire Extender Cable
30138A      +                3C              TRANSACT/iX
30152A      +                3C              3-pin to 25-pin adapter cable
30153A      +                5P              3-pin to 3-pin RS-232-C extend
30154A      +                3C              5-pin to 5-pin RS-422 extender
30165AN     +                NA              Return credit for 30165A 4-MB
30167A      +                3C              HP TurboSTORE/V
30234A      +                3C              HP SRC/V
30240A      +                2B              HP ThinLAN 3000/V Link
30240AN     +                NA              Officeshare LAN/3000 Link Retu
30241A      +                5J              ThickLAN MAU & coax cable tap
30241B      +                5E              ThickLAN coax cable tap
30242AN     +                NA              Return Credit for LAN/3000 Lin
30245A      +                NA              HP SNA NRJE/V
30246A      +                2B              HP SNA Link/V
30246AN     +                NA              Return credit for SNA Link.
30247A      +                NA              HP SNA IMF/V
30248A      +                NA              HP RJE/V
30249A      +                NA              HP MRJE/V
30250A      +                NA              HP IMF/V
30251A      +                2B              HP BSC Link/V
30251AN     +                NA              Return credit for BSC Link.
30252A      +                NA              HP LU6.2 Base/V
30253A      +                NA              HP LU6.2 API/V
30254A      +                NA              HP SNA Server/V
30255A      +                NA              HP SNA Server Access/V
30270AN     +                NA              Rtn Credt, Point-to-Point Hard
30271AN     +                NA              Rtn credit for Point-to-Point
30284A      +                2B              HP NS Pt-to-Pt Link/V for Micr
30285A      +                2B              HP NS Pt-to-Pt Link/V; S39 to
30291A      +                5H              SNA Link/iX license for MPE/iX
30292A      +                NA              SNA NRJE/iX right-to-use licen
30293A      +                NA              SNA IMF/iX license to use
30294A      +                NA              LU 6.2 API/iX right-to-use lic

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
30295A     +                NA             BSC RJE/iX right-to-use licens
30298A     +                NA             SNA/X.25 Link/iX right-to-use
30316A     +                3C             HP EDIT/V
30318A     +                3C             HP RPG/iX Compiler
30319A     +                3C             TurboStore/iX right-to-use lic
30328A     +                3C             HP SRC/iX
30349A     +                3C             Mirrored Disk/iX license to us
30368B     +                3C             HP ALLBASE/SQL V.G.0 Dev LTU f
30392A     +                3C             HP Security Monitor/V
30462AN    +                NA             Return credit for 2 MB memory
30482AN    +                NA             Return credit for 4 MB M3000XE
30601A     +                3C             ALLBASE/4GL Developer's Packag
30602A     +                3C             ALLBASE/4GL Run-time Package
31500A     +                3C             COBOL II/iX compiler.
31501A     +                3C             HP FORTRAN 77/iX Compiler
31502A     +                3C             HP Pascal/iX compiler
31506A     +                3C             HP C/iX compiler.
31508A     +                3C             HP Symbolic Debugger/iX.
32003A     +                2B             HP Asynch Serial Network Link/
32006A     +                NA             HP SNA Distribution Services/i
32007A     +                5H             BSC Link/iX
32015A     +                NA             LAN Manager/iX license
32020A     +                3C             NetWare 3.01 License for HP 30
32020B     +                3C             Netware v3.11 license for MPE/
32031A     +                3C             HP X.400 for Series 300
32032B     +                3C             HP X.400/9000 License for Seri
32032B 0C8 +                3C             Upgrade credit for tier 2 SPUs
32032B AHN +                3C             HP 9000 series 700
32044B     +                3C             ACT Server; use w/ Northern Te
32046A     +                3C             Appl Computerized Telephony AP
32048E     +                NA             HP OpenView for Windows Run-Ti
32069A     +                3C             OSI Transport Services
32070A     +                3C             OSI Transport Services S800 Li
32077A     +                3C             ACT API License for HP 3000
32100A     +                3C             HP SPL/V Compiler
32102B     +                3C             HP FORTRAN 66/V Compiler
32104A     +                3C             HP RPG/V Compiler
32106A     +                3C             HP Pascal/V Compiler
32111A     +                3C             HP BASIC/V Interpreter
32115A     +                3C             HP Business BASIC/V Compiler
32116A     +                3C             HP FORTRAN 77/V Compiler
32120-90020+                3P             TUTORIAL, HP WORD 1
32120-90021+                3P             TUTORIAL, HP WORD 2
32154A     +                3C             HP Maintenance Management
32154AD    +                3C             HP Maintenance Management Germ
32154AE    +                3C             HP Maintenance Management Spai
32154AF    +                3C             HP Maintenance Management Fren
32154AM    +                3C             HP Maintenance Management Mexi
32154AZ    +                3C             HP Maintenance Management Ital
32154ZE    +                3C             HP Maintenance Mgt Manual Set
32156A     +                3C             HP Maintenance Management
32156AD    +                3C             HP Maintenance Management Germ
32156AE    +                3C             HP Maintenance Management Spai
32156AF    +                3C             HP Maintenance Management Fren
32156AH    +                3C             HP Maintenance Management Dutc
32156AM    +                3C             HP Maintenance Management Mexi
32180A     +                3C             APS/3000
32187AN    +                NA             Rtn Credit for X.25 Network Co
32205B     +                3C             HP Scientific Library/3000
32233A     +                NA             HP COBOL II/V Compiler
32238A     +                3C             OPT/3000
32244A     +                3C             Dictionary/V
32246A     +                3C             INFORM/V
32247A     +                3C             TRANSACT/V
32254-91001+                3P             TUTORIAL, SYSTEM
32254A     +                NA             System Dictionary/V
32255A     +                NA             Sys. Dict. COBOL Definition Ex
32256A     +                NA             System Dictionary/iX
32257A     +                NA             Sys. Dict. COBOL Definition Ex
32267A     +                3C             HP MM Advanced Customization
32267AM    +                3C             HP MM Advanced Customization M
32267AZ    +                3C             HP MM Advanced Customization I
32267DA    +                3C             HP MM Advanced Customization G
32267HA    +                3C             HP MM Advanced Customization D
32270A     +                3C             HP Production Management
32270AE    +                3C             HP Production Management Spain
32270AM    +                3C             HP Production Management Mexic
32270DA    +                3C             HP Production Management Germa
32270FA    +                3C             HP Production Management Frenc
32270HA    +                NA             HP Production Management Dutch
32270KA    +                3C             HP Production Management Japan
32270SA    +                NA             HP Production Management Swede
32270UA    +                3C             HP Production Management UK
32270XA    +                3C             HP Production Management Finla
32270ZA    +                3C             HP Production Management Italy
32279A     +                3C             HP Maintenance Advanced Custom
32279AD    +                3C             HP Maint Advanced Customizatio
32279AE    +                3C             HP Maint Advanced Customizatio
32279AF    +                3C             HP Maint Advanced Customizatio
32279AH    +                3C             HP Maint Advanced Customizatio
32279AM    +                3C             HP Maint Advanced Customizatio
32279AZ    +                3C             HP Maint Advanced Customizatio
32305A     +                3C             HP General Ledger Right to use
32305AA    +                3C             HP General Ledger Right to use
32305AC    +                3C             HP General Ledger Right to use
32305AM    +                3C             HP General Ledger Right to Use
32305AP    +                3C             HP General Ledger Swiss German
32305AQ    +                3C             HP General Ledger Swiss French
32305AX    +                3C             HP General Ledger Right to Use
32305AY    +                3C             HP General Ledger Right to Use
32305DA    +                3C             HP General Ledger Right to use
32305EA    +                3C             HP General Ledger Spain
32305ER    +                3C             Copy HPGL Spanish
32305FA    +                NA             HP General Ledger Right to use
32305HA    +                3C             HP General Ledger
32305JA    +                3C             HP General Ledger Right to use
32305UA    +                3C             HP General Ledger Right to use
32305ZA    +                3C             HP General Ledger Right to use
32306A     +                *              Dual Ledger
32306AA    +                3C             HP Dual Ledger Right to use
32306AC    +                3C             HP Dual Ledger French Canadian
32306AM    +                3C             HP Dual Ledger Right to Use
32306AP    +                3C             HP Dual Ledger Swiss German Ve
32306AQ    +                3C             HP Dual Ledger Swiss French Ve
32306AS    +                3C             HP Dual Ledger
32306AX    +                3C             HP Dual Ledger Right to Use
32306AY    +                3C             HP Dual Ledger Right to Use
32306DA    +                *              HP Dual Ledger Right to use
32306EA    +                3C             HP Dual Ledger Spain
32306ER    +                3C             Copy HPDL Spanish
32306FA    +                NA             HP Dual Ledger Right to use
32306HA    +                NA             Dual Ledger
32306JA    +                *              HP Dual Ledger Right to use
32306LA    +                *              Dual Ledger
32306UA    +                *              RTU UK HPDL
32306ZA    +                3C             HP Dual Ledger Right to use
32307A     +                *              Allocator
32307AA    +                3C             HP Allocator Right to use
32307AC    +                3C             HP Allocator French Canadian V
32307AM    +                3C             HP Allocator Right to Use
32307AP    +                3C             HP Allocator Swiss German Vers
32307AQ    +                3C             HP Allocator Swiss French Vers
32307AS    +                3C             HP Allocater
32307AX    +                3C             HP Allocator Right to Use
32307AY    +                3C             HP Allocator Right to Use
32307DA    +                *              HP Allocator Right to use
32307FA    +                NA             HP Allocator Right to use
32307HA    +                NA             Allocator
32307JA    +                *              HP Allocator Right to use
32307LA    +                *              Allocator
32307UA    +                *              RTU UK HP Allocator
32307ZA    +                3C             HP Allocator Right to use
32308A     +                3C             HP Accounts Payable Right to u
32308AA    +                3C             HP Accounts Payable Right to u
32308AC    +                3C             HP Accounts Payable Right to u
32308AM    +                3C             HP Accounts Payable Right to U
32308AP    +                3C             HP Accounts Payable Swiss Germ
32308AQ    +                3C             HP Accounts Payable Swiss Fren
32308AS    +                3C             HP Accounts Payable
32308AX    +                3C             HP Accounts Payable Right to U
32308AY    +                3C             HP Accounts Payable Right to U
32308DA    +                3C             HP Accounts Payable Right to u
32308EA    +                3C             HP Accounts Payable Spain
32308ER    +                3C             Copy HPAP Spanish
32308FA    +                NA             HP Accounts Payable Right to u
32308HA    +                NA             HP Accounts Payable


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
32308JA    +             3C                HP Accounts Payable Right to u
32308LA    +             3C                HP Accounts Payable Right to u
32308UA    +             3C                HP Accounts Payable Right to u
32308ZA    +             3C                HP Accounts Payable Right to u
32309A     +             3C                HP Accounts Receivable Right t
32309AA    +             3C                HP Accounts Receivable Right t
32309AC    +             3C                HP Accounts Receivable Right t
32309AM    +             3C                HP Accounts Receivable Right t
32309AP    +             3C                HP Accounts Receivable Swiss G
32309AQ    +             3C                HP Accounts Receivable for HP3
32309AS    +             3C                HP Accounts Receivable
32309AX    +             3C                HP Accounts Receivable Right t
32309AY    +             3C                HP Accounts Receivable Right t
32309DA    +             3C                HP Accounts Receivable Right t
32309EA    +             3C                HP Accounts Receivable Spain
32309ER    +             3C                Copy HPAR Spanish
32309FA    +             NA                HP Accounts Receivable Right t
32309HA    +             NA                Accounts Receivable
32309JA    +             3C                HP Accounts Receivable Right t
32309LA    +             3C                HP Accounts Receivable Right t
32309UA    +             3C                HP Accounts Receivable Right t
32309ZA    +             3C                HP Accounts Receivable Right t
32311A     +             *                 HP Interface Facility Right to
32311AA    +             3C                HP Interface Facility Right to
32311AC    +             3C                HP Interface Facility French C
32311AM    +             3C                HP Interface Facility Right to
32311AP    +             3C                HP Interface Facility Swiss Ge
32311AQ    +             3C                HP Interface Facility for HP30
32311AS    +             3C                HP Interface Facility
32311AX    +             3C                HP Interface Facility Right to
32311AY    +             3C                HP Interface Facility Right to
32311DA    +             3C                HP Interface Facility Right to
32311FA    +             NA                HP Interface Facility Right to
32311HA    +             NA                Interface Facility
32311JA    +             *                 Interface Facility
32311LA    +             *                 HP Interface Facility
32311UA    +             *                 HP Interface Facility Right to
32311ZA    +             3C                HP Interface Facility Right to
32312AA    +             3C                Hp General Accounting Right to
32312AC    +             3C                HP General Accounting French C
32312AM    +             3C                HP General Accounting Right to
32312AP    +             3C                HP General Accounting Swiss Ge
32312AQ    +             3C                HP General Accounting Swiss Fr
32312AS    +             3C                HP General Accounting Right to
32312AX    +             3C                HP General Accounting Right to
32312AY    +             3C                HP General Accounting Right to
32312DA    +             *                 HP General Accounting Right to
32312FA    +             NA                General Accounting
32312HA    +             NA                HP Dutch General Accounting
32312JA    +             3C                General Accounting Right to co
32312LA    +             3C                HP General Accounting Right to
32312UA    +             *                 General Accounting Right to us
32312ZA    +             3C                HP General Accounting Right to
32339A     +             3C                HP Financial Accounting Bu Rig
32339AA    +             3C                HP Financial Accounting Bu Rig
32339AC    +             3C                HP Financial Accounting Bu Rig
32339AH    +             3C                HP Financial Accounting Bundle
32339AM    +             3C                HP Financial Accounting Bu Rig
32339AP    +             3C                HP Financial Accounting Bundle
32339AQ    +             3C                HP Financial Accounting Bundle
32339AX    +             3C                HP Financial Accounting Bu Rig
32339AY    +             3C                HP Financial Accounting Bu Rig
32339DA    +             3C                HP Financial Accounting Bu Rig
32339FA    +             3C                HP High End bundle Right to us
32339LA    +             3C                HP Financial Accounting Bu Rig
32339UA    +             3C                HP Financial Accounting Bu Rig
32339ZA    +             3C                HP Financial Accounting Bundle
32344A     +             NA                HP NS3000/V
32346-91   +             3P                TUTORIAL, NET DELIVERY
32350A     +             3C                HP Toolset/V
32399A     +             3C                HP Standard Cost Management
32399AD    +             3C                HP Standard Cost Management Ge
32399AF    +             3C                HP Standard Cost Management Fr
32399AU    +             3C                HP Standard Cost Management UK
32425A     +             3C                HP Visor/V
32426A     +             3C                ALLBASE/Query for MPE/iX
32428A     +             3C                Migration Toolset
32434A     +             3C                HP TapeMaker
32459AN    +             NA                Return credit for S/II,III,30,
32490AN    +             NA                Return credit for Series 950
32535AN    +             NA                Return credit for MICRO 3000/L
32542AN    +             NA                Return credit for Series 39,40
32545AN    +             NA                Return credit for MICRO 3000XE
32552AN    +             NA                Return credit for S42XP, 52, 5
32564L     +             3C                Cooperative Services Right-to-
32570B     +             3C                Cooperative Services for MPE V
32571A     +             3C                Cooperative Services for MPE/i
32583-90   +             3P                TUTORIAL,ADVANCE PRINT
32583F     +             3C                AdvancePrint Single User Kit f
32583J     +             3C                AdvancePrint s/w User License,
32630A     +             3C                HP PM Advanced Customization
32630AE    +             3C                HP PM Advanced Customization S
32630AH    +             3C                HP PM Advanced Customization D
32630AM    +             3C                HP PM Advanced Customization M
32630AZ    +             3C                HP PM Advanced Customization I
32636A     +             3C                HP Production Planning/PC
32636AD    +             3C                HP Production Planning/PC Germ
32636AF    +             3C                HP Production Planning/PC Fren
32651B     +             3C                MPE/iX Fundamental Operating S
32651BD    +             3C                MPE/iX Fundamental Operating s
32656A     +             3C                HP EDIT/iX
32715A     +             3C                HP Business BASIC/iX Compiler
32903A     +             3C                HP Material Management Model 2
32903AM    +             3C                HP Materials Management Model
32903AY    +             3C                HP Materials Management Model
32903DA    +             3C                HP Materials Management Model
32903FA    +             3C                HP Materials Management Model
32903HA    +             NA                HP Materials Management Model
32903KA    +             3C                HP Materials Management Model
32903LA    +             3C                HP Materials Management 20 Aus
32903NA    +             3C                HP Materials Management Model
32903SA    +             3C                HP Materials Management Model
32903UA    +             3C                HP Materials Management Model
32903XA    +             3C                HP Materials Management Model
32903ZA    +             3C                HP Materials Management Model
32909A     +             3C                HP Lot Control and Traceabilit
32909AE    +             3C                HP Lot Control and Traceabilit
32909AF    +             3C                HP Lot Control and Traceabilit
32909AM    +             3C                HP Lot Control and Traceabilit
32909AZ    +             3C                HP Lot Control and Traceabilit
32909DA    +             3C                HP Lot Control and Traceabilit
32909HA    +             NA                HP Lot Control and Traceabilit
32909KA    +             NA                HP Lot Control and Traceabilit
32909LA    +             3C                HP Lot Control and Traceabilit
32909SA    +             NA                HP Lot Control and Traceabilit
32909UA    +             3C                HP Lot Control and Traceabilit
32909ZE    +             3C                HP Lot Control Manual Set Spai
32920A     +             NA                HP Production Cost Management
32920AF    +             3C                HP Production Cost Management
32920AM    +             3C                HP Production Cost Management
32922A     +             3C                HP PCM Advanced Customization
32922AM    +             3C                HP PCM Advanced Customization
32923A     +             3C                HP MM II Core with MM A V Upgr
32923AM    +             3C                HP MM II Core with MM A V Upgr
32924A     +             3C                HP MM 10/20 to MM A V Upgrade
32924AD    +             3C                HP MM 10/20 to MM A V Upgrade
32924AF    +             3C                HP MM 10/20 to MM A V Upgrade
32924AK    +             3C                HP MM 10/20 to MM A V Upgrade
32924AM    +             3C                HP MM 10/20 to MM A V Upgrade
32924AU    +             3C                HP MM 10/20 to MM A V Upgrade
32924AZ    +             3C                HP MM 10/20 to MM A V Upgrade
32925A     +             3C                HP MM 25/30 to MM A V Upgrade
32925AD    +             3C                HP MM 25/30 to MM A V Upgrade
32925AF    +             3C                HP MM 25/30 to MM A V Upgrade
32925AK    +             3C                HP MM 25/30 to MM A V Upgrade
32925AM    +             3C                HP MM 25/30 to MM A V Upgrade
32925AU    +             3C                HP MM 25/30 to MM A V Upgrade
32925AZ    +             3C                HP MM 25/30 to MM A V Upgrade
32926A     +             3C                HP Materials Management Advanc
32926AD    +             3C                HP MM Advanced Version German
32926AF    +             3C                HP MM Advanced Version French
32926AH    +             3C                HP MM Advanced Version Dutch
32926AK    +             3C                HP MM Advanced Version Japan
32926AM    +             3C                HP MM Advanced Version Mexico

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

                                                                   Exhibit A3000

VEU COMPUTER SYSTEM PRODUCTS


PRODUCT                     WARRANT        DESCRIPTION
NUMBER        COLUMN        CODE
32926AU    +                3C             HP MM Advanced Version UK
32926AZ    +                3C             HP MM Advanced Version Italy
32927A     +                3C             HP Manufacturing Management II
34006A     +                3C             HP Purchasing
34006AD    +                3C             HP Purchasing German
34006AF    +                NA             HP Purchasing French Version
34006AH    +                3C             HP Purchasing Dutch
34006AM    +                3C             HP Purchasing Mexico
34006AY    +                3C             HP Purchasing Danish
34006AZ    +                NA             HP Purchasing Italian Version
34009A     +                3C             HP Purchasing Advanced Customi
34009AM    +                3C             HP PO Advanced Customization M
34011TA    +                3C             Operations and Operational Cus
34012TA    +                3C             Fundamentals of Data Customiza
34013TA    +                3C             Understanding Monitor Tools
34022A     +                3C             HP MM II Family Advanced Custo
34024A     +                3C             HP Maintenance Management/Seri
34024AD    +                3C             HP Maintenance Management/Micr
34024AE    +                3C             HP Maintenance Management/Micr
34024AF    +                3C             HP Maintenance Management/Micr
34024AH    +                3C             HP Maintenance Management/Micr
34024AM    +                3C             HP Maintenance Mgmt/Micro LX M
34025A     +                3C             HP MM II Process Repetitive Co
34026A     +                3C             HP MM II Core with MM Advanced
34026AM    +                3C             HP MM II Core with MM Advanced
34027A     +                3C             HP MM II with MM Advanced Vers
35303A     +                3C             HP EasyTime/V
35303AD    +                3C             No longer orderable
35303AE    +                3C             No longer orderable
35303AF    +                3C             No longer orderable
35303AH    +                3C             No longer orderable
35303AS    +                3C             No longer orderable
35303AX    +                3C             No longer orderable
35303AY    +                3C             No longer orderable
35303AZ    +                3C             No longer orderable
35350A     +                3C             HP Financial Budgeting
35350DA    +                3C             HP Financial Budgeting
35360A     +                3C             HP BRW/iX Report Writer
35361A     +                3C             HP Business Report Writer Desk
35365A     +                3C             HP Business Report Writer Desk
36020A     +                3C             TurboIMAGE DBchange/V
36044A     +                3C             Toolset/iX
36070A     +                3C             HP Business Report Writer/V
36367A     +                3C             System Management Core Manual
36368A     +                3C             System Management Core Plus Ma
36369A     +                3C             Programming Core Manual Set
36370A     +                3C             Programming Core Plus Manual S
36372A     +                3C             ALLBASE/SQL Manual Set
36373A     +                3C             General Usage Manual Set
36374A     +                3C             Architected Interface: OS lice
36375A     +                3C             AutoRestart/iX license to use
36378A     +                3C             SPU Switchover/iX license to u
36381A     +                3C             HP Search/V
36382A     +                3C             HP Browse/V
36383A     +                3C             HP Search/iX
36384A     +                3C             HP Browse/iX
36386A     +                3C             DBChange Plus
36387A     +                3C             TurboStore/iX II license
36388A     +                3C             TurboStore/iX II license with
36393A     +                3C             HP VPlus/Windows license
36394A     +                3C             HP Motif iX LTU Developer Kit
36397A     +                3C             One RTU license for TurboStore
36398A     +                3C             TurboStore/iX II with optical
36429A     +                3C             Architected Interface:Procedur
36430A     +                3C             HP 3000 MPE/iX Developer's Kit
36578A     +                3C             TDP/3000
36920A     +                NA             NS3000/iX Network Services lic
36922A     +                5H             NS Point-to-Point 3000/iX Netw
36923A     +                5H             ThinLAN 3000/iX Link
36923AN    +                NA             Return Credit for CIO LAN Card
36923AR    +                5H             Rmkt ThinLAN 3000/iX Link for
36935A     +                NA             SNA Distributed Host Command F
36936A     +                NA             HP OpenView System Manager lic
36937A     +                NA             HP OpenView Sys Mgr Managed No
36938A     +                NA             HP OpenView Sys Mgr Managed No
36939A     +                NA             X.25 iX System Access license
36957A     +                NA             HP ARPA File Transfer Protocol
36960A     +                5K             X.25/9000 Link for the Series
36960AR    +                5K             Rmkt X.25/9000 link for Series
37204B     +                2B             HP-IB extender for HP 256x & H
40025A     +                3A             Vertical Floor Mount for A400s
40220A     +                5P             Cable 2334A Plus to ADCC print
40221A     +                5P             HP 2334A Plus HOST CABLE
40233A     +                5P             Modem cable.
40234A     +                5P             Modem cable.
40242G     +                5E             RS-232C cbl, 5m, 25M to 25F, R
40242M     +                5E             RS-232C modem cable, 5 meter,
40242P     +                5E             RS-422 cable, 5m, 5M to 25M, R
40242X     +                5E             RS-232C cbl, 5m, 3M to 25M, RF
40262A     +                5K             4 MODEM CONNECT PORTS ON HP233
40262B     +                3A             4 MODEM CONNECT PORTS FOR GERM
40290AN    +                NA             Return credit for series 3X mo
40299BR    +                5K             Rmkt HP-PB 8 channel asynchron
46081A     +                4A             2.4 m extension for HP-HIL and
46082A     +                4A             15 m remote ext. for HP-HIL, a
46082B     +                4A             30 m remote ext. for HP-HIL, a
46084A     +                4A             HP-HIL ID module.
46084AR    +                4A             Rmkt HP-HIL ID module
46085A     +                4A             Control dial box.
46086A     +                4A             HP-HIL button box with 32 keys
46087C     +                4A             HP-HIL digitizer A4 size/stylu
46088C     +                4A             HP-HIL digitizer A3 size/stylu
46090C     +                4A             HP-HIL digitizer A4 size/puck
50700C     +                3C             HP LaserRX Software for HP3000
50725B     +                NA             HP LaserROM/PC Retrieval Softw
50733B     +                NA             HP GlancePlus for MPE/V system
51453B     +                3C             HP 3000 MPE/iX FOS media
51454B     +                3C             MPE/iX FOS for Corporate Busin
64037AX    +                3C             Host Interface One-Time-Update
64700AX    +                3C             PC Generic Emulation Firmware
64737S     +                3C             H8/532 Hosted User Interface
72150AX    +                3C             LaserJet special font cassette
72188AF    +                3C             Right-to-use HP-DSA, S/W and m
7980AR     +                2B             Rmkt 6250/1600 cpi autoload 1/
7980S      +                5H             1600/6250 bpi 1/2 inch tape dr
7980SR     +                5H             Rmkt 1600/6250 bpi 1/2 inch ta
7980SX     +                5H             1600/6250/6250XC 1/2 inch tape
7980SXR    +                5H             Rmkt 1600/6250/6250XC 1/2 inch
7980XR     +                5H             Rmkt 1/2 inch extra capicty ta
82300U     +                4A             Upgrade Kit for Measurement Co
82301BJ    +                4A             HP BASIC Lang. Proc. Software
82302A     +                3C             HP BASIC for Instr. Control -
82303A     +                4A             512Kb RAM Kit
82305A     +                4A             RAM Expansion Board
82306A     +                4A             GPIO Interface
82307A     +                4A             GPIO Interface Cable
82313B     +                4A             Hierarchical File System
82323AJ    +                4A             Measurement Coprocessor Upgrad
82324B     +                4A             High Performance Measurement C
82325A     +                4A             1 MB Memory Board
82326A     +                4A             4 MB Memory Board
82327A     +                4A             Math Coprocessor
82335B     +                4A             HP-IB Interface for MS Windows
82335I     +                4A             HP-IB interface w/o S/W for IB
82335U     +                4A             HP-IB for Windows and DOS soft
82340B     +                4A             HP-IB Card & S/W for Windows 3
82341C     +                4C             High-Performance HP-IB Interfa
82345B     +                3C             PC Windows 3.1 Automation Kit
82345D     +                3C             PC Windows 95/NT Automation Ki
85150X     +                3C             Configured Computer for MDS/RF
85180X     +                2C             Configured Computer for HP HFS
85190X     +                3C             System Computer Hardware
88703A     +                5H             HP 7979A to 7980A field upgrad
88705A     +                5H             HP 7980A to 7980XC field upgra
88707S     +                5H             HP-IB to HP-common SCSI conver
91750A     +                3C             DS/1000-IV
91750R     +                3C             DS/1000-IV
91751A     +                3A             DSN/X.25 HP 1000
91751R     +                3A             R-T-C DSN/X.25
91751X     +                3A             DSN/X.25 Source
91751Y     +                3A             R-T-C X.25 SRC
91781A     +                NA             RJE/1000-II
91781R     +                NA             RJE/1000-II

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]


VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE


91790A     +                3C             NS-ARPA/1000 right to use
91790R     +                3C             NS-ARPA/1000 Right to Copy
92050A     +                3C             Mirrored Disc Software for A-S
92050R     +                3C             Mirrored Disc Software for A-S
92069A     +                3C             Image/1000 Data base Managemen
92069R     +                3C             Right-to-Copy Image/1000 DBMS
92077A     +                3A             RTE-A OP SYS
92077E     +                3A             Right-to-Execute
92077R     +                3A             RTE-A R-TO-C
92078A     +                3A             VC+ O/S Enhance
92078E     +                3A             R-to-E VC+ Software
92078R     +                3A             R-T-C VC+ Software
92081A     +                3C             Image/1000-II Database Managem
92081R     +                3C             Right-to-Copy Image/1000-II DB
92083A     +                NA             RTE Profiler
92083R     +                3A             Right to Copy
92101A     +                3A             Multiuser BASIC
92211Q     +                3C             Adapter, HP19514A for HP6000 D
92222A     +                5E             SCSI cable, 0.5 m, LDBL50, M/M
92222B     +                5E             SCSI cable, 1 m, LDBL50, M/M
92222C     +                5E             SCSI cable, 2 m, LDBL50, M/M
92222D     +                5E             SCSI extender cable, 1 m, LDBL
92224F     +                5E             HP RS-232C Female Gender Conve
92227A     +                5E             ThinLAN coax cable, PVC jacket
92227B     +                5E             ThinLAN coax cable, PVC jacket
92227C     +                5E             ThinLAN coax cable, PVC jacket
92227D     +                5E             ThinLAN coax cable, PVC jacket
92227E     +                5E             ThinLAN coax cable, PVC jacket
92227F     +                5E             ThinLAN coax cable, PVC jacket
92227H     +                5E             ThinLAN coax cable, PVC jacket
92253D     +                5E             ThickLAN coax cable, FEP jacke
92253H     +                5E             ThickLAN coax cable, PVC jacke
92253J     +                3C             ThickLAN N-connectors, male, Q
92253K     +                5E             ThickLAN N-type barrel connect
92253L     +                5E             ThickLAN N-type terminator 50
92254A     +                5E             ThickLAN AUI cable, FEP jacket
92254B     +                5E             ThickLAN AUI cable, FEP jacket
92254D     +                5E             ThickLAN AUI cable, FEP jacket
92254E     +                5E             ThickLAN AUI cable, PVC jacket
92254F     +                5E             ThickLAN AUI cable, PVC jacket
92254H     +                5E             ThickLAN AUI cable, PVC jacket
92268A     +                5E             HP EtherTwist 4 pair Cable, 4
92268B     +                5E             HP EtherTwist 4 pair Cable, 8
92268C     +                5E             HP EtherTwist 4-pair Cable, 16
92268D     +                5E             HP EtherTwist 4-pair Cable, 32
92268N     +                5E             HP EtherTwist 4-pair Cable, 30
92283A     +                5E             HP 1.3 GB DDS Cartridges, 60m,
92283B     +                5E             HP 2.0 GB DDS Cartridges, 90m,
92300A     +                3C             Box of 5 120m DDS-2 Cartridges
92436A     +                3C             Starbase Graphics for M840/845
92436R     +                3C             Right-to-copy Starbase on 840/
92445A     +                3C             Starbase Software for S800
92463A     +                3C             Starbase Software for Model 85
92463R     +                3C             RTR Starbase Software for M850
92470A     +                3C             HP ALLBASE/4GL Runtime
92471A     +                3C             HP ALLBASE/4GL Developer Packa
92522A     +                3C             Display List Software for S800
92522R     +                3C             Right to reproduce Display Lis
92526A     +                3C             Display List Software for Mode
92526R     +                3C             Right to reproduce Display Lis
92568A     +                3C             HP UX License
92571A     +                NA             HP C/1000 Compiler
92571R     +                NA             HP C/100 Right-to-copy.
92616A     +                3C             HP SW Integration Sockets MPE/
92625A     +                3C             HP DataPair/800 License and Me
92668A     +                3C             SwitchOver/UX License and Medi
92767A     +                3C             HP SW Integration Sockets/XL L
92768A     +                3C             HP SW Integration Sockets/HP-U
92832R     +                3A             Right to Copy
92833A     +                3A             Pascal Compiler
92833R     +                3A             Pascal RT-TO-CPY
92834R     +                3A             FTN4X Right-to-Copy
92836A     +                3A             Fortran 77 Compiler
92836R     +                3A             FTN77 Right-to-Copy
92857A     +                NA             BASIC/1000C
92857R     +                NA             RTR BASIC/1000C
92860A     +                3A             Symbol.Debug1000
92860R     +                3A             Right-to-Copy
92861A     +                3C             DGL Version 2.0
92861R     +                3C             RTC DGL 2.0
92862A     +                3C             AGP VERSION 2.0
92862R     +                3C             RTC AGP 2.0
94200B     +                3A             PCIF/1000
94200R     +                NA             Right-to-copy PCIF
94202A     +                3A             Allen-Bradley Handler
94202R     +                3A             Right-to-Copy Allen Bradley Ha
94203A     +                3A             Gould-Modicon Handler
94203R     +                3A             R-T-C Gould Modicon Handler
94204A     +                3A             Software Req'ed to interface w
94204R     +                3A             Right-to-Copy Siemens Handler
94250A     +                NA             F/1000 Forms Pkg
94250B     +                NA             Forms Management Pkg
94250E     +                NA             F/1000 R-to-Exec
94250R     +                NA             F/1000 R-to-Copy
98112A     +                3C             HP Allbase/4GL Developer Packa
98118A     +                3C             HP ALLBASE/4GL Runtime
98170A     +                3C             ARPA/1000 Right-to-use
98170R     +                3C             ARPA/1000 Right-to-copy.
98190AR    +                3A             Rmkt Asynchronous 16 channel M
98196AR    +                3A             Rmkt Async CIO 6 Channel Multi
98229C     +                5K             4 MB ECC RAM module.
98515L     +                3C             License to use 2 user HP-UX AX
98567A     +                5E             35731A monitor rack mount.
98567B     +                5E             35741 monitor rack mount kit.
98569A     +                5E             Rack mount for Series 300 comp
98595D     +                3C             16-User HP-UX AXE (7.05) media
98595L     +                3C             License to use 16 user HP-UX A
98616B     +                3C             HP BASIC/WS Media/Documentatio
98616BJ    +                3C             HP BASIC/WS Media/Documentatio
98616D     +                3C             BASIC/WS DOS File System
98616K     +                3C             HP BASIC/WS Language System Do
98616KJ    +                3C             HP BASIC/WS Language System Ja
98616L     +                3C             HP BASIC/WS L-T-U
98616LJ    +                3C             BASIC/WS license
98616S     +                3C             HP BASIC/WS CSUB Utilities
98616SJ    +                3C             BASIC/WS CSUBs
98617A     +                3C             HP9000 Pascal 3.25 language sy
98617E     +                3C             Right to execute Pascal 3.25.
98617R     +                3C             Right to reproduce Pascal 3.25
98618B     +                3C             HP BASIC/WS Compiler
98618BJ    +                3C             BASIC/WS compiler
98622A     +                5K             Parallel Interface
98624A     +                5K             HP-IB interface
98625B     +                5K             High Speed HP-IB
98628A     +                5K             Data Communications I/F
98642A     +                5K             4-Ch Async I/F
98644A     +                5K             RS-232 Serial Interface and In
98658A     +                5K             DIO SCSI Host Adapter.
98768A     +                5K             Upgrades a Series 700 Server t
98892A     +                3C             Starbase Software for Model 80
98892R     +                3C             Right to reproduce Starbase/HP
99941A     +                NA             HP Process Monitor/V
A1001AR    +                2A             Rmkt S925 1.6 meter, 115 V cab
A1010AN    +                NA             Return credit for 8 MB memory
A1010AR    +                2A             Rmkt 825/835 8MB memory board
A1027AR    +                5G             Rmkt HP3000 Series 922LX preco
A1032AN    +                NA             Return credit for Series 925LX
A1033AN    +                NA             Return credit for Series 922RX
A1036AR    +                2A             Rmkt upgrade from 825S/SRX to
A1037AN    +                NA             Return credit for 16 MB memory
A1037AR    +                2A             Rmkt 16MB ECC RAM board for 82
A1041AN    +                NA             Return credit for Series 932 o
A1044AR    +                2A             Rmkt Model 832S computer syste
A1052A     +                5E             Rack mount kit for 2345A.
A1060AR    +                5G             Rmkt HP3000 S935 with 48MB mem
A1060HR    +                5G             Rmkt HP3000 Series 935 upgrade
A1062AR    +                5H             Rmkt HP3000 S935 field upgrade
A1097CR    +                2F             Rmkt 19" 1280x1024 color monit
A1098A     +                5K             HP/Domain localization kit.
A1099C     +                4A             HP-UX wkst localization kit w/
A1099CR    +                2E             Rmkt HP-UX localization kit wi
A1101AN    +                2A             Return credit for channel adap
A1103AN    +                2A             Return credit for memory contr
A1103AR    +                2A             Rmkt Memory controller for CIO


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                      Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
A1104AN    +                2A             Return credit for 16 MB memory
A1104AR    +                2A             Rmkt 16MB ECC memory board
A1104AY    +                2A             16 MB ECC memory board; intern
A1109AN    +                NA             Return credit for Series 955
A1134AN    +                NA             Return Series 980/100
A1134AR    +                5G             Rmkt HP 3000 Series 980/100
A1137AR    +                5G             Rmkt Field upgrade to HP3000 S
A1138AR    +                5G             Rmkt Field upgrade to HP3000 S
A1139AR    +                5G             Rmkt Field upgrade to HP3000 S
A1141AR    +                2A             Rmkt Mdl 850S/855S/860S to 870
A1142AR    +                2A             Rmkt Mdl 870/100 to 870/200 up
A1143AR    +                2A             Rmkt Mdl 870/200 to Mdl 870/30
A1144AR    +                2A             Rmkt Mdl 870/300 to Mdl 870/40
A1149AN    +                NA             Return Series 980/200
A1152AN    +                2A             Return credit for 64 MB memory
A1152AR    +                5G             Rmkt 64MB RAM memory board
A1152AY    +                5G             64 MB ECC memory board. Intern
A1154AR    +                2A             Rmkt HP9000 Model 842
A1155AR    +                2A             Remarketed HP 9000 Model 852
A1401A     +                5K             DIO-II conversion.
A1404AN    +                NA             Return credit for 8 MB memory
A1404AR    +                2A             Rmkt 8MB ECC RAM board for HP
A1404AY    +                2A             8 MB RAM board for HP 3000 & H
A1407AN    +                NA             Battery backup unit return cre
A1436AN    +                2B             Return credit for 16 MB ECC RA
A1436AR    +                2B             Rmkt 16MB ECC RAM memory board
A1436AY    +                2B             16 MB ECC RAM memory board
A1437AN    +                2B             Return Credit for 32 MB ECC me
A1437AR    +                2B             Rmkt 32MB memory for 8x2 & 9x2
A1439A     +                5K             CRX-24 Graphics Board for Seri
A1443AR    +                5K             Rmkt 660MB internal SCSI disk
A1450A     +                5K             IEEE-488 HP-IB kit for Model 4
A1451A     +                5K             IEEE-488 HP-IB kit for Model 4
A1454A     +                5K             24-bit Z-Buffer and accelerato
A1497AR    +                5K             Rmkt 17 inch 1024x768 color mo
A1610AR    +                2A             Rmkt Model 825S to Model 845S
A1623AN    +                2B             Return credit for 32 MB ECC me
A1659A     +                5K             CRX graphics card for Series 7
A1700AN    +                NA             Return credit for Series 948 o
A1701AN    +                NA             Return credit for Series 958 o
A1702AN    +                NA             Return credit for Series 920,
A1703AR    +                5K             Rmkt HP 9000 Model 817 Busines
A1704AR    +                5G             Rmkt HP9000 Model 837 business
A1704BR    +                5G             Rmkt HP 9000 Model 837 busines
A1707AR    +                5G             Rmkt HP3000 S957LX preconfigur
A1708AN    +                2A             Return credit for S/947LX/RX
A1708AR    +                5G             Rmkt HP3000 S947 preconfigured
A1708BR    +                5G             Rmkt HP3000 S947 preconfigured
A1709AN    +                NA             Return credit for S/957RX/SX
A1709AR    +                5G             Rmkt HP3000 S957 preconfigured
A1709BR    +                5J             Rmkt HP 3000 Series 957RX/SX
A1710AN    +                NA             Return credit for S967RX/SX, 9
A1710AR    +                5G             Rmkt HP3000 S967 preconfigured
A1716AR    +                2A             Rmkt Model 822 computer system
A1744AR    +                2B             Rmkt Model 832 to 842 CPU upgr
A1747A     +                5H             Precision Bus Adapter with HP-
A1747AR    +                5H             Rmkt Precision Bus Adapter wit
A1748A     +                5H             Precision Bus Adapter with HP-
A1749A     +                5H             HP-PB HP-FL adapter and manual
A1749AR    +                5H             Rmkt HP-PB HP-FL adapter and m
A1752AR    +                5G             Rmkt HP3000 S947LX preconfigur
A1757AR    +                5G             Rmkt HP3000 S967LX preconfigur
A1758AR    +                5G             Rmkt HP3000 S937LX preconfigur
A1765AR    +                5K             Rmkt HP 9000 Model 827 busines
A1770AN    +                NA             Return credit for S/917LX
A1770AR    +                5G             Rmkt HP3000 S917LX Pre-configu
A1771AN    +                NA             Return credit for S/927LX
A1771AR    +                5G             Rmkt HP3000 S927LX preconfigur
A1771BR    +                5H             Rmkt HP 3000 S927LX
A1771CR    +                5J             Rmkt HP 3000 Series 927LX
A1772AN    +                NA             Return credit for S/937LX/RX
A1772AR    +                5G             Rmkt HP 3000 S937 preconfigure
A1793A     +                5H             Memory Extender Board for 8x7
A1793AR    +                5H             Rmkt Memory extender board for
A1810AR    +                5G             Rmkt HP 3000 Corp. Bus. Sys fi
A1811AR    +                5G             Rmkt HP 3000 Corporate Busines
A1826AR    +                5G             Rmkt HP 9000 Corp. Business Se
A1827AR    +                5G             Rmkt Corp. Business Server 890
A1828A     +                5H             HP-PB Expansion Module with 14
A1828AR    +                5G             Rmkt HP-PB Expansion Module w/
A1828AZ    +                5K             Rack integrated HP-PB Expansio
A1828AZR   +                5K             Rmkt Rack integrated HP-PB exp
A1829A     +                5G             Dual Bus Converter for Model 8
A1829AR    +                5G             Rmkt Dual Bus converter for Mo
A1829AZ    +                5J             Dual I/O Channel Adapter
A1829AZR   +                5J             Rmkt Dual I/O channel adapter



PRODUCT       COLUMN        WARRANT DESCRIPTION
NUMBER                      CODE

A1883A     +                5H             1.1 Meter Computer Cabinet
A1884A     +                5H             1.6 Meter Computer Cabinet
A1884AR    +                5H             Rmkt 1.6 meter computer cabine
A1896A     +                5H             1.1 meter standard 19" EIA rac
A1897A     +                5H             1.6 meter standard 19" EIA rac
A1897AR    +                5G             Rmkt 1.6 meter standard 19 inc
A1902A     +                3C             Parallel GL-2 Kit II
A1904A     +                5K             PCL Serial LaserJet interface
A1906A     +                5K             Parallel PCL interface kit II
A1932AR    +                5K             Rmkt Model 720 CRX std configu
A1933AR    +                5K             Rmkt Mdl 720 CRX color std con
A1935AR    +                5K             Rmkt Mdl 720PVRX color std con
A1950BR    +                5K             Rmkt Model 730 CRX color, std.
A1968AR    +                5K             Rmkt add on 3.5" 1.4 MB SCSI f
A1979A     +                5K             16-MB RAM, customer installed.
A1979AR    +                5K             Rmkt 16MB RAM, customer instal
A1982AR    +                5K             Rmkt 420MB internal SCSI disk
A1983A     +                5K             420-MB second internal SCSI di
A1983AR    +                5K             Rmkt 420MB second internal SCS
A1984AR    +                5K             Rmkt 3.5" 1.4 MB SCSI floppy d
A1986A     +                5K             EISA upgrade kit
A1987A     +                5K             32-MB RAM for Model 750
A1987AR    +                5K             Rmkt 32MB RAM for Model 750
A1989AR    +                5K             Rmkt 1.3 GB internal SCSI disk
A1999AR    +                5K             Rmkt Standalone 660MB SCSI CD
A2040A     +                5K             HP 9000 Model 400t/400dl HP-UX
A2041A     +                5K             HP 9000 Model 400t/400dl Domai
A2042A     +                5K             HP 9000 Model 400s to 433s HP-
A2046A     +                5K             HP 9000 Model 425s to 433s HP-
A2047A     +                5H             HP 9000 Model 425s to 433s Dom
A2060A     +                3C             715/64 HP Green Workstation
A2061A     +                3C             715/80 HP Green Workstation
A2062A     +                3C             715/100 HP Green Workstation
A2063A     +                3C             715/100XC HP Green Wkstn (incl
A2072A     +                5K             420-MB internal SCSI disk driv
A2075A     +                5K             420-MB disk drive for Model 42
A2075AR    +                5K             Rmkt 420 MB disk drive for mod
A2076A     +                5K             1.3-GB Drive For Models 425s o
A2087A     +                5H             HP Model 425e to 710 PA-RISC u
A2088A     +                5K             19" 1280x1024 grayscale monito
A2088AR    +                5K             Rmkt 19" 1280x1024 grayscale m
A2089A     +                5H             Upgrade Model 400t/425t to 715
A2092A     +                5H             Upgrade Model 4xxs to 715s/33
A2093A     +                5H             Upgrade Model 4xxs to 715s/50
A2094AR    +                5K             Rmkt 19" Sony color monitor 12
A2201A     +                5K             8-MB SIMM RAM board.
A2201AR    +                5K             Rmkt 8MB SIMM RAM board
A2202A     +                5K             16MB memory module
A2202AR    +                5K             Rmkt 16MB SIMM RAM board
A2205B     +                4A             HP-UX Wkst Localization Kit w/
A2206A     +                5E             Floor Stand for HP425E Worksta
A2211AR    +                5K             Rmkt HP 9000 Model 710 16" col
A2213AR    +                5K             Rmkt HP 9000 Model 710, 16MB,
A2214AR    +                5K             Rmkt HP 9000 Model 710 19" col
A2216A     +                5K             8-MB RAM add-on
A2217A     +                5K             16-MB RAM add-on
A2218A     +                5K             32-MB RAM add-on
A2218AR    +                5K             Rmkt 32MB RAM add on
A2221A     +                5K             420-MB internal SCSI-2 disk.

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000

PRODUCT    +  COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

A2221AR    +                5K             Rmkt 420MB internal SCSI-2 dis
A2223AR    +                5K             Rmkt add 1.4MB 3.5" floppy dis
A2224AR    +                5K             Rmkt add 600MB 5.25" CD ROM dr
A2225A     +                1P             362 CPU board with 640 x 480 g
A2226A     +                1P             382 CPU board with 640 x 480 g
A2227A     +                1P             382 CPU board with 1024 x 768
A2228A     +                1P             MC68040 CPU board w/1280x1024
A2229BA    +                5K             MPower ScanJet IIcx Interface
A2230A     +                5J             8 MB ECC memory module
A2230AR    +                5J             Rmkt 8MB ECC memory module
A2230AZ    +                5J             Select ECC memory installed in
A2230AZR   +                5J             Rmkt 8MB memory integrated in
A2231A     +                5J             Add on 16 MB memory module
A2231AR    +                5J             Rmkt Add on 16MB memory module
A2231AZ    +                5J             16 MB memory module selection
A2231AZR   +                5J             Rmkt 16MB ECC memory module
A2232A     +                5J             Add on 32 MB memory module
A2232AR    +                5J             Rmkt Add on 32 MB memory modul
A2232AZ    +                5J             32 MB memory module selection
A2232AZR   +                5J             Rmkt 32MB memory module select
A2233A     +                5G             128 MB ECC memory board
A2233AR    +                5G             Rmkt 128 MB ECC memory board
A2233AZ    +                5J             128 MB memory for HP 9000 Mode
A2233AZR   +                5J             Rmkt 128MB memory for HP9000 M
A2234A     +                5H             256 MB ECC memory board
A2234AR    +                5H             Rmkt 256 MB ECC memory board
A2234AZ    +                5J             256 MB memory board for T Clas
A2234AZR   +                5J             Rmkt 256MB memory board for Mo
A2240C     +                5K             Mdl 362 Controller Bundle
A2244B     +                5K             Model 310/320/332 25 MHz 68040
A2246A     +                5K             4 slot DIO expander
A2247A     +                5K             2 slot DIO-II expander
A2249A     +                5K             Model 362 MC68882 upgrade kit
A2250C     +                5K             Model 382 Controller Bundle
A2254A     +                5K             DDS Tape Drive Upgrade Kit for
A2255A     +                5K             LAN interface field upgrade ki
A2256A     +                5K             SCSI interface field upgrade k
A2260A     +                4A             HP9000/742rt VMEbus Board Comp
A2260B     +                4A             HP9000/742i VMEbus Board Compu
A2262A     +                5K             Dual CRX Graphics board.
A2263AR    +                5K             Rmkt HP9000 Model 720 CRX24 st
A2265BR    +                5K             Rmkt HP9000 Model 730 CRX24 st
A2269A     +                5K             Upgrades S700 Server to Dual C
A2270A     +                5K             Upgrades S700 Server Config To
A2271A     +                5K             Upgrades a S700 CRX Workstatio
A2272A     +                5K             Upgrades S700 PVRX Workstation
A2274A     +                5K             Add 2-GB DDS tape drive.
A2275A     +                5K             Add 2GB (native capacity) DDS
A2275AR    +                5K             Rmkt Add 2GB (native capacity)
A2278BR    +                5K             Rmkt HP 9000 Model 750 CRX std
A2282B     +                5K             HP 9000 Model 750 Dual CRX std
A2287B     +                5K             17" 1024x768 75 Hz S. Hemi col
A2293A     +                5J             Floating Point Coprocessor Upg
A2293AR    +                5K             Rmkt Floating point coprocesso
A2300AN    +                NA             Return credit for S977SX
A2300AR    +                5G             Rmkt HP 3000 S977 preconfigure
A2300BR    +                5J             Rmkt HP 3000 Series 977SX syst
A2311AR    +                5H             Rmkt 525MB QIC upgrade kit
A2312A     +                5H             Peripheral Upgrade kit for 8x7
A2317AN    +                NA             Return credit for S987RX/SX
A2317AR    +                5G             Rmkt HP3000 S987 preconfigured
A2321A     +                3C             X.25 backup media and document
A2321AR    +                3C             Rmkt X.25 backup media and doc
A2339A     +                5L             HP 9000 Model T500 Server
A2339AR    +                5G             Rmkt HP 9000 Model T500 server
A2359A     +                3C             SharePlex/iX-Netbase Bundle Pr
A2360A     +                NA             SharePlex/iX-NetBase Bundle Se
A2362A     +                4K             HP 9000 Series 800 Model I70
A2362AR    +                4K             Rmkt HP 9000 Series 800 Model
A2363A     +                4K             HP 9000 Series 800 Model I50
A2363AR    +                4K             Rmkt HP 9000 Model I50
A2364A     +                4K             HP 9000 Series 800 Model I40
A2364AR    +                4K             Rmkt HP 9000 Series 800 Model
A2365A     +                4K             HP 9000 Series 800 Model I30
A2365AR    +                4K             Rmkt HP 9000 Series 800 Model
A2366A     +                4K             HP 9000 Series 800 Model H20
A2366AR    +                4K             Rmkt HP 9000 Series 800 Model
A2367AR    +                5G             Rmkt Model F10 for F class bus
A2368AR    +                5J             Rmkt Add power fail battery ba
A2369AR    +                5K             Rmkt MiniNova chassis installe
A2376AR    +                NA             Rmkt HP 3000 Series 917 base S
A2377AR    +                NA             Rmkt Series 917 with MPE/iX &
A2379AR    +                NA             Rmkt Series 917 SPU with MPE/i
A2380AR    +                5J             Rmkt HP 3000 Series 927 base S
A2381AR    +                5J             Rmkt HP3000 S927 w/ MPE/iX & I
A2382AR    +                5J             Rmkt Series 927 w/ MPE/iX & AL
A2383AR    +                5J             Rmkt HP3000 Series 927 with MP
A2384AR    +                5J             Rmkt HP 3000 Series 937 base S
A2385AR    +                5J             Rmkt Series 937 w/ MPE/iX and
A2387AR    +                5H             Rmkt HP 3000 Series 937 with M
A2388AR    +                5J             Rmkt HP 3000 Series 947 base S
A2389AR    +                5J             Rmkt Series 947 with MPE/iX &
A2391AR    +                5J             Rmkt HP 3000 Series 947 with M
A2393AR    +                5J             Rmkt HP 30000 Series 957 base S
A2394AR    +                5J             Rmkt Series 957 with MPE/iX &
A2396AR    +                5J             Rmkt HP 3000 Series 957 with M
A2397AR    +                5J             Rmkt HP 3000 Series 967 base S
A2398AR    +                5J             Rmkt Series 967 with MPE/iX &
A2400AR    +                5J             Rmkt Series 967 with MPE/iX on
A2401AR    +                5J             Rmkt Series 977 base SPU with
A2402AR    +                5J             Rmkt Series 977 with MPE/iX &
A2403AR    +                5J             Rmkt Series 977 w/ MPE/iX & AL
A2404AR    +                5J             Rmkt Series 977 with MPE/iX FO
A2405AR    +                NA             Rmkt HP 3000 Series 987 base S
A2406AR    +                NA             Rmkt Series 987 with MPE/iX &
A2408AR    +                NA             Rmkt HP3000 Series 987 with MP
A2413AR    +                5H             Rmkt Series 917LX 2 slot std c
A2414AR    +                5H             Rmkt 927LX 2 slot standard cha
A2415AR    +                5H             Rmkt 937LX 2 slot standard cha
A2416AR    +                4K             Rmkt Series 937RX 4 slot chass
A2417AN    +                NA             Return credit for S/937SX
A2417AR    +                4K             Rmkt Series 937SX 12 slot chas
A2418AR    +                5H             Rmkt 947LX 2 slot standard cha
A2419AR    +                4K             Rmkt Series 947RX 4 slot chass
A2420AN    +                NA             Return credit for S/947SX
A2420AR    +                4K             Rmkt Series 947SX 12 slot chas
A2421A     +                4K             Series 957RX 4 slot standard c
A2421AR    +                4K             Rmkt 957RX 4 slot standard cha
A2422A     +                4K             Series 957SX 12 slot chassis,
A2422AR    +                4K             Rmkt Series 957SX 12 slot chas
A2423AR    +                4K             Rmkt 967RX 4 slot standard cha
A2424AR    +                4K             Rmkt Series 967SX 12 slot chas
A2425AR    +                5G             Rmkt Series 977SX 12 slot chas
A2426AR    +                4K             Rmkt Series 987SX 12 slot chas
A2428AR    +                5J             Rmkt HP 9000/800 F Class Bus S
A2429AR    +                5J             Rmkt HP 9000/800 G Class Bus S
A2430AR    +                2B             Rmkt HP 9000 H Class Server pa
A2431AR    +                2B             Rmkt HP 9000 I Class Server pa

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

A2432AR    +                5G             Rmkt Model F20 for F Class Bus
A2433AR    +                5G             Rmkt Model F30 for F Class Bus
A2434A     +                4K             Model G30 for G-Class Business
A2434AR    +                4K             Rmkt Model G30 for G Class Bus
A2435A     +                4K             Model G40 for G-Class Business
A2435AR    +                4K             Rmkt Model G40 for G Class Bus
A2436A     +                4K             Model G50 for G-Class Business
A2436AR    +                4K             Rmkt Model G50 for G Class Bus
A2437A     +                4K             HP 9000 Series 800 Model H30
A2437AR    +                4K             Rmkt HP 9000 Series 800 Model
A2438A     +                4K             HP 9000 Series 800 Model H40
A2438AR    +                4K             Rmkt HP 9000 Series 800 Model
A2439A     +                4K             HP 9000 Series 800 Model H50
A2439AR    +                4K             Rmkt HP 9000 Series 800 Model
A2440A     +                3C             HP-UX 2 user license and manua
A2440AR    +                5J             Rmkt HP-UX 2 user license and
A2441A     +                5J             LAN Personality card for base
A2441AR    +                5K             Rmkt LAN Personality card
A2442A     +                5J             MUX Personality card for base
A2442AN    +                2B             Return of 8 port MUX personali
A2442AR    +                5K             Rmkt MUX Personality card
A2443A     +                NA             Peripheral Change Credits
A2443AR    +                5K             Rmkt peripheral change credit
A2444AR    +                5J             Rmkt 566MB half height disk
A2445AR    +                5K             Rmkt 1 GB half height SE SCSI
A2446A     +                5J             2 GB full height SE SCSI disk
A2446AR    +                5K             Rmkt 2 GB full height SE SCSI
A2451AR    +                5J             Rmkt Series 800 F Class upgrad
A2452A     +                5H             Field Upgrade to Model F30.
A2452AR    +                5J             Rmkt Field upgrade to Model F3
A2453A     +                5H             Field Upgrade to Model F20.
A2453AR    +                5J             Rmkt Field upgrade to Model F2
A2454AR    +                5J             Rmkt Series 800 G Class upgrad
A2455A     +                4L             Field Upgrade to Model G50.
A2455AR    +                4L             Rmkt Field upgrade to Model G5
A2456A     +                4L             Field Upgrade to Model G40.
A2456AR    +                4L             Rmkt Field upgrade to Model G4
A2457A     +                4L             Field Upgrade to Model G30.
A2457AR    +                4L             Rmkt Field upgrade to Model G3
A2458AR    +                5J             Rmkt Series 800 H Class upgrad
A2459A     +                4L             Field Upgrade to Model H50.
A2459AR    +                4L             Rmkt Field upgrade to Model H5
A2460A     +                4L             Field Upgrade to Model H40.
A2460AR    +                4L             Rmkt Field upgrade to Model H4
A2461A     +                4L             Field Upgrade to Model H30.
A2461AR    +                5J             Rmkt Field upgrade to Model H3
A2462AR    +                5J             Rmkt I Class upgrade
A2463A     +                4L             Field Upgrade to Model I50.
A2463AR    +                4L             Rmkt Field upgrade to Model I5
A2464A     +                4L             Field Upgrade to Model I40.
A2464AR    +                4L             Rmkt Field upgrade to Model I4
A2465A     +                4K             HP 9000 Series 800 Model G30
A2469A     +                4K             HP 9000 Series 800 Model G40
A2470A     +                4K             HP 9000 Series 800 Model G50
A2478AN    +                NA             Return credit for Series 64, 6
A2485A     +                5J             MPE,IMAGE, ALLBASE/SQL incl. i
A2485AR    +                5J             Rmkt upgd w/ MPE, IMAGE/SQL, A
A2486A     +                5H             Upgd 9x7 license with IMAGE, A
A2486AR    +                5J             Rmkt Upgrade 9x7 license with
A2487A     +                5J             Upgrade 9x7 user license with
A2487AR    +                5J             Rmkt Upgd 9x7 user license w/
A2488A     +                5H             IMAGE/SQL license incl in 9x7
A2488AR    +                5J             Rmkt IMAGE/SQL license incl in
A2489A     +                5J             ALLBASE/SQL, MPE/iX incl in 9x
A2489AR    +                5J             Rmkt ALLBASE/SQL, MPE/iX inclu
A2490A     +                5H             ALLBASE/SQL license included i
A2490AR    +                5J             Rmkt ALLBASE/SQL license upgra
A2491A     +                5J             MPE/iX FOS only included in up
A2491AR    +                5J             Rmkt MPE/iX FOS only included
A2492A     +                5H             Upgrade 9x7 user license for M
A2492AR    +                5J             Rmkt Upgd 9x7 user license for
A2493A     +                5J             Upgrade HP 3000 server
A2494A     +                5H             Upgrade to 927LX, 2 slot chass
A2494AR    +                5H             Rmkt upgrade to 927LX, 2 slot
A2495A     +                5H             Upgrade to 937LX, 2 slot chass
A2495AR    +                5H             Rmkt upgrade to 937LX, 2 slot
A2496A     +                5H             Upgrade to 937RX, 4 slot chass
A2496AR    +                5H             Rmkt upgrade to 937RX, 4 slot
A2497A     +                4L             Upgrade to 937SX, 12 slot chas
A2497AR    +                4L             Rmkt Upgrade to 937SX, 12 slot
A2498A     +                5H             Upgrade to 947LX, 2 slot chass
A2498AR    +                5H             Rmkt Upgrade to 947LX, 2 slot
A2499A     +                4L             Upgrade to 947RX, 4 slot chass
A2499AR    +                4L             Rmkt Upgrade to 947RX, 4 slot
A2511A     +                5J             Add on 64 MB memory module
A2511AR    +                5J             Rmkt Add on 64 MB memory modul
A2511AX    +                5H             64-MB ECC memory module. Inter
A2511AZ    +                5J             64 MB memory module selection
A2511AZR   +                5J             Rmkt 64 MB memory module selec
A2512A     +                5K             32MB RAM, customer installed
A2512AR    +                2F             Rmkt 32MB RAM, for 720/730/735
A2513AR    +                5K             Rmkt 64MB RAM add on for Model
A2516A     +                5J             Add on 128 MB memory module
A2516AR    +                5J             Rmkt add on 128 MB memory modu
A2516AZ    +                5J             128 MB memory module selection
A2516AZR   +                5J             Rmkt 128 MB memory module sele
A2518A     +                5K             Add 128MB RAM for 755 workstat
A2518AR    +                5K             Rmkt Add 128MB RAM for 755
A2521A     +                5H             Upgrades Model 720 to 96-MB ma
A2522A     +                5H             Upgrades Model 720 to 128-MB m
A2532A     +                5H             Upgrades Model 730 to 128-MB m
A2538A     +                NA             Domain S400 to S700 PA upgrade
A2539A     +                NA             HP-UX S400 to S700 PA upgrade
A2542A     +                5H             HP 9000 Model 720 CPU upgrade
A2543A     +                5H             HP 9000 Model 730 CPU upgrade,
A2548A     +                4A             HP-UX 9.0 PA upgd loc. kit w/
A2549A     +                4A             HP-UX 9.0 PA upgrd Loc. Kit wi
A2551AR    +                5K             Rmkt 755 CRX 20", 64MB, 2GB
A2552AR    +                5K             Rmkt Mdl 755 Std Cfg, CRX24 20
A2553AR    +                5K             Rmkt Mdl 755 Std Cfg,CRX24Z 20
A2556A     +                5K             2-GB single-ended SCSI-2 disk
A2556AR    +                5K             Rmkt 2GB single ended SCSI-2 d
A2560A     +                5K             Mdl 433s Domain CRX for 7xxs P
A2562A     +                5H             Upgrades Model 720 to 64-MB Ma
A2563AR    +                5K             Rmkt 1GB SE SCSI-2 disk for M7
A2564A     +                5K             2-GB fast-wide SCSI-2 disk.
A2564AR    +                5K             Rmkt 2GB fast wide SCSI-2 disk
A2565AR    +                5K             Rmkt 525MB SE SCSI-2 disk for
A2566AR    +                5K             Rmkt 1GB fast wide SCSI-2 disk
A2567A     +                5H             Upgrades Model 730 to 64-MB Ma
A2570AR    +                5G             Rmkt 64MB ECC memory board
A2570AZR   +                5J             Rmkt 64MB memory board install
A2577A     +                5K             8MB RAM for 712, 715-64/80/100
A2577AR    +                5K             Rmkt 8MB RAM for 712, 715-64/8
A2578A     +                5K             16MB RAM for 712, 715-64/80/10
A2578AR    +                5K             Rmkt 16MB RAM for 712, 715-64/
A2588A     +                5G             512 MByte Memory for HP9000 Mo
A2588AR    +                5G             Rmkt 512MB memory for HP9000 M
A2588AY    +                5G             512 MB Memory Board Internal P
A2588AZ    +                5G             Add 512 MByte Memory for Model
A2589A     +                5G             768 MByte Memory board for Mod
A2589AR    +                5G             Rmkt 768MB memory board for Mo
A2589AY    +                5G             768 MB Memory Internal Product
A2589AZ    +                5G             Add 768 MByte Memory for T Cla
A2601AR    +                5K             Rmkt Model 735 std cfg, CRX 19
A2602AR    +                5K             Rmkt Mdl 735 std cfg, CRX24 19
A2603AR    +                5K             Rmkt 735 Std Cfg CRX24Z 19", 3
A2605A     +                5H             Upgrades HP 9000 Model 720 to
A2607AR    +                5K             Rmkt Mdl 735 std cfg, Dual CRX
A2608AR    +                5K             Rmkt 735 std cfg, CRX 20", 32M
A2609AR    +                5K             Rmkt 735 CRX48Z 20", 32MB, 1GB
A2612AR    +                5K             Rmkt 715/33 CX 17" 16MB diskle
A2613AR    +                5K             Rmkt 715/33 CX 20", 16MB, 525M
A2617AR    +                5K             Rmkt Mdl 715/33 QS bundle, CX
A2619AR    +                5K             Rmkt Mdl 715/33 QS bundle,CX-2
A2620AR    +                5K             Rmkt Mdl 715/33 Std Cfg,CRX24
A2621AR    +                5K             Rmkt 715/33 Std cfg, CRX24Z 20
A2627AR    +                5K             Rmkt 715/50 CX 20", 16MB, 525M
A2627AU    +                5K             Mdl 715/50 ETN, 20" color mtr,
A2627BU    +                5K             Mdl 715/50 ETN, 17" color mtr,
A2628A     +                5K             HP 9000 S700i/100 MHz Upgrade.
A2629AR    +                5K             Rmkt 715/50 QS bundle, CX 20",

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                      Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

A2631AR    +                5K             Rmkt 715/50 QS bundle, CX 20",
A2633AR    +                5K             Rmkt 715/50 Std Cfg, CRX24 20"
A2634AR    +                5K             Rmkt 715/50 CRX24Z 20", 16MB,
A2634AU    +                5K             Mdl 715/50 ETN, CRX-24Z, 20",
A2635AR    +                5K             Rmkt 715/50 std cfg, CRX48Z 20
A2638B     +                5K             HP9000 Model 745i Industrial W
A2639B     +                5K             HP9000 Model 747i Industrial W
A2642A     +                5K             2GB DDS Tape Drive
A2643A     +                5K             2GB (native capacity) DDS DAT
A2644A     +                5K             600MB 5.25" CD-ROM drive for i
A2645A     +                5K             1.4MB 3.5" Flexible Disk Drive
A2646A     +                5K             Add 64MB RAM (16MB DRAM)
A2646AR    +                5K             Rmkt Add 64MB RAM (16MB DRAM)
A2650AR    +                5K             Rmkt 755 std cfg, CRX48Z 19" 6
A2654A     +                5H             Add FDDI Daughter Card Kit for
A2655AR    +                5K             Rmkt 660MB SCSI CD-ROM drive
A2656A     +                5K             2GB SCSI DDS Tape Drive for M7
A2656AR    +                5K             Rmkt 2GB SCSI DDS tape drive f
A2657A     +                5K             1GB external SCSI disk drive
A2657AR    +                5K             Rmkt 1GB external SCSI disk dr
A2658A     +                5K             ThickNet Card, replace Fact.In
A2660A     +                1P             S700i SPU Module, HP-UX LTU
A2663A     +                1P             SGC to VME Converter Board
A2664A     +                1P             SGC to EISA Converter Board
A2665A     +                5K             Add FDDI Daughter Card Kit for
A2666A     +                5H             Upgrade M735 or M755 CRX 24Z t
A2667A     +                5H             Upgrades M735 or M755 PVRX to
A2668A     +                5H             Upgrades Model 720 to 32MB Mem
A2670A     +                5K             Add-on ThinLAN Ethernet Transc
A2670AR    +                5K             Rmkt add on ThinLAN Ethernet t
A2671A     +                5K             Add-on EtherTwist transceiver
A2671AR    +                5K             Rmkt Add on EtherTwist transce
A2672A     +                5H             J200 to J280 upgrade
A2673A     +                5K             CRX-24 subsystem without monit
A2674A     +                5K             24 Bit Z-Buffer and Graphics A
A2675A     +                5K             Upgrades M715 or M725 CRX to C
A2679A     +                5K             EISA FAST SE SCSI-2 Host Adapt
A2681A     +                5K             Upgrade VISUALIZE-48 to VISUAL
A2689AR    +                5K             Rmkt 725/50 Std Cfg, CX 20", 3
A2691AR    +                5K             Rmkt 725/50 Std Cfg, CRX24 20"
A2692AR    +                5K             Rmkt 725/50 Std Cfg, CRX24Z 20
A2693AR    +                5K             Rmkt 725/50 Std Cfg, CRX48Z 20
A2800AR    +                5K             Rmkt 525MB SE SCSI-2 disk for
A2801AR    +                5K             Rmkt 1GB SE SCSI-2 disk for Mo
A2802A     +                5K             1.4 MB 3.5" floppy disk drive
A2802AR    +                5K             Rmkt 1.4MB 3.5 inch floppy dis
A2803A     +                5K             660 MB 5.25" CD-ROM drive for
A2803AR    +                5K             Rmkt 600MB 5.25" CD ROM drive
A2804A     +                5K             EISA Expansion slot for Model
A2804AR    +                5K             Rmkt EISA expansion slot for 7
A2809AR    +                5K             Rmkt 525MB SE SCSI-2 disk for
A2813AR    +                5K             Rmkt 1GB SE SCSI-2 disk for Mo
A2814A     +                5K             1.4 MB 3.5" floppy disk drive
A2814AR    +                5K             Rmkt 1.4 MB 3.5" floppy disk d
A2815A     +                5K             Add 8MB RAM
A2816A     +                5K             Add 16MB RAM
A2816AR    +                5K             Rmkt Add 16MB RAM for 715/725
A2817A     +                5K             660 MB 5.25" CD-ROM drive for
A2817AR    +                5K             Rmkt 660MB 5.25" CD-ROM drive
A2827A     +                5K             Add 64MB RAM add on
A2827AR    +                5K             Rmkt Add 64MB RAM add on
A2829A     +                4A             Add 32MB RAM Add-on
A2829AR    +                4A             Rmkt add 32MB RAM add on
A2831A     +                5K             ThinNet Card, replaces fact.in
A2833A     +                5K             Domain/OS to HP-UX Disk Conver
A2837A     +                5H             Upgrade Model 425e to Model 71
A2838A     +                4A             3 button mouse with HP-HIL con
A2839B     +                5K             3 Button Mouse with Mini-DIN C
A2839C     +                5K             3 Button Mouse (Mini-DIN Conne
A2840B     +                5K             PC/AT Keyboard with Mini-DIN C
A2875A     +                5K             128-MB RAM Add-on for S700i/10
A2876A     +                5K             HP VISUALIZE Model J280 1 way
A2878A     +                5K             Second monitor port for Model
A2878AR    +                5K             Rmkt Second monitor port for M
A2889A     +                5K             FWD SCSI-2 card for B-class sy
A2896AR    +                5K             Rmkt 715/75 75MHz CPU, 32MB
A2897AR    +                5K             Rmkt 725/75 base cfg, 75MHz CP
A2925A     +                4L             Upgrade to 947SX, 12 slot chas
A2925AR    +                4L             Rmkt Upgrade to 947SX, 12 slot
A2926A     +                4L             Upgrade to 957RX, 4 slot chass
A2926AR    +                4L             Rmkt Upgrade to 957RX, 4 slot
A2927A     +                4L             Upgrade to 957SX, 12 slot chas
A2927AR    +                4L             Rmkt Upgrade to 957SX, 12 slot
A2928A     +                4L             Upgrade to 967RX, 4 slot chass
A2928AR    +                4L             Rmkt Upgrade to 967RX, 4 slot
A2929A     +                4L             Upgrade to 967SX, 12 slot chas
A2929AR    +                4L             Rmkt Upgrade to 967SX, 12 slot
A2930AR    +                5H             Rmkt Upgrade to 977SX, 12 slot
A2931A     +                4L             Upgrade to 987SX, 12 slot chas
A2931AR    +                4L             Rmkt Upgrade to 987SX, 12 slot
A2932A     +                5H             Japanese Kanji character conso
A2932B     +                5H             Japanese 800 Console X Termina
A2933AN    +                NA             Return credit for S968LX/RX
A2933AWR   +                5J             Rmkt HP 3000 Series 968 SSP
A2934AN    +                NA             Return credit for S928LX/RX
A2934AWR   +                5J             Rmkt HP 3000 Series 928/LX/RX
A2935AW    +                4K             S928RX 4 slot chassis installe
A2935AWR   +                4K             Rmkt S928RX 4 slot chassis in
A2936AW    +                4K             S968RX 4 slot chassis installe
A2936AWR   +                4K             Rmkt S968RX 4 slot chassis in
A2937AW    +                4M             Model E25 Server
A2937AWR   +                4M             Rmkt Model E25 server
A2938AW    +                4M             Model E35 Server
A2938AWR   +                4M             Rmkt Model E35 server
A2941A     +                5H             A .6 kVA floorstanding HP Powe
A2941AR    +                5G             Rmkt 600 VA HP PowerTrust UPS
A2941AZ    +                5J             600 VA HP PowerTrust UPS
A2941AZR   +                5J             Rmkt .6 kVA HP PowerTrust UPS
A2942A     +                5J             3.5 inch 1.44MB floppy disk dr
A2942AR    +                5G             Rmkt 3.5 inch 1.44MB floppy di
A2943A     +                5J             Upgrade from 2 to 4 HP-PB slot
A2943AR    +                5J             Rmkt Upgrade from 2 to 4 HP-PB
A2944AR    +                5G             Rmkt 1GB QIC internal tape dri
A2946A     +                5J             16 MB memory module
A2946AR    +                5J             Rmkt 16 MB memory module
A2946AZ    +                5J             Select ECC SIMM memory install
A2946AZR   +                5J             Rmkt Select ECC SIMM memory in
A2947AZ    +                5J             ECC SIMM memory installed in S
A2947AZR   +                5J             Rmkt ECC SIMM memory installed
A2948A     +                5J             64 MB memory module for E clas
A2948AR    +                5J             Rmkt 64MB memory module for E
A2948AZ    +                5J             Select ECC SIMM memory install
A2948AZR   +                5J             Rmkt Select ECC SIMM memory in
A2955A     +                4L             Field Upgrade to Model I30.
A2955AR    +                4L             Rmkt Field Upgrade to Model I3
A2957AZ    +                5G             DTC16 64 port bundle in cabine
A2958AR    +                5H             Rmkt 535MB half high SE SCSI d
A2960AW    +                4K             S928LX 2 slot chassis installe
A2960AWR   +                4K             Rmkt S928LX 2 slot chassis ins
A2961AW    +                4K             S968LX 2 slot chassis installe
A2961AWR   +                4K             Rmkt S968LX 2 slot chassis in
A2962AZ    +                5J             Rackmount kit for E class serv
A2962AZR   +                5J             Rmktd Rackmount kit for E clas
A2969A     +                5H             20 MB FWD SCSI-2 interface
A2969AR    +                5H             Rmkt 20MB FWD SCSI-2 interface
A2970A     +                4K             HP 9000 Series 800 Model H70
A2970AR    +                4K             Remarketed HP 9000 Series 800
A2971A     +                4K             HP 9000 Series 800 Model G70
A2971AR    +                4K             Rmkt HP 9000 Series 800 Model
A2975A     +                4L             Field Upgrade to Model I70
A2975AR    +                4L             Rmkt Field upgrade to Model I7
A2976A     +                4L             Field Upgrade to Model H70
A2976AR    +                4L             Rmkt Field upgrade to Model H7
A2977A     +                4L             Field Upgrade to Model G70.
A2977AR    +                4L             Rmkt Field upgrade to Model G7
A2980A     +                4K             HP 9000 Series 800 Model G60
A2980AR    +                4K             Rmkt HP 9000 Series 800 Model
A2981A     +                4K             HP 9000 Series 800 Model H60
A2981AR    +                4K             Rmkt HP 9000 Series 800 Model
A2982A     +                4K             HP 9000 Series 800 Model I60

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                 Exhibit A3000


PRODUCT       COLUMNS       WARRANT        DESCRIPTION
NUMBER                      CODE

A2982AR    +                5G             Rmkt HP 9000 Series 800 Model
A2986A     +                4L             Field upgrade to Model G60.
A2986AR    +                4L             Rmkt Field upgrade to Model G6
A2987A     +                4L             Field upgrade Model H60.
A2987AR    +                4L             Rmkt Field upgrade Model H60
A2988A     +                4L             Field upgrade Model I60.
A2988AR    +                4L             Rmkt Field upgrade Model I60
A2989A     +                4L             HP 9000 K200 Upgrade
A2990A     +                5H             K400 4 HP-HSC I/O expansion up
A2990AR    +                5H             Rmkt K400 4 HP-HSC slot expans
A2992A     +                5H             Memory carrier for HP 3000/900
A2992AR    +                5H             Rmkt Memory carrier for HP 300
A2993A     +                4L             100 MHz PA-RISC 7200 CPU
A2993AN    +                5H             100 MHz CPU Rebate (Return Req
A2993AR    +                4L             Rmkt 100 MHz PA-RISC 7200 CPU
A2994A     +                5K             1300 VA HP PowerTrust UPS
A2994AR    +                5G             Rmkt 1300 VA HP PowerTrust UPS
A2995A     +                4L             120 MHz PA-RISC 7200 CPU
A2995AN    +                5H             120 MHz CPU Rebate
A2995AR    +                4L             Rmkt 120 MHz PA-RISC 7200 CPU
A2996A     +                5K             1.3 kVA Rackmounted HP PowerTr
A2996AR    +                5K             Rmkt 1.3 kVA rack mounted HP P
A2997A     +                5K             1.8 kVA Rackmounted HP PowerTr
A2997AR    +                5K             Rmkt 1.8 kVA rack mounted HP P
A2998A     +                5G             3.0 KVA rackmounted HP PowerTr
A2999A     +                5H             Artist (AX) 2D color graphics
A2999AR    +                5H             Rmkt Artist (AX) 2D color grap
A3002A     +                4K             Upgrade to 987RX, 4 slot chass
A3002AR    +                4K             Rmkt upgrade to 987RX, 4 slot
A3003A     +                4L             Field upgrade to Model H20
A3003AR    +                4L             Rmkt field upgrade to Model H2
A3004AN    +                NA             Return credit for S987/150RX/S
A3005AR    +                4K             Rmkt S987/150RX 4 slot chassis
A3006AR    +                4K             Rmkt S987/150SX 12 slot chassi
A3007AR    +                5K             Rmkt S987/150RX/SX SPU w IMAGE
A3008AR    +                5K             Rmkt S987/150RX/SX SPU, IMAGE/
A3010AR    +                5K             Rmkt S987/150 SPU, MPE/iX FOS
A3012A     +                4L             Upgrade to 987/150RX, 4 slot c
A3012AR    +                4L             Rmkt Upgd to 987/150RX, 4 slot
A3014A     +                4L             Upgrade to 987/150SX, 12 slot
A3014AR    +                4L             Rmkt Upgd to 987/150SX, 12 slo
A3020A     +                5H             User license upgd w IMAGE, ALL
A3020AR    +                5H             Rmkt User license upgd w/IMAGE
A3021A     +                5H             User license upgrade with IMAG
A3021AR    +                5H             Rmkt User license upgrade with
A3022A     +                5H             User license upgrade with ALLB
A3022AR    +                5H             Rmkt User license upgrade w/AL
A3024AR    +                5J             Rmkt 5GB 8mm SCSI tape drive
A3025AR    +                5H             Rmkt 2 2GB full height SCSI di
A3025B     +                5G             2 2 GB half height SCSI disk d
A3026A     +                5J             32 Mbyte ECC memory module
A3026AR    +                5J             Rmkt 32MB ECC memory module
A3027A     +                5J             128 MB ECC High Density Memory
A3027AR    +                5J             Rmkt 128MB ECC high density me
A3033A     +                NA             Model 890 to Model T500 upgrad
A3034A     +                NA             Model T500 CPU upgrades for SM
A3035A     +                5G             Model 890 to Model T500 CPU up
A3035AR    +                5G             Rmkt Model 890 to Model T500 C
A3036A     +                5M             CPU Upgrades for HP 9000 Model
A3036AR    +                5M             Rmkt CPU upgrades for HP9000 M
A3038AR    +                4K             Rmkt HP9000 K100 server
A3039AR    +                4K             Rmkt HP9000 K100 Server w/128
A3040A     +                NA             64 MB ECC Memory Module
A3040AR    +                NA             Rmkt 64MB ECC memory module
A3042A     +                4K             S987/200RX 4 slot chassis inst
A3042AR    +                4K             Rmkt S987/200RX 4 slot chassis
A3044A     +                4K             S987/200SX 12 slot chassis ins
A3044AR    +                4K             Rmkt S987/200SX 12 slot chassi
A3045AN    +                NA             Return credit for S/987/200RX/
A3045AR    +                5K             Rmkt HP 3000 Series 987/200RX/
A3046AR    +                5K             Rmkt S987/200 SPU w IMAGE/SQL,
A3047AR    +                5K             Rmkt S987/200 SPU with IMAGE/S
A3049AR    +                5K             Rmkt S987/200 SPU with MPE/iX
A3051AR    +                4K             Rmkt S987/200SX 12 slot chassi
A3058A     +                5K             1 GB FWD SCSI-2 Disk Drive
A3058AR    +                5K             Rmkt 1GB FWD SCSI 2 disk drive
A3060AR    +                4K             Rmkt HP9000 K200 server w/64MB
A3061AR    +                4K             Rmkt HP9000 K200 server w/128M
A3062A     +                5L             Additional 90 MHz PA7100 CPU f
A3062AR    +                5L             Rmkt Additional 90 MHz PA7100
A3063A     +                5J             HP3000 991 SPU MPE/iX, IMAGE/A
A3063AR    +                5J             Rmkt HP3000 991 SPU MPE/iX IMA
A3064A     +                5J             HP 3000 991 with MPE/iX and IM
A3064AR    +                5J             Rmkt HP3000 991 with MPE/iX &
A3065A     +                5J             HP 3000 991 SPU, MPE/iX and AL
A3065AR    +                5J             Rmkt HP3000 991 SPU, MPE/iX an
A3066A     +                5J             HP3000 991 SPU with MPE/iX No
A3066AR    +                5J             Rmkt HP3000 991 SPU w MPE/iX n
A3067A     +                5J             HP 3000 991 SPU,MPE/iX,IMAGE/A
A3068A     +                5J             HP 3000 991 SPU with MPE/iX &
A3069A     +                5J             HP 3000 991 SPU w/ MPE/iX & AL
A3070A     +                5J             HP 3000 991 SPU w/ MPE/iX No d
A3071A     +                5L             Rplc HP 3000 991 w 995/100 ins
A3071AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3072A     +                5L             Rplc HP 3000 991 w 995/200 ins
A3072AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3073A     +                5L             Rplc HP 3000 991 w 995/300 ins
A3073AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3074A     +                5L             Rplc HP 3000 991 w 995/400 ins
A3074AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3075A     +                5L             Rplc HP 3000 991 w 995/500 ins
A3075AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3076A     +                5L             Rplc HP 3000 991 w 995/600 ins
A3076AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3077A     +                5L             Rplc HP 3000 991 w 995/700 ins
A3077AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3078A     +                5L             Rplc HP 3000 991 w 995/800 ins
A3078AR    +                5L             Rmkt Replace HP3000 991 w 995/
A3079A     +                5J             HP 3000 Corp. Business System
A3080A     +                5J             HP 3000 Corp. Business System
A3083A     +                5J             Mounting bracket for internal
A3084A     +                5J             Power distribution strip for 1
A3085A     +                5J             Power distribution strip for 1
A3086A     +                5K             Internal 600 MB CD-ROM Selecti
A3086AR    +                5K             Rmkt Internal 600MB CD ROM sel
A3087A     +                5J             2 GB half height SE SCSI disk
A3087AR    +                5J             Rmkt 2GB half height SE SCSI d
A3089A     +                NA             S928 with FOS, IMAGE/SQL and A
A3089AR    +                NA             Rmkt S928 SPU w/FOS, IMAGE/SQL
A3090A     +                NA             Series 928 with MPE/iX FOS and
A3090AR    +                NA             Rmkt Series 928 SPU w/FOS and
A3091A     +                NA             Series 928 SPU with MPE/iX FOS
A3091AR    +                NA             Rmkt Series 928 SPU with FOS o
A3092A     +                NA             S968 SPU w FOS, IMAGE/SQL & AL
A3092AR    +                NA             Rmkt S968 SPU w/FOS, IMAGE/SQL
A3093A     +                NA             Series 968 SPU with FOS and IM
A3093AR    +                NA             Rmkt Series 968 SPU w/FOS and
A3094A     +                NA             Series 968 SPU with FOS only
A3094AR    +                NA             Rmkt Series 968 SPU with FOS o
A3096AN    +                NA             Return credit for S918LX/RX
A3098A     +                5J             HP 3000 Model upgrade to CS 99
A3100A     +                5K             HP 3000 Corp Bus Sys field upg
A3101A     +                5M             HP 3000 CS 995 upgrade
A3102A     +                NA             User license upgrade with IMAG
A3103A     +                NA             Credit user license with IMAGE
A3104A     +                NA             User license upgrade with IMAG
A3105A     +                NA             Credit user license with IMAGE
A3106A     +                NA             User license upgrade with ALLB
A3107A     +                NA             Credit user license with ALLBA
A3108A     +                NA             User license upgrade without D


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
A3109A     +             NA                Credit user license without DB
A3116AW    +             4K                S918LX 2 slot chassis installe
A3116AWR   +             4K                Rmkt S918LX 2 slot chassis in
A3117AW    +             4K                S918RX 4 slot chassis installe
A3117AWR   +             4K                Rmkt S918RX 4 slot chassis in
A3119AW    +             4K                S978RX 4 slot chassis installe
A3119AWR   +             4K                Rmkt S978RX 4 slot chassis in
A3123A     +             NA                Series 918 SPU w IMAGE/SQL, AL
A3123AR    +             NA                Rmkt S918 SPU w/ IMAGE/SQL, AL
A3124A     +             NA                Series 918 SPU with IMAGE/SQL
A3124AR    +             NA                Rmkt Series 918 SPU with IMAGE
A3125A     +             NA                Series 918 SPU with MPE/iX FOS
A3125AR    +             NA                Rmkt Series 918 SPU w/ MPE/iX
A3126A     +             NA                Series 978 SPU w IMAGE/SQL, AL
A3126AR    +             NA                Rmkt S978 SPU w/ IMAGE/SQL, AL
A3127A     +             NA                Series 978 SPU with IMAGE/SQL
A3127AR    +             NA                Rmkt Series 978 SPU with IMAGE
A3128A     +             NA                Series 978 SPU with MPE/iX FOS
A3128AR    +             NA                Rmkt Series 978 SPU w/ MPE/iX
A3129AN    +             NA                Return credit for S978LX/RX
A3129AW    +             NA                HP 3000 Series 978RX
A3130AW    +             4M                Model E45 Server
A3130AWR   +             4M                Rmkt Model E45 server
A3131A     +             5J                128MB Memory Module for E Clas
A3131AR    +             5J                Rmkt 128 MB memory module
A3131AZ    +             5J                Select ECC SIMM Memory install
A3131AZR   +             5J                Rmkt replace memory with 128MB
A3132A     +             4L                Upgrade to Model E35 processor
A3133A     +             4L                Upgrade to Model E45 processor
A3142B     +             5G                System Integration Specificati
A3145A     +             5K                2 GB FWD SCSI-2 Disk Drive - h
A3145AR    +             5K                Rmkt 2GB FWD SCSI 2 disk drive
A3147AW    +             4K                S978LX 2 slot chassis installe
A3148A     +             5M                CS 990 to CS 991 model upgrade
A3149A     +             5M                CS 992/100 to CS 995/100 model
A3150A     +             5M                CS 992/200 to CS 995/200 model
A3151A     +             5M                CS 992/300 to CS 995/300 model
A3152A     +             5M                CS 992/400 CS to 995/400 model
A3153A     +             5M                HP 3000 CS 995 upgrade
A3169A     +             5L                HP 3000 CS 991 processor
A3169AR    +             5L                Rmkt HP 3000 CS 991 processor
A3171A     +             5H                Upgd 9x8 user license w IMAGE,
A3172A     +             5H                Upgrade 9x8 user license with
A3173A     +             5H                Upgrade 9x8 user license w MPE
A3181AR    +             4K                Rmkt HP9000 K400 Server
A3181BR    +             4K                Rmkt HP9000 K400 server with 1
A3182A     +             5K                1 GB SE SCSI-2 low profile dis
A3182AR    +             5K                Rmkt 1GB SE SCSI 2 low profile
A3183A     +             5J                4GB DDS DAT Drive with data co
A3183AR    +             5J                Rmkt 4GB DDS DAT drive with da
A3184A     +             5K                2X CD-ROM drive, SE SCSI-2
A3184AR    +             5K                Rmkt 650MB CD ROM drive
A3185A     +             5H                4 HP-PB slot expansion upgrade
A3185AR    +             5H                Rmkt 4 HP-PB slot expansion up
A3186A     +             5H                K400 2 HP-HSC slot expansion u
A3186AR    +             5H                Rmkt K400 2 HP-HSC slot expans
A3187A     +             5H                Rackmount kit for HP 3000/9000
A3187AR    +             5H                Rmkt Rack mount kit for HP3000
A3188A     +             4L                HP 9000 K260 Upgrade
A3189A     +             4L                HP 9000 K460 Upgrade
A3191AR    +             5J                Rmkt 5400 RPM 2GB half height
A3194AN    +             5J                Return Credit for Model E55
A3194AW    +             4M                Model E55 processor
A3194AWR   +             4M                Rmkt Model E55 processor
A3196A     +             5J                5 meter AC power cord
A3199A     +             4K                EPS22 HP 9000 K460 SMP Node
A3200A     +             4K                HP 3000 939KS Server incl. 64M
A3200AR    +             4K                Rmkt HP 3000 939KS server
A3201A     +             4K                HP 3000 959KS/100 incl. 128 MB
A3201AR    +             4K                Rmkt HP 3000 959KS/100 server
A3202A     +             4K                HP 3000 959KS/200 incl. 128 MB
A3202AR    +             4K                Rmkt HP 3000 959KS/200 server
A3203A     +             4K                HP 3000 959KS/300 incl. 128 MB
A3203AR    +             4K                Rmkt HP 3000 959KS/300 server
A3204A     +             4K                HP 3000 959KS/400 incl 128 MB
A3204AR    +             4K                Rmkt HP3000 959KS/400 incl 128
A3205A     +             4K                HP 9000 K260 Server w/128 MB E
A3206A     +             NA                S9x9KS SPU wFOS,IMAGE/SQL,ALLB
A3206AR    +             NA                Rmkt S9x9KS SPU wFOS, IMAGE/SQ
A3207A     +             NA                S9x9KS SPU w FOS,IMAGE/SQL
A3207AR    +             NA                Rmkt S9x9KS SPU w FOS, IMAGE/S
A3209A     +             NA                S9x9KS SPU with MPE/iX FOS
A3210A     +             5H                Delete internal modem (K-class
A3211A     +             4K                969KS/100 installed in SPU
A3212A     +             4K                969KS/200 installed in SPU
A3213A     +             4K                969KS/300 installed in SPU
A3214A     +             4K                969KS/400 installed in SPU
A3215A     +             4L                Upgrade to HP 3000 969KS/100
A3216A     +             4L                Upgrade to HP 3000 969KS/200
A3217A     +             4L                Upgrade to HP 3000 969KS/300
A3218A     +             4L                Upgrade to HP 3000 969KS/400
A3219A     +             4L                HP 9000 K220 Upgrade
A3220A     +                               HP9000 K400 Server (memory not
A3221A     +             4L                HP 9000 K210 Upgrade
A3222A     +             4K                EPS20 K410 Module
A3223A     +             4K                EPS20 K210 Add on Module
A3225A     +             4L                HP 9000 K400 Uniprocessor Upgr
A3226A     +             4L                HP 9000 K410 Upgrade
A3230A     +             4L                HP 9000 K420 Upgrade
A3231A     +             5H                High Availability Disk Array M
A3231AR    +             5H                Rmkt High availability disk ar
A3232AR    +             5H                Rmkt High availability disk ar
A3233A     +             5K                Add-on battery backup unit for
A3234A     +             5K                Add on 16 MB write cache modul
A3235A     +             5K                Add on 4 MB write cache module
A3236A     +             5K                Add-on storage controller for
A3238A     +             5K                Add-on Pwr Supply, model 20 di
A3239A     +             5K                Add-on Pwr Supply, model 10 di
A3240A     +             5K                Add on 7200 RPM 2 GB disk driv
A3240AR    +             5K                Rmkt Add on 7200 RPM 2GB disk
A3241A     +             4L                Upgrade to Model E55 Processor
A3242AN    +             NA                Return credit for S988LX/RX
A3243A     +             NA                S988 SPU w FOS, IMAGE/SQL, ALL
A3243AR    +             NA                Rmkt S988 SPU w/FOS, IMAGE/SQL
A3244A     +             NA                S988 SPU with MPE/iX FOS and I
A3244AR    +             NA                Rmkt S988 SPU w MPE/iX FOS & I
A3245A     +             NA                Series 988 SPU with MPE/iX FOS
A3245AR    +             NA                Rmkt S988 SPU with MPE/iX FOS
A3246AW    +             4K                S988LX 2 slot chassis installe
A3246AWR   +             4K                Rmkt S988LX 2 slot chassis in
A3247AW    +             4K                S988RX 4 slot chassis installe
A3247AWR   +             4K                Rmkt S988 RX 4 slot chassis in
A3254A     +             5K                Add-on battery backup unit for
A3261A     +             4L                180 MHz PA RISC 8000 CPU with
A3262A     +             7Q                Model D200 Uniprocessor
A3268A     +             7Q                Model D310 Uniprocessor
A3274A     +             4L                Upgrade to HP 3000 959KS/100
A3275A     +             4L                Upgrade to HP 3000 959KS/200
A3276A     +             4L                Upgrade to HP 3000 959KS/300
A3277A     +             4L                Upgrade to HP 3000 959KS/400
A3280A     +             4L                HP 9000 K250 Upgrade
A3281A     +             4K                HP9000 K210 Server w/64 MB ECC
A3281AR    +             4K                Rmkt HP9000 K210 Server w/64 M
A3282A     +             4K                HP9000 K210 Server w/128 MB EC
A3282AR    +             4K                Rmkt HP9000 K210 Server w/128
A3283A     +             4K                HP9000 K410 Server w/128 MB EC
A3283AR    +             4K                Rmkt HP9000 K410 Server w/128
A3284A     +             4K                HP 9000 K460 Server w/128 MB E
A3285A     +             NA                Upgd 9x9KS user lic w IMAGE, A
A3286A     +             NA                Upgrade 9x9KS user lic w FOS,
A3287A     +             NA                Upgr 9x9KS user lic w/ MPE/iX
A3288A     +             4K                979KS/100 installed in SPU
A3289A     +             4K                979KS/200 installed in SPU
A3290A     +             4K                979KS/300 installed in SPU
A3291A     +             4K                979KS/400 installed in SPU
A3292A     +             4L                HP 9000 K450 Upgrade
A3294A     +             5J                Upgrade base memory to 256MB
A3296A     +             4K                HP VISUALIZE-EG Graphics add o
A3304A     +             5J                2 GB SE SCSI-2 Disk Drive
A3304AR    +             5J                Rmkt 2GB SE SCSI-2 disk drive
A3305A     +             5K                1 GB FWD SCSI-2 Hot Swap Disk
A3306A     +             5K                2 GB FWD SCSI-2 Hot Swap disk
A3307A     +             5J                2.88 MB floppy drive
A3309A     +             5J                32MB Memory Module for E Class
A3309AR    +             5J                Rmkt 32MB memory module for E
A3310A     +             5L                HP 9000 Model T520 Server
A3311A     +             5H                HA Deskside Storage Enclosure

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
A3312A     +             5H                HA Field Rackable Storage Encl
A3312AR    +             5H                Rmkt HA field rackable storage
A3312AZ    +             5H                HA Factory Racked Storage Encl
A3317A     +             5K                2.1GB LP SE High Performance D
A3317AR    +             5K                Rmkt 2.1GB LP SE high performa
A3318A     +             5K                2.1GB FWD High Performance Dis
A3318AR    +             5K                Rmkt 2.1GB FWD high performanc
A3319A     +             5K                4.3GB SE High Performance Disk
A3319AR    +             5K                Rmkt 4.3GB SE high performance
A3320A     +             5K                4.3GB FWD High Performance Dis
A3320AR    +             5K                Rmkt 4.3GB FWD high performanc
A3322A     +             5K                4 GB DDS 2 Drive Module
A3324AR    +             5H                Rmkt 4GB DDS DC standalone DAT
A3325A     +             5K                Hot Pluggable Power Supply Mod
A3326A     +             5K                Hot Pluggable Fan Module
A3328A     +             5K                Single ended terminator
A3330A     +             5H                4 GB DDS DC DAT drive for rack
A3330AR    +             5H                Rmkt 4GB DDS DC DAT drive for
A3330AZ    +             5J                Factory integrated 4 GB DDS DA
A3330AZR   +             5H                Rmkt Factory integrated 4GB DD
A3331A     +             7Q                Model D210 Uniprocessor
A3332A     +             7Q                Model D250/1 SMP Server
A3333A     +             7Q                Model D250/2 SMP Server
A3334A     +             7Q                Model D350/1 SMP Server
A3335A     +             7Q                Model D350/2 SMP Server
A3341A     +             5K                SE to FWD SCSI-2 Upgrade
A3342A     +             5J                Remote Management Interface Ca
A3343A     +             7Q                Model D250/1 SMP Srvr 128 MB
A3344A     +             7Q                Model D350/1 SMP Srvr Base 128
A3345A     +             7Q                D250 2 way CPU board for Distr
A3346A     +             5N                Additional 120 MHz PA7150 CPU
A3347A     +             5L                Model 890 to Model T520 CPU up
A3348A     +             5L                Model T500 to Model T520 CPU u
A3349A     +             5K                1 GB SE SCSI-2 Disk Drive
A3349AR    +             5K                Rmkt 1GB SE SCSI-2 disk drive
A3350A     +             5K                1 Gbyte FWD SCSI-2 Disk Drive
A3350AR    +             5K                Rmkt 1GB FWD SCSI-2 disk drive
A3351A     +             5J                2 GB FWD SCSI-2 Disk Drive
A3351AR    +             5J                Rmkt 2GB FWD SCSI-2 disk drive
A3352A     +             5J                4 GB SE SCSI-2 Disk Drive
A3352AR    +             5J                Rmkt 4GB SE SCSI-2 disk drive
A3353A     +             5J                4 GB FWD SCSI-2 Disk Drive
A3353AR    +             5J                Rmkt 4GB FWD SCSI-2 disk drive
A3354A     +             NA                HP 996 SPU, MPE/iX, ARPA, IMAG
A3355A     +             NA                HP 996 SPU, MPE/iX, ARPA, IMAG
A3356A     +             NA                HP 3000 996 SPU, MPE/iX, ARPA
A3357A     +             5H                7GB 8mm tape drive with data c
A3358A     +             5L                CPU Upgrades for HP 9000 Model
A3360A     +             5L                HP 3000 996/80 Server
A3361A     +             5L                HP 3000 996/100 Server
A3362A     +             5L                HP 3000 996/200 Server
A3363A     +             5L                HP 3000 996/300 Server
A3364A     +             5L                HP 3000 996/400 Server
A3365A     +             5L                HP 3000 996/500 Server
A3366A     +             5L                HP 3000 996/600 Server
A3367A     +             5L                HP 3000 996/700 Server
A3368A     +             5L                HP 3000 996/800 Server
A3377A     +             7P                Processor upgrade to Model Dx1
A3378A     +             7P                Processor upgd to Model Dx50 1
A3379A     +             7P                Processor upgd to Model Dx50 2
A3383A     +             7P                Expansion Upgrade from D2xx to
A3384A     +             5H                Integrate D Class Server into
A3385A     +             5G                CS 992 to CS 996 Model Upgrade
A3386A     +             5A                CS 995 to CS 996 Model Upgrade
A3387A     +             5A                HP 3000 CS 996 processor upgra
A3388A     +             5H                HA Disk Array Model 10 with 4.
A3388AR    +             5H                Rmkt HA disk array Mdl 10 w/4.
A3389AR    +             5H                Rmkt HA disk array Mdl 20 w/4.
A3390A     +             5A                MPE, ARPA, IMAGE, ALLBASE user
A3391A     +             5A                MPE, ARPA, IMAGE/SQL user lice
A3392A     +             5A                MPE/iX, ARPA, ALLBASE/SQL user
A3393A     +             5A                MPE/iX FOS, ARPA Services user
A3396A     +             5K                Add-on 4.2 GB disk drive modul
A3396AR    +             5K                Rmkt Add on 4.2 GB disk drive
A3397A     +             5G                Systems Management Software Bu
A3398A     +             4K                HP VISUALIZE-48XP graphics add
A3400A     +             5K                48 GB DDS 2 DAT Autoloader
A3400AR    +                               Rmkt 48GB DDS 2 DAT autoloader
A3401A     +             5K                Cable for HP HA Storage Soluti
A3402A     +             5K                EISA 100VG AnyLAN Hardware Ada
A3406A     +             4K                Fibre Channel Adapter, Model 2
A3407A     +             5J                32MB ECC Memory Module, D Clas
A3408A     +             5J                128MB ECC Memory Module, D Cla
A3409A     +             4K                SSP EPS20 K410 Base Module
A3410A     +             4K                SSP EPS20 K410 Add on Module
A3411A     +             4K                SSP EPS20 K210 Add on Module
A3412A     +             4L                FDDI Interconnect Package
A3413A     +             4L                Terminal Server MUX
A3414A     +             5L                HP 9000 Model T520 SSP
A3416A     +             5K                Quad Speed 600MB CD-ROM Drive
A3418A     +             4L                Upgrade to a 918RX Server
A3419A     +             4L                Upgrade to a 928LX Server
A3420A     +             4L                Upgrade to a 928RX Server
A3421A     +             4L                Upgrade to a 968LX Server
A3422A     +             4L                Upgrade to a 968RX Server
A3423A     +             4L                Upgrade to a 978LX Server
A3424A     +             4L                Upgrade to a 978RX Server
A3425A     +             4L                Upgrade to a 988LX Server
A3426A     +             4L                Upgrade to a 988RX Server
A3428A     +             7P                Processor upgd to Model Dx60 2
A3429A     +             5A                CS 992/100 to CS 996/100 Model
A3430A     +             5A                CS 992/200 to CS 996/200 Model
A3431A     +             5A                CS 992/300 to CS 996/300 Model
A3432A     +             5A                CS 992/400 to CS 996/400 Model
A3433A     +             5A                CS 995/100 to CS 996/100 Model
A3434A     +             5A                CS 995/200 to CS 996/200 Model
A3435A     +             5A                CS 995/300 to CS 996/300 Model
A3436A     +             5A                CS 995/400 to CS 996/400 Model
A3437A     +             5A                CS 995/500 CS 996/500 Model Up
A3438A     +             5A                CS 995/600 to CS 996/600 Model
A3439A     +             5A                CS 995/700 to CS 996/700 Model
A3440A     +             5A                CS 995/800 996/800 Model Upgra
A3442A     +             5A                Performance Management Softwar
A3443A     +             5A                HP 3000 CS 996/200 upgrade fro
A3444A     +             5A                HP 3000 CS 996/300 upgrade fro
A3445A     +             5A                HP 3000 CS 996/400 upgrade fro
A3446A     +             5A                HP 3000 CS 996/500 upgrade fro
A3447A     +             5A                HP 3000 CS 996/600 upgrade fro
A3448A     +             5A                HP 3000 CS 996/700 upgrade fro
A3449A     +             5A                HP 3000 CS 996/800 upgrade fro
A3450A     +             4K                EPS Integration
A3452A     +             4L                120 MHz PA RISC 7200 CPU with
A3452AN    +             5H                120 MHz 2MB cache CPU Rebate
A3452AR    +             4L                Rmkt 120 MHz PA RISC 7200 CPU
A3453A     +             4K                HP 9000 K220 Server w/128 MB E
A3453AR    +             4K                Rmkt HP 9000 K220 Server w/128
A3454A     +             4K                HP 9000 K420 Server w/128 MB E
A3454AR    +             4K                Rmkt HP9000 K420 server with 1
A3457A     +             4K                969KS/120 Server
A3458A     +             4K                969KS/220 Server
A3459A     +             4K                969KS/320 Server
A3460A     +             4K                969KS/420 Server
A3463A     +             4K                HP 9000 K250 Server w/128 MB E
A3464A     +             4K                HP 9000 K450 Server w/128 MB E
A3465A     +             5M                HP3000 S9x7 to HP9000 Server C
A3466A     +             5M                HP3000 S99x to HP9000 Server C
A3467A     +             4L                HP3000 S9x8 HP9000 Server Conv
A3468A     +             4L                HP3000 9x9KS to HP9000 Server
A3469A     +             4L                HP3000 S9x7 to HP9000 Conversi
A3470A     +             5M                HP3000 S99x to HP9000 Conversi
A3471A     +             4L                HP3000 S9x8 to HP9000 Conversi
A3472A     +             4L                HP 3000 9x9KS to HP9000 Conver
A3473A     +             7Q                Model D270/1 way SMP Server
A3474A     +             7Q                Model D260/2 way SMP Server
A3476A     +             7Q                Model D360/2 SMP Server
A3477A     +             5G                10 M Fiber Optic Cable
A3478A     +             5G                10 meter RS-232 Cable
A3479A     +             7Q                Model D200 Uniprocessor w/128
A3480A     +             7Q                Model D210 Uniprocessor w/128
A3481A     +             7Q                Model D310 Uniprocessor w/128
A3483A     +             5J                256 MB memory board for K clas
A3484A     +             NA                Upgrade to HP 3000 969KS/120
A3485A     +             NA                Upgrade to HP 3000 969KS/220
A3486A     +             NA                Upgrade to HP 3000 969KS/320
A3487A     +             NA                Upgrade to HP 3000 969KS/420
A3488A     +             5E                UPS output power cord - 20A
A3489B     +             4K                HP VISUALIZE K460EG SMP Workst
A3495A     +             5K                100Base-T LAN Adapter
A3498A     +             4L                160 MHz PA RISC 8000 CPU with
A3499A     +             5J                64 MB ECC Memory Module for D
A3502A     +             4K                HP Enterprise Switch, Mod 266
A3502AZ    +             4K                HP Enterprise Switch racked, M
A3515A     +             5K                Deskside Disk Array with AutoR
A3516A     +             5H                Rackmount Disk Array with Auto
A3516AZ    +             5H                Factory Racked Disk Array with

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                        Exhibt A3000

PRODUCT                  WARRANT
NUMBER           COLUMNS CODE    DESCRIPTION

A3517A           +       5J      2GB LP Disk Drive 7200 RPM SE
A3518A           +       5J      HP Disk Array Controller with
A3519A           +       4K      HP VISUALIZE EG graphics card
A3523A           +       4K      HP 9000 SSP EPS21 HA Base Modu
A3524A           +       4K      HP 9000 SSP EPS21 HA Add on Mo
A3525A           +       4K      HP 9000 EPS21 Base Module
A3526A           +       4K      HP 9000 EPS21 Add on Module
A3527A           +       4K      EPS Sys Integration Specificat
A3528A           +       4K      EPS 21 K420 SMP module
A3530A           +       4K      EPS Console Management
A3531A           +       4K      16 meter Fibre Channel cable
A3532A           +       4K      16 meter RS-232 cable
A3533B           +       4K      HP VISUALIZE K460XP SMP Workst
A3534A           +       4K      HP VISUALIZE K260EG SMP Workst
A3538A           +       5J      Redundant power supply
A3543A           +       5J      64 MB ECC Memory Module for K
A3544A           +       5H      HP Advanced DLT Library 4/48
A3545A           +       5H      HP Advanced DLT Library 2/48
A3546A           +       5H      HP Advanced DLT Library 2/28
A3547A           +       5H      HP DLT Library 2/48 to 4/48 Up
A3548A           +       5H      HP DLT Library 28 to 48 Carrie
A3552A           +       4K      Enterprise Switch 4 Port Chann
A3558A           +       7Q      Model D270/2 SMP Server
A3560A           +       7Q      Model D370/1 SMP Server
A3562A           +       7Q      Model D370/2 SMP Server
A3564A           +       5J      256 MB memory board for D clas
A3565A           +       7P      Processor upgrade to Dx70/1 wa
A3583A           +       4K      2 meter Fibre Channel cable
A3584A           +       4K      2 meter RS-232 cable
A3587A           +       4L      FDDI Concentrator for EPS21
A3588A           +       4L      Terminal Server MUX for EPS21
A3590A           +       5K      HP Desktop DLT4000 Tape Drive
A3595A           +       7P      Processor upgrade to Dx70/2 wa
A3618A           +       4L      Upgrade to HP 3000 979KS/100
A3619A           +       4L      Upgrade to HP 3000 979KS/200
A3620A           +       4L      Upgrade to HP 3000 979KS/300
A3621A           +       4L      Upgrade to HP 3000 979KS/400
A3622A           +       4K      HP VISUALIZE-EG graphics upgra
A3623A           +       4K      HP VISUALIZE-48XP graphics upg
A3631A           +       5E      16m RS-232 Console Port Cable
A3632A           +       4K      EPS30 HA Primary Base Module S
A3633A           +       4K      EPS30 HA Secondary Base Module
A3634A           +       4K      EPS30 HA Add On Module SSP
A3650A           +       4K      EPS22 Non HA Primary Base SSP
A3651A           +       4K      EPS22 Non HA Add On SSP
A3652A           +       4K      EPS22 HA Primary Base SSP
A3653A           +       4K      EPS22 HA Secondary Base SSP
A3654A           +       4K      EPS22 HA Add On SSP
A3655A           +       4K      EPS Management Station
A3656A           +       4K      2 Meter Vertical Rack for EPS
A3657A           +       4K      EPS Extension Cabinet SSP
A4010D           +       5K      712/60 15" monitor bundle
A4011A           +       5K      IBM token ring for Model 712
A4011AR          +       5K      Rmkt IBM token ring for Model
A4011B           +       5K      HP Token Ring/9000 for Model 7
A4012AA          +       5K      HP TeleShare, US Version
A4012AJ          +       5K      HP TeleShare, Japanese Version
A4013A           +       5K      Second serial port for Model 7
A4013AR          +       5K      Rmkt Second serial port for Mo
A4014A           +       5K      Second serial port with LAN AU
A4014AR          +       5K      Rmkt 2nd serial port w LAN AUI
A4015A           +       5K      Second serial port w/X.25 link
A4015AR          +       5K      Rmkt 2nd serial port w/X.25 li
A4023AR          +       5K      Rmkt Model 712/60 base CPU
A4023D           +       5K      Model 712/60 Base CPU CLR Chan
A4024D           +       5K      Mdl 712/60 SPU for distributor
A4025A           +       5K      Model 712 high resolution grap
A4027AR          +       5K      Rmkt Model 712/80 base CPU
A4027D           +       5K      Model 712/80 base CPU CLR Chan
A4028D           +       5K      Mdl 712/80 SPU for distributor
A4029A           +       5K      1.4 MB floppy disk drive for B
A4030AR          +       5K      Rmkt PC-AT/Mini DIN connector
A4030B           +       5K      PC-AT/Mini DIN connector wkst
A4030BR          +       5K      Rmkt PC-AT mini DIN connector
A4030D           +       5K      PC-AT/Mini DIN local kit
A4031A           +       4A      HP Fibre Channel/9000 Series 7
A4032AR          +       5J      Rmkt 17" multi sync color moni
A4032C           +       5J      17" Multi Sync Korean Color Mo
A4033AR          +       5K      Rmkt 20" multi sync color moni
A4049A           +       5K      HP Desktop Video
A4050A           +       5H      Upgrades HP9000 Mdl 735 to Mdl
A4051A           +       5H      Upgrades HP9000 Mdl 730 to Mdl
A4052A           +       5H      Upgrades HP9000 Mdl 720 to Mdl
A4053A           +       5K      Mdl 735/125 Base Cfg,125MHz SP
A4053AR          +       5K      Rmkt 735/125 base configuratio
A4065AR          +       5K      Rmkt 260MB internal disk kit f
A4066AR          +       5K      Rmkt 525MB internal disk kit f
A4067AR          +       5K      Rmkt 1GB internal disk kit for
A4068A           +       5K      3.5" Intrnl Flexible Disk Kit,
A4068AR          +       5K      Rmkt 3.5 inch internal flexibl
A4070AR          +       5K      Rmkt Hyper CRX8 graphics adapt
A4070B           +       5K      HCRX-8 accel. graphics card
A4070BR          +       5K      Rmkt HCRX-8 accel. graphics ca
A4071AR          +       5K      Rmkt HCRX24 graphics adapter
A4071B           +       5K      HCRX-24 accel. graphics card
A4071BR          +       5K      Rmkt HCRX-24 accelerator graph
A4072A           +       5K      3D Accelerator for HyperCRX gr
A4072AR          +       5K      Rmkt 3D accelerator for HyperC
A4073A           +       5H      GSC interface card for CRX-48Z
A4074A           +       5K      CRX-48Z graphics, 24/24 bit pl
A4074AR          +       5K      Rmkt CRX-48Z graphics, 24/24 b
A4076A           +       5K      2 GB (native) DDS DAT drive fo
A4077A           +       5K      Add on Color Graphics Card
A4077AR          +       5K      Rmkt Add on Color Graphics Car
A4078A           +       5K      Dual color graphics card
A4078AR          +       5K      Rmkt Dual color graphics card
A4079AR          +       5K      Rmkt HCRX-8Z graphics, 8/8 bit
A4079B           +       5K      HCRX-8Z accel. 3D solids graph
A4079BR          +       5K      Rmkt HCRX-8Z accel. 3D solids
A4080A           +       5K      J200 base system with PA-RISC
A4080AR          +       5K      Rmkt J200 base system w/PA-RIS
A4081A           +       5K      J210 base system
A4081AR          +       5K      Rmkt J210 base system
A4090A           +       5K      715/64 SPU, 32MB Memory
A4090AR          +       5K      Rmkt Model 715/64 SPU, 32MB me
A4091A           +       5K      715/100 SPU, 32MB Memory
A4091AR          +       5K      Rmkt Model 715/100 SPU, 32MB m
A4092A           +       5K      Mdl 725/100 Fast-Wide SPU, 32M
A4092AR          +       5K      Rmkt 725/100 fast wide SPU, 32
A4093A           +       5K      715/80 SPU, 32MB Memory
A4093AR          +       5K      Rmkt 715/80 SPU, 32MB memory
A4100A           +       5K      Mdl 755/125 Base Cfg,125MHz SP
A4100AR          +       5K      Rmkt 755/125 base cfg, 125MHz
A4105A           +       5H      Upgrades HP9000 Mdl 755 to Mdl
A4106A           +       5H      Upgrades HP9000 Mdl 750 to Mdl
A4107A           +       5K      FWD SCSI-2 Controller
A4117AR          +       5K      Rmkt 1GB fast wide SCSI disk d
A4118A           +       5K      2GB Single-Ended SCSI disk dri
A4118AR          +       5K      Rmkt 2GB single ended SCSI dis
A4119A           +       5K      2GB FWD SCSI disk drive
A4119AR          +       5K      Rmkt 2GB fast wide SCSI disk d
A4126D           +       5K      17" hi res monitor for Model 7
A4127D           +       5K      20" hi res monitor for Model 7
A4137A           +       5K      1 GB SE SCSI disk drive upgd k
A4142A           +       5H      Upgrades 715/33 SPU to 715/64
A4143A           +       5H      Upgrades 715/33 SPU to 715/100
A4144A           +       5H      Board upgrade of 715/50 to 715
A4145A           +       5H      Board upgrade of 715/75 to 715
A4146A           +       5H      Board upgrade of 725/50 to 725
A4147A           +       5H      Board upgrade of 725/75 to 725
A4148A           +       5H      Board upgrade of 715/64 to 715
A4149A           +       5H      Board upgrade of 715/80 to 715
A4150A           +       5K      HP Mdl 735CL to Mdl 735/125CL
A4156A           +       5K      Technical System B for Distrib
A4158A           +       5K      HP9000 Mdl C160 - Distributor
A4159A           +       5K      HP VISUALIZE C180-XP - distrib
A4160A           +       5K      HP Model MPS10 Cab. Interconne
A4165A           +       5K      Model B132L System for Distrib
A4166A           +       5K      Technical Systems A for Distri
A4167A           +       5K      EVC(F) to 15-pin(M) adapter ca
A4168A           +       NA      EVC(M) to 15-pin (F) adapter c
A4169A           +       NA      15-pin(F) to 15-pin(F) video a
A4170A           +       5K      HP Mdl 735/125CL Cluster Node
A4171A           +       5K      4X CD ROM drive for B-class sy
A4172A           +       5K      HP Mdl 735/125 Cluster Console
A4173A           +       5K      HP Mdl 755/125 Cluster Console
A4175A           +       5K      17" So. hemisphere monitor for
A4176A           +       5K      20" So. hemisphere monitor for
A4177A           +       5K      2X memory for C, J and B-class
A4178A           +       5K      Add 1.4 megabytes floppy disk
A4179A           +       5K      HCRX-24Z graphics, 24 bit plan
A4180A           +       5K      Add 1.4 MB floppy disk Mdl 715
A4180AR          +       5K      Rmkt Add 1.4MB floppy disk
A4184A           +       5K      Add 1.4 MB floppy disk drive
A4185A           +       5K      Disk mounting tray for Mdl 735
A4190A           +       5K      HP VISUALIZE Mdl B132L w/ EG g
A4191A           +       5K      B160L w/ EG graphics & 2nd lev
A4195A           +       5K      Graphics Object Cache for Free
A4199A           +       5K      Localized power cord
A4200AR          +       5K      Rmkt HP9000 Mdl C110 (PA 7200
A4200D           +       5K      Mdl C110 SPU New CLR
A4201AR          +       5K      Rmkt HP9000 Mdl C100 (PA 7200
A4201D           +       5K      Mdl C100 SPU New CLR
A4202A           +       5H      HP9000 Mdl C100 to C110 CPU Up
A4203D           +       5K      Mdl C110 SPU for Dist New CLR
A4204D           +       5K      Mdl C100 SPU for Distributors
A4207A           +       5K      32MB ECC memory module
A4207AR          +       5K      Rmkt 32MB ECC memory module
A4208A           +       5K      128MB ECC memory module
A4208AR          +       5K      Rmkt 128MB ECC memory module
A4209A           +       5K      Add 64MB memory
A4211A           +       5K      VISUALIZE-48 Accel. Graphics f
A4213A           +       5K      2GB disk drive, SE SCSI-2 for
A4214A           +       5K      2GB disk drive, FWD SCSI-2 for
A4216A           +       5K      4GB DDS2 DAT Drive(8GB with co
A4217A           +       5K      Second monitor port & second L

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                      Exhibit A3000



PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
A4221A     +                5K             Model 712/60 to 712/100 upgrad
A4222A     +                5K             Model 712/80 to 712/100 upgrad
A4223A     +                5K             Video Cable for model 743, 744
A4227A     +                5K             Upgrade Kit 743i/64 to 743i/10
A4229A     +                5K             744 Installation and Documenta
A4231A     +                5K             HP 9000 Mdl C180 (PA 8000 - 18
A4232D     +                5K             HP Developer's Station CLR Cha
A4234A     +                5K             HP VISUALIZE Mdl J280 1 way SP
A4236A     +                5H             Model 712/60 to 712/80 Upgrade
A4241A     +                5K             HP 9000 Mdl C180 SPU for Distr
A4242A     +                5K             VISUALIZE Accel. for HCRX-8, H
A4244A     +                5K             VISUALIZE-48 Accel. 3D Solids
A4244AR    +                5K             Rmkt VISUALIZE 48 accel 3D sol
A4245A     +                5K             Texture map memory for VISUALI
A4246A     +                5K             VISUALIZE-48XP graphics accele
A4247A     +                5K             Texture memory upgrd for VISUA
A4248A     +                5K             Video out (NTSC, PAL, S video)
A4248AR    +                5K             Rmkt Video out (NTSC, PAL, S v
A4253A     +                5K             Freedom S3150 Graphics Accel/w
A4254A     +                5K             Freedom S3250 Graphics Accel w
A4255A     +                5K             Freedom S3400 Graphics Accel w
A4256A     +                5H             Freedom Perf. Upgrade w/1MB Te
A4257A     +                5H             Freedom 4MB Texture Memory Mod
A4258A     +                5H             Freedom 16MB Texture Memory Mo
A4260A     +                4A             HP9000 Model 743i VMEbus Board
A4261A     +                4A             HP9000 Mdl 743rt VMEbus Board
A4262A     +                4A             Model 743 Expansion Kit
A4263A     +                4A             8MB RAM Card for the 743
A4264A     +                4A             16MB RAM Card for the 743
A4265A     +                4A             32MB RAM Card for the 743
A4266A     +                4A             64MB RAM Card for the 743
A4267A     +                4A             8 Plane Graphics Card for 743
A4268A     +                5K             Fast-Wide SCSI Card for 743i a
A4271A     +                4A             743 Installation and Documenta
A4272A     +                5K             Add-on 2GB SE SCSI HDD, no mou
A4273A     +                5K             Add-on 2GB FW disk with mounti
A4273AR    +                5K             Rmkt Add on 2GB disk w/mountin
A4274A     +                5K             Add-on 2GB SE disk with mounti
A4274AR    +                5K             Rmkt Add on 2GB SE disk w/moun
A4275A     +                5K             FW 2GB upgrade for int. SE dis
A4277A     +                5K             100MHz PA-RISC 7200 CPU
A4277AR    +                5K             Rmkt 100MHz PA-RISC 7200 CPU
A4278A     +                5K             120MHz PA-RISC 7200 CPU
A4278AR    +                5K             Rmkt 120MHz PA-RISC 7200 CPU
A4279A     +                5H             J200 to J210 processor upgrade
A4281A     +                5K             2GB (native capacity) DDS1 DAT
A4281AR    +                5K             Rmkt 2GB (native capacity) DDS
A4281D     +                5K             2GB (native capacity) DDS-1 DA
A4282A     +                5K             650MB CD-ROM drive, SCSI-2
A4283A     +                5K             1.4MB floppy disk drive, SCSI-
A4283AR    +                5K             Rmkt 1.4MB floppy disk drive,
A4283D     +                5K             1.4MB floppy disk drive, SCSI-
A4299A     +                5K             1 MB second level cache for B1
A4300A     +                4A             HP Parallel Cable for the 743
A4301A     +                4A             RS232 Cable for the 743
A4302A     +                4A             Audio Cable for the 743
A4303A     +                4A             LAN Cable for the 743
A4304A     +                4A             Graphics Cable for the 743
A4310D     +                5K             Model 748i/64 Industrial Works
A4310D A   +                5K             U.S. - English localization
A4311D     +                5K             Model 748i/100 Industrial Work
A4311D A   +                5K             U.S. - English localization
A4312A     +                5K             748/132 Documentation Kit
A4315A     +                5K             HCRX8/VME graphics mezzanine c
A4316A     +                5K             HCRX24/VME graphics mezzanine
A4322A     +                5K             2GB Single-Ended SCSI-II Disk
A4325AR    +                5K             Rmkt 4X CD-ROM drive for J Cla
A4325D     +                5K             4X CD-ROM drive for J Class sy
A4326A     +                5K             Add 4X CD ROM SCSI 2 drive
A4326AR    +                5K             Rmkt Add 4X CD ROM SCSI 2 driv
A4327A     +                5K             Add 4X CD ROM SCSI 2 drive for
A4328A     +                5K             Add 4X CD ROM SCSI 2 drive for
A4329A     +                5K             4X CD ROM for 748i Systems
A4329D     +                5K             4X CD ROM for 748i Systems (ne
A4330A     +                5K             17" monitor, color multi-sync
A4330B     +                5K             17"/16"V monitor, clr mult-syn
A4330D     +                5K             17"/16V Color Monitor (Quartz)
A4330E     +                5K             17"/16V Color Monitor So. Hem.
A4331A     +                5K             20"/19"V monitor, color multi-
A4331AR    +                5K             20"/19"V monitor, color multi-
A4331B     +                5K             20"/19"V monitor, color multi-
A4331C     +                5K             20"/19"V monitor, clr muti-syn
A4331D     +                5K             20"/19V Color Monitor (Quartz)
A4331E     +                5K             20"/19V Color Monitor So. Hem.
A4331F     +                5K             20"/19V Color Monitor Korean (
A4332A     +                5K             21"/19.9" viewable Color Monit
A4334A     +                5H             Upgrades 715/33 SPU to 715/100
A4335A     +                5H             Upgrades 715/50 SPU to 715/100
A4336A     +                5H             Upgrades 715/75 SPU to 715/100
A4337A     +                5K             Model 715/64 to 715/100XC CPU
A4338A     +                5K             Model 715/80 to 715/100XC CPU
A4339A     +                5K             Model 715/100 to 715/100XC CPU
A4340A     +                5K             HP9000 Model 715/100XC SPU
A4340AR    +                5K             Rmkt HP9000 Model 715/100XC SP
A4345AR    +                5K             Rmkt 712/100 base sys. w/PA-RI
A4345D     +                5K             712/100 base sys. New CLR
A4346D     +                5K             712/100 base sys for distribut
A4350A     +                5K             FWD/SE mass storage upgrade
A4351A     +                5K             2GB fast-wide SCSI disk drive
A4356A     +                5K             4GB F/W SCSI II Disk Drive for
A4356AR    +                5K             Rmkt 4GB F/W SCSI II Disk Driv
A4360A     +                5P             HP Spaceball Adv. 3D Interacti
A4361A     +                5K             Spaceball 3003
A4362A     +                5P             HP Dial Box
A4363A     +                5P             HP Button Box
A4364A     +                5P             HP 12"x 12" Graphics Tablet
A4365A     +                5P             HP 12" x 18" Graphics Tablet
A4366A     +                5P             Cordless Pen (Stylus), 2-Butto
A4367A     +                5P             Cordless Puck (Cursor), 4-Butt
A4368A     +                5P             Corded Pen (Stylus), 2-Button
A4369A     +                5P             Corded Puck (Cursor), 4-Button
A4441A     +                5K             VISUALIZE-8 Accel. 3D Solids G
A4441AR    +                5K             Rmkt VISUALIZE 8 accel 3D soli
A4442A     +                5K             VISUALIZE-24 Accel. 3D Solid G
A4442AR    +                5K             Rmkt VISUALIZE 24 accelerator
A4443A     +                5K             Upgrade HCRX-8Z/24Z to VISUALI
A4450A     +                5K             HP VISUALIZE-EG graphics accel
A4451A     +                5K             Dual VISUALIZE-EG graphics acc
A4452A     +                5K             Add-on VISUALIZE-EG display me
A4460A     +                5K             2GB FWD SCSI disk drive for C
A4460AR    +                5K             Rmkt 2GB FWD SCSI disk drive f
A4461A     +                5K             4GB FWD SCSI disk drive for C
A4461AR    +                5K             Rmkt 4GB FWD SCSI disk drive f
A4462AR    +                5K             Rmkt 2GB (native capacity) DDS
A4462D     +                5K             2-4GB DDS DAT drive for C Clas
A4463AR    +                5K             Rmkt 4X CD ROM drive for C Cla
A4463D     +                5K             4X CD ROM drive for C Class Ne
A4464AR    +                5K             Rmkt 1.4MB floppy drive for C
A4464D     +                5K             1.4MB floppy drive for C Class
A4465A     +                5K             Add 4GB DDS2 DAT drive (8GB w/
A4466A     +                5K             Add 4GB DDS 2 DAT drive (8GB w
A4466D     +                5K             Add 4GB DDS2 DAT drive (8GB wi
A4467A     +                5K             Add 4GB DDS2 DAT Drive (8GB w/
A4467D     +                5K             Add 4GB DDS2 DAT Drive (8GB w/
A4476A     +                5H             Upgrades from J200 to J210XC
A4478A     +                5H             2nd CPU for J210XC
A4479A     +                5H             Upgrade from J210 to J210XC
A4481A     +                5K             J210XC base system
A4500A     +                5K             Mdl 744/132L Single Board Comp
A4501A     +                5K             16MB RAM ECC memory module
A4502A     +                5K             32MB ECC memory module
A4503A     +                5K             64MB ECC memory module
A4510A     +                5K             Model 748/132L Industrial Work
A4520A     +                4A             HP9000 Mdl 744rt/132L VME Boar
A4521A     +                5K             HP VISUALIZE Model C160L w/ EG
A4522A     +                5K             HP VISUALIZE Model C160 SPU (P
A4523A     +                5K             HP VISUALIZE C180-XP workstati
A4529A     +                5H             C110 to C160U upgrade
A4530A     +                5H             Model C100 to C160 Upgrade
A4531A     +                5H             Model C100 to C180 Upgrade
A4532A     +                5H             Model C110 to C180 Upgrade
A4580A     +                5H             J210 and J210XC to J280 Upgrad
AADDESTCABA+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABD+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABF+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABJ+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABP+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABZ+                5K             Ext. SCSI Cartridge tape drive
AADDSFLPABD+                2D             1.2 MB 5 1/4" floppy disk drive
AADDSFLPABZ+                2D             1.2 MB 5 1/4" floppy disk drive
B1003C     +                3C             HP LAN manager/X for S300/400
B1011C     +                3C             HP LAN Manager/X License for H
B1020A     +                3C             NCS/NIDL for Series 300 or 400
B1022A     +                3C             NCS/NIDL for Series 800/600.
B1029B     +                3C             Network Services License for S
B1029CA    +                3C             VT3K for HP 9000 Servers Syste
B1033A     +                3C             HP FTAM License for S800
B1037B     +                3C             HP9000 SNMP Extensible Agent L
B1038A     +                3C             OV SNMP Extensible Agent Sun S
B1161A     +                3C             User's Documentation for X11.
B1162A     +                3C             Programmer's Documentation for
B1168A     +                3C             X Window System, version 11
B1174A     +                3C             Series 300/400/700/800 HP VUE
B1183B     +                3C             UIM/X 2.9 Motif Builder Licens
B1184B     +                3C             UIM/X 2.9 S800 9.x Media & Man
B1184BJ    +                3C             Jpn UIM/X 2.9 S800 9.x Media &
B1186B     +                3C             UIM/X 2.9 S700 9.x Media & Man
B1186BJ    +                3C             Jpn UIM/X 2.9 S700 9.x Media &
B1187B     +                3C             UIM/X 2.9 S800 Library Source
B1189B     +                3C             UIM/X 2.9 S700 Library Source
B1191A     +                3C             User Environment Developer's K
B1192A     +                3C             UEDK License-to-use HP-UX 8.0
B1194BA    +                3C             MPower Client V2.0 media & doc

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B1194BD    +                3C             MPower Client V2.0 Media & Doc
B1194BE    +                3C             MPower Client V2.0 Media & Doc
B1194BF    +                3C             MPower Client V2.0 Media & Doc
B1194BJ    +                3C             MPower Client V2.0 Media & Doc
B1194BZ    +                3C             MPower Client V2.0 Media & Doc
B1195BA    +                3C             MPower Server V2.0 media & doc
B1195BD    +                3C             MPower Server V2.0 Media & Doc
B1195BE    +                3C             MPower Server V2.0 Media & Doc
B1195BF    +                3C             MPower Server V2.0 Media & Doc
B1195BJ    +                3C             MPower Server V2.0 Media & Doc
B1195BZ    +                3C             MPower Server V2.0 Media & Doc
B1197BB    +                3C             MPower Client V2.0 License-To-
B1198BB    +                3C             MPower Server V2.0 License-To-
B1237C     +                3C             Honeywell TDC3000 link to HP90
B1276A     +                3C             License, HP-ABAL development v
B1277A     +                3C             HP-ABAL runtime version, licen
B1367B     +                3C             HP Eloquence Runtime Environme
B1368B     +                3C             HP Eloquence Develop. Environm
B1390A     +                NA             HP Shared 3D Viewer License Pr
B1391A     +                3C             Material for HP shared 3D view
B1418A     +                3C             LTU HP Branch Validator for Ax
B1444A     +                3C             SoftKey Editor
B1502A     +                NA             HP 9000 Visual Editor
B1507AA    +                3C             HP-UX BLS 9.08 License for HP
B1508AK    +                3C             HP-UX BLS 9.08 N/W Products Me
B1509AK    +                3C             HP-UX BLS 9.08 Recovery media
B1510AK    +                3C             HP-UX BLS 9.08 Manual
B1511AA    +                5B             HP STDL/UX Development License
B1512AA    +                5B             HP STDL/UX Runtime License for
B1513AJ    +                5B             HP STDL/UX Development Media a
B1514AJ    +                5B             HP STDL/UX Runtime Media and M
B1515AA    +                3C             S700 ASE license & media for H
B1517AB    +                3C             S700/S800 HP Visual Editor 3.0
B1518AA    +                3C             S700 HP Visual Editor 3.0 Medi
B1518BA    +                3C             S700 HP Visual Editor 3.0 Medi
B1519AA    +                3C             S800 HP Visual Editor 3.0 Medi
B1519BA    +                3C             S800 HP Visual Editor 3.0 Medi
B1520AA    +                3C             S800 ASE license & media for H
B1521AB    +                3C             MAE 2.0 Plus for HP-UX license
B1521BB    +                3C             Nihongo MAE 2.0 plus for HP-UX
B1522AJ    +                3C             MAE 2.0 Plus for HP-UX Media/S
B1522BJ    +                3C             Nihongo MAE 2.0 plus for HP-UX
B1522BJ    +                3C             HP-UX version 10.20
B1523AJ    +                3C             MAE 2.0 Plus for HP-UX Manual
B1523BJ    +                3C             Nihongo MAE 2.0 plus for HP-UX
B1524BB    +                3C             Nihongo MAE 2.0 for Solaris Li
B1525BJ    +                3C             Nihongo MAE 2.0 for Solaris Me
B1526BJ    +                3C             Nihongo MAE 2.0 for Solaris Ma
B1527AJ    +                3C             LTU & Media Upgrade to Nihongo
B1528AJ    +                3C             LTU&Media Upgrade to Nihongo M
B1592AA    +                3C             Praesidium App Security Server
B1618A     +                3C             Client Licensing for HP OpenMa
B1671C     +                NA             HP LaserROM/UX 9.x Retrieval S
B1681A     +                3C             S800 Radiosity/RayTracing Medi
B1681L     +                3C             LTU Series 800 Radiosity/Ray-T
B1685L     +                3C             License-to-use HP PHIGS Runtim
B1690A     +                3C             HP-UX C/ANSI C compiler revisi
B1718A     +                3C             Resource Sharing/iX
B1732B     +                3C             TaskBroker media & documentati
B1732C     +                3C             TaskBroker media and documenta
B1740L     +                3C             License to use TaskBroker for
B1741L     +                3C             License to use TaskBroker for
B1742L     +                3C             TaskBroker site license to use
B1743A     +                3C             Media and manuals for Task Bro
B1764B     +                NA             HP RXForecast S/W
B1764C     +                3C             HP RXForecast Software
B1766C     +                3C             LaserRX/UX Analyzer S/W for HP
B1769A     +                NA             HP3000 Account Management CBT
B1770A     +                NA             Store Restore Backup MPE/iX CB
B1771A     +                NA             Startup, Recovery MPE/iX CBT L
B1776A     +                NA             HP SPT/XL Collector for MPE XL
B1777A     +                NA             Software Performance Tool, iX
B1787B     +                NA             HP GlancePlus MPE/iX systems
B1796A     +                NA             General Measurements Video Med
B1797A     +                NA             Message Handling Self Paced Vi
B1798A     +                NA             Native Mode Spooler MPE/iX CBT
B1799A     +                NA             Intro for New Users UNIX CBT L
B1800A     +                NA             Managing Users UNIX CBT Licens
B1801A     +                NA             Transferring Files UNIX CBT Li
B1808A     +                NA             Nonsystem Volumes MPE/iX CBT L
B1809A     +                NA             Managing Disk Space MPE/iX CBT
B1821A     +                3C             HP FM General Ledger
B1822A     +                3C             HP FM Accounts Payable
B1823A     +                3C             HP FM Accounts Receivable
B1824A     +                3C             HP Financial Management Core
B1825A     +                3C             HP Financial Management
B1826A     +                3C             HP FM General Ledger Migration
B1827A     +                3C             HP FM Accounts Payable Migrati
B1828A     +                3C             HP FM Accts Receivable Migrati
B1861A     +                3C             HP-UX Run-Time Environment, 2-
B1862A     +                3C             HP-UX Run-Time Environment, 32
B1863A     +                3C             HP-UX C/ANSI C Developer's Bun
B1864A     +                3C             HP-UX documentation set.
B1864B     +                3C             Series 300/400 HP-UX 9.0 Docum
B1865A     +                3C             HP-UX Developer's Toolkit
B1901AA    +                3C             OpenSpool Print Manager Licens
B1902AA    +                3C             HP OV OpenSpool Node License t
B1903AA    +                3C             HP OV OpenSpool PC Node Licens
B1904AA    +                3C             OpenSpool Media for Series 700
B1904BA    +                3C             HP OV OpenSpool 10.x Media for
B1905AA    +                3C             OpenSpool Media for Series 800
B1905BA    +                3C             HP OV OpenSpool 10.x Media for
B1906AA    +                3C             HP OpenView OpenSpool manual i
B1906AJ    +                3C             HP OpenView OpenSpool manual i
B1940A     +                3C             HP Easytime/XL sys mgmt progra
B1951AA    +                3C             HP OV OmniBack II License (Bac
B1952AA    +                3C             HP OV OB II Advanced Backup Ma
B1953AA    +                3C             HP OpenView OmniBack II f. NT
B1954AA    +                3C             HP OpenView OmniBack II Licens
B1955AA    +                3C             HP OpenView OmniBack II media
B1955BA    +                3C             OmniBack II 10.0 Media for S70
B1955CA    +                3C             HP OV OmniBack II Media for Wo
B1956AA    +                3C             HP OpenView OmniBack II media
B1956BA    +                3C             OmniBack II 10.0 Media for S80
B1956CA    +                3C             HP OV OmniBack II Media for Se
B1957AA    +                3C             HP OpenView OmniBack II manual
B1957AJ    +                3C             HP OpenView OmniBack II manual
B1958AA    +                3C             HP OV OmniBack II for Workgrou
B1959AA    +                3C             OB II for Workgroups media/doc
B1962AA    +                3C             HP OpenView OperationsCenter L
B1963AA    +                3C             HP OV OperationsCenter Server
B1964AA    +                3C             OV OperationsCenter Workstatio
B1967BA    +                3C             OV OperationsCenter DAT/DDS me
B1967CA    +                3C             HP OV OperationsCenter DAT/DDS
B1968BA    +                3C             HP OV OperationsCenter Media
B1968CA    +                3C             OpC DAT/DDS media for HP9000 s
B1969BA    +                3C             Manuals for OperationsCenter
B1969BJ    +                3C             Manual Set for OperationsCente
B1969CA    +                3C             HP OV OpC English Manuals
B1974BA    +                3C             HP OpenView OmniStorage Manage
B1975BA    +                3C             HP OmniStorage Agent License
B1977BA    +                3C             OmniStorage Media for HP9000 w
B1978BA    +                3C             HP OmniStorage Media for HP 90
B1978CA    +                3C             HP OV OmniStorage Media for HP
B1979BA    +                3C             HP OmniStorage Manuals
B1979CA    +                3C             HP OpenView OmniStorage Manual
B1979CJ    +                3C             HP OpenView OmniStorage manual
B1980AA    +                3C             AdminCenter Management Station
B1981AA    +                3C             AdminCenter Managed Element Li
B1982AA    +                3C             HP AdminCenter License to Use
B1983AA    +                3C             HP AdminCenter License to Use
B1986AA    +                3C             HP AdminCenter Media for PC Ne
B1987AA    +                3C             HP AdminCenter Media for Serie
B1987BA    +                NA             HP OpenView AdminCenter media
B1988AA    +                3C             HP AdminCenter Media for Serie
B1988BA    +                NA             HP OpenView AdminCenter Media
B1989AA    +                3C             HP OpenView AdminCenter manual


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                   Exhibit A3000


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B1990AA    +                3C             Software Distributor Controlle
B1991AA    +                3C             HP OpenView Software Distribut
B1992AA    +                3C             Software Distributor Controlle
B1993AA    +                3C             HP OV Software Distributor Age
B1996AA    +                3C             Software Distributor Media
B1996BA    +                NA             SoftwareDistributor Media for
B1997AA    +                3C             Software Distributor Media for
B1998AA    +                3C             Software Distributor Media (PC
B1999AA    +                3C             Software Distributor Manuals
B1999AJ    +                3C             Manuals - Japanese
B2016BZ    +                3C             OpenMail mailbox license for 5
B2020BZ    +                3C             OpenMail client license for 50
B2026BZ    +                3C             HP OpenTime license for 50 use
B2037A     +                3C             Localized vers of HP Materials
B2038A     +                3C             HP Materials Mgmt entry model,
B2039A     +                3C             Localized vers of HP Product M
B2043A     +                3C             HP Online Material Require. Pl
B2081A     +                3C             Arabic bitmap LaserJet font ca
B2130A     +                3C             HP MM II for MPE XL
B2131A     +                3C             HP MM II Core for MPE XL
B2132A     +                NA             HP MRP Action Manager for NewW
B2156C     +                3C             HP PowerShade license for HP S
B2157A     +                3C             Image Developer's LTU & Media
B2203A     +                3C             Japanese Starbase Simplex font
B2206A     +                3C             Korean NLIO license for S800
B2210A     +                3C             T-Chinese NLIO license for S80
B2211A     +                3C             T-Chinese Starbase Simplex fon
B2213A     +                3C             S-Chinese NLIO license for S70
B2214A     +                3C             S-Chinese NLIO license for S80
B2219AB    +                3C             FormDirector 1.1 Developer's E
B2227A     +                3C             Japanese HP-UX 9.0 media for S
B2234AB    +                3C             FormDirector 1.1 Printing Env
B2235AJ    +                3C             Jpn FormDirector 1.1 Dev Env M
B2236AJ    +                3C             Jpn FormDirector 1.1 Dev Env M
B2237AJ    +                3C             Jpn FormDirector 1.1 Prt Env M
B2238AJ    +                3C             Jpn FormDirector 1.1 Prt Env M
B2305L     +                3C             HP SharedX License-to-Use Vers
B2306A     +                3C             HP SharedX Med.&Man. for S300/
B2307A     +                3C             HP SharedX media & manuals S70
B2325AB    +                3C             ALLBASE Query - Japanese Local
B2326AB    +                3C             ALLBASE QUERY - Japanese Local
B2327A     +                3C             ALLBASE Query for S/700
B2332A     +                3C             ALLBASE/4GL Dvlpr for Series 4
B2333A     +                3C             ALLBASE/4GL Runtime Ver for Se
B2342A     +                3C             ALLBASE/4GL Dvlpr Ver for Seri
B2343A     +                3C             ALLBASE/4GL Runtime for Series
B2352A     +                3C             License to use HP-UX Run-Time,
B2353A     +                3C             License to use HP-UX Run-Time,
B2354A     +                3C             C/ANSI C Developer's Bundle Li
B2355B     +                3C             Series 700 HP-UX 9.0 Manuals
B2355CJ    +                3C             HP-UX 10.0 Japanese Doc/Manual
B2355DA    +                3C             HP-UX 10.10 English Manual
B2355DD    +                3C             German Manual for HP-UX 10.10
B2355DF    +                3C             French Manual for HP-UX 10.10
B2355DJ    +                3C             Japanese Manual for HP-UX 10.1
B2355EA    +                3C             HP-UX 10.20 English Manual
B2355ED    +                3C             German Manual for HP-UX 10.20
B2355EJ    +                3C             Japanese Manual for HP-UX 10.2
B2356A     +                3C             HP-UX Developer's Toolkit Lice
B2357A     +                3C             HP-UX General Programming Tool
B2363A     +                3C             LTU HP PHIGS 2.1 Development
B2363B     +                3C             LTU HP PHIGS 2.11 Development
B2363C     +                3C             HP PHIGS 2.2
B2363E     +                3C             HP Phigs 3.0 Develop. Librarie
B2364A     +                3C             LTU HP PHIGS 2.1 runtime
B2364B     +                3C             LTU HP PHIGS 2.1 runtime.
B2364C     +                3C             HP PHIGS 2.2 Runtime
B2364E     +                3C             HP Phigs 3.0 Runtime Libraries
B2371A     +                3C             HP-UX C/ANSI C compiler revisi
B2372A     +                3C             HP-UX FORTRAN 77 compiler revi
B2373A     +                3C             HP-UX Pascal compiler revision
B2374A     +                3C             Starbase Graphics
B2378A     +                3C             HP-UX 8.0 CD ROM media.
B2378B     +                3C             Series 300/400 HP-UX 9.0 CD-RO
B2379A     +                3C             HP-UX General Programming Tool
B2386A     +                3C             Jpn HP-UX Run-Time Environment
B2387A     +                3C             2-user Japanese HP-UX LTU
B2387B     +                3C             Japanese HP-UX LTU/media, 2 Us
B2388A     +                3C             Kor HP-UX Run-Time Environment
B2389A     +                3C             T. Ch HP-UX Run-Time Environme
B2390A     +                3C             Ch HP-UX Run-Time Environment,
B2391A     +                3C             German HP-UX Run-Time Environm
B2392A     +                3C             French HP-UX Run-Time Environm
B2395A     +                3C             2-user Korean HP-UX LTU
B2396A     +                3C             German HP-UX LTU/Media, 2-user
B2397A     +                3C             2-user French HP-UX LTU
B2400A     +                3C             C++, License-to-Use, Series 40
B2401A     +                3C             C++, Media and Doc, Series 300
B2402A     +                3C             C++ license-to-use Series 700
B2403A     +                3C             C++ media and manuals Series 7
B2404A     +                3C             C++ License-to-use for Series
B2405A     +                3C             C++ Media & Documentation for
B2408A     +                3C             License to use Fortran 77
B2409B     +                3C             HP-UX FORTRAN license for the
B2412A     +                3C             HP C/ANSI C/UX license for Ser
B2413A     +                3C             License to use C/ANSI C
B2414A     +                3C             License to use Pascal Series 7
B2415A     +                3C             HP Pascal/UX license for Serie
B2430BA    +                3C             HP Micro Focus Developer Suite
B2430BB    +                3C             HP Micro Focus COBOL Developer
B2432BA    +                3C             HP Micro Focus COBOL Run Time
B2432BB    +                3C             HP Micro Focus COBOL Run Time
B2433BA    +                3C             HP Micro Focus Developer Suite
B2433BB    +                3C             HP Micro Focus Developer Suite
B2435BA    +                3C             HP Micro Focus COBOL Run Time
B2435BB    +                3C             HP Micro Focus COBOL Run Time
B2470BA    +                3C             Odapter/OpenODB Dev Bundle Lic
B2487A     +                3C             Japan HP-UX LTU/Media, 8-user
B2487B     +                3C             8-user Japanese HP-UX LTU
B2491A     +                3C             MirrorDisk/UX license to use
B2494B     +                3C             HP ALLBASE/Replicate V.G.0. fo
B2541A     +                3C             Multilingual Term. Upgrd Kit 7
B2549A     +                3C             Dialog Mgr Windows 3.1, dev to
B2553A     +                3C             Dialog Mgr OSF/Motif dev tool,
B2556A     +                3C             Dialog Mgr Windows 3.1, exec l
B2558A     +                3C             Dialog Mgr OSF/Motif Exec Libr
B2560A     +                3C             Dialog Mgr AlphaWindows Exec L
B2571A     +                3C             Icon using User Interface, Lic
B2575A     +                3C             Dialog Mgr Netw.Stub for S800/
B2579A     +                3C             HP OpenMac 1 user kit, license
B2583AA    +                3C             Windows Client Server upgrade
B2590A     +                3C             Symbols for ME10 for Windows,
B2591A     +                3C             Material for B2590A, license
B2594A     +                3C             HP PE/ME Icon Gen for HP PE/ME
B2596A     +                3C             Mechanical Fastenings, license
B2597A     +                3C             Rolling Bearings, license
B2598A     +                3C             ME Symbols, license
B2599A     +                3C             Media and documentation HP DIN
B2606CB    +                3C             SoftBench SDK LTU, HP Wkstns,
B2617CB    +                3C             C++ SoftBench LTU, HP Wkstns,
B2661A     +                NA             HP GlancePlus/UX, S300 running
B2674A     +                3C             NCS/NIDL For The Series 700
B2679A     +                3C             Passwd Etc for Series 300/400
B2680A     +                3C             Passwd Etc for Series 800 HP-U
B2681A     +                3C             Passwd Etc for Series 700 HP-U
B2690A     +                3C             SoftBench Link/1000 Enc. Licen
B2692A     +                3C             SoftBench Link/1000 for HP-UX
B2693A     +                3C             SoftBench Link/1000 for HP-UX
B2695A     +                3C             Graphics and Forms Term. Emula
B2696A     +                3C             Terminal Emulator for HP-UX S3
B2697A     +                3C             Terminal Emulator for HP-UX S7
B2698A     +                3C             Terminal Emulator for HP-UX S8
B2757AA    +                3C             HP OpC-SAP R/3 Integration, li
B2758AA    +                3C             SW and Media for HP OpC-SAP R/
B2770A     +                2C             RTAP/Plus Software HP 9000 S30
B2771A     +                2C             RTAP/Plus Software HP9000 Seri
B2774A     +                2C             RTAP/Plus Software for Sun SPA
B2775A     +                2C             RTAP/Plus Software for IBM RS/
B2777A     +                2C             RTAP/Plus software for Digital
B2803A     +                NA             Command Files and UDCs MPE CBT

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                      Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B2804A     +                NA             GlancePlus for Sun SPARC syste
B2809A     +                NA             Managing File System UNIX CBT
B2814A     +                3C             Japanese System Admin. Documen
B2814B     +                3C             Japanese Series 400/300 HP-UX
B2815B     +                3C             Japanese S700 HP-UX 9.0 Manual
B2816A     +                3C             Traditional Chinese LTU/Media,
B2826B     +                3C             HP-UX 9.0 CD-ROM media
B2826C     +                3C             HP-UX 9.05 PCO on CD-ROM Media
B2828A     +                3C             HP SharedX Media and Manuals
B2895A     +                3C             DMX For HP-UX 8.0/9.0 Series 7
B2896A     +                3C             DMX For HP-UX Series 400
B2897A     +                3C             HP ADVISE for HP-UX S400 Works
B2898A     +                3C             HP ADVISE for HP-UX S700 Works
B2900A     +                3C             LTU PowerShade for HP X termin
B2903A     +                3C             HP DCE license core & tools 5
B2904AB    +                3C             HP Fibre Channel/9000 S700 Use
B2910AR    +                3C             Rmkt instant ignition for HP-U
B2912AR    +                3C             Rmkt German instant ignition f
B2914AA    +                3C             OODCE C++ Class Library licens
B2915AA    +                3C             DCE/9000 Libraries, Media US O
B2918AA    +                3C             DCE NFS-DFS Secure Gateway lic
B2919AA    +                3C             DCE DFS Server license
B2920A     +                3C             DCE Core Services, Media and M
B2921A     +                3C             DCE/9000 Core Services Media a
B2922BA    +                3C             DCE Application Dev Toolset Me
B2923A     +                3C             DCE client license
B2924A     +                3C             DCE Cell Directory Server (CDS
B2925A     +                3C             DCE Security Server license
B2926A     +                3C             DCE/9000 Application Dev. Tool
B2927A     +                3C             DCE Manual Set in Hard Copy
B2927AJ    +                3C             OSF DCE Japanese Manuals
B2930A     +                3C             HP ARTCore Dev. License For HP
B2931A     +                3C             HP ARTCore Runtime License For
B2953A     +                NA             HP GlancePlus Pak for MPE/iX s
B2954A     +                NA             HP GlancePlus Pak for MPE V Sy
B2955A     +                NA             Shell Prog Fundamentals UNIX C
B2962A     +                3C             ALLBASE/4GL Developer Version
B2963A     +                3C             ALLBASE/4GL Runtime Version fo
B2964A     +                3C             ALLBASE/SQL/4GL/QUERY Bundle f
B3108A     +                3C             HP-UX 9.04 Operating System me
B3108C     +                3C             HP-UX 9.04 OS software on CD-R
B3108D     +                3C             HP-UX 9.04 Minimal Operating S
B3108L     +                3C             HP-UX 9.04 User Licenses for S
B3108M     +                3C             HP-UX 9.04 Series 800 Manuals
B3133A     +                3C             HP-UX 9.04 S800 Korean documen
B3134A     +                3C             HP-UX 9.04 S800 T-Chinese docu
B3135A     +                3C             HP-UX 9.04 S800 Japanese manua
B3136A     +                3C             HP-UX 9.04 S800 S-Chinese docu
B3142A     +                3C             HP ALLBASE/SQL Run-Time for S8
B3143A     +                3C             HP ALLBASE/SQL Development for
B3146A     +                3C             HP ALLBASE/SQL Run-Time for S7
B3147A     +                3C             HP ALLBASE/SQL Development for
B3148A     +                3C             ALLBASE/QUERY for S800/600
B3149A     +                3C             32-User Japanese HP-UX LTU
B3150A     +                3C             LTU HP-UX 32-user upgrade for
B3151A     +                3C             ALLBASE/QUERY for S300/400
B3170A     +                NA             HP GlancePlus Pak/UX for S/300
B3175A     +                3C             HP Security Monitor/iX LTU
B3176A     +                3C             HP PEX 5.1 3D Develop. Environ
B3176B     +                3C             HP PEX Client/Server Dev. Lib.
B3177A     +                3C             HP PEX 5.1 Run-Time Libraries
B3177B     +                3C             HP PEX Client/Server RT Lib. l
B3179BA    +                3C             Odapter/OpenODB Evaluator's Bu
B3187A     +                3C             DCE CDS Server license for the
B3188A     +                3C             DCE Security Server license fo
B3189A     +                3C             DCE/9000 Executive client lice
B3190A     +                3C             DCE Core Services media & manu
B3191A     +                3C             DCE Core Services media/manual
B3192A     +                3C             DCE Development Toolbox user l
B3193A     +                3C             DCE/9000 Development Toolbox m
B3231AA    +                3C             RTW Environment V1.2 Client li
B3232AA    +                3C             RTW v1.2 end user manuals
B3232AD    +                3C             RTW end user manuals - German
B3232AE    +                3C             RTW end user manuals - Spanish
B3232AF    +                3C             RTW end user manuals - French
B3232AZ    +                3C             RTW end user manuals - Italian
B3233AA    +                3C             RTW v1.2 S700 Client media
B3233AD    +                3C             RTW V1.3 Client media S700 - G
B3233AE    +                3C             RTW V1.3 Client media S700 - S
B3233AF    +                3C             RTW V1.3 Client media S700 - F
B3233AZ    +                3C             RTW V1.3 Client media S700 - I
B3234AA    +                3C             RTW DBK V1.x Server license to
B3235AA    +                3C             RTW V1.x system config manuals
B3236AA    +                3C             RTW DBK V1.x Server Media S700
B3236AD    +                3C             RTW V1.3 Server media S700 - G
B3236AE    +                3C             RTW V1.3 Server media S700 - S
B3236AF    +                3C             RTW V1.3 Server media S700 - F
B3236AZ    +                3C             RTW V1.3 Server media S700 - I
B3237AA    +                3C             RTW Integration Toolkit v1.2 l
B3238AA    +                3C             RTW DBK Technical Ref. manuals
B3239AA    +                3C             RTW Integration Toolkit Media
B3240AA    +                3C             SharedPrint/UX License To Use
B3241AA    +                3C             SharedPrint/UX Media Kit
B3242AA    +                3C             SharedPrint/UX Administrator's
B3243AA    +                3C             SharedPrint/UX PostScript lice
B3244AA    +                3C             SharedPrint w/ PS Interpreter
B3248AA    +                3C             HP Wabi 2.0 Series 700 media
B3248CA    +                3C             HP WABI 2.2 Media for Workstat
B3248DA    +                3C             HP WABI 2.2 Media for HP Works
B3249AB    +                3C             HP Wabi 2.0 license-to-use, pe
B3249CB    +                3C             HP WABI 2.X License-To-Use, pe
B3249DB    +                3C             HP WABI 2.X license-to-use, pe
B3250AA    +                3C             HP Wabi 2.0 Series 700 doc/man
B3250CA    +                3C             HP Wabi 2.X manuals & document
B3250DA    +                3C             HP WABI 2.2 Manuals & document
B3385A     +                3C             S800 MPower multimedia server
B3386A     +                3C             S800 HP MPower server manuals
B3387BB    +                3C             MPower Client V2.0 license to
B3388BB    +                3C             MPower Server V2.0 License-To-
B3389BB    +                3C             Incremental Modem Line license
B3392AA    +                3C             HP-UX Developer's Toolkit lice
B3393AA    +                3C             HP-UX Developer's Toolkit medi
B3394AA    +                3C             HP-UX Developer's Toolkit S800
B3395AA    +                3C             HP-UX Developer's Toolkit S800
B3411A     +                3C             onGO Office Client pack, manua
B3414A     +                3C             onGO DMS Server for Sybase, li
B3415A     +                3C             onGO Office Client Pack, manua
B3420A     +                3C             Hirschmann Starcoupler Mgmt. m
B3420AA    +                3C             Hirschmann Starcoupler manager
B3427AA    +                3C             Multilingual Kit, manual
B3428AA    +                3C             Multiling.Font Support HP5000/
B3457A     +                3C             HP-UX 9.0 manuals - partly Fre
B3458A     +                3C             HP-UX 9.0 manuals - partly Ger
B3472AA    +                3C             HP Programmer's Toolset Media
B3473AB    +                3C             Programmer's Toolset License-t
B3476AA    +                3C             HP Programmer's Toolset Manual
B3477AA    +                3C             Programmer's Toolset Media Ser
B3478AB    +                3C             Programmer's Toolset License-t
B3479AA    +                3C             Programmer's Toolset Manuals S
B3480B     +                3C             HP ALLBASE/Replicate V.G.0. LT
B3492AA    +                3C             ALLBASE/SQL/QUERY bundle for S
B3494AA    +                3C             Encina/9000 Server license-to-
B3495AA    +                3C             Encina/9000 Monitor license-to
B3496AA    +                3C             Encina/9000 Client license-to-
B3498AA    +                3C             Encina/9000 PPC Executive lice
B3499AA    +                3C             Encina/9000 Client & Server me
B3501AA    +                3C             Encina/9000 Monitor media & ma
B3502AA    +                3C             Encina/9000 PPC Executive medi
B3515AA    +                NA             HP Perf. Collection S/W for Su
B3516AA    +                NA             HP Perf.Collection SunOS Media
B3519AA    +                3C             DCE Int'l QuickStart Bundle wi
B3524A     +                3C             IMAGE/SQL for 917 to 947 & 918
B3525A     +                3C             IMAGE/SQL LTU for all systems
B3528AA    +                3C             HP-UX 9.01 media
B3528AB    +                3C             HP-UX 9.03 DDS (DAT) media

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B3528AC    +                3C             HP-UX LTU 9.05 on CD-ROM
B3560CB    +                3C             C SB License, HP Wkstns, 10.X,
B3577BA    +                3C             UIM/X 2.9 Media & Manuals Sola
B3577BJ    +                3C             UIM/X 2.9 Jpn Media & Manuals
B3579BA    +                3C             UIM/X 2.9 Library Source Licen
B3596CB    +                3C             C SB Upgrade LTU, HP-UX Wkstn
B3597CB    +                3C             C++ SB Upgrade LTU, HP-UX Wkst
B3598CB    +                3C             C SB Upgrade LTU, Solaris
B3599CB    +                3C             C++ SB Upgrade LTU, Solaris
B3600A     +                3C             HP Open DeskManager - four mai
B3600AD    +                3C             HP Open DeskManager, 4-users (
B3600AE    +                3C             HP Open DeskManager, 4-users (
B3600AF    +                3C             HP Open DeskManager, 4-users (
B3600AG    +                3C             HP Open DeskManager, 4-users (
B3600AH    +                3C             HP Open DeskManager, 4-users (
B3600AS    +                3C             HP Open DeskManager, 4-users (
B3600AX    +                3C             HP Open DeskManager, 4-users (
B3600AY    +                3C             HP Open DeskManager, 4-users (
B3600AZ    +                3C             HP Open DeskManager, 4-users (
B3601A     +                3C             HP Open DeskManager - Four mai
B3601AD    +                3C             HP Open DeskManager 4-user (Ge
B3601AE    +                3C             HP Open DeskManager 4-user (Sp
B3601AF    +                3C             HP Open DeskManager 4-user (Fr
B3601AG    +                3C             HP Open DeskManager 4-user (No
B3601AH    +                3C             HP Open DeskManager 4-user (Du
B3601AS    +                3C             HP Open DeskManager 4-user (Sw
B3601AX    +                3C             HP Open DeskManager 4-user (Fi
B3601AY    +                3C             HP Open DeskManager 4-user (Da
B3601AZ    +                3C             HP Open DeskManager 4-user (It
B3604A     +                3C             HP Open DeskManager
B3604AD    +                3C             HP Open DeskManager German Ver
B3604AE    +                3C             HP Open DeskManager. Spanish v
B3604AF    +                3C             HP Open DeskManager. French ve
B3604AG    +                3C             HP Open DeskManager - Norwegia
B3604AH    +                3C             HP Open DeskManager Dutch Vers
B3604AS    +                3C             HP Open DeskManager. Swedish v
B3604AX    +                3C             HP Open DeskManager. Finnish v
B3604AY    +                3C             HP Open DeskManager. Danish ve
B3604AZ    +                3C             HP Open DeskManager. Italian v
B3605A     +                3C             HP Open DeskManager PLUS-RTU S
B3605AD    +                3C             HP Open DeskManagerPLUS German
B3605AE    +                3C             HP Open DeskManagerPLUS Spanis
B3605AF    +                3C             HP Open DeskManagerPLUS French
B3605AG    +                3C             HP Open DeskManagerPLUS Norweg
B3605AH    +                3C             HP Open DeskManagerPLUS Dutch
B3605AS    +                3C             HP Open DeskManagerPLUS Swedis
B3605AX    +                3C             HP Open DeskManagerPLUS Finnis
B3605AY    +                3C             HP Open DeskManagerPLUS Danish
B3605AZ    +                3C             HP Open DeskManagerPLUS Italia
B3606A     +                3C             HP Open DeskManager Documentat
B3607A     +                3C             HP DeskManager for MPE/V.
B3607AD    +                3C             HP DeskManager for MPE/V (Germ
B3607AE    +                3C             HP DeskManager for MPE/V (Span
B3607AF    +                3C             HP DeskManager for MPE/V (Fren
B3607AG    +                3C             HP DeskManager for MPE/V (Norw
B3607AH    +                3C             HP DeskManager for MPE/V (Dutc
B3607AS    +                3C             HP DeskManager for MPE/V (Swed
B3607AX    +                3C             HP DeskManager for MPE/V (Finn
B3607AY    +                3C             HP DeskManager for MPE/V (Dani
B3607AZ    +                3C             HP DeskManager for MPE/V. (Ita
B3608A     +                3C             HP DeskManagerPLUS for MPE/V.
B3608AD    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AE    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AF    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AG    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AH    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AS    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AX    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AY    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AZ    +                3C             HP DeskManagerPLUS for MPE/V (
B3609A     +                3C             HP DeskManager Documentation S
B3609AD    +                3C             HP DeskManager Documentation (
B3609AF    +                3C             HP DeskManager Documentation (
B3609AZ    +                3C             HP DeskManager Documentation (
B3614A     +                3C             HP File/Library iX.
B3615A     +                3C             HP File/Library MPE/V.
B3644A     +                3C             68030/040 AxCASE Bundle
B3651FA    +                3C             HP ENWARE 7.0 - CD-ROM Disc Me
B3653FA    +                3C             HP ENWARE 7.0 - DAT Tape Media
B3657FJ    +                3C             HP ENWARE 7.0 (Kanji) - DAT Ta
B3658FJ    +                3C             HP ENWARE 7.0 (Kanji)-CD ROM D
B3659FA    +                3C             ENWARE 7.0 Flash ROM Media for
B3661FJ    +                3C             ENWARE 7.0 Kanji Flash ROM Med
B3662AB    +                3C             HP ENWARE 3270 Software Licens
B3664AA    +                3C             HP ENWARE 3270 Software - CD R
B3667FA    +                3C             HP ENWARE 7.0 Flash ROM Media
B3668FJ    +                3C             ENWARE 7.0 Kanji Flash ROM Med
B3670BA    +                3C             HP ENWARE X Terminal Mgr. S/W
B3690AA    +                NA             GlancePlus License for HP9000
B3691AA    +                NA             GlancePlus Media/mnl for HP900
B3691AJ    +                3C             Media & Manual for GlancePlus
B3692AA    +                NA             GlancePlus License for HP9000
B3693AA    +                NA             GlancePlus Media/Mnl for HP 90
B3693AJ    +                3C             Media & Manual for GlancePlus
B3694AA    +                NA             GlancePlus license for Sun SPA
B3695AA    +                NA             Media for HP GlancePlus for Su
B3696AA    +                NA             GlancePlus license for IBM RS/
B3697AA    +                NA             Media for HP GlancePlus for IB
B3698AA    +                NA             HP Glance+Pak Lic for HP9000 W
B3699AA    +                NA             Glance+Pak Media/Mnl for HP900
B3699AJ    +                NA             Media & Manual for Glance+Pak
B3700AA    +                NA             Glance+Pak License for HP9000
B3701AA    +                NA             Glance+Pak Media/mnl for HP900
B3701AJ    +                NA             Media & Manual for Glance+Pak
B3702AA    +                NA             GlancePlus Pak License for Sun
B3703AA    +                NA             GlancePlusPak Media/Manual for
B3704AA    +                NA             GlancePlus Pak License for IBM
B3705AA    +                NA             Glance+ Pak Media/Manual for I
B3767BB    +                3C             Odapter/OpenODB Concurrent Use
B3768BA    +                3C             Odapter/OpenODB Media and Manu
B3782AE    +                3C             2-user Spanish HP-UX LTU
B3782AZ    +                3C             2-users Italian HP-UX LTU
B3782DA    +                3C             HP-UX 10.10 Media
B3782EA    +                3C             HP-UX 10.20 Media
B3785AA    +                3C             DCE/9000 NFS-DFS Gateway licen
B3786AA    +                3C             DCE/9000 Distributed File Serv
B3787AA    +                3C             Encina/9000 PPC Gateway licens
B3788AA    +                3C             Encina/9000 RQS license-to-use
B3789AA    +                3C             Encina/9000 documentation and
B3789AJ    +                3C             Encina/9000 V.9.0x Japanese Ma
B3790AA    +                3C             Encina/9000 PPC Gateway media
B3791AA    +                3C             Encina/9000 RQS media and manu
B3793AA    +                3C             CICS for HP9000 Client License
B3794AA    +                3C             CICS for HP9000 Server License
B3795AA    +                3C             CICS for HP9000 Server Media &
B3796AA    +                3C             CICS/9000 Bundle Media & Manua
B3797AA    +                3C             Encina/9000 SFS for CICS/9000
B3798AA    +                3C             Encina/9000 SFS media and manu
B3799AB    +                3C             HP-RT Developer's Kit License
B3800AA    +                3C             HP-RT Developer's Kit SW and M
B3802AA    +                3C             VME Backplane Networking Licen
B3803AA    +                3C             VME Backplane Networking SW an
B3808AA    +                3C             STREAMSrt License to Use
B3809AA    +                3C             STREAMSrt Software and Manuals
B3814AA    +                3C             HP-UX Run-time license, 2 user
B3815AA    +                3C             HP V.4 Curses Library Media an
B3818AA    +                3C             CICS for HP 9000 Bundle Licens
B3821AA    +                3C             DCE/3000 Core Services -US Med
B3822AA    +                3C             DCE/3000 Core Services non-US
B3823AA    +                3C             DCE/3000 Executive Client Lice
B3824AA    +                3C             DCE/3000 CDS Server License
B3825AA    +                3C             DCE/3000 Security Server Licen
B3831AA    +                3C             HP V.4 Curses Library LTU on O
B3832AA    +                3C             HP MC/ServiceGuard software me
B3834AA    +                3C             Process Resource Mgr Media for


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
B3835AA    +            3C                 Process Resource Mgr Server Li
B3843AA    +            3C                 HP Micro Focus COBOL/iX Develo
B3844AB    +            3C                 HP Micro Focus COBOL/iX Develo
B3845AA    +            3C                 HP Micro Focus COBOL/iX Compil
B3846AB    +            3C                 HP Micro Focus COBOL/iX Compil
B3847AA    +            3C                 HP Micro Focus COBOL/iX Run Ti
B3848AB    +            3C                 HP Micro Focus COBOL/iX RTS (O
B3852AA    +            3C                 Nihongo COBOL/HP-UX S700 Devel
B3853AA    +            3C                 Nihongo COBOL/HP-UX Runtime Me
B3855AB    +            3C                 Nihongo COBOL/HP-UX Developer
B3856AA    +            3C                 Nihongo COBOL/HP-UX Compiler M
B3857AB    +            3C                 Nihongo COBOL/HP-UX Compiler L
B3858AA    +            3C                 Nihongo COBOL/HP-UX S800 Devel
B3859AB    +            3C                 Nihongo COBOL/HP-UX Developer
B3860AA    +            3C                 Nihongo COBOL/HP-UX Compiler M
B3861AB    +            3C                 Nihongo COBOL/HP-UX Compiler L
B3862AA    +            3C                 Nihongo COBOL/HP-UX Runtime S8
B3864AA    +            5K                 DCE/9000 U.S. Libraries - medi
B3865AA    +            3C                 Korean COBOL/HP-UX S700 Develo
B3866AB    +            3C                 Korean COBOL/HP-UX Developer L
B3869AA    +            3C                 Korean COBOL/HP-UX Runtime Med
B3871AA    +            3C                 Korean COBOL/HP-UX S800 Develo
B3872AB    +            3C                 Korean COBOL/HP-UX Developer L
B3873AA    +            3C                 Korean COBOL/HP-UX S800 Compil
B3874AB    +            3C                 Korean COBOL/HP-UX Compiler Li
B3875AA    +            3C                 Korean COBOL/HP-UX Runtime S80
B3879AA    +            3C                 Workload Manager/iX license
B3883AA    +            3C                 Instant Ignition Configuration
B3884DA    +            3C                 HP-UX 10.10 Multiuser License
B3884EA    +            3C                 HP-UX 10.20 Multiuser License
B3888AA    +            3C                 RTE-A to HP-UX Migration Tools
B3889AA    +            3C                 RTE-A to HP-UX Migration Tools
B3889AA    +            3C                 1/4" cartridge tape
B3889AA    +            3C                 1/2" mag tape- 1600 BPI
B3889AA    +            3C                 QIC cartridge tape
B3889AA    +            3C                 DDS cartridge
B3889AA    +            3C                 CD-ROM certificate only
B3892AA    +            3C                 HP ALLBASE/SQL RDBMS Runtime S
B3893AA    +            3C                 OODCE/9000 LTU
B3897A     +            3C                 HP9000 Server HP-UX Licenses a
B3898AA    +            3C                 C/ANSI C Developer's Bundle Me
B3899AA    +            3C                 C/ANSI C Developer's Bundle li
B3900AA    +            3C                 C/ANSI C Developer's Bundle Me
B3901AA    +            3C                 HP C/ANSI C License to Use S80
B3902AA    +            3C                 HP Pascal Media S700
B3903AA    +            3C                 HP Pascal license to use Serie
B3904AA    +            3C                 HP Pascal Media/Manuals S800
B3905AA    +            3C                 HP Pascal License Product S800
B3906AA    +            3C                 HP Fortran/9000 media Series 7
B3906BA    +            3C                 HP Fortran 90 Media & Manuals
B3907AA    +            3C                 HP Fortran/9000 license to use
B3907BB    +            3C                 HP Fortran 90 User LTU HP Wkst
B3908AA    +            3C                 HP Fortran/9000 media Series 8
B3908BA    +            3C                 HP Fortran 90 Media/Manuals HP
B3909AA    +            3C                 HP Fortran/9000 license to use
B3909BB    +            3C                 HP Fortran 90 User LTU for Ser
B3910AA    +            3C                 HP C++ media Series 700
B3911AB    +            3C                 HP C++ license to use Series 7
B3912AA    +            3C                 HP C++ Media and Manuals for S
B3913AB    +            3C                 HP C++ License-to-Use S800
B3914AA    +            3C                 CICS/9000 S700 Client Media &
B3919AA    +            3C                 HP-UX 10.0 User License HP 900
B3919BA    +            3C                 HP-UX version 10.1 User Licens
B3919CA    +            3C                 HP-UX version 10.20 User Licen
B3920AA    +            3C                 HP-UX 10.0 (B.10.01) Media for
B3920BA    +            3C                 HP-UX version 10.1 Server OS M
B3920CA    +            3C                 HP-UX version 10.20 Server OS
B3921AA    +            3C                 HP-UX 10.01 Server Manuals
B3921AD    +            3C                 HP-UX 10.01 German Manuals
B3921AF    +            NA                 HP-UX 10.01 French Manuals
B3921AJ    +            3C                 HP-UX 10.01 Japanese Manuals
B3921AV    +            3C                 HP-UX 10.01 Korean Manuals
B3921BA    +            3C                 HP-UX version 10.10 manuals
B3921BD    +            3C                 HP-UX version 10.1 manuals - G
B3921BF    +            3C                 HP-UX 10.10 Manuals - French
B3921BJ    +            3C                 HP-UX version 10.10 Manuals -
B3921CA    +            3C                 HP-UX version 10.20 manuals
B3921CD    +            3C                 HP-UX version 10.20 manuals -
B3921CF    +            3C                 HP-UX 10.20 Manuals - French
B3921CJ    +            3C                 HP-UX version 10.20 Manuals -
B3923AA    +            3C                 CICS/9000 Bundle Media & Manua
B3925AA    +            3C                 Maintenance Toolkit/V Bundled
B3926AA    +            3C                 Maintenance Toolkit/iX Bundled
B3928AA    +            3C                 HP OnLineJFS Media for HP 9000
B3929AA    +            3C                 HP OnLineJFS License for HP 90
B3933AA    +            3C                 SharePlex/iX-Netbase Shadowing
B3934AA    +            3C                 SharePlex/iX-NetBase Shadowing
B3935AA    +            3C                 MC/ServiceGuard license for on
B3936AA    +            3C                 MC/ServiceGuard Media and Manu
B3937AA    +            3C                 MC/LockManager license for one
B3938AA    +            3C                 MC/LockManager Media and Manua
B3939A     +            3C                 HP-Phigs 3.0 Dev.Env. license
B3940A     +            3C                 HP-Phigs 3.0 Run-time license
B3941A     +            3C                 PowerShade license for HP-UX 1
B3945AA    +            3C                 HP-UX Runtime Instant Ignition
B3947AA    +            3C                 Process Resource Mgr Wkstn Lic
B3948AA    +            3C                 Process Resource Mgr Wkstn Med
B3953AA    +            3C                 DCE US Quickstart license, med
B3956AA    +            5K                 DCE US QuickStart License Medi
B3957AA    +            3C                 Support for HP-UX BLS License
B3958AA    +            3C                 Support for HP-UX BLS License
B3959AA    +            3C                 Support for HP-UX BLS Media (S
B3960AA    +            3C                 Support for HP-UX BLS Media (S
B3961AA    +            3C                 X11 SERVERrt License for Serie
B3962AA    +            3C                 X11 SERVERrt SW and Manual
B3964AA    +            3C                 SNMPrt Media and Documentation
B3965AA    +            3C                 RTW v1.2 Series 800 Client med
B3966AA    +            3C                 RTW v1.2 Series 800 Server Med
B4018CB    +            3C                 COBOL SB w/ Cmplr LTU, Srvrs,
B4024CB    +            3C                 COBOL/C SB w/ Cmplr LTU, Srvrs
B4085CB    +            3C                 C SoftBench LTU, HP Srvrs, 10.
B4086CB    +            3C                 C SoftBench LTU, Solaris versi
B4087CB    +            3C                 C++ SoftBench LTU, HP Srvrs, 1
B4088CB    +            3C                 C++ SoftBench LTU, Solaris ver
B4095CB    +            3C                 SoftBench SDK LTU, HP Srvrs, 1
B4096CB    +            3C                 SoftBench SDK LTU, Solaris ver
B4152A     +            3C                 UPS Manager III SW for HP Open
B4153A     +            3C                 UPS Mgr. II UPS Mgmt. SW for H
B4174A     +            NA                 HP Shared 3D Viewer Wkstn Edit
B4240AB    +            3C                 HP OV IT/Operations LTU Mgmt S
B4241AB    +            3C                 HP OV IT/Operations LTU Enterp
B4242AB    +            3C                 HP OV IT/Operations LTU Domain
B4243AB    +            3C                 HP OV IT/Operations LTU Deskto
B4246AB    +            3C                 HP OV IT/Operations LTU Upgrad
B4248AA    +            3C                 HP OpenView IT/Operations Medi
B4248BA    +            NA                 HP OpenView IT/Operations DDS/
B4249AA    +            3C                 HP OV IT/Operations English Ma
B4249AJ    +            3C                 HP OV IT/Operations Manual - J
B4249BA    +            3C                 HP OV IT/Operations English Ma
B4249BJ    +            3C                 HP OV IT/Operations Manual - J
B4250AA    +            3C                 HP OpenView IT/Administration
B4251AA    +            3C                 HP OpenView IT/Administration
B4252AA    +            3C                 OV IT/Administration LTU Enter
B4253AA    +            3C                 HP OV IT/Administration LTU Un
B4254AA    +            3C                 HP OV IT/Administration LTU PC
B4255AA    +            3C                 HP OV IT/Administration LTU PC
B4256AA    +            3C                 HP OpenView IT/Administration
B4256BA    +            3C                 HP OV IT/Administration media
B4258AA    +            3C                 HP OpenView IT/Administration
B4260AA    +            3C                 HP OV ITA for Workgroups licen
B4261AA    +            3C                 OV ITA/Workgroups Mgr LTU
B4262AA    +            3C                 IT/Administration for Workgrou
B4263AA    +            3C                 HP OV ITA/Workgroups Manual Se
B4264AB    +            3C                 HP OpenView IT/Operations Dev.
B4266AA    +            3C                 IT/Operations Dev. Toolkit Med
B4267AA    +            3C                 IT/Operations Dev. Toolkit Man
B4475AB    +            3C                 HP ENWARE CDE Software License
B4476AA    +            3C                 HP ENWARE CDE 1.0 - CD-ROM Med
B4479BA    +            3C                 HP 500 V1.2 S/W Upgrade Kit
B4482AA    +            3C                 HP 500 add 15 user license and
B4539CB    +            3C                 COBOL/C++ SB w/ Cmplr LTU, Wks
B4541CB    +            3C                 COBOL/C++ SB w/ Cmplr LTU, Srv
B4545CB    +            3C                 COBOL SB w/ Cmplr LTU, Wkstns,
B4547CB    +            3C                 COBOL/C SB w/ Cmplrs LTU, Wkst
B4550BB    +            3C                 UIM/X 2.9 S800 License
B4551BB    +            3C                 UIM/X 2.9 Motif Builder License


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                          A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B4552BB    +                3C             UIM/X 2.9 Motif Builder Licens
B4553AB    +                3C             UIM/X CPT 2.0 S700 License
B4554AA    +                3C             UIM/X CPT 2.0 S700 Media and M
B4554AJ    +                3C             Jpn UIM/X CPT 2.0 S700 Media &
B4555AB    +                3C             UIM/X CPT 2.0 S800 License
B4556AA    +                3C             UIM/X CPT 2.0 S800 Media and M
B4556AJ    +                3C             Jpn UIM/X CPT 2.0 S800 Media &
B4559AB    +                3C             UIM/X CPT 2.0 License Solaris
B4560AA    +                3C             UIM/X CPT 2.0 Media and Manual
B4560AJ    +                3C             Jpn UIM/X CPT Media & Manuals
B4765AA    +                3C             HP MCSE Media for MPS10 System
B4766AA    +                3C             HP MCSE documentation and medi
B4767AA    +                3C             License HP PVM Model MPS10 Sys
B4768AB    +                3C             HP Japanese Wabi 2.0 license-t
B4768CB    +                3C             HP Japanese WABI 2.x license-t
B4769AJ    +                3C             HP Japanese Wabi 2.0 media S70
B4769CJ    +                3C             HP Japanese WABI 2.01 Media fo
B4770AJ    +                3C             Japanese Wabi 2 manuals & docu
B4770CJ    +                3C             Japanese WABI 2.X manuals & do
B4771AA    +                3C             MC/System Environment Package
B4771BA    +                3C             MC/SE Media Package on EPS Nod
B4773AA    +                3C             HP PVM Entitlement Certificate
B4773BA    +                3C             HP PVM Entitlement License Cer
B4774AA    +                3C             HP PVM Entitlement License Cer
B4785A     +                3C             OpenMail Manuals
B4786A     +                3C             OpenMail Media for HP9000 HP-U
B4787A     +                3C             OpenMail Media for IBM RS/6000
B4789A     +                3C             OpenMail Media for Sun Solaris
B4790A     +                3C             OpenMail Media for Windows/NT
B4795A     +                3C             HP OpenTime Manuals
B4796A     +                3C             HP OpenTime Media for HP-UX
B4796AA    +                3C             HP-UX version 10.10
B4797A     +                3C             HP OpenTime Media for IBM AIX
B4799A     +                3C             HP OpenTime Media for SUN Sola
B4805AA    +                3C             ORB Plus for HP 9000 Runtime L
B4806AA    +                3C             ORB Plus for HP 9000 Dev Toolk
B4807AA    +                3C             ORB Plus for Solaris 2.4 Runti
B4808AA    +                3C             ORB Plus for NT 3.51 Dev Toolk
B4810AA    +                3C             Praesidium Client License
B4814AA    +                3C             ORB Plus for Solaris Dev Toolk
B4815AA    +                3C             ORB Plus for Solaris Dev toolk
B4816AA    +                3C             ORB Plus for Solaris 2.4 Runti
B4817AA    +                3C             ORB Plus for NT 3.51 Dev toolk
B4818AA    +                3C             ORB Plus for NT 3.51 Runtime m
B4904BA    +                3C             UIM/X 2.9 S700 10.x Media & Ma
B4904BJ    +                3C             Jpn UIM/X 2.9 S700 10.x Media
B4905BA    +                3C             UIM/X 2.9 S800 10.x Media & Ma
B4905BJ    +                3C             Jpn UIM/X 2.9 S800 10.x Media
B4957AA    +                3C             Series 700 9.x Application CD-
B4960AA    +                NA             MeasureWare Dsktp Agt HP9000 W
B4961AA    +                NA             MeasureWare Dsktp Agt HP9000 W
B4961AJ    +                NA             MeasureWare DT Wkstn Media/Man
B4964AA    +                NA             MeasureWare Server Agt HP9000
B4965AA    +                NA             MeasureWare Server Agt HP9000
B4965AJ    +                NA             MeasureWare Svr Wksn Media/Man
B4966AA    +                NA             MeasureWare Server Agt HP9000
B4967AA    +                NA             MeasureWare Server Agt HP9000
B4967AJ    +                NA             MeasureWare Svr Svr Media/Manl
B4968AA    +                NA             MeasureWare Desktop Agent Sun
B4969AA    +                NA             MeasureWare Desktop Agent/Sun
B4970AA    +                NA             MeasureWare Server Agent Sun S
B4971AA    +                NA             MeasureWare Server Agent/Sun M
B4972AA    +                NA             MeasureWare Desktop Agnt-IBM R
B4973AA    +                NA             MeasureWare Desktop Agent/IBM
B4974AA    +                NA             MeasureWare Server Agent-IBM R
B4975AA    +                NA             MeasureWare Server Agent/IBM M
B4976AA    +                NA             MeasureWare Desktop Agent for
B4977AA    +                NA             MeasureWare Dsktp Agent-NCR Me
B4978AA    +                NA             MeasureWare Server Agent for N
B4979AA    +                NA             MeasureWare Server Agent - NCR
B4982AA    +                NA             MeasureWare Database Module/Sy
B4983AA    +                NA             MeasureWare DB Mod. Sybase Med
B4984AA    +                NA             MeasureWare Database Module/Or
B4985AA    +                NA             MW DB Module for Oracle Media
B4986AA    +                NA             MeasureWare Databse Module for
B4987AA    +                NA             MW DB Module/Informix Media &
B4990AA    +                NA             HP OV MeasureWare Dsktp Win 3.
B4991AA    +                NA             HP OV MeasureWare Dsktp Win 3.
B4994AA    +                NA             MeasureWare NOS Module HP-UX W
B4995AA    +                NA             MeasureWare NOS Module Wkstn M
B4996AA    +                NA             MeasureWare NOS Module HP-UX S
B4997AA    +                NA             MeasureWare NOS Module Server
B4998AA    +                NA             MeasureWare NOS Conn Module IB
B4999AA    +                NA             MeasureWare NOS Module IBM Med
B5000AA    +                NA             MeasureWare NOS Conn Module SU
B5001AA    +                NA             MeasureWare NOS Module SUN Med
B5006AA    +                NA             PerfView Analyzer LTU, HP Work
B5007AA    +                NA             PerfView Analyzer Media/Manual
B5008AA    +                NA             PerfView Monitor add-on, HP Wo
B5009AA    +                NA             PerfView Monitor Media, Workst
B5010AA    +                NA             PerfView Planner add-on, HP Wo
B5011AA    +                NA             PerfView Planner Media, Workst
B5012AA    +                NA             PerfView Analyzer LTU, HP Serv
B5013AA    +                NA             PerfView Analyzer Media/Manual
B5014AA    +                NA             PerfView Monitor add-on, HP Se
B5015AA    +                NA             PerfView Monitor Media, Server
B5016AA    +                NA             PerfView Planner add-on, HP Se
B5017AA    +                NA             PerfView Planner Media, Server
B5020AA    +                NA             GlancePlus Software License fo
B5021AA    +                NA             GlancePlus - NCR Media/Manual
B5022AA    +                NA             GlancePlus Pak Software Licens
B5023AA    +                NA             GlancePlus Pak - NCR Media/Man
B5050BB    +                3C             SoftBench CM License, HP Srvrs
B5051BB    +                3C             SoftBench CM License, HP Wkstn
B5052BB    +                3C             SoftBench CM License, Solaris
B5053BB    +                3C             SoftBench CM PC Client License
B5057AJ    +                3C             SoftBench CM Media & Manuals S
B5065CB    +                3C             C++ SoftBench Suite LTU, HP Wk
B5066CB    +                3C             C++ SoftBench Suite LTU, HP Sr
B5067CB    +                3C             C++ SoftBench Suite LTU, Solar
B5068CB    +                3C             C++ SB CodeAdvisor License, HP
B5069CB    +                3C             C++ SB CodeAdvisor License, HP
B5070CB    +                3C             C++ CodeAdvisor License, Solar
B5071CA    +                3C             SoftBench CD-ROM Media Product
B5071CJ    +                3C             SoftBench CD-ROM Media Product
B5072CA    +                3C             SoftBench Manual Product, Engl
B5072CJ    +                3C             SoftBench Manual Product, Japa
B5072DA    +                3C             SoftBench Manual Product 10.10
B5072DJ    +                3C             SoftBench Manual Product 10.10
B5072EA    +                3C             SoftBench Manual Product, 10.2
B5072EJ    +                3C             SoftBench Manual Product, 10.2
B5073CA    +                3C             SoftBench SDK CD-ROM Media, En
B5074CB    +                3C             C SoftBench Suite LTU, HP Wkst
B5075CB    +                3C             C SB Suite LTU, HP Srvrs, 10.X
B5076CB    +                3C             C SoftBench Suite LTU, Solaris
B5077CB    +                3C             COBOL/C++ SB Suite License, Sr
B5078CB    +                3C             COBOL/C++ SB Suite License, Wk
B5079CB    +                3C             COBOL/C SB w/Cmplrs Suite Lice
B5080CB    +                3C             COBOL/C SB w/ Cmplrs Suite, LT
B5081CB    +                3C             C++ SB Suite Upgrade LTU, HP-U
B5082CB    +                3C             C++ SB Suite Upgrade LTU, Sola
B5083CB    +                3C             C SB Suite Upgrade LTU, HP-UX
B5084CB    +                3C             C SB Suite Upgrade LTU, Solari
B5085CB    +                3C             C++ SB Upgrade LTU, HP-UX Srvr
B5086CB    +                3C             C++ SB Suite Upgrade LTU, HP-U
B5087CB    +                3C             C SB Upgrade LTU, HP-UX Srvr
B5088CB    +                3C             C SB Suite Upgrade LTU, HP-UX
B5110AA    +                3C             Support for HP-UX CMW License
B5110BA    +                3C             HP-UX 10.16 Wkst Trusted OS Li
B5111AA    +                3C             Support for HP-UX CMW License
B5112AA    +                3C             Support for HP-UX CMW Media (S
B5112BA    +                3C             HP-UX 10.16 Wkst Trusted OS Me
B5113AA    +                3C             Support for HP-UX CMW Media (S
B5114AA    +                3C             Series 800 9.x Application CD-
B5117AA    +                3C             HP OnLineJFS Media HP 9000 Wor
B5118AA    +                3C             HP OnLineJFS HP 9000 Workstati
B5121AA    +                3C             MC/ServiceGuard Database Toolk
B5125AA    +                3C             MC/ServiceGuard NFS Toolkit Me
B5128AA    +                3C             HP-UX LTU 10.0 on CD-ROM
B5139AA    +                3C             MC/ServiceGuard Database Toolk
B5140AA    +                3C             MC/ServiceGuard NFS Toolkit Li
B5143AA    +                3C             S700 Application CD-ROM Media
B5149AA    +                3C             HP-UX 10.01 Server Appl CD-ROM
B5151AA    +                3C             TurboSTORE/iX II
B5152AA    +                3C             TurboSTORE/iX 7x24 True-Online
B5153AA    +                NA             MPE/iX FOS License for hardwar
B5154AA    +                3C             MPE/iX & IMAGE/SQL License for
B5156AA    +                3C             MPE/iX FOS, IMAGE & ALLBASE/SQ
B5157AA    +                3C             DataMart Manager License
B5157AJ    +                3C             Japanese Intelligent Warehouse
B5158AA    +                3C             MC/LockManager for HP-UX 10.x
B5161AA    +                3C             MC/LockManager license for HP-
B5162AA    +                3C             DCE/9000 Executive Client Medi
B5163AA    +                3C             DCE/9000 Executive (Client) Me
B5164AA    +                3C             CCM Release 3.0 DAT Media
B5165AA    +                3C             CCM Release 3.0 Manual Set
B5166AA    +                3C             CCM Release 3.0 License
B5168AA    +                3C             Application CD ROM media kit
B5174AA    +                3C             ClusterView license
B5175BA    +                3C             ClusterView wkstn media, HP-UX
B5176BA    +                3C             ClusterView server media, HP-U

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
B5181AA    +             3C                HP-UX 10.10 Svr Application CD
B5183AA    +             3C                NFS/iX Server & Client LTU for
B5184AA    +             3C                Open Market Web Server for the
B5190AA    +             3C                ORB Plus for HP 9000 Runtime m
B5191AA    +             3C                ORB Plus for HP 9000 Dev toolk
B5192AA    +             3C                ORB Plus for NT 3.51 Runtime L
B5193AA    +             3C                Praesidium Authorization Engin
B5196AA    +             3C                Praesidium Documentation (manu
B5198AA    +             3C                Praesidium Application Server
B5350BB    +             3C                MPower client 2.03 license to
B5351BB    +             3C                MPower Server 2.03 license to
B5352BA    +             3C                HP MPower client 2.03 Media/Do
B5352BD    +             3C                MPower 2.03 Client S700 Media/
B5352BF    +             3C                MPower client 2.03 Media/Doc S
B5353BA    +             3C                HP MPower Server 2.03 Media/Do
B5353BD    +             3C                MPower 2.03 Server S700 Media/
B5353BF    +             3C                MPower 2.03 server S700 Media/
B5353BJ    +             3C                MPower Server 2.03 S700 Media/
B5354BD    +             3C                MPower 2.03 Client S800 Media/
B5355BD    +             3C                MPower 2.03 Server Media/Doc S
B5356AA    +             3C                HP MPower Web LTU S700 English
B5357AA    +             3C                HP MPower Web Media Product S/
B5358AA    +             3C                HP MPower Web LTU S/800 - Engl
B5359AA    +             3C                HP MPower Web Media Product S/
B5397AA    +             3C                DE/service monitor License for
B5398AA    +             3C                DE/service monitor Media for 7
B5402AA    +             3C                MirrorDisk/UX media for workst
B5403AA    +             3C                MirrorDisk/UX license (HP-UX 1
B5408AA    +             3C                VirtualVault Server & Wkstn Li
B5409AA    +             3C                VirtualVault US/Canada Worksta
B5410AA    +             3C                VirtualVault International Wks
B5411AA    +             3C                VirtualVault US/Canada Server
B5412AA    +             3C                VirtualVault International Ser
B5413AA    +             3C                VirtualVault Transaction Serve
B5414AA    +             3C                ALLBASE/SQL Run-Time license f
B5415AA    +             3C                ALLBASE/SQL RT media/manuals f
B5416AA    +             3C                ALLBASE/SQL Develop license fo
B5417AA    +             3C                ALLBASE/SQL Dev media/manuals
B5418AA    +             3C                ALLBASE/SQL Run-Time license f
B5419AA    +             3C                ALLBASE/SQL RT media/manuals f
B5420AA    +             3C                ALLBASE/SQL Develop license fo
B5421AA    +             3C                ALLBASE/SQL Dev media/manual f
B5422AA    +             3C                ALLBASE/Replicate license for
B5423AA    +             3C                ALLBASE Replicate media/manual
B5424AA    +             3C                ALLBASE/Replicate license for
B5425AA    +             3C                ALLBASE/Replicate media/manual
B5429AA    +             3C                HP-UX 9.0x to 10.01 Media Upgr
B5430AA    +             3C                IT Collaboration Program - Mgm
B5431AA    +             3C                WRQ Reflection X System Licens
B5432AA    +             3C                Install & config media for WRQ
B5433AA    +             3C                IT Collaboration Program manua
B5434AA    +             3C                Depot/J Evaluation Product for
B5435AA    +             3C                Depot/J Evaluation Product for
B5437AA    +             3C                Depot/J 20 user license for Ap
B5440AA    +             3C                Depot/J Runtime Site License
B5441AA    +             3C                Depot/J 100 User Runtime Licen
B5442AA    +             3C                Depot/J Core Developer License
B5443AA    +             3C                Depot/J Media and Manuals for
B5444AA    +             3C                Depot/J Core Developer License
B5445AA    +             3C                Depot/J Media and Manuals for
B5446AA    +             3C                MPE/iX software license return
B5448AA    +             3C                HP-UX 10.20 Svr Application CD
B5449AA    +             3C                HP Micro Focus COBOL Manuals
B5455AA    +             3C                HP-UX Developer's Kit for Java
B5456AA    +             3C                HP-UX Developer's Kit for Java
B5457AA    +             3C                HP-UX Virtual Machine for Java
B5458AA    +             3C                HP-UX Virtual Machine for Java
B5462AA    +             3C                HP DDE Japanese Users Manual W
B5486AA    +             3C                HP-RT Developers Kit License
B5487AA    +             3C                HP-RT Developer's Kit Software
B5488AA    +             3C                VME Backplane Networking Licen
B5489AA    +             3C                VME Backplane Networking Softw
B5491AA    +             3C                STREAMSrt Software/Manual
B5492AA    +             3C                X11 SERVERrt License
B5493AA    +             3C                X11 SERVERrt Software/Manual
B5494AA    +             3C                SNMPrt License
B5495AA    +             3C                SNMPrt Software/Manual
B5496AA    +             3C                MCSE media for S700 Management
C1001AR    +             4A                Remarketed HP 700/92 Terminal
C1001GR    +             4A                Rmkt HP 700/92 Terminal, green
C1001WR    +             4A                Remarketed HP 700/92 Terminal
C1064A     +             4A                HP 700/96 Terminal, 14" amber
C1064AX    +             4A                HP 700/96 Console included wit
C1064AZ    +             4A                C1064A 700/96 Console included
C1064G     +             4A                HP 700/96 Terminal, 14" green
C1064GX    +             4A                System Console - Green Screen
C1064GZ    +             4A                C1064G 700/96 Console included
C1064GZR   +             4A                Rmkt 700/96 console included w
C1064W     +             4A                HP 700/96 terminal, 14" white
C1064WX    +             4A                System Console - White Screen
C1064WXR   +             5H                Rmkt System console, white scr
C1064WZ    +             4A                C1064W 700/96 Console included
C1064WZR   +             5H                Rmkt 700/96 console included w
C1065A     +             4A                HP 700/98 Terminal, 14" amber
C1065G     +             4A                HP 700/98 Terminal, 14" green
C1065W     +             4A                HP 700/98 Terminal, 14" white
C1080A     +             4A                HP 700/60 Terminal, 14" amber
C1080G     +             4A                HP 700/60 Terminal, 14" green
C1080GX    +             4A                700/60 Console with green scre
C1080W     +             4A                HP 700/60 Terminal, 14" white
C1081C     +             4A                PC-AT Keyboard Kit for HP700/6
C1082C     +             4A                ANSI Kybrd Kit - HP700/60 & /7
C1083W     +             4A                HP 700/60ES Terminal, 14" whit
C1084W     +             4A                HP 700/96ES Terminal, 14" whit
C1085W     +             4A                HP 700/98ES Terminal, 14" whit
C1093A     +             4A                HP 700/70 Windowing Terminal,
C1093G     +             4A                HP 700/70 Windowing Terminal,
C1093W     +             4A                HP 700/70 Windowing Terminal,
C1094W     +             4A                700/70ES Ergonomic Terminal, 1
C1095A     +             4A                HP 700/60 to 700/70 upgrade ki
C1096A     +             4A                HP 700/70 Media kit for HP 900
C1097A     +             4A                700/70 Media kit for IBM, Sun,
C1098A     +             4A                HP 700/70 Media Kit for DEC Ul
C1100G     +             5K                HP SureStore Optical 40fx Juke
C1104G     +             5H                HP SureStore Optical 330fx Juk
C1105G     +             5H                HP SureStore Optical 330fx Juk
C1107G     +             5H                HP SureStore Optical 600fx Juk
C1108G     +             5H                HP SureStore Optical 600fx Juk
C1110G     +             5H                HP SureStore Optical 600fx Juk
C1112G     +             5H                HP SureStore Optical 600fx Juk
C1114G     +             4H                HP SureStore Optical 2600fx Su
C1115G     +             5K                HP SureStore Optical 40fx Juke
C1150G     +             5K                HP SureStore Optical 80fx Juke
C1154B     +             5H                HP Drive Upgrade Kit for Model
C1154G     +             5H                HP drive upgrade kit for Model
C1155B     +             5H                HP Capacity Upgrade Kit for 40
C1155G     +             5H                HP Capacity upgrade kit for Mo
C1156G     +             5H                HP Drive upgrade kit for Model
C1158B     +             5K                HP Drive Upgrade Kit for Model
C1158G     +             5H                HP Drive upgrd kit for Model 3
C1159B     +             5K                HP Capacity Upgrade Kit for Mo
C1159G     +             5H                HP Capacity upgrade kit for Mo
C1160G     +             5K                HP SureStore Optical 160fx Juk
C1170G     +             5K                HP SureStore Optical 200fx Juk
C1200A     +             2A                300 lpm Asian Line Printer
C1202A     +             4B                Asian Highspeed Serial Printer
C1204A     +             4B                Cut Sheet Feeder for C1202A.
C1205A     +             2A                600 lpm Asian Line Printer.
C1206A     +             5P                Ink Ribbon Cartridge for C1205
C1216B     +             3C                Asian Laser Printer process ca
C1217B     +             3C                Asian Laser Printer toner pack
C1218A     +             3C                Fuser Unit for C1208A option 0
C1222A     +             5A                500 sheet Lower Cassette
C1224A     +             4B                Emulation Cartridge
C1225A     +             3C                Cleaner for C1208A.
C1226A     +             3C                Fuser Unit for C1208A Option 0
C1227A     +             4B                Barcode/OCR Font cartridge for
C1228A     +             4B                Japanese Outline Font cartridg
C1511AR    +             2C                Rmkt HP S6400 Model 1300H HP-I
C1512AR    +             5K                Rmkt SCSI DDS format tape driv
C1520BR    +             5K                Rmkt 2 GB DAT backup
C1521BR    +             5K                Rmkt 4GB DAT backup w/data com
C1530BR    +             5K                Rmkt HP DAT DDS 2 sys backup s
C1571A     +             -B                Magazine for use with the HP A
C1700AR    +             5H                Rmkt 20.8 GB rewritable optica
C1701AR    +             5K                Rmkt Rewritable optical disk 6
C1720C     +             5H                HP Model 60C/120T Optical Libr
C1788BA    +             5K                HP MPower ScanJet
C2200AR    +             5H                Rmkt 335H HP-IB disk drive
C2201AR    +             5H                Rmkt Model 670FL formatted fix
C2202AR    +             5H                Rmkt 670 MB disk storage syste
C2203AR    +             5H                Rmkt 670MB disk storage system
C2204AR    +             5H                Rmkt Model 1.34 FL formatted f
C2212AR    +             5K                Rmkt 332MB SCSI disk mass stor
C2212DR    +             4A                Rmkt 332MB SCSI fixed disk mas
C2213AR    +             5K                Rmkt 664MB SCSI disk mass stor
C2214BR    +             5K                Rmkt Model 1350S SCSI mass sto
C2216TR    +             5K                Rmkt Model 670SE SCSI mass sto

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]


VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT                     WARRANT        DESCRIPTION
              COLUMN        CODE

C2217TR    +                5K             Rmkt Mdl 1350SE SCSI mass stor
C2251AR    +                5H             Rmkt 1.36 GB replacement drive
C2252BR    +                5H             Rmkt 2.72 GB HP-FL disk array
C2252HAR   +                5H             Rmkt 2.72GB high availability
C2254BR    +                5H             Rmkt 5.4 GB HP-FL disk array
C2254HAR   +                5H             Rmkt 5.44 GB high availability
C2257A     +                5H             2 GB Replacement Drive Module
C2257AR    +                5H             Rmkt 2GB replacement drive mod
C2258B     +                5H             2x2 GB HP-FL Disk Array
C2258BR    +                5H             Rmkt 2x2 GB HP-FL disk array
C2258BZ    +                5H             Integrated 2x2 GB HP-FL Disk A
C2258HA    +                5H             3x2 GB HP-FL Disk Array
C2258HAR   +                5H             Rmkt 3x2 GB HP-FL disk array
C2258HZ    +                5H             Integrated 3x2 GB HP-FL disk A
C2259B     +                5H             4x2 GB HP-FL Disk Array
C2259BR    +                5H             Rmkt 4x2 GB HP-FL Disk Array
C2259BZ    +                5H             Integrated 4x2 GB HP-FL Disk A
C2259HA    +                5H             5x2 GB HP-FL Disk Array
C2259HAR   +                5H             Rmkt 5x2 GB HP-FL Disk Array
C2259HZ    +                5H             Integrated 5x2 GB HP-FL Disk A
C2281AR    +                2E             Rmkt integrated 335MB mechanis
C2282AR    +                2E             Rmkt 670MB fixed disk mechanis
C2291AR    +                5G             Rmkt 664MB SCSI disk upgrade k
C2292TR    +                4A             Rmkt 1.3 GB DAT upgrade kit
C2294AR    +                5K             Rmkt 650MB rewritable optical
C2294TR    +                5K             Rmkt 650MB rewritable optical
C2297AR    +                4A             Rmkt 2GB DAT/DDS upgrade kit
C2297TR    +                5K             Rmkt 2GB DAT/DDS upgrade kit
C2297UR    +                5K             Rmkt 2GB DDS-DC DAT expansion
C2298AR    +                4A             Rmkt upgrade kit; up to 8 GB D
C2298TR    +                5K             Rmkt upgd Kit; up to 8 GB DC-D
C2298UR    +                5K             Rmkt DDS DC DAT expansion kit
C2321A     +                5K             HP X Station 2-MB Memory Modul
C2321AR    +                5K             Rmkt HP X station 2MB memory m
C2322A     +                5K             HP X Station 4 MB Memory Modul
C2322AR    +                5K             Rmkt HP X Station 4MB memory m
C2323A     +                5K             HP X Station 8 MB Memory Modul
C2323AR    +                5K             Rmkt HP X station 8MB memory m
C2354AR    +                2B             Rmkt 840 LPM line impact print
C2356AR    +                2B             Rmkt 1100 LPM line impact prin
C2425JKR   +                5K             Rmkt Mdl 420SA up to 2.11GB SC
C2427JKR   +                5K             Rmkt 5x1.3MB SCSI-2 disk array
C2430SC    +                5H             FWD SCSI Disk Array Upgrade Ki
C2431A     +                5H             2 GB 3.5 inch replacement disk
C2431AR    +                5H             Rmkt 2GB 3.5" replacement disk
C2435A     +                5H             1 GB 3.5 inch replacement disk
C2435AR    +                5H             Rmkt 1GB 3.5" replacement disk
C2436HAR   +                5H             Rmkt 2 GB disk array
C2437HAR   +                5H             Rmkt 4GB disk array for HP9000
C2438AR    +                5H             Rmkt 2GB 5.25" replacement dis
C2439HAR   +                5H             Rmkt 4GB disk array for HP9000
C2439JA    +                5H             3x2 GB 3.5" FWD SCSI-2 disk ar
C2439JAR   +                5H             Rmkt 3x2 GB 3.5" FWD SCSI-2 di
C2439JZ    +                5H             4 GB FWD SCSI Disk Array
C2440HAR   +                5H             Rmkt 8GB disk array for HP9000
C2440JA    +                5H             8 GB FWD SCSI-2 Disk Array
C2440JAR   +                5H             Rmkt 8GB FWD SCSI 2 disk array
C2440JZ    +                5H             8 GB FWD SCSI Disk Array
C2461FR    +                5K             Rmkt Mdl 670F formatted SCSI-2
C2461RR    +                5H             Rmkt Model 670R SCSI-2 disk dr
C2462FR    +                5K             Rmkt Model 1350F formatted SCS
C2462RR    +                5H             Rmkt Model 1350R formatted SCS
C2463FR    +                2D             Rmkt Mdl 1300D F DAT with DDS
C2463RR    +                2E             Rmkt Model 1300D R DAT with DD
C2472JR    +                5K             Rmkt 422MB SCSI-2 array upgrad
C2472SR    +                NA             Rmkt 422MB SE SCSI expansion k
C2472SZR   +                5K             Rmkt 422MB disk installed in S
C2473FR    +                5H             Rmkt 677MB SE SCSI expansion k
C2473RR    +                5H             Rmkt 677MB SE SCSI expansion k
C2473SR    +                5H             Rmkt 677MB single ended SCSI e
C2473SZR   +                2B             Rmkt 677MB disk installed in S
C2473TR    +                5K             Rmkt 677MB single ended SCSI d
C2474FR    +                5H             Rmkt 1.35GB single ended SCSI
C2474JR    +                5K             Rmkt 1.355 GB SCSI-2 array upg
C2474RR    +                5H             Rmkt 1.35GB single ended SCSI
C2474SR    +                5H             Rmkt 1.35GB single ended expan
C2474SZR   +                5K             Rmkt 1.3GB full height disk in
C2474TR    +                5K             Rmkt 1355MB single ended SCSI
C2475RR    +                2E             Rmkt 1300MB SCSI DAT expansion
C2476FR    +                5H             Rmkt 600MB half height CD-ROM
C2476RR    +                5H             Rmkt 600MB half height CD ROM
C2476SZ    +                5J             CD-ROM Drive - half height
C2476SZR   +                5J             Rmkt CD-ROM drive, half height
C2477FR    +                5H             Rmkt 2GB DAT expansion kit min
C2477RR    +                5H             Rmkt 2GB DAT expansion kit
C2477SZR   +                5K             Rmkt 2GB DDS DAT drive
C2477UR    +                5K             Rmkt 2GB DDS format DAT expans
C2478SZR   +                5J             Rmkt 2GB DDS DAT drive + data
C2478UR    +                5K             Rmkt up to 8GB DDS-DC DAT expa
C2481AR    +                5K             Rmkt Model 670SX differential
C2482AR    +                5K             Rmkt Mdl 1350SX differential S
C2492AR    +                5K             Rmkt 1355MB differential SCSI
C2559A     +                NA             Packaging for air or export sh
C2588A     +                9P             HP 600MB R/W Optical Disks (51
C2588F     +                9P             HP 2.3-GB Rewritable Optical D
C2588T     +                9P             HP 1.2GB R/W Optical Disks (51
C2589A     +                9P             HP 650MB R/W Optical Disks (10
C2589F     +                9P             HP 2.6-GB Rewritable Optical D
C2589T     +                9P             HP 1.3GB R/W Optical Disks (10
C2590A     +                9P             HP 600MB WORM Optical Disks (5
C2590F     +                9P             HP 2.3-GB WORM Optical Disks
C2590T     +                9P             HP 1.2GB WORM Optical Disks (5
C2591A     +                9P             HP 650MB WORM Optical Disks (1
C2591F     +                9P             HP 2.6-GB WORM Optical Disks
C2591T     +                9P             HP 1.3GB WORM Optical Disk (10
C2701BR    +                5K             Rmkt HP 700/RX Mi mono base un
C2704AR    +                5K             Rmkt HP 700/RX Ci color base u
C2709AR    +                5K             Rmkt HP 700/RX Ca color/graysc
C2711AR    +                5K             Rmkt HP 700/RX Model 19" Ca X
C2730AR    +                5K             Rmkt ENVIZEX i Series base uni
C2731AR    +                5K             Rmkt ENVIZEX a Series base uni
C2732AR    +                5K             Rmkt ENVIZEX bundle, 12MB RAM,
C2735C     +                5K             HP 500 15 User HW/SW Bundle (P
C2736C     +                5K             HP 500 30 User HW/SW Bundle (2
C2737A     +                5K             HP ENVIZEX PC-101/102 Keyboard
C2737AR    +                5K             Rmkt HP ENVIZEX PC 101/102 key
C2738A     +                5K             HP ENVIZEX HP-UX Keyboard Kit
C2738AR    +                5K             Rmkt HP ENVIZEX HP-UX keyboard
C2739A     +                5K             HP ENVIZEX SUN Type 4 Keyboard
C2740A     +                5K             HP ENVIZEX Sun Type 5 Keyboard
C2746AR    +                5K             Rmkt 19 inch 1280x1024 color m
C2747A     +                5K             HP 16MB Memory Module
C2747AR    +                5K             Rmkt HP X Station 16MB memory
C2748A     +                5K             HP 32MB Memory Module
C2748AR    +                5K             Rmkt HP X Station 32MB memory
C2753B     +                2A             Model F100 Turbo printer - 208
C2754B     +                2A             Model F100 Turbo printer; 230/
C2755B     +                2A             Model F135XP printer; 208 V, 6
C2756B     +                2A             Model F135XP printer - 230/400
C2758A     +                2A             16 MB graphics memory expansio
C2760A     +                2A             Center feed external paper inp
C2761A     +                2A             Splicing unit w/ paper end rec
C2763A     +                2A             Voltage Selectable Transformer
C2768A     +                2A             135 ppm speed upgrade - 60 Hz
C2769A     +                2A             135 ppm speed upgrade - 50 Hz
C2770A     +                2A             Paper output decurler
C2772A     +                2A             Model F100XP printer; 208 V, 6
C2773A     +                2A             Model F100XP printer - 230/400
C2774A     +                2A             17" (431 mm) wide print upgrad

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

PRODUCT       COLUMN        WARRANT DESCRIPTION
NUMBER                      CODE

C2775A     +                2A             Floor feed external paper inpu
C2776A     +                2A             Model F135 printer - 208 V, 60
C2777A     +                2A             Model F135 printer - 230/400 V
C2781A     +                2A             CCITT Decompress Module/HP 500
C2785A     +                5K             1100mm Base rack cabinet for H
C2786A     +                5K             1600mm Base rack cabinet for H
C2787A     +                5K             HP 2000mm 19" std EIA rack for
C2788A     +                5E             Support Rail kit for computer
C2790A     +                5E             HP Ballast Weight kit
C2791A     +                5E             Rack mount filler panels (quan
C2792A     +                5E             Rack Mount Kit for A.D.P.
C2797A     +                5E             Rack mount kit for HP3000/9000
C2798A     +                5E             Rack mount kit for HP3000/9000
C2798AZ    +                5J             Rack Mount kit installed in SP
C2799A     +                5E             Rackmount kit for HP2345A DTC
C2803A     +                5K             Rackmount Kit for E Class Serv
C2804A     +                5K             Rackmount kit for HP 3000/9000
C2805A     +                5E             Rackmount kit for HP9000-D cla
C2900A     +                8B             SCSI extender cable, 3 m, LDBL
C2901A     +                8B             SCSI extender cable, 5 m, LDBL
C2902A     +                8B             SCSI extender cable, 10 m, LDB
C2903A     +                8B             SCSI extender cable, 20 m, LDB
C2904A     +                5E             SCSI terminator, HDTS50
C2905A     +                5E             SCSI terminator, HDTS68
C2906A     +                5E             SCSI cable, 2 m, HDTS50 to HDT
C2907A     +                5E             SCSI cable, 5 m, HDTS50 to HDT
C2908A     +                5E             SCSI cable, 1 m, HDTS50, M/M
C2911A     +                5E             SCSI cable, 0.9 m, HDTS68, M/M
C2915A     +                5E             SCSI cable, 1 m, LDBL50 to HDT
C2916A     +                5E             SCSI cable, 20 m, HDTS50 to HD
C2924A     +                5P             SCSI cable, 2.5 m, HDTS68, M/M
C2925A     +                5P             SCSI cable, 10 m, HDTS68, M/M
C2926A     +                5P             SCSI cable, 20 m, HDTS68, M/M
C2927A     +                5P             SCSI cable, 3 m, LDBL50, M/M
C2928A     +                5P             SCSI cable, 5 m, LDBL50, M/M
C2943AR    +                5K             Rmkt Standalone CD ROM
C2943AX    +                NA             External Stand alone CD-ROM
C2944D     +                5G             Stand alone external CD-ROM 4
C2954AR    +                5K             Rmkt 2GB (4GB compressed) SCSI
C2954D     +                5K             2 GB (4 GB compressed) SCSI DA
C2955A     +                5P             SCSI cable, 0.5 m, HDTS50, M/M
C2956A     +                5P             SCSI cable, 1.5 m, HDTS50, M/M
C2957A     +                5P             SCSI cable, 2 m, HDTS50, M/M
C2958A     +                5P             SCSI cable, 5 m, HDTS50, M/M
C2959A     +                5P             HP SCSI-2 to SCSI-3 Cable, .5m
C2961A     +                5P             HP SCSI-2 to SCSI-3 Cable, 1m
C2962A     +                5P             HP SCSI-2 to SCSI-3 Cable, 1.5
C2963AR    +                5K             Rmkt 1GB SCSI disk drive
C2964AR    +                5K             Rmkt 2GB SCSI disk drive
C2964D     +                5K             2 GB SCSI Disk Drive
C2966AR    +                5G             Rmkt Stand alone 4GB fast wide
C2966D     +                5G             Stand alone 4GB fast wide disk
C2967AR    +                5G             Rmkt Stand alone 4GB single en
C2967D     +                5G             Stand alone 4GB single ended d
C2977A     +                5E             HP External mass storage rack
C2980A     +                5E             HP Terminated SCSI Cable, .5 m
C2983AR    +                5G             Rmkt Stand alone DDS-2 4GB nat
C2983D     +                5G             Stand alone DDS-2 4GB native D
C3020RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3020TR    +                5K             Rmkt Series 6000 SCSI mass sto
C3021RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3021TR    +                5K             Rmkt 2GB SCSI single ended min
C3022RR    +                5K             Rmkt S/6000 1GB SCSI-2 mass st
C3022TR    +                5K             Rmkt S/6000 1GB SCSI-2 storage
C3023RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3023TR    +                5K             Rmkt Series 6000 SCSI mass sto
C3024RR    +                5K             Rmkt 2x2GB SCSI single ended s
C3024TR    +                5K             Rmkt 2x2GB SCSI single ended m
C3027UR    +                5K             Rmkt 1GB SCSI-2 single ended e
C3028UR    +                5K             Rmkt 2GB SCSI-2 single ended e
C3032RR    +                5K             Rmkt S6000 1GB fast wide SCSI-
C3032TR    +                5K             Rmkt S/6000 1GB fast wide SCSI
C3033TR    +                5K             Rmkt S/6000 2GB fast wide SCSI
C3034TR    +                5K             Rmkt S/6000 fast wide 4GB SCSI
C3035RR    +                5K             Rmkt S/6000 4GB fast wide SCSI
C3035TR    +                5K             Rmkt S/6000 fast wide SCSI-2 4
C3036TR    +                5K             Rmkt S/6000 fast wide 7GB SCSI
C3037UR    +                5K             Rmkt 1GB SCSI-2 fast wide Expa
C3038UR    +                5K             Rmkt 2GB SCSI-2 fast wide expa
C3040R     +                5K             Series 6000 2 GB SCSI Mass Sto
C3040RR    +                5K             Rmkt Series 6000 2GB SCSI mass
C3040TR    +                5K             Rmkt S/6000 2GB SCSI mass stor
C3041R     +                5K             Series 6000 4GB SCSI Mass Stor
C3041RR    +                5K             Rmkt Series 6000 4GB SCSI mass
C3041RZ    +                5J             4 GB SE SCSI disk in rackmount
C3041T     +                5K             Series 6000 4 GB SCSI Mass Sto
C3042RZ    +                5G             3x2 GB half height SE SCSI-2 d
C3044UR    +                5K             Rmkt 2GB SE SCSI disk expansio
C3201A     +                2D             LP 475 Line Impact Printer, 47
C3202A     +                2D             LPQ 475 Line Impact Printer, 4
C3203A     +                2D             LP 800 Line Impact Printer, 80
C3204A     +                2D             LPQ 800 Line Impact Printer, 8
C3205A     +                2D             LPQ 1200 Line Impact Printer,
C3211A     +                2D             LP 475/LP 800, LPQ 475/LPQ 800
C3214A     +                2D             LPQ 475 to LPQ 1200 Upgrade
C3216A     +                2D             QMS Graphics(V-II)for LP Seria
C3217A     +                2D             PGL Graphics for LP Series Pri
C3219A     +                2E             LPQ 800 to LPQ 1200 Upgrade
C3220A     +                5K             HP X Terminal Audio Kit (CD Qu
C3220AR    +                5K             Rmkt HP X Terminal audio kit
C3221A     +                5K             HP ENVIZEX 3.5" floppy drive.
C3221AR    +                5K             Rmkt HP ENVIZEX 3.5 inch flopp
C3222A     +                5K             HP ENVIZEX SCSI/PCMCIA adapter
C3222AR    +                5K             Rmkt HP ENVIZEX SCSI/PCMCIA ad
C3224B     +                5K             Token Ring/PCMCIA Card
C3229A     +                5K             Special Customer 3270 Keyboard
C3230AR    +                5K             Rmkt HP ENTRIA color X termina
C3231A     +                5K             HP ENTRIA mono X Terminal - 4
C3233A     +                5K             HP ENTRIA mono X Terminal - 4M
C3234AR    +                5K             Rmkt HP ENTRIA hi-res color X
C3238A     +                5K             HP ENTRIA Cable Management Uni
C3240A     +                5K             HP X Terminal PCMCIA adapter c
C3241A     +                5K             HP 3270 Style Keyboard
C3242A     +                5K             HP side stand
C3253A     +                5K             ENVIZEX "p" Series base unit (
C3257A     +                5K             100VG-AnyLAN Network Adapter
C3259A     +                5K             HP ENVIZEX Cable Management Un
C3262A     +                5K             ENTRIA Plus Station - Color -
C3264A     +                5K             ENTRIA Plus High Res Color Bas
C3370A     +                4A             HP 700/70 serial mouse
C3372A     +                4A             700/60ES MHz Upgrade
C3550RR    +                5K             Rmkt 1x2GB FWD SCSI-2 storage
C3550T     +                5K             1x2 GB FWD SCSI-2 Storage Subs
C3550TR    +                5K             Rmkt 1x2 GB FWD SCSI-2 storage
C3551R     +                5K             2x2 GB FWD SCSI-2 Storage Subs
C3551RR    +                5K             Rmkt 2x2GB FWD SCSI-2 storage
C3551RZ    +                5J             2x2 GB half height FWD SCSI-2
C3551T     +                5K             2x2 GB FWD SCSI-2 Storage Subs
C3551TR    +                5K             Rmkt 2x2GB FWD SCSI-2 storage
C3553RZ    +                5J             4x2 GB half height FWD SCSI-2
C3554U     +                5K             2 GB Fast Wide SCSI Disk Expan
C3554UR    +                5K             Rmkt 2GB fast wide SCSI disk e
C3556U     +                5H             4 GB DDS DC DAT drive expansio
C3560UR    +                5K             Rmkt 600MB CD ROM expansion ki
C3660R     +                5K             1X1 GB SE SCSI-2 Storage Rack
C3660T     +                5K             1X1 GB SE SCSI-2 Storage Tower
C3662R     +                5K             1X1 GB FWD Storage Rack
C3662T     +                5K             1X1 GB FWD minitower cabinet
C3663U     +                5K             1GB Fast Wide Upgrade Kit
C4000AR    +                2B             Rmkt Model C30 printer 100-127
C4001AR    +                2B             Rmkt Model C30 printer 200-240
C4002AR    +                2B             Rmkt Model C30D printer 100-12
C4003AR    +                2B             Rmkt C30D printer 200-240 V, 5
C4004A     +                2C             2500 sheet paper input accesso
C4004AR    +                2C             Rmkt 2500 sheet paper input ac
C4015A     +                3C             Developer unit for C30/C30D pr
4016A      +                2C             1200 sheet paper input accesso

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000

PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE

C4016AR    +            2C                 Rmkt 1200 sheet paper input ac
C4674A     +            2C                 1400 sheet paper output access
C4674AR    +            2C                 Rmkt 1400 sheet paper output a
C4679A     +            2C                 Hard disk upgrade for C30/C30D
C4681A     +            3C                 PostScript 2 upgrade for HP500
C5130F     +            5S                 Drive conversion kit for Model
C5130G     +            5H                 Drive conversion kit for Model
C5131F     +            5S                 HP drive conversion kit for Mo
C5131G     +            5H                 Drive conversion kit for Model
C5132F     +            5S                 HP drive conversion kit for Mo
C5132G     +            5H                 Drive conversion kit for Model
C5133F     +            5T                 HP drive conversion kit for Mo
C5133G     +            5T                 Drive conversion kit for Model
C5134F     +            5S                 HP drive conversion kit for Mo
C5134G     +            5H                 Drive conversion kit for Model
C5135F     +            5S                 HP drive conversion kit for Mo
C5135F 0D4 +            NA                 Delete installation
C5135G     +            5H                 Drive conversion kit for Model
C5135G 0D4 +            NA                 Delete installation
C5135H 0D4 +            NA                 Delete installation
C5136F     +            5S                 HP drive conversion kit for Mo
C5136G     +            5H                 Drive conversion kit for Model
C5137F     +            5S                 HP drive conversion kit for Mo
C5137G     +            5H                 Drive conversion kit for Model
C5138F     +            5S                 HP drive conversion kit for Mo
C5138G     +            5H                 Drive conversion kit for Model
C5139F     +            5S                 HP conversion kit for Model 30
C5139G     +            5H                 Drive conversion kit for Model
C5141A     +            9Q                 HP DLTtape IIIXT data cartridg
C5141F     +            9Q                 HP DLTtape IV data cartridge,
C5142A     +            9Q                 HP DLT cleaning cartridge 1 pi
C5208A     +            5K                 MPEG Video Adapter Card
C5254R     +            5K                 2GB SE SCSI-2 Disk in Rack Enc
C5254RR    +            5K                 Rmkt 2GB SE SCSI-2 disk in rac
C5254RZ    +            5J                 Factory Racked 2GB SE SCSI-2 D
C5254T     +            5K                 2 GB SE SCSI-2 disk in Minitow
C5254TR    +            5K                 Rmkt 2 GB SE SCSI-2 disk in mi
C5255R     +            NA                 2x2 GB SE SCSI-2 disk in Rack
C5255RR    +            5K                 Rmkt 2x2 GB SE SCSI-2 disk in
C5255RZ    +            5K                 Factory racked 2x2 GB SE SCSI-
C5255T     +            5K                 2x2 GB SE SCSI-2 Disk in Minit
C5255TR    +            5K                 Rmkt 2x2 GB SE SCSI-2 disk in
C5256RZ    +            5K                 Factory racked 3x2 GB SE SCSI-
C5257U     +            5K                 2 GB SE SCSI-2 Disk External U
C5257UR    +            5K                 Rmkt 2GB SE SCSI-2 disk extern
C5258R     +            5K                 2 GB FWD SCSI-2 Disk in Rack E
C5258RR    +            5K                 Rmkt 2GB FWD SCSI-2 disk in ra
C5258T     +            5K                 2 GB FWD SCSI-2 Disk in Minito
C5258TR    +            5K                 Rmkt 2GB FWD SCSI-2 disk in mi
C5259R     +            5K                 2x2 GB FWD SCSI-2 Disk in Rack
C5259RR    +            5K                 Rmkt 2x2 GB FWD SCSI-2 disk in
C5259RZ    +            5K                 Factory racked 2x2 GB FWD SCSI
C5259T     +            5K                 2x2 GB FWD SCSI-2 Disk in Mini
C5259TR    +            5K                 Rmkt 2x2 GB FWD SCSI-2 disk in
C5260RZ    +            5K                 Factory racked 5x2 GB FWD SCSI
C5261U     +            5K                 2 GB FWD SCSI-2 Disk Ext Upgra
C5261UR    +            5K                 Rmkt 2GB FWD SCSI-2 disk ext u
C5262R     +            5K                 4 GB SE SCSI-2 disk in Rack En
C5262RR    +            5K                 Rmkt 4 GB SE SCSI-2 disk in ra
C5262RZ    +            5K                 Factory Racked 1x4 GB SE SCSI-
C5262T     +            5K                 4 GB SE SCSI-2 Disk in Minitow
C5262TR    +            5K                 Rmkt 4GB SE SCSI-2 disk in min
C5263U     +            5K                 4 GB SCSI-2 Disk External Upgr
C5263UR    +            5K                 Rmkt 4 GB SCSI-2 disk external
C5264R     +            5K                 4 GB FWD SCSI-2 Disk in Rack E
C5264RR    +            5K                 Rmkt 4 GB FWD SCSI-2 disk in r
C5264RZ    +            5K                 Factory racked 1x4 GB FWD SCSI
C5264T     +            5K                 4 GB FWD SCSI-2 disk in Minito
C5264TR    +            5K                 Rmkt 4 GB FWD SCSI-2 disk in m
C5265RZ    +            5K                 Factory racked 5x4 GB FWD SCSI
C5266U     +            5K                 4 GB FWD SCSI-2 Disk Ext Upgra
C5266UR    +            5K                 Rmkt 4 GB FWD SCSI-2 disk ext
C5543U     +            5K                 4X speed CD-ROM Expansion Kit
C5620A     +            2D                 HP 5000 D640 Printer (120-127V
C5620B     +            2D                 HP 5000 D640 Printer (200-240V
C5621A     +            2D                 High Capacity Input for HP 500
C5622A     +            2D                 High Capacity Input for HP 500
C5623A     +            2D                 High Capacity Output for HP 50
C5624A     +            2D                 High Capacity Output for HP 50
C5625A     +            3P                 Standard Paper Tray for HP 500
C5630A     +            3C                 HP 5000 D640 Postscript Level
C5634A     +            3P                 Custom Paper Tray for HP 5000
C5635A     +            3P                 16 Megabytes memory for HP 500
CMTX-20000A+            3C                 Add'l links for comFAX S/W, li
CMTX-40000A+            3C                 comFAX Manuals, German Languag
CMX1500A   +            3C                 FAX Gateway for HP-OpenMail, l
CSDG-100000+            3C                 INTEGRA-SME f.PC S/W Mgmt.& Di
CSDG-100001+            3C                 Boot PROMs for INTEGRA-SME, li
CSDG-100002+            3C                 Boot PROM license for INTEGRA-
CSDG-100003+            3C                 SecurityBoot PROMs f.INTEGRA-S
CSDG-100009+            3C                 Manuals for INTEGRA-SME
CSDG-100010+            3C                 Software for INTEGRA-SME, lice
D1717F     +            3C                 AdvanceLink Asian Version
D2355A     +            NA                 OpenView DTC Manager
D2412A     +            3C                 HP OfficeFax for HP DeskManage
D2413A     +            3C                 HP OfficeFax for OpenMail:Seri
D2420B     +            3C                 HP OfficeFax for OpenMail:LAN
D2506A     +            3C                 HP Software Vendor - PC Softwa
DLT4000S   +            5C                 DLT4000 20/40 GB Cartridge Tap
E1005AR    +            4Q                 Rmkt HP 3070 testhead - not fo
E1481A     +            1P                 VXIbus Driver For Embedded Con
E1481L     +            1P                 VXIbus Driver License-To-Use
E1482B     +            7A                 VXIbus Extender (VXIbus-to-MXI
E1489C     +            5C                 MXI Interface for S/700 + Soft
E1497A     +            7A                 V743/64 VXI Embedded Controlle
E1498A     +            7A                 V743/100 VXI embedded controll
E1570C     +            3C                 LTU C-SCPI Dev Env for HP V382
E1570D     +            3C                 LTU C-SCPI Dev Env for HP V382
E1572B     +            3C                 LTU C-SCPI Dev. Env. for S700,
E1573A     +            3C                 VXI drivers/development env fo
E1580C     +            3C                 C-SCPI lic-to-run for HP V382,
E1580D     +            3C                 C-SCPI lic-to-run for HP V382,
E1581B     +            3C                 C-SCPI lic-to-run for HP RADI-
E1582B     +            3C                 C-SCPI lic-to-run for HP S700
E1583A     +            3C                 VXI drivers/LTU for V743rt
E2011A     +            3C                 TestExec SL 1.5 for Win95
E2021A     +            3C                 TestExec SL 1.5 for HP-UX Seri
E2040B     +            3C                 HP BASIC/UX 300 Media/Document
E2040BJ    +            3C                 HP BASIC/WS Media/Documentatio
E2040K     +            3C                 HP BASIC/UX Documentation Only
E2040KJ    +            3C                 BASIC Docs Only
E2040L     +            3C                 HP BASIC/UX License-To-Use
E2040LJ    +            3C                 BASIC License
E2045A     +            3C                 HP BASIC/UX S700 media and doc
E2045AJ    +            3C                 HP BASIC/UX S700 media & doc.
E2045B     +            3C                 HP BASIC/UX 700 media and docu
E2046A     +            3C                 HP BASIC/UX S700 License-to-us
E2046AJ    +            3C                 HP BASIC/UX S700 License-to-us
E2047A     +            3C                 HP BASIC/UX S700 Documentation
E2050A     +            7A                 LAN/HP-IB Gateway

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                Exhibit A3000


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

E2051A        +             7A             Rack mount kit for LAN/HP-IB G
E2060B        +             3C             HP BASIC for Windows w/HP BASI
E2061A        +             3C             HP BASIC for Windows CSUB Util
E2062A        +             3C             HP BASIC for Windows Numeric C
E2063A        +             3C             HP BASIC for Windows Revision
E2070C        +             5C             HP-IB Interface for S/700
E2071C        +             5C             High Speed HPIB Interface for
E2074B        +             4A             GPIO for S/700
E2075A        +             4A             GPIO for PC
E2085D        +             3C             SRM/UX on HP-UX 9.0
E2085E        +             3C             SRM/UX on HP-UX 10.0
E2091A        +             3C             Std Inst. Cntrl. Lib. for S700
E2091D        +             3C             I/O Libraries for HP-UX 9.x &
E2091E        +             3C             I/O Libraries for HP-UX 10.20
E2092A        +             3C             Std Inst. Cntrl. Library for V
E2092C        +             3C             Std Inst Cntrl Lib - V382/S382
E2094D        +             3C             I/O Libraries for WIN 3.1/NT/9
E2094E        +             3C             I/O Lib for Inst Cntl for Win
E2110C        +             3C             HP VEE for Series 300 Rev. 3.X
E2111D        +             3C             HP VEE 3.2 for Series 700/HP-U
E2112B        +             3C             HP VEE 2.1 for SunOS License T
E2112C        +             3C             HP VEE for Solaris Rev. 3.X.
E2112D        +             3C             HP VEE 3.2 for Solaris
E2117D        +             3C             HP VEE 3.2 Site License
E2120C        +             3C             HP VEE 3.1 for Windows 3.1
E2120D        +             3C             HP VEE 3.2 for Windows 95 & Wi
E2161A        +             3C             HP BASIC Plus Media and Doc. f
E2161AJ       +             3C             HP BASIC Plus Media and Doc. (
E2162A        +             3C             HP BASIC Plus for Measurement
E2162AJ       +             3C             HP BASIC Plus for Mea. Copro.
E2163A        +             3C             HP BASIC Plus Media and Doc. S
E2163AJ       +             3C             HP BASIC Plus Media/Doc. S700
E2163B        +             3C             HP BASIC Plus Media and Doc. S
E2165A        +             3C             HP BASIC Plus License-to-use
E2165AJ       +             3C             HP BASIC Plus License-to-use (
E2700A        +             2C             HP Enterprise Link Software fo
E2705A        +             2C             SCL(R) 3.6 TCL Extensions to R
E2706A        +             2C             SCL(R) 3.6 TCL Extensions to R
E3321A        +             4A             IC-MS Manuals
E3330A        +             4A             IC-MS Test Manager, Single Use
E3331A        +             4A             IC-MS Test Manager, Site mainf
E4450A        +             5E             North America 100-120V PDU fpr
E4452A        +             5E             Power Distribution Unit
E4453A        +             5E             Power Distribution Unit
E4454A        +             5E             North America 100-120V PDU for
E4456A        +             5E             HP Power Distribution Unit, NA
E4457A        +             5E             HP Power Distribution Unit,INT
E4464A        +             5E             1.1m Front Door for C2785A Cab
E4465A        +             5E             1.6m Front Door for C2786A Cab
E4466A        +             5E             1.1m Rack Tie Kit for E3660A a
E4468A        +             5E             1.6m Rack Tie Kit for E3661A a
E4469A        +             5E             HP Rack Tie-together kit for 2
E4470A        +             5E             HP Extractor fan, 100-120V
E4471A        +             5E             HP Extractor fan, 200-240V
E4472A        +             5E             Power Distribution Unit Instal
E5930A        +             5E             HP UPS power dist.unit 120-240
E5931A        +             5E             HP UPS power dist.unit 200-240
E5932A        +             5E             HP UPS power dist.unit 200-240
E5933A        +             5E             HP UPS power dist.unit 100-240
E7686A        +             5E             PDU special mounting brackets
E7687A        +             5E             HP 220V exhaust fan assy for 1
E7693A        +             5E             BTBR mounting hardware kit
FUP00106      +             3C             UPS PWA20 / 1.0 - 6 mins, onli
FUP00115      +             3C             UPS PWA20 / 1.0 - 15 mins, onl
FUP00125      +             3C             UPS PWA20 / 1.0 - 25 mins, onl
FUP00135      +             3C             UPS PWA20 / 1.0 - 35 mins, onl
FUP01257      +             3C             UPS PWA30 / 1.25 - 7 mins, onl
FUP12530      +             3C             UPS PWA30 / 1.25 - 30 mins, on
FUP1253R      +             3C             Rackmounted UPS PWA 30 / 1.25
FUP1257R      +             3C             Rackmounted UPS PWA 30 / 1.25
FUP15006      +             3C             UPS PWA30 / 1.5 - 6 mins, onli
FUP15028      +             3C             UPS PWA30 / 1.5 - 28 mins, onl
FUP1506R      +             3C             Rackmounted UPS PWA 30 / 1.5 -
FUP1528R      +             3C             Rackmounted UPS PWA 30 / 1.5 -
FUP18005      +             3C             UPS PWA30 / 1.8 - 5 mins, onli
FUP18025      +             3C             UPS PWA30 / 1.8 - 25 mins, onl
FUP1805R      +             3C             Rackmounted UPS PWA 30 / 1.8 -
FUP1825R      +             3C             Rackmounted UPS PWA 30 / 1.8 -
FUP25009      +             3C             UPS PWA30 / 2.5 - 9 mins, onli
FUP25022      +             3C             UPS PWA30 / 2.5 - 22 mins, onl
FUP2509R      +             3C             Rackmounted UPS PWA 30 / 2.5 -
FUP2522R      +             3C             Rackmounted UPS PWA 30 / 2.5 -
FUP50015      +             3C             UPS PWA20 / 0.5 - 15 mins, onl
FUP50030      +             3C             UPS PWA20 / 0.5 - 30 mins, onl
FUP50060      +             3C             UPS PWA20 / 0.5 - 60 mins, onl
FUP80010      +             3C             UPS PWA20 / 0.8 - 10 mins, onl
FUP80020      +             3C             UPS PWA20 / 0.8 - 20 mins, onl
FUP80030      +             3C             UPS PWA20 / 0.8 - 30 mins, onl
FUPS-8079RA   +             3C             19 inch rackmounted PS20/0.5
FUPS-8079RB   +             3C             19 inch rackmounted PS20/0.5
FUPS-8079RC   +             3C             19 inch rackmounted PS20/0.5
FUPS-8079RD   +             3C             19 inch rackmounted PS20/0.8
FUPS-8079RE   +             3C             19 inch rackmounted PS20/0.8
FUPS-8079RF   +             3C             19 inch rackmounted PS20/0.8
FUPS-8079RG   +             3C             19 inch rackmounted PS20/1.2
FUPS-8079RH   +             3C             19 inch rackmounted PS20/1.2
FUPS-8079RI   +             3C             19 inch rackmounted PS20/1.6
FUPS-8079RJ   +             3C             19 inch rackmounted PS20/1.6
FUPS-8079RK   +             3C             19 inch rackmounted PS20/2.0
FUPS-8079RL   +             3C             19 inch rackmounted PS20/2.0
FUPS-8079BA   +             5P             UPS PS30/3.0-10, On-Line UPS
FUPS-8079BB   +             5P             UPS PS30/3.0-20, On-Line UPS
FUPS-8079BD   +             5P             UPS PS30/4.0-10, On-Line UPS
FUPS-8079BE   +             5P             UPS PS30/4.0-30, On-Line UPS
FUPS-8079BG   +             5P             UPS PS30/5.0-10, On-Line UPS
FUPS-8079BH   +             5P             UPS PS30/5.0-25, On-Line UPS
FUPS-8079BI   +             5P             UPS PS30/6.0-10, On-Line UPS
FUPS-8079BJ   +             5P             UPS PS30/6.0-25, On-Line UPS
FUPS-8079MP   +             5P             4-way Interface Multiplexor
FUPS-8079SS   +             3C             Auto-shutdown Software - licen
G1060A        +             5C             HPUX Workstation for Analytica
G1450S        +             5P             New HP ChemServer or HP ChemLM
GSMC115B      +             5C             UPS system online static bypas
GSMC115C      +             5C             UPS sys online static bypass 5
GSMC317B      +             5C             UPS sys. online static bypass
GSMC317C      +             5C             UPS system online static bypas
GSMCS20A      +             5C             UPS system online static bypas
GSMCS30A      +             3C             UPS system online static bypas
GSMEV03A      +             3A             UPS system line interactive xx
GSMEV05A      +             3A             UPS system line interactive xx
GSMEV08A      +             3A             UPS system line interactive xx
GSMEV11A      +             3A             UPS system line interactive xx
GSMEV13A      +             3A             UPS system line interactive xx
GSMEV17A      +             3A             UPS system line interactive xx
GSMEV20A      +             3A             UPS system line interactive xx
GSMEVR1A      +             3C             Rack Mount Kit for PowerView U
GSMSLANA      +             NA             LAN interface for UPS systems
GSMUMGRA      +             3C             UPS Shutdown software HP-UX sy
H2521A        +             NA             OSI Overview Self Paced Course
H5105A        +             NA             Starter Kit UNIX CBT License
H5291A        +             NA             PerfView Agent for MPE-iX
H5682A        +             NA             Personalized System Support
H6235AA       +             NA             PSS Additional Services for 0S
HMBDW05B      +             3C             Exceed for Windows, 5 user lic
HMBDW10B      +             3C             Exceed for Windows, 10 user li
HMBDW1NB      +             3C             Exceed for Windows, 1 user lic
HMBDWNSB      +             3C             Exceed for Windows, user based
HPSNET01      +             3C             NetSpector for HP OpenView, LT
HPSNETSP      +             3C             NetSpector for HP OpenView, me
HST1DAER      +             3C             HP-SCSI DAT Autochanger HP9000
HSTL-8X4      +             3C             HERSTAL HP-SCSI DAT Autochange
IGNT005A      +             3C             NTrigue Workgroup, NT based ap
IGNT015A      +             3C             NTrigue Global NT based appl.
INTE-8079AB   +             3C             M800 FDDI Concentrator/4 UTP M
INTE-8079AD   +             3C             M800 FDDI Concentrator/8 UTP M
INTE-8079AE   +             3C             M800 FDDI Concentrator/4 Fiber
INTE-8079AF   +             3C             M800 FDDI Concentrator/8 Fiber
INTE-8079AG   +             3C             M800 FDDI Concentrator/12 Fibe
INTE-8079AH   +             3C             FH1600 FDDI Concentrator/12 Fi
INTE-8079AI   +             3C             FH1600 FDDI Concentrator/16 Fi
INTE-8079AJ   +             3C             M800 FDDI Concentrator Chassis
INTE-8079AK   +             3C             M800/FH1600 FDDI Concentrator
INTE-8079AL   +             3C             M800/FH1600 FDDI Concentrator
INTE-8079AM   +             3C             M800/1600 Concentrator Fiber P
INTE-8079AN   +             3C             M800/FH1600 Singlemode Fiber P
INTE-8079AO   +             3C             M800/1600 Concentrator UTP PHY
INTE-8079AQ   +             3C             FH1600 Concentrator Power Supp
INTE-8079AR   +             3C             FH1600 FDDI Concentrator Chass
INTE-8079AX   +             3C             Dual Attach STP FDDI Adapter:
INTF-000030   +             3C             BS2000 BAM Bundle f. Series 70
INTF-000099   +             3C             HP-SIEMENS connectivity add.do
IPH100BT      +             NA             100 BaseT EISA NIC for HP EISA
IPHSHDF1      +             5P             EISA FDDI Adapter DAS Fiber -
IPHSHDF5      +             5P             EISA FDDI Adapter DAS Fiber -
IPHSHSF1      +             5P             EISA FDDI Adapter SAS Fiber -
IPHSHSF5      +             5P             EISA FDDI Adapter SAS Fiber -
IPHSHSU1      +             5P             EISA FDDI Adapter SAS UTP - 12
J1055AA       +             3C             HP OpenView DM 4.X license
J1056AA       +             3C             HP OpenView DM 4.X Upgrade lic
J1057AA       +             3C             HP OpenView DM 4.X SNMP Upgrad
J1058AB       +             3C             HP OpenView DM Dev Kit 4.X lic
J1059AB       +             3C             HP OV DM Dev Kit 4.X Upgrade L
J1060AB       +             3C             HP OV DM Dev Kit 4.X SNMP Upg


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                     Exhibit A3000


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

J1061AA    +                3C             HP OpenView DM Agent 4.X licen
J1062AB    +                3C             HP OV DM Agent Dev Kit 4.X lic
J1063AA    +                3C             HP OV DM Platform 4.0 Media En
J1063AJ    +                3C             HP OpenView DM 4.0 Japanese me
J1063BA    +                NA             HP OV DM Platform Media
J1063BJ    +                NA             HP OV DM Platform Media HP Jap
J1063CA    +                3C             HP OpenView DM 4.21 Platform -
J1063CJ    +                3C             HP OV DM 4.21 Platform - Media
J1064AA    +                3C             HP OpenView DM Dev Kit 4.0 Eng
J1064AJ    +                3C             HP OV DM Dev Kit 4.0 Japanese
J1064BA    +                NA             HP OV DM Dev Kit Media HP
J1064BJ    +                NA             HP OV DM Dev Kit Media HP Japa
J1064CA    +                3C             HP OpenView DM 4.21 Dev Kit -
J1064CJ    +                3C             HP OV DM 4.21 Dev Kit - Media
J1065AA    +                3C             HP OV DM Agent 4.0 English med
J1065BA    +                NA             HP OV DM Agent Platform Media
J1065CA    +                3C             OpenView DM 4.21 Agent Platfor
J1066AA    +                3C             HP OV DM Agent Dev Kit 4.0 Eng
J1066BA    +                NA             HP OV DM Agent Dev Kit Media
J1066CA    +                3C             HP OpenView DM 4.21 Agent DevK
J1067AA    +                3C             HP OV DM 4.0 Sun English media
J1067BA    +                NA             HP OV DM Platform Media Sun
J1067CA    +                3C             HP OV DM 4.21 Platform CD Medi
J1068AA    +                3C             HP OV DM Dev Kit 4.0 Sun Engli
J1068BA    +                NA             HP OV DM Dev Kit Media Sun SPA
J1068CA    +                3C             HP OV DM 4.21 Platform Dev Kit
J1069AA    +                3C             HP OV DM Agent 4.0 Sun English
J1069BA    +                NA             HP OV DM Agent Platform Media
J1069CA    +                3C             HP OV DM 4.21 Agent CD Media S
J1070AA    +                3C             HP OV DM Agent Dev Kit Sun Eng
J1070BA    +                NA             HP OV DM Agent Dev Kit Media S
J1070CA    +                3C             HP OV DM 4.21 Agent Dev Kit CD
J1071AA    +                3C             HP OV DM Platform 4.0 manual (
J1071AJ    +                3C             HP OV DM Platform 4.0 manual (
J1071BA    +                NA             HP OV DM Platform 4.1 Doc HP
J1071BJ    +                NA             HP OV DM Platform Doc HP Japan
J1071CA    +                3C             HP OV DM Platform 4.21 Manuals
J1071CJ    +                3C             HP OV DM 4.21 Platform Doc - J
J1072AA    +                3C             HP OV DM Dev Kit 4.0 manual (E
J1072AJ    +                3C             HP OV DM Dev Kit 4.0 manual (J
J1072BA    +                NA             HP OV DM Dev Kit Media & Manua
J1072BJ    +                NA             HP OV DM Dev Kit HP-UX Japanes
J1072CA    +                3C             HP OV DM 4.21 Dev Kit Manuals
J1072CJ    +                3C             OV DM 4.21 Dev Kit HP-UX Japan
J1073AA    +                3C             HP OV DM Agent Platform 4.0 ma
J1073BA    +                NA             HP OV DM Agent Platform HP-UX
J1073CA    +                3C             HP OV DM 4.21 Agent Platform H
J1074AA    +                3C             HP OV DM Agent Dev Kit 4.0 man
J1074BA    +                NA             OV DM Agent Dev Kit HP-UX Manu
J1074CA    +                3C             OV DM 4.21 Agent Dev Kit HP-UX
J1075AA    +                3C             HP OV DM Platform 4.0 Sun manu
J1075BA    +                NA             HP OV DM Platform Sun SPARC Do
J1075CA    +                3C             HP OV DM 4.21 Platform Documen
J1076AA    +                3C             HP OV DM Dev Kit 4.0 Sun manua
J1076BA    +                NA             HP OV DM Dev Kit Sun SPARC Man
J1076CA    +                3C             HP OV DM 4.21 Platform Dev Kit
J1077AA    +                3C             HP OV DM Agent Platform 4.0 Su
J1077BA    +                NA             HP OV DM Agent Platform Sun SP
J1077CA    +                3C             HP OV DM 4.21 Agent Manuals (S
J1078AA    +                3C             HP OV DM Agent Dev Kit 4.0 Sun
J1078BA    +                NA             OV DM Agent Dev Kit Sun SPARC
J1078CA    +                3C             HP OV DM 4.21 Agent Dev Kit Ma
J1079AA    +                3C             HP GDMO Modeling Tool LTU
J1080AA    +                3C             HP OV GDMO Model Tool Media HP
J1081AA    +                3C             HP OV GMT 1.1 media, SunOS
J1082AA    +                3C             HP OV GMT 1.1 media, Solaris -
J1083AA    +                3C             HP OV GMT 1.1 manuals
J1084AA    +                3C             HP OV GMT 1.1 manuals, Sun
J1085AA    +                NA             HP OV MOT LTU
J1086AA    +                NA             HP OV Managed Object Toolkit m
J1088AA    +                NA             HP MOT 1.0 CD-ROM Media Solari
J1089AA    +                NA             HP MOT 1.0 manuals for HP/Sun.
J1091AB    +                3C             HP OV ECS Designer LTU
J1092AB    +                3C             HP OV ECS Engine for DM LTU
J1093AA    +                3C             HP OV ECS Designer & Engine fo
J1095AA    +                3C             HP OV ECS Designer Manuals (HP
J1096AA    +                3C             HP OV ECS Engine DM Manuals (H
J1100CA    +                3C             HP OpenView OPI 4.X Dev Kit LT
J1101CA    +                3C             HP OV OPI 4.21 CD Media - HP-U
J1102CA    +                3C             HP OpenView OPI 4.x Stack Lice
J1103CA    +                3C             HP OV OPI 4.21 Dev Kit Manuals
J1104AA    +                3C             HP OpenView AT LTU
J1105AA    +                3C             HP OV Agent Tester CD-ROM Medi
J1106AA    +                3C             HP Agent Tester 1.0 CD-ROM Med
J1107AA    +                3C             HP Agent Tester 1.0 manuals fo
J1119CA    +                3C             HP OV OPI 4.21 CD Media - Sun
J1164AB    +                NA             HP OpenView NNM 4.x LTU
J1165AB    +                NA             HP OV Entry NNM 4.x LTU
J1166AB    +                NA             NNM SNMP Platform Dev Kit 4.x
J1167AB    +                NA             SNMP Plat or Dev to Entry NNM
J1169AB    +                NA             HP OV Entry NNM to full NNM Up
J1170AA    +                NA             HP OV NNM HP-UX CD-ROM Media
J1170AJ    +                NA             HP OV NNM HP-UX CD-ROM Media J
J1170BA    +                3C             HP OpenView NNM 4.1 HP-UX CD-R
J1170BJ    +                3C             HP OV NNM 4.11 HP-UX CD-ROM Me
J1171AA    +                NA             HP OV NNM Sun Media CD-ROM
J1171AJ    +                NA             HP OV NNM Sun Media CD-ROM Jap
J1171BA    +                3C             HP OpenView NNM 4.1 Sun CD-ROM
J1171BJ    +                3C             HP OV NNM 4.11 Sun CD-ROM Medi
J1172AA    +                NA             HP OV NNM Manuals
J1172AJ    +                NA             HP OV NNM Manuals Japan
J1172BA    +                3C             HP OpenView NNM 4.1 Manuals
J1172BJ    +                3C             HP OpenView NNM 4.11 Manuals (
J1173AB    +                NA             HP OV NNM 4.x Dev Toolkit LTU
J1174AB    +                NA             OV SNMP to NNM Dev Toolkit Upg
J1175AA    +                NA             OV NNM HP-UX Dev Toolkit Media
J1175BA    +                3C             OV NNM Dev Toolkt 4.1 HP-UX CD
J1176AA    +                NA             OV NNM Sun Dev Toolkit Media C
J1176BA    +                3C             OV NNM Dev Toolkt 4.1 Sun CD-R
J1177AA    +                NA             OV NNM Dev Toolkit Manuals
J1177BA    +                3C             HP OV NNM Dev. Toolkit 4.1 Man
J1182AB    +                3C             HP OV Extensible SNMP Agent 4.
J1183AA    +                3C             Extensible SNMP Agent HP-UX CD
J1184AA    +                3C             Extensible SNMP Agent Sun CD-R
J1185AB    +                3C             HP OV Extensible SNMP Agent Up
J1545AA    +                3C             Netscape FastTrack Srvr V2 Lic
J1546BA    +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1546CA    +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1547BA    +                3C             Nscp FastTrack 2.0 US/Can M/M
J1547CA    +                3C             Nscp FastTrack 2.0 US/Can M/M
J1548AA    +                3C             Netscape Enterprise Srvr V2 Li
J1549BA    +                3C             Nscp Enterprise 2.0 M/M 10.1 H
J1549CA    +                3C             Nscp Enterprise Srvr 2.0 M/M 1
J1550BA    +                3C             Nscp Enterprise 2.0 US/Can M/M
J1550CA    +                3C             Nscp Enterprise 2.0 US/Can M/M
J1551AA    +                3C             Netscape Proxy Server V2 Lic H
J1552BA    +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1552CA    +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1553BA    +                3C             Nscp Proxy 2.0 US/Can M/M 10.1
J1553CA    +                3C             Nscp Proxy 2.0 US/Can M/M 10.2
J1554AA    +                3C             Netscape Catalog Srvr V1 Licen
J1555AA    +                3C             Netscape Mail Server V2 Licens
J1556AA    +                3C             Netscape News Server V2 Licens
J1557AA    +                3C             Netscape LiveWire Pro V2 Licen
J1558AA    +                3C             Netscape LiveWire V2 License H
J1566AA    +                3C             Netscape FastTrack Srvr V2 Lic
J1567BA    +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1567CA    +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1568BA    +                3C             Nscp FastTrack 2.0 US/Can M/M
J1568CA    +                3C             Nscp FastTrack 2.0 US/Can M/M
J1569AA    +                3C             Nscp Enterprise Srvr V2 Lic. H
J1570BA    +                3C             Nscp Enterprise 2.0 M/M 10.1 H
J1570CA    +                3C             Nscp Enterprise 2.0 M/M 10.2 H
J1571BA    +                3C             Nscp Enterprise 2.0 US/Can M/M
J1571CA    +                3C             Nscp Enterprise 2.0 US/Can M/M
J1572AA    +                3C             Netscape Proxy Srvr V2 Lic HP
J1573BA    +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1573CA    +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1574BA    +                3C             Nscp Proxy 2.0 US/Can M/M 10.1
J1574CA    +                3C             Nscp Proxy Srvr 2.0 US/Can M/M
J1575AA    +                3C             Netscape Catalog Srvr V1 Licen
J1576AA    +                3C             Netscape Mail Srvr V2 License
J1577AA    +                3C             Netscape News Srvr V2 License
J1578AA    +                3C             Netscape LiveWire Pro V2 Licen
J1579AA    +                3C             Netscape LiveWire License HP W
J1582AA    +                3C             Netscape and HP Internet Serve
J1583AA    +                3C             FastTrack LiveWire HP Internet
J2060A     +                5H             DTC 16TN Telnet Terminal Serve
J2060AR    +                5G             Rmkt DTC 16TN telnet terminal
J2060AZ    +                5J             DTC16TN integrated terminal se
J2062AR    +                5H             Rmkt DTC16iX LAN multiplexer
J2063A     +                5H             DTC16MX Communications Server
J2063AZ    +                5K             DTC16MX integrated in cabinet
J2064A     +                5H             DTC 16RX Routable Datacomm Ser
J2064AR    +                5H             Rmkt DTC 16RX routable datacom
J2064AZ    +                5H             DTC 16RX Factory integrated
J2070A     +                5H             DTC72MX Communication Server
J2070AR    +                5H             Rmkt DTC 72MX communication se
J2070AZ    +                5K             DTC 72 MX factory integrated
J2076A     +                5H             24 Port RS-232 Direct Connect

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                      Exhibit A3000

PRODUCT       COLUMN        WARRANT        DESCRIPTION
                            CODE

J2076AR    +                5H             Rmkt 24 port RS 232 direct con
J2077A     +                5H             24 Port RS-423 Direct Connect
J2079A     +                5H             Add-on 72MX X.25 Network Acces
J2080A     +                5H             HP 3000 Telnet Access Card for
J2084A     +                5H             Racking kit for 5 DTC MDPs
J2084AZ    +                5K             Factory integrated
J2085A     +                5K             Add-ons for DTC16iX, 16TN and
J2087A     +                5H             Racking kit for 10 DTC MDPs
J2087AZ    +                5K             Factory integrated
J2092A     +                5K             HP-PB 16 port RS-232 direct co
J2092AR    +                5K             Rmkt HP-PB 16 port RS-232 dire
J2092AZ    +                5J             Integrated 16 port RS-232 MUX
J2092AZR   +                2B             Rmkt Integrated 16 port RS-232
J2093A     +                5K             HP-PB 16 channel RS-423 Direct
J2093AZ    +                5H             16 port RS-423 DC MUX, factory
J2094A     +                5K             HP-PB 16 Channel RS-232C MODEM
J2094AR    +                5K             Rmkt HP-PB 16 channel RS-232-C
J2094AZ    +                5H             16 port RS-232 Modem MUX, fact
J2094AZR   +                5H             Rmkt 16 port RS-232 Modem MUX
J2096A     +                5G             HP-PB 32 port RS-232 direct co
J2096AR    +                5G             Rmkt HP-PB 32 port RS-232 dire
J2096AZ    +                5J             Integrated 32 port RS-232-C MU
J2096AZR   +                5J             Rmkt integrated 32 port RS-232
J2115A     +                2C             HP SS7 Platform on S/800 syste
J2120A     +                5A             HP DTC Manager/UX Media for Se
J2122A     +                3C             ACT Server for use with AT&T G
J2140A     +                5K             NS/9000 LTU for the Series 700
J2140BA    +                3C             VT3K/9000 Series 700 System li
J2146A     +                5K             LAN/9000 Link for HP-PB based
J2146AR    +                5K             Rmkt LAN/9000 Link for HP-PB
J2157A     +                5K             HP FDDI/9000 for Series 800
J2159A     +                5K             X.25 link for HP9000 S700 work
J2160A     +                3C             HP OTS/9000 LTU for Series 700
J2163A     +                3C             HP FTAM/9000 LTU & media for S
J2165A     +                5K             HP Token Ring/9000 For Series
J2166A     +                5K             HP Token Ring/9000 for Series
J2166AR    +                5K             Rmkt HP Token Ring/9000 for Se
J2167A     +                5H             Token Ring 3000/iX Network Lin
J2220A     +                5K             SNAplusLink for Servers
J2221A     +                3C             SNAplus 3270 License and Media
J2222A     +                3C             SNAplusRJE License and Media f
J2223A     +                3C             SNAplusAPI License and Media f
J2224A     +                3C             SNAplus3179G License and Media
J2226A     +                3C             SNAplusLink LTU/Media for Seri
J2227A     +                3C             SNAplus3270 LTU/media English
J2228A     +                3C             SNAplusRJE LTU/media for Serie
J2229A     +                3C             SNAplusAPI license for Series
J2230A     +                3C             SNAplus3179G LTU/media for Ser
J2234A     +                3C             SNAplusRJE LTU/media for Serie
J2237A     +                3C             STREAMS/UX License for HP 9000
J2239A     +                3C             NetWare v3.11 for HP 9000 S700
J2240A     +                3C             NetWare v3.11 for HP 9000 S800
J2243A     +                3C             NetWare/700 v3.11 for SF38 - l
J2244A     +                3C             Appletalk Services license for
J2245A     +                5K             FDDI/iX Network Link for the H
J2249A     +                5K             SNA/Token Ring Link/iX for the
J2250A     +                3C             Media & manuals for Token Ring
J2250AR    +                3C             Rmkt Media & manuals for Token
J2253A     +                NA             NetWare for the HP 3000 Trial
J2256AA    +                3C             HP 9000 Server LAN Manager v2.
J2317A     +                3C             HP OV S/6/7/800 Network Node M
J2317AJ    +                3C             HP OV Japan NNM media and manu
J2318A     +                3C             HP OV Sun SPARC Network Node M
J2320A     +                3C             DM Dev Kit S6/7/800 Media & Ma
J2320AJ    +                3C             HP OV DM Dev (Japan) media and
J2321A     +                3C             DM Dev Kit for Sun SPARC Media
J2323A     +                3C             HP OV S6/7/800 Distributed Mgm
J2323AJ    +                3C             HP OV Japan DM media and licen
J2324A     +                3C             HP 9000 OV DM Platform for Sun
J2385A     +                3C             NetWare v3.11J, HP 9000 S700 L
J2386A     +                3C             NetWare v3.11J for S800 - Lice
J2390AA    +                3C             Fibre Channel Adapter Media an
J2391AA    +                3C             SNAplusLink backup media & doc
J2392AA    +                3C             DCE GDS Server License to use
J2393AA    +                3C             DCE GDS Server license-to-use.
J2399AA    +                3C             VT3K for HP9000 Servers Media/
J2400AA    +                3C             VT3K/9000 Series 700 Media and
J2455A     +                3C             ISDN BRI link Server Software
J2456A     +                5K             ISDN Link to Router upgrade
J2458A     +                5K             HP ISDN BRI Link for HP9000 Se
J2459A     +                5K             Rack Mount Kit for HP ISDN BRI
J2460A     +                5K             ISDN BRI link for HP9000 works
J2461A     +                5K             HP ISDN link to router upgrade
J2463B     +                5K             Cryptographic Security Module
J2467B     +                5H             EISA RS-232 MUX SW Driver with
J2482A     +                5H             EISA 8 port RS-232 MUX system
J2483A     +                5H             EISA 64 port RS-232 MUX system
J2484A     +                5J             16 port RS-232 RJ45 Port Modul
J2485A     +                5H             16 port RS-232 DB25 Port Modul
J2486A     +                5H             Power Supply for EISA MUX Port
J2487A     +                5H             Rack Mount Kit
J2488A     +                5H             RJ45 to HP-RJ45 converters
J2489A     +                5H             RJ45 to HP-DB25 converters
J2496A     +                3C             DTC 16 RX Management software
J2498A     +                5K             ATM/155 Mbps HP-HSC (EISA) Ada
J2501A     +                5H             16 port RS-422 RJ45 Port Modul
J2635AA    +                3C             Fibre Channel Adapter License
J2636AA    +                3C             TN3270 System License S/800
J2637AA    +                3C             TN3270 System license Series 7
J2638AA    +                5K             EISA Token Ring back up media/
J2645AA    +                5K             License & card for 100VG-AnyLA
J2646AA    +                3C             TN3270 Media & Documentation S
J2655AA    +                3C             Media and doc for 100VG-AnyLAN
J2656AA    +                3C             TN3270 Manuals for S/700 and S
J2658AA    +                3C             FDDI Backup Media and Document
J2665AA    +                3C             Netware SPXII/IPX Stack Media
J2667AA    +                3C             HP 9000 Wkst LAN Manager v2.2
J2668AA    +                3C             HP9000 Wkstn LAN Manager v2.2
J2669AA    +                NA             HP9000 Server LAN Manager v2.2
J2670AA    +                3C             HP 9000 Server NetWare v3.12 L
J2671AA    +                3C             HP9000 Srvr NetWare v3.12 Medi
J2672AA    +                3C             HP9000 Workstation NetWare v3.
J2673AA    +                3C             HP9000 Wkst NetWare v3.12 Medi
J2689AA    +                3C             Raptor Eagle Firewall Cert Man
J2689CA    +                3C             Raptor Eagle Sys 3.1 Server Me
J2693AA    +                3C             Raptor Eagle Firewall v3.1 Med
J2693CA    +                3C             Raptor Eagle Sys 3.1 Wkstn Med
J2694AA    +                3C             EISA 100VG AnyLAN License for
J2695AA    +                3C             EISA 100VG AnyLAN D Class Medi
J2702AA    +                3C             Raptor Eagle v3.1 US/Can M/M 1
J2702CA    +                3C             Raptor Eagle Sys 3.1 US/Can Sv
J2703AA    +                3C             Raptor Eagle 3.1 US/Can Media
J2703CA    +                3C             Raptor Eagle Sys 3.1 US/Can Wk
J2714AA    +                3C             Advanced Server 9000 for Works
J2715AA    +                3C             Advanced Server/9000 for Serve
J2716AA    +                3C             Advanced Server 9000 Server Me
J2719AA    +                3C             Advanced Server 9000 Workstati
J2720AA    +                3C             SNAplus2 Link Server License
J2721AA    +                3C             SNAplus2 APPN End Node Server
J2722AA    +                3C             SNAplus2 3270/3179G Server Lic
J2723AA    +                3C             SNAplus2 RJE Server License
J2724AA    +                3C             SNAplus2 API Server License
J2725AA    +                3C             SNAplus2 Link Server Media
J2726AA    +                3C             SNAplus2 APPN End Node Server
J2727AA    +                3C             SNAplus2 3270/3179G Server Med
J2728AA    +                3C             SNAplus2 RJE Server Media

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
J2729AA    +             3C                SNAplus2 API Server Media
J2740AA    +             3C                SNAplus2 Link Manuals
J2741AA    +             3C                SNAplus2 APPN End Node Manuals
J2742AA    +             3C                SNAplus2 3270/3179G Manuals
J2743AA    +             3C                SNAplus2 RJE Manuals
J2744AA    +             3C                SNAplus2 API Manuals
J2746AA    +             3C                Raptor Eagle Remote v3 Unl Nod
J2747AA    +             3C                Raptor Eagle Remote V3 200 Nod
J2748AA    +             3C                Raptor Eagle Remote V3 50 Node
J2749AA    +             3C                Raptor Eagle Remote V3 Srvr Up
J2750AA    +             3C                Raptor Eagle Remote V3 Srvr Up
J2751AA    +             3C                Raptor Eagle Configuration SW
J2752AA    +             3C                Raptor Eagle Remote V3 Unl Nod
J2753AA    +             3C                Raptor Eagle Remote V3 200 Nod
J2754AA    +             3C                Raptor Eagle Remote V3 50 Node
J2755AA    +             3C                Raptor Eagle Remote V3 Wkst Up
J2756AA    +             3C                Raptor Eagle Remote V3 Wkst Up
J2759AA    +             3C                100Base-T LAN Adapter License
J2760AA    +             3C                100Base-T LAN Adapter Media an
J2761AA    +             3C                Netscape SuiteSpot OMail Licen
J2762BA    +             3C                Netscape/ Internet Srvr Media
J2762CA    +             3C                Netscape/ Internet Srvr Media
J2763BA    +             3C                Netscape/ I Srvr US/Can Media
J2763CA    +             3C                Netscape/ I Srvr US/Can Media
J2764AA    +             3C                Netscape SuiteSpot OMail Licen
J2765BA    +             3C                Netscape/ Internet Srvr Media
J2765CA    +             3C                Netscape/ Internet Srvr Media
J2766BA    +             3C                Netscape/ I Srvr US/Can Media
J2766CA    +             3C                Netscape/ I Srvr US/Can Media
J2792A     +             5K                PSI card for HP 9000 Servers (
J2793A     +             3C                X.25/9000 SW media for HP 9000
J2794A     +             5K                High Speed X.25 EISA card for
J2802B     +             5K                HP ATM Adapter for HP9000 Seri
J2803B     +             5K                ATM/155 Mbps HP-HSC Adapter
J2804A     +             5K                HP-PB ATM Adapter for HP 9000
J2805AA    +             3C                HP-PB ATM SW and Media for HP9
J2806BA    +             3C                ATM/155 Mbps HP-HSC Adapter Li
J2815A     +             5K                Dual Port PSI card for HP9000
K1048      +             3P                Domain Quick Connect Outlet
K1050      +             3P                DQC BNC Cable, 25'
K1069      +             3P                DQC Cable, 10' 400 Series
K1503      +             3P                Domain System Adapter cable, 1
K2207      +             5E                SCSI 1.5'M/M Molded Cable, 50
K2208      +             5E                SCSI 8'M/M Molded Cable, 50 Po
K2209      +             3P                SCSI 5'M/M Molded Cable, 50 Po
K2210      +             5E                SCSI 3'M/M Molded Cable, 50 Po
K2211      +             5E                SCSI 10'M/M Molded Cable, 50 P
K2283      +             5E                SCSI Cable Bail to Screw Conne
K2284      +             5E                SCSI 1 Cable, 3', LD, Bail to
K2290      +             5E                SCSI Terminator Low Density, S
K2291      +             5E                SCSI terminator, LDBL50
K2292      +             5E                3 Position Serial Cable, Apoll
K2293      +             3C                Apollo Token Ring 102A, 25' Ca
K2294      +             5E                SCSI 2 Thbscrew to SCSI 1 Thbs
K2295      +             5E                SCSI 2 Screw to SCSI 1 Screw 5
K2296      +             5E                SCSI Cable, 1m, HDTS50 to LDBL
K2297      +             5E                SCSI Cable, 1.5 m, HDTS50 to L
LA070BAD   +             3C                Domain/C License, Media & Docu
LA120BAD   +             3C                Domain/C++ License, Media and
LA130BAD   +             3C                Domain/C++ License, Media and
LA14BBAD   +             3C                Domain/Dialogue License, Media
LA150BAD   +             3C                Domain/PAK License, Media and
LA180BAD   +             3C                Domain/DSEE License, Media and
LA210BAD   +             3C                FORTRAN License, Media & Docum
LA24BBAD   +             3C                GMR3D Development License, Med
LA250BAD   +             3C                GPIO License, Media & Documena
LA390BAD   +             3C                NFS License, Media and Documen
LA460BAD   +             3C                PASCAL License, Media & Docume
LA51ABAD   +             3C                HP-PHIGS Runtime Kit
LA51BBAD   +             3C                Domain/PHIGS License, Media &
LA67ABAD   +             3C                X.25 Comm Sftware License, Med
LAA0ABAD   +             NA                ISNA Facility License, Media a
LAA1ABAD   +             NA                ISNA LU6.2 License, Media and
LAA20BAD   +             NA                ISNA 3270
LAA30BAD   +             3C                Integrated SNA 3770
LAB20BAD   +             3C                Domain C++ Developer Lic., Med
LAC4BBAD   +             3C                HP User Environment Developers
LAC6ABAD   +             3C                DMX For Domain/OS DN Series
LAC7ABLD   +             3C                ADVISE For S400 & All DN Serie
LBC6ABA0   +             3C                DMX For Domain/OS DN Series -
LBC7ABL0   +             3C                Additional ADVISE Licenses For
LE450BAD   +             3C                Domain/OS SR10.4 Docum., media
LEGAUT0L   +             3C                48 Gb DDS-2 DAT Autoloader Sol
MERL-000054+             3C                Merlin Gerin no-break PULSAR S
MERL-00SV16+             3C                Merlin Gerin no-break PULSAR S
MERL-0PSX30+             3C                Merlin Gerin no-break PULSAR P
MERL-CABLES+             3C                Merlin Gerin cable from PULSAR
MERL-UPSMRZ+             3C                Merlin Gerin PULSAR Mgr 2 S/W,
METSF1DF   +             3C                Soft differential 4 KM pair
METSF1SE   +             3C                Soft single ended 4 KM pair
METSW1DF   +             3C                Swan differential 45 KM pair
METSW1SE   +             3C                Swan single ended 45 KM pair
MLTC-1432BG+             3C                Fax Modem,14,4kbps,V.24 from M
ORA200AA   +             3C                OFO-HP license
ORA220AA   +             3C                OFO-HP hard copy manual V 7.1.
ORA230AA   +             3C                OFO-HP media version 7.1.6
ORA240AA   +             3C                OFO-HP Evaluation license vers
PAGMV700   +             3C                Multi Media Board
PAGPV700   +             3C                Multi Media Board with JPEG co
PSYP405A   +             5P                Automatic Sheet feeder Cassett
PSYP405B   +             5P                Automatic Sheet feeder Cassett
PSYP405P   +             4J                P405 dot matrix printer (Ser/P
PSYP405R   +             NA                Pack of 5 Spare ribbons for P4
PSYP405S   +             5P                Printer Stand for P 405
QTM4500S   +             5C                DLT4000 5 cartridge Autochange
RADEPC95   +             3C                Upgrade EPConnect for MS-Win95
RADI-EX1   +             7A                Thick/Thin LAN Ethernet Port
SNYTCM17   +             3C                17" TCO Color Monitor (1280 x
SNYTCM20   +             3C                20" TCO Color Monitor (1280 x
SOPC-20000B+             3C                SoftWindows 2.0 MS-DOS & MS Wi
SOPC-20000U+             3C                SoftWindows Upgrd license to V
SOPC-20020B+             3C                SoftWindows 2.0 Add on license
SOPC-20020U+             3C                SoftWindows 2.0 add on Upgrade
STEK-1001DT+             5P                StorageTek 4220, 1 Autoloader
STEK-1002DT+             5P                StorageTek 4280, 1 Autoloader
STEK-1003DT+             5P                StorageTek 4280, 2 Autoloader,
STEK-1011DT+             5P                StorageTek 4220, 1 Autoloader
STEK-8079AC+             3C                Model 4280-A02 Control Unit &
UNX1000A   +             3C                Uniplex II Plus 8.0 license
UNX1100A   +             3C                Advanced Office System Version
YS-90029   +                               ME-SERIES KANJI BLOCK FONT-LOC
YS-90100   +                               HP EGWORD - LOCAL PRODUCTS
YS-90194   +                               ME SERIES JIS LIBRARY VER. 5.0
YS-90194   +                               JIS LIB/KANJI BLOCK FONT NT.LI
YS-90195   +                               ALPHA CAD-II V3.0 LICENSE - LO
YS-90195   +                               Alpha CAD-II V3.2 LTU-local pr
YS-90196   +                               ALPHA CAD-II V3.0 MEDIA - LOCA
YS-90196   +                               Alpha CAD-II V3.1 Media-local
YS-90197   +                               ALPHA CAD-II V3.0 MANUAL
YS-90197   +                               Alpha CAD-II Manual-local prod
Z1062B     +             5C                Volvo VADIS System
Z1063B     +             5C                Volvo Diagnostic Bench Top Sys
Z1080E     +             5C                JDVision Std Server
Z1081E     +             5C                JDVision Std Client
Z1084E     +             5C                JDVision Multimedia Client
Z1089B     +             5C                JDVision Add-on Client Printer
Z1089C     +             5C                JDVision Add-on Client Printer
Z7048A     +             5E                T1 Interface Voice Link
Z7115A     +             5E                HP Fax Link Multi Line fax int
Z7126A     +             5K                NIO Datakit I/F card, Commkit
Z7127A     +             5K                NIO Datakit Interface Card for
Z7128AA    +             3C                License EISA Datakit Commkit 4
Z7129AA    +             3C                Media & manual for EISA Dataki
Z7200A     +             5K                8 Channel ACC MUX HW for HP900
Z7210A     +             5K                Single 8 Channel RS-232 Interf
Z7211A     +             5K                European Single 8 Channel RS-2
Z7212A     +             5K                Single 8 Channel V.35 Interfac
Z7213A     +             5K                Dual 8 Channel RS-232 Interfac
Z7215A     +             5K                Dual 8 Channel V.35 Interface
Z7216A     +             5K                Conversion Kit RS-232 I/F Pane
Z7217A     +             5K                Single 8 Channel V.35 I/F Pane
Z7218A     +             5K                V.35 Cable for X.25 Data Analy
Z7219A     +             5K                RS-232 Cable for X.25 Data Ana
Z7220A     +             5K                Upgrd Kit 2 Single V.35 to 1 D
Z7221A     +             5K                Upgrd Kit 2 Single RS-232 to 1
Z7222A     +             5K                Upgrade Kit 2 Single V.35 to 1
Z7239A     +             5K                8 Channel ACC MUX HW & X.25 NA
Z7240A     +             5K                8 Channel ACC MUX HW & X.25 AC
Z7249A     +             5K                8 Channel ACC MUX HW & Multipr
Z7250A     +             5K                8 Channel ACC HW & 10.0 Multip
Z7260A     +             3C                CCITT X.25 Protocol for ACC SW
Z7261A     +             3C                ACC Support of HP X.25 9000 SW
Z7262A     +             3C                HDLC/LAP-B Protocol SW License
Z7263A     +             3C                BX.25 ACC Protocol SW license
Z7264A     +             3C                OTS ACC Protocol SW license fo

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
Z7265A     +             3C                X.25 Data Analyzer SW License
Z7280A     +             3C                HP-UX 10.0 X.25 Packet Switch
Z7281A     +             3C                ACC Support for X.25 9000 SW L
Z7282A     +             3C                HDLC/LAP-B Protocol SW License
Z7283A     +             3C                BX.25 Protocol SW License on H
Z7284A     +             3C                OTS Protocol SW license for X.
Z7285A     +             3C                X.25 Data Analyzer SW License
Z7286A     +             3C                HDLC-NRM Protocol SW License f
Z7287A     +             3C                License HDLC LAP-D SW for NIO
Z7288A     +             3C                License ACC SNAplus2 Link Soft
Z7298A     +             3C                Base ACC SW license for HP9000
Z7299A     +             3C                Base ACC SW license for HP-UX
Z7300A     +             5K                4 channel T1/E1 NIO ACC I/F ca
Z7301A     +             5K                X.25/ACC NIO 4 channel T1/E1 A
Z7302A     +             5K                Base System 4 channel T1/E1 NI
Z7310A     +                               4 channel E1 RJ45 Cable
Z7311A     +                               4 channel T1/E1 BNC cable
Z7312A     +                               4 channel T1/E1 DB9 cable
Z7313A     +                               4 channel E1 RJ45 dual I/F cab
Z7314A     +                               4 channel T1/E1 BNC dual I/F c
Z7315A     +                               4 channel T1/E1 DB9 dual I/F c
Z7316A     +                               4 channel T1 RJ48 Cable
Z7317A     +                               4 channel T1 RJ48 dual I/F cab
Z7318A     +                               4 Channel E1 S2M Cable
Z7319A     +                               4 Channel E1 S2M Dual I/F Cabl
Z7350A     +             5K                NIO 2 channel ACC I/F card
Z7351A     +             5K                X.25/ACC NIO 2 channel I/F car
Z7352A     +             5K                Base system NIO 2 channel ACC
Z7360A     +             5K                2 Channel RS-232 Cable
Z7361A     +             5K                X21 V11 adapters, a set of two
Z7362A     +             5K                2 channel RS-449/V36 cable
Z7363A     +             5K                V35 adapters (a set of two)
Z7365A     +             5K                Y connector with two I/F cable
Z7401A     +             5K                X.25 ACC EISA 8 Channel I/F ca
Z7402A     +             5K                Base system EISA 8 channel ACC
Z7403AA    +             3C                License X.25 Packet Switch SW
Z7404AA    +             NA                Media & Manual X.25 Packet Swi
Z7405AA    +             3C                License X.25/9000 on ACC Softw
Z7406AA    +             3C                Media & Manual X.25/9000 on AC
Z7407AA    +             3C                License HDLC Lap-B Software fo
Z7408AA    +             3C                Media & Manual HDLC Lap-B Soft
Z7411AA    +             3C                License OTS Software for ACC
Z7412AA    +             3C                Media & Manual OTS Software AC
Z7413AA    +             3C                License for Data Analyzer Soft
Z7414AA    +             3C                Media & Manual Data Analyzer S
Z7415AA    +             3C                License for HDLC NRM (SDLC) SW
Z7416AA    +             3C                Media & Manual HDLC NRM or SDL
Z7417AA    +             3C                License Base Software EISA ACC
Z7418AA    +             3C                Media & manuals for Base SW EI
Z7419AA    +             3C                License ACC SNAplus2 Link SW N
Z7420AA    +             3C                Media & manuals for ACC SNAplu
Z7421AA    +             3C                License HDLC LAP-D SW for ACC
Z7422AA    +             3C                Media & manuals for HDLC Lap-D
Z7423AA    +             3C                License Base SW 2 channel ACC
Z7424AA    +             3C                Media & manuals Base SW 2 chan
Z7425AA    +                               License ISDN Primary Software
Z7426AA    +                               Media & manuals for ISDN Prima
Z7431AA    +             3C                License ACC SNAplus2 Link SW E
Z7432AA    +             3C                Media & manuals ACC SNAplus2 L
Z7433AA    +             3C                License X.25 Packet Switch SW
Z7434AA    +             3C                Media & manuals for X.25 Packe
Z7435AA    +             3C                License X.25/9000 SW on EISA A
Z7436AA    +             3C                Media & manuals X.25/9000 on E
Z7437AA    +             3C                License Base SW ACC for 8 chan
Z7438AA    +             3C                Media & manuals Base SW ACC
Z7600A     +             5K                HP Telecommunications Disk Sys
Z7601A     +             5K                DC Power Supply Module
Z7602A     +             5K                Fan Module
Z7603A     +             5K                2 GB F/W Single-Ended Disk Mod
Z7604A     +             5K                2 GB F/W Differential Disk Mod
Z7605A     +             5K                24 MB Cache Controller
Z7608A     +             5K                DC Power and Alarm Cable
Z7611A     +             5K                Dual redundant 110/220 VAC pow
Z7614A     +             5K                HP Telecommunications Disk Arr
Z7615A     +             5K                Dual redundant -48/-60 VDC pow
Z7630A     +             4K                HP 9000 K Class Rack Mount - C
Z7635A     +             4K                K210 Server 64MB / 120 MHz
Z7636A     +             4K                K210 Server 128 MB / 120 MHz
Z7638A     +             4K                HP 9000 K410 Server - CO Versi
Z7639A     +             4K                HP 9000 K220 Server - CO Versi
Z7643A     +             4K                HP 9000 K420 Server - CO Versi

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                     Exhibit A3000

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]


VAR COMPUTER SYSTEM PRODUCTS                                      Exhibit A3001


The Products listed on this Exhibit and all applicable standard options appearing on the current HP Price List earn discounts based on the total volume purchased in accordance with the following Discount Schedule(s) at the level established under this Agreement. Special options may be subject to the same discount as standard options as mutually agreed upon between Customer and HP prior to each order. The total volume is the sum of the list prices of the total quantity of Products (including all applicable options) purchased from the Products listed on this Exhibit and, if made a part of this Agreement, A3003. All language versions of the Products listed on this Exhibit qualify.


DISCOUNT

Each Product is categorized for discount rate into a "Discount Percentage Schedule" column as shown in the "Products Subject to Discount" table.

                         DISCOUNT PERCENTAGE SCHEDULE

               UNITED STATES                        I   II   III
               US DOLLAR LIST


       + Indicates Confidential Material Omitted Pursuant to Rule 24b-2
                    of the Securities Exchange Act of 1934.

PRODUCTS

Product grouping subject to discount under this Exhibit by column of the "Discount Percentage Schedule" are indicated below. Some Products may not be included in the columns designated for their Product grouping. Detailed listing of the specific Products and associated discount columns are available from HP upon request.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                     Exhibit A3001


                         PRODUCTS SUBJECT TO DISCOUNT



--------------------------------------------------------------------------------
          I                         II                         III



+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.


--------------------------------------------------------------------------------


VAR CERTIFICATION


Customer must execute an Exhibit 01 (VAR Certification) to receive a discount on qualifying orders under this Exhibit .


APPROVED VAR PRODUCT FAMILIES


VAR discounts are available only for the items directly associated with the Product families approved by HP as indicated below.

HP 3000 Series 9xx Systems ____
HP 9000 Series 8xx Multi-user Systems ____
HP 9000 Series 4xx/7xx Workstations ____


WARRANTY


All Products purchased under this Exhibit carry the standard warranty as defined by the code appearing for each Product number on the HP Price List in effect on the date HP receives the Customer's order, unless the OEM/VAR Warranty Exhibit W1 has been made part of this Agreement and the Customer has exercised its rights under that Exhibit.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
11130A        +          7A                2 meter HP-IB cable for the V7
12005B        +          2D                A-Series ASI
12006A        +          2D                Parallel duplex interface.
12007B        +          2D                HDLC modem link.
12009A        +          2D                HPIB Interface
12010A        +          2D                Breadboard interface.
12016A        +          3A                SCSI interface.
12025A        +          3A                12 slot I/O extender.
12038A        +          3A                2 socket memory connector.
12038B        +          3A                3 socket memory connector.
12038C        +          3A                4 socket memory connector.
12038D        +          3A                5 socket memory connector.
12040C        +          2D                8 channel C multiplexer card
12040D        +          2D                8 channel multiplexer card.
12044A        +          2D                Hardware Link
12060B        +          2D                A-Series analog.
12060BC       +          2D                8 Channel analog input cable.
12062A        +          2D                4 channel DAC (L-Series).
12062AC       +          2D                4 Channel analog cable
12063A        +          2D                Digital I/O.
12063AC       +          2D                32 channel I/O cable.
12076A        +          2D                A-Series LAN.
12079A        +          2D                LAN/1000 direct driver access
12100A        +          3A                A400 board computer.
12103CN       +          NA                12103C upgrade return credit
12103DN       +          NA                12103D upgrade return credit
12103K        +          3A                2 MB memory card.
12103KN       +          3A                2 MB A/400 series return credi
12103L        +          3A                4 MB parity memory card.
12103LN       +          3A                4 MB A/400 Series return credi
12103M        +          3A                8 MB Parity memory card.
12123A        +          2B                HP1000 SCSI integrated periphe
12154A        +          3A                Battery back up.
12157B        +          3A                Battery back up. For 213X, 215
12159A        +          3A                25 KHz module.
12221AN       +          NA                12221A upgrade return credit
12221B        +          3A                8 MB ECC memory card.
12679B        +          3A                Pair of support rails for Micr
12679C        +          3A                Support rails.
12680B        +          3A                Blank panel, 1.75 inch
12681B        +          3A                Blank panel, 3.5 inch
12682B        +          3A                Blank panel, 5.25 inch
12683B        +          3A                Blank panel, 7 inch
12685B        +          3A                Blank panel, 10.5 inch
12749HN       +          NA                12749H return credit.
12905A        +          3A                19" EIA rack mount adapter for
12966AN       +          NA                12966A return credit
12990C        +          2C                A400/A600+/A700/A900 to A990 u
19359-60      +          3P                ADAPTER KIT
19508A        +          5E                Rack mount kit for HP6000 disk
19511AR       +          2D                Rmkt Desk height cabinet for 2
19514AR       +          2E                Rmkt 1.6 meter cabinet for 8 7
19572A        +          NA                2 Meter Long P-Bus Cable, Arra
19573A        +          NA                2.1M Long P-Bus Cable, Array t
19573P        +          NA                800mm short P-BUS cable
2113N         +          NA                2113 Upgrade Return Credit
2335A         +          2C                X.25 MULTIPLEXER
2335AR        +          2C                Rmkt X.25 multiplexer
2340AR        +          5H                Rmkt DTC16 datacomm terminal c
2345AR        +          5H                Rmkt Data communications and t
2346AR        +          5H                Rmkt 8 RS-232-C direct ports
2346BR        +          5H                Rmkt 8 RS-422 direct ports
2346CR        +          5H                Rmkt 6 RS-232-C modem ports
2348A         +          5H                DTC48 Upgrade Kit
2434A         +          3A                Micro 24 Computer
24405A        +          2B                HP NS X.25 Network Link/V
24405AN       +          2B                Return Credit for NS X.25 3000
2484B         +          2A                Micro 24 CPU
25525B        +          5K                EISA Fast Differential SCSI Ho
25560A        +          5K                EISA HP-IB Interface
25567B        +          5K                LAN/9000 for the HP Series 700
25606511002   +          4A                Terminal, green, US Kybrd
25606511004   +          4A                928 Terminal, green, Spain
25606511005   +          4A                928 Terminal, green, France
25606511008   +          4A                928 Terminal, green, UK
25606511010   +          4A                928 Terminal, green, Switzerland
25606531002   +          4A                928 Terminal, white, US Kybrd
25606531003   +          4A                928 Terminal, white, Germany
25606531005   +          4A                928 Terminal, white, France
25606531006   +          4A                928 Terminal, white, Norway
25606531008   +          4A                928 Terminal, white, UK
25606640001   +          5Q                928 Video Term & Keyboard, US
25606640003   +          5Q                928 Video Terminal, Amber, US
2562CR        +          2B                Rmkt 420 LPM line impact print
2563BR        +          2B                Rmkt 55dba line printer
2563CR        +          2B                Rmkt LPM dot matrix printer
2564BR        +          2B                Rmkt 600 LPM, dot matrix print
2564CR        +          2B                Rmkt 840 LPM dot matrix line p
2566BR        +          2B                Rmkt 900 LPM line printer, dot
2566CR        +          2B                Rmkt 1200 LPM line impact prin
2567CR        +          2B                Rmkt 1600 LPM line impact prin
27110BR       +          3A                Remarketed HP-IB interface car
27111A        +          2B                HP 9000 CIO HP-FL interface ca
27113A        +          5H                CIO HP-IB for Series 900
27113AN       +          3B                HP-IB Channel Upgrade Credit.
27115A        +          5H                S900 CIO Fiber-optic Periphera
27115AN       +          2B                Return credit for CIO fiber-op
27147A        +          2D                HP 9000 CIO SCSI host adapter
27147AR       +          4A                Rmkt HP 9000 CIO SCSI host ada
27251A        +          5H                CIO SCSI Host Adapter
28615A        +          5H                HP-FL adapter for HP-Precision
28615AR       +          5H                Rmkt HP-FL adapter for HP Prec
28616A        +          5H                HP-PB fiber optic peripheral i
28616AR       +          5H                Rmkt HP-PB fiber optic periphe
28642A        +          5H                HP 3000 HP-PB SCSI Host Adapte
28642AR       +          5H                Rmkt HP 3000 HP-PB SCSI host a
28643A        +          5H                HP Fiber optic SCSI extender.
28650B        +          5K                HP-IB adapter for HP-Precision
28650BR       +          5K                Rmkt HP-IB adapter for HP Prec
28655A        +          5K                HP-PB SE SCSI-2 Centronics hos
28655AR       +          5K                Rmkt HP-PB SE SCSI-2/Centronic
28696A        +          5J                HP-PB FWD SCSI-2 host adapter
28696AR       +          5G                Rmkt HP-PB FWD SCSI-2 host ada
2934AR        +          3A                Rmkt dot matrix impact printer
2939A         +          2C                Micro 99 (A990) Box Computer
29431G        +          3A                56" Tall Steel Cabinet for A-S
2959A         +          2C                A990 Box Computer
2989A         +          2A                Micro 99 SPU
2999A         +          2A                Model 99 A990 System
30062B        +          5P                HP 3000 modem cable
30062C        +          5P                Hardwired or modem extender ca
30062D        +          3C                Hardwire Extender Cable
30138A        +          3C                TRANSACT/iX
30152A        +          3C                3-pin to 25-pin adapter cable
30153A        +          5P                3-pin to 3-pin RS-232-C extend
30154A        +          3C                5-pin to 5-pin RS-422 extender
30165AN       +          NA                Return credit for 30165A 4-MB
30167A        +          3C                HP TurboSTORE/V
30234A        +          3C                HP SRC/V
30240A        +          2B                HP ThinLAN 3000/V Link
30240AN       +          NA                Officeshare LAN/3000 Link Retu
30241A        +          5J                ThickLAN MAU & coax cable tap
30241B        +          5E                ThickLAN coax cable tap
30242AN       +          NA                Return Credit for LAN/3000 Lin
30245A        +          NA                HP SNA NRJE/V
30246A        +          2B                HP SNA Link/V
30246AN       +          NA                Return credit for SNA Link.
30247A        +          NA                HP SNA IMF/V
30248A        +          NA                HP RJE/V
30249A        +          NA                HP MRJE/V
30250A        +          NA                HP IMF/V
30251A        +          2B                HP BSC Link/V
30251AN       +          NA                Return credit for BSC Link.
30252A        +          NA                HP LU6.2 Base/V
30253A        +          NA                HP LU6.2 API/V
30254A        +          NA                HP SNA Server/V
30255A        +          NA                HP SNA Server Access/V
30270AN       +          NA                Rtn Credt, Point-to-Point Hard
30271AN       +          NA                Rtn credit for Point-to-Point
30284A        +          2B                HP NS Pt-to-Pt Link/V for Micr
30285A        +          2B                HP NS Pt-to-Pt Link/V; S39 to
30291A        +          5H                SNA Link/iX license for MPE/iX
30292A        +          NA                SNA NRJE/iX right-to-use licen
30293A        +          NA                SNA IMF/iX license to use

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VEU COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
30294A     +             NA                LU 6.2 API/iX right-to-use lic
30295A     +             NA                BSC RJE/iX right-to-use licens
30298A     +             NA                SNA/X.25 Link/iX right-to-use
30316A     +             3C                HP EDIT/V
30318A     +             3C                HP RPG/iX Compiler
30319A     +             3C                TurboStore/iX right-to-use lic
30328A     +             3C                HP SRC/iX
30349A     +             3C                Mirrored Disk/iX license to us
30368B     +             3C                HP ALLBASE/SQL V.G.0 Dev LTU f
30392A     +             3C                HP Security Monitor/V
30462AN    +             NA                Return credit for 2 MB memory
30482AN    +             NA                Return credit for 4 MB M3000XE
30601A     +             3C                ALLBASE/4GL Developer's Packag
30602A     +             3C                ALLBASE/4GL Run-time Package
31500A     +             3C                COBOL II/iX compiler.
31501A     +             3C                HP FORTRAN 77/iX Compiler
31502A     +             3C                HP Pascal/iX compiler
31506A     +             3C                HP C/iX compiler.
31508A     +             3C                HP Symbolic Debugger/iX.
32003A     +             2B                HP Asynch Serial Network Link/
32006A     +             NA                HP SNA Distribution Services/i
32007A     +             5H                BSC Link/iX
32015A     +             NA                LAN Manager/iX license
32020A     +             3C                NetWare 3.01 License for HP 30
32020B     +             3C                Netware v3.11 license for MPE/
32031A     +             3C                HP X.400 for Series 300
32032B     +             3C                HP X.400/9000 License for Seri
32044B     +             3C                ACT Server; use w/ Northern Te
32046A     +             3C                Appl Computerized Telephony AP
32048E     +             NA                HP OpenView for Windows Run-Ti
32069A     +             3C                OSI Transport Services
32070A     +             3C                OSI Transport Services S800 Li
32077A     +             3C                ACT API License for HP 3000
32100A     +             3C                HP SPL/V Compiler
32102B     +             3C                HP FORTRAN 66/V Compiler
32104A     +             3C                HP RPG/V Compiler
32106A     +             3C                HP Pascal/V Compiler
32111A     +             3C                HP BASIC/V Interpreter
32115A     +             3C                HP Business BASIC/V Compiler
32116A     +             3C                HP FORTRAN 77/V Compiler
32120-90020+             3P                TUTORIAL, HP WORD 1
32120-90021+             3P                TUTORIAL, HP WORD 2
32154A     +             3C                HP Maintenance Management
32154AD    +             3C                HP Maintenance Management Germ
32154AE    +             3C                HP Maintenance Management Spai
32154AF    +             3C                HP Maintenance Management Fren
32154AM    +             3C                HP Maintenance Management Mexi
32154AZ    +             3C                HP Maintenance Management Ital
32154ZE    +             3C                HP Maintenance Mgt Manual Set
32156A     +             3C                HP Maintenance Management
32156AD    +             3C                HP Maintenance Management Germ
32156AE    +             3C                HP Maintenance Management Spai
32156AF    +             3C                HP Maintenance Management Fren
32156AH    +             3C                HP Maintenance Management Dutc
32156AM    +             3C                HP Maintenance Management Mexi
32180A     +             3C                APS/3000
32187AN    +             NA                Rtn Credit for X.25 Network Co
32205B     +             3C                HP Scientific Library/3000
32233A     +             NA                HP COBOL II/V Compiler
32238A     +             3C                OPT/3000
32244A     +             3C                Dictionary/V
32246A     +             3C                INFORM/V
32247A     +             3C                TRANSACT/V
32254-91001+             3P                TUTORIAL, SYSTEM
32254A     +             NA                System Dictionary/V
32255A     +             NA                Sys. Dict. COBOL Definition Ex
32256A     +             NA                System Dictionary/iX
32257A     +             NA                Sys. Dict. COBOL Definition Ex
32267A     +             3C                HP MM Advanced Customization
32267AM    +             3C                HP MM Advanced Customization M
32267AZ    +             3C                HP MM Advanced Customization I
32267DA    +             3C                HP MM Advanced Customization G
32267HA    +             3C                HP MM Advanced Customization D
32270A     +             3C                HP Production Management
32270AE    +             3C                HP Production Management Spain
32270AM    +             3C                HP Production Management Mexic
32270DA    +             3C                HP Production Management Germa
32270FA    +             3C                HP Production Management Frenc
32270HA    +             NA                HP Production Management Dutch
32270KA    +             3C                HP Production Management Japan
32270SA    +             NA                HP Production Management Swede
32270UA    +             3C                HP Production Management UK
32270XA    +             3C                HP Production Management Finla
32270ZA    +             3C                HP Production Management Italy
32279A     +             3C                HP Maintenance Advanced Custom
32279AD    +             3C                HP Maint Advanced Customizatio
32279AE    +             3C                HP Maint Advanced Customizatio
32279AF    +             3C                HP Maint Advanced Customizatio
32279AH    +             3C                HP Maint Advanced Customizatio
32279AM    +             3C                HP Maint Advanced Customizatio
32279AZ    +             3C                HP Maint Advanced Customizatio
32305A     +             3C                HP General Ledger Right to use
32305AA    +             3C                HP General Ledger Right to use
32305AC    +             3C                HP General Ledger Right to use
32305AM    +             3C                HP General Ledger Right to Use
32305AP    +             3C                HP General Ledger Swiss German
32305AQ    +             3C                HP General Ledger Swiss French
32305AX    +             3C                HP General Ledger Right to Use
32305AY    +             3C                HP General Ledger Right to Use
32305DA    +             3C                HP General Ledger Right to use
32305EA    +             3C                HP General Ledger Spain
32305ER    +             3C                Copy HPGL Spanish
32305FA    +             NA                HP General Ledger Right to use
32305HA    +             3C                HP General Ledger
32305JA    +             3C                HP General Ledger Right to use
32305UA    +             3C                HP General Ledger Right to use
32305ZA    +             3C                HP General Ledger Right to use
32306A     +             *                 Dual Ledger
32306AA    +             3C                HP Dual Ledger Right to use
32306AC    +             3C                HP Dual Ledger French Canadian
32306AM    +             3C                HP Dual Ledger Right to Use
32306AP    +             3C                HP Dual Ledger Swiss German Ve
32306AQ    +             3C                HP Dual Ledger Swiss French Ve
32306AS    +             3C                HP Dual Ledger
32306AX    +             3C                HP Dual Ledger Right to Use
32306AY    +             3C                HP Dual Ledger Right to Use
32306DA    +             *                 HP Dual Ledger Right to use
32306EA    +             3C                HP Dual Ledger Spain
32306ER    +             3C                Copy HPDL Spanish
32306FA    +             NA                HP Dual Ledger Right to use
32306HA    +             NA                Dual Ledger
32306JA    +             *                 HP Dual Ledger Right to use
32306LA    +             *                 Dual Ledger
32306UA    +             *                 RTU UK HPDL
32306ZA    +             3C                HP Dual Ledger Right to use
32307A     +             *                 Allocator
32307AA    +             3C                HP Allocator Right to use
32307AC    +             3C                HP Allocator French Canadian V
32307AM    +             3C                HP Allocator Right to Use
32307AP    +             3C                HP Allocator Swiss German Vers
32307AQ    +             3C                HP Allocator Swiss French Vers
32307AS    +             3C                HP Allocater
32307AX    +             3C                HP Allocator Right to Use
32307AY    +             3C                HP Allocator Right to Use
32307DA    +             *                 HP Allocator Right to use
32307FA    +             NA                HP Allocator Right to use
32307HA    +             NA                Allocator
32307JA    +             *                 HP Allocator Right to use
32307LA    +             *                 Allocator
32307UA    +             *                 RTU UK HP Allocator
32307ZA    +             3C                HP Allocator Right to use
32308A     +             3C                HP Accounts Payable Right to u
32308AA    +             3C                HP Accounts Payable Right to u
32308AC    +             3C                HP Accounts Payable Right to u
32308AM    +             3C                HP Accounts Payable Right to U
32308AP    +             3C                HP Accounts Payable Swiss Germ
32308AQ    +             3C                HP Accounts Payable Swiss Fren
32308AS    +             3C                HP Accounts Payable
32308AX    +             3C                HP Accounts Payable Right to U
32308AY    +             3C                HP Accounts Payable Right to U
32308DA    +             3C                HP Accounts Payable Right to u
32308EA    +             3C                HP Accounts Payable Spain
32308ER    +             3C                Copy HPAP Spanish
32308FA    +             NA                HP Accounts Payable Right to u

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
32308HA      +           NA                HP Accounts Payable
32308JA      +           3C                HP Accounts Payable Right to u
32308LA      +           3C                HP Accounts Payable Right to u
32308UA      +           3C                HP Accounts Payable Right to u
32308ZA      +           3C                HP Accounts Payable Right to u
32309A       +           3C                HP Accounts Receivable Right t
32309AA      +           3C                HP Accounts Receivable Right t
32309AC      +           3C                HP Accounts Receivable Right t
32309AM      +           3C                HP Accounts Receivable Right t
32309AP      +           3C                HP Accounts Receivable Swiss G
32309AQ      +           3C                HP Accounts Receivable for HP3
32309AS      +           3C                HP Accounts Receivable
32309AX      +           3C                HP Accounts Receivable Right t
32309AY      +           3C                HP Accounts Receivable Right t
32309DA      +           3C                HP Accounts Receivable Right t
32309EA      +           3C                HP Accounts Receivable Spain
32309ER      +           3C                Copy HPAR Spanish
32309FA      +           NA                HP Accounts Receivable Right t
32309HA      +           NA                Accounts Receivable
32309JA      +           3C                HP Accounts Receivable Right t
32309LA      +           3C                HP Accounts Receivable Right t
32309UA      +           3C                HP Accounts Receivable Right t
32309ZA      +           3C                HP Accounts Receivable Right t
32311A       +           *                 HP Interface Facility Right to
32311AA      +           3C                HP Interface Facility Right to
32311AC      +           3C                HP Interface Facility French C
32311AM      +           3C                HP Interface Facility Right to
32311AP      +           3C                HP Interface Facility Swiss Ge
32311AQ      +           3C                HP Interface Facility for HP30
32311AS      +           3C                HP Interface Facility
32311AX      +           3C                HP Interface Facility Right to
32311AY      +           3C                HP Interface Facility Right to
32311DA      +           3C                HP Interface Facility Right to
32311FA      +           NA                HP Interface Facility Right to
32311HA      +           NA                Interface Facility
32311JA      +           *                 Interface Facility
32311LA      +           *                 HP Interface Facility
32311UA      +           *                 HP Interface Facility Right to
32311ZA      +           3C                HP Interface Facility Right to
32312AA      +           3C                Hp General Accounting Right to
32312AC      +           3C                HP General Accounting French C
32312AM      +           3C                HP General Accounting Right to
32312AP      +           3C                HP General Accounting Swiss Ge
32312AQ      +           3C                HP General Accounting Swiss Fr
32312AS      +           3C                HP General Accounting Right to
32312AX      +           3C                HP General Accounting Right to
32312AY      +           3C                HP General Accounting Right to
32312DA      +           *                 HP General Accounting Right to
32312FA      +           NA                General Accounting
32312HA      +           NA                HP Dutch General Accounting
32312JA      +           3C                General Accounting Right to co
32312LA      +           3C                HP General Accounting Right to
32312UA      +           *                 General Accounting Right to us
32312ZA      +           3C                HP General Accounting Right to
32339A       +           3C                HP Financial Accounting Bu Rig
32339AA      +           3C                HP Financial Accounting Bu Rig
32339AC      +           3C                HP Financial Accounting Bu Rig
32339AH      +           3C                HP Financial Accounting Bundle
32339AM      +           3C                HP Financial Accounting Bu Rig
32339AP      +           3C                HP Financial Accounting Bundle
32339AQ      +           3C                HP Financial Accounting Bundle
32339AX      +           3C                HP Financial Accounting Bu Rig
32339AY      +           3C                HP Financial Accounting Bu Rig
32339DA      +           3C                HP Financial Accounting Bu Rig
32339FA      +           3C                HP High End bundle Right to us
32339LA      +           3C                HP Financial Accounting Bu Rig
32339UA      +           3C                HP Financial Accounting Bu Rig
32339ZA      +           3C                HP Financial Accounting Bundle
32344A       +           NA                HP NS3000/V
32346-91001  +           3P                TUTORIAL, NET DELIVERY
32350A       +           3C                HP Toolset/V
32399A       +           3C                HP Standard Cost Management
32399AD      +           3C                HP Standard Cost Management Ge
32399AF      +           3C                HP Standard Cost Management Fr
32399AU      +           3C                HP Standard Cost Management UK
32425A       +           3C                HP Visor/V
32426A       +           3C                ALLBASE/Query for MPE/iX
32428A       +           3C                Migration Toolset
32434A       +           3C                HP TapeMaker
32459AN      +           NA                Return credit for S/II,III,30,
32490AN      +           NA                Return credit for Series 950
32535AN      +           NA                Return credit for MICRO 3000/L
32542AN      +           NA                Return credit for Series 39,40
32545AN      +           NA                Return credit for MICRO 3000XE
32552AN      +           NA                Return credit for S42XP, 52, 5
32564L       +           3C                Cooperative Services Right-to-
32570B       +           3C                Cooperative Services for MPE V
32571A       +           3C                Cooperative Services for MPE/i
32583-90003  +           3P                TUTORIAL,ADVANCE PRINT
32583F       +           3C                AdvancePrint Single User Kit f
32583J       +           3C                AdvancePrint s/w User License,
32630A       +           3C                HP PM Advanced Customization
32630AE      +           3C                HP PM Advanced Customization S
32630AH      +           3C                HP PM Advanced Customization D
32630AM      +           3C                HP PM Advanced Customization M
32630AZ      +           3C                HP PM Advanced Customization I
32636A       +           3C                HP Production Planning/PC
32636AD      +           3C                HP Production Planning/PC Germ
32636AF      +           3C                HP Production Planning/PC Fren
32651B       +           3C                MPE/iX Fundamental Operating S
32651BD      +           3C                MPE/iX Fundamental Operating s
32656A       +           3C                HP EDIT/iX
32715A       +           3C                HP Business BASIC/iX Compiler
32903A       +           3C                HP Material Management Model 2
32903AM      +           3C                HP Materials Management Model
32903AY      +           3C                HP Materials Management Model
32903DA      +           3C                HP Materials Management Model
32903FA      +           3C                HP Materials Management Model
32903HA      +           NA                HP Materials Management Model
32903KA      +           3C                HP Materials Management Model
32903LA      +           3C                HP Materials Management 20 Aus
32903NA      +           3C                HP Materials Management Model
32903SA      +           3C                HP Materials Management Model
32903UA      +           3C                HP Materials Management Model
32903XA      +           3C                HP Materials Management Model
32903ZA      +           3C                HP Materials Management Model
32909A       +           3C                HP Lot Control and Traceabilit
32909AE      +           3C                HP Lot Control and Traceabilit
32909AF      +           3C                HP Lot Control and Traceabilit
32909AM      +           3C                HP Lot Control and Traceabilit
32909AZ      +           3C                HP Lot Control and Traceabilit
32909DA      +           3C                HP Lot Control and Traceabilit
32909HA      +           NA                HP Lot Control and Traceabilit
32909KA      +           NA                HP Lot Control and Traceabilit
32909LA      +           3C                HP Lot Control and Traceabilit
32909SA      +           NA                HP Lot Control and Traceabilit
32909UA      +           3C                HP Lot Control and Traceabilit
32909ZE      +           3C                HP Lot Control Manual Set Spai
32920A       +           NA                HP Production Cost Management
32920AF      +           3C                HP Production Cost Management
32920AM      +           3C                HP Production Cost Management
32922A       +           3C                HP PCM Advanced Customization
32922AM      +           3C                HP PCM Advanced Customization
32923A       +           3C                HP MM II Core with MM A V Upgr
32923AM      +           3C                HP MM II Core with MM A V Upgr
32924A       +           3C                HP MM 10/20 to MM A V Upgrade
32924AD      +           3C                HP MM 10/20 to MM A V Upgrade
32924AF      +           3C                HP MM 10/20 to MM A V Upgrade
32924AK      +           3C                HP MM 10/20 to MM A V Upgrade
32924AM      +           3C                HP MM 10/20 to MM A V Upgrade
32924AU      +           3C                HP MM 10/20 to MM A V Upgrade
32924AZ      +           3C                HP MM 10/20 to MM A V Upgrade
32925A       +           3C                HP MM 25/30 to MM A V Upgrade
32925AD      +           3C                HP MM 25/30 to MM A V Upgrade
32925AF      +           3C                HP MM 25/30 to MM A V Upgrade
32925AK      +           3C                HP MM 25/30 to MM A V Upgrade
32925AM      +           3C                HP MM 25/30 to MM A V Upgrade
32925AU      +           3C                HP MM 25/30 to MM A V Upgrade
32925AZ      +           3C                HP MM 25/30 to MM A V Upgrade
32926A       +           3C                HP Materials Management Advanc
32926AD      +           3C                HP MM Advanced Version German
32926AF      +           3C                HP MM Advanced Version French
32926AH      +           3C                HP MM Advanced Version Dutch
32926AK      +           3C                HP MM Advanced Version Japan

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3000


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
32926AM    +             3C                HP MM Advanced Version Mexico
32926AU    +             3C                HP MM Advanced Version UK
32926AZ    +             3C                HP MM Advanced Version Italy
32927A     +             3C                HP Manufacturing Management II
34006A     +             3C                HP Purchasing
34006AD    +             3C                HP Purchasing German
34006AF    +             NA                HP Purchasing French Version
34006AH    +             3C                HP Purchasing Dutch
34006AM    +             3C                HP Purchasing Mexico
34006AY    +             3C                HP Purchasing Danish
34006AZ    +             NA                HP Purchasing Italian Version
34009A     +             3C                HP Purchasing Advanced Customi
34009AM    +             3C                HP PO Advanced Customization M
34011TA    +             3C                Operations and Operational Cus
34012TA    +             3C                Fundamentals of Data Customiza
34013TA    +             3C                Understanding Monitor Tools
34022A     +             3C                HP MM II Family Advanced Custo
34024A     +             3C                HP Maintenance Management/Seri
34024AD    +             3C                HP Maintenance Management/Micr
34024AE    +             3C                HP Maintenance Management/Micr
34024AF    +             3C                HP Maintenance Management/Micr
34024AH    +             3C                HP Maintenance Management/Micr
34024AM    +             3C                HP Maintenance Mgmt/Micro LX M
34025A     +             3C                HP MM II Process Repetitive Co
34026A     +             3C                HP MM II Core with MM Advanced
34026AM    +             3C                HP MM II Core with MM Advanced
34027A     +             3C                HP MM II with MM Advanced Vers
35303A     +             3C                HP EasyTime/V
35303AD    +             3C                No longer orderable
35303AE    +             3C                No longer orderable
35303AF    +             3C                No longer orderable
35303AH    +             3C                No longer orderable
35303AS    +             3C                No longer orderable
35303AX    +             3C                No longer orderable
35303AY    +             3C                No longer orderable
35303AZ    +             3C                No longer orderable
35350A     +             3C                HP Financial Budgeting
35350DA    +             3C                HP Financial Budgeting
35360A     +             3C                HP BRW/iX Report Writer
35361A     +             3C                HP Business Report Writer Desk
35365A     +             3C                HP Business Report Writer Desk
36020A     +             3C                TurboIMAGE DBchange/V
36044A     +             3C                Toolset/iX
36070A     +             3C                HP Business Report Writer/V
36367A     +             3C                System Management Core Manual
36368A     +             3C                System Management Core Plus Ma
36369A     +             3C                Programming Core Manual Set
36370A     +             3C                Programming Core Plus Manual S
36372A     +             3C                ALLBASE/SQL Manual Set
36373A     +             3C                General Usage Manual Set
36374A     +             3C                Architected Interface: OS lice
36375A     +             3C                AutoRestart/iX license to use
36378A     +             3C                SPU Switchover/iX license to u
36381A     +             3C                HP Search/V
36382A     +             3C                HP Browse/V
36383A     +             3C                HP Search/iX
36384A     +             3C                HP Browse/iX
36386A     +             3C                DBChange Plus
36387A     +             3C                TurboStore/iX II license
36388A     +             3C                TurboStore/iX II license with
36393A     +             3C                HP VPlus/Windows license
36394A     +             3C                HP Motif iX LTU Developer Kit
36397A     +             3C                One RTU license for TurboStore
36398A     +             3C                TurboStore/iX II with optical
36429A     +             3C                Architected Interface:Procedur
36430A     +             3C                HP 3000 MPE/iX Developer's Kit
36578A     +             3C                TDP/3000
36920A     +             NA                NS3000/iX Network Services lic
36922A     +             5H                NS Point-to-Point 3000/iX Netw
36923A     +             5H                ThinLAN 3000/iX Link
36923AN    +             NA                Return Credit for CIO LAN Card
36923AR    +             5H                Rmkt ThinLAN 3000/iX Link for
36935A     +             NA                SNA Distributed Host Command F
36936A     +             NA                HP OpenView System Manager lic
36937A     +             NA                HP OpenView Sys Mgr Managed No
36938A     +             NA                HP OpenView Sys Mgr Managed No
36939A     +             NA                X.25 iX System Access license
36957A     +             NA                HP ARPA File Transfer Protocol
36960A     +             5K                X.25/9000 Link for the Series
36960AR    +             5K                Rmkt X.25/9000 link for Series
37204B     +             2B                HP-IB extender for HP 256x & H
40025A     +             3A                Vertical Floor Mount for A400s
40220A     +             5P                Cable 2334A Plus to ADCC print
40221A     +             5P                HP 2334A Plus HOST CABLE
40233A     +             5P                Modem cable.
40234A     +             5P                Modem cable.
40242G     +             5E                RS-232C cbl, 5m, 25M to 25F, R
40242M     +             5E                RS-232C modem cable, 5 meter,
40242P     +             5E                RS-422 cable, 5m, 5M to 25M, R
40242X     +             5E                RS-232C cbl, 5m, 3M to 25M, RF
40262A     +             5K                4 MODEM CONNECT PORTS ON HP233
40262B     +             3A                4 MODEM CONNECT PORTS FOR GERM
40299BR    +             5K                Rmkt HP-PB 8 channel asynchron
46081A     +             4A                2.4 m extension for HP-HIL and
46082A     +             4A                15 m remote ext. for HP-HIL, a
46082B     +             4A                30 m remote ext. for HP-HIL, a
46084A     +             4A                HP-HIL ID module.
46084AR    +             4A                Rmkt HP-HIL ID module
46085A     +             4A                Control dial box.
46086A     +             4A                HP-HIL button box with 32 keys
46087C     +             4A                HP-HIL digitizer A4 size/stylu
46088C     +             4A                HP-HIL digitizer A3 size/stylu
46090C     +             4A                HP-HIL digitizer A4 size/puck
50700C     +             3C                HP LaserRX Software for HP3000
50725B     +             NA                HP LaserROM/PC Retrieval Softw
50733B     +             NA                HP GlancePlus for MPE/V system
51453B     +             3C                HP 3000 MPE/iX FOS media
72150AX    +             3C                LaserJet special font cassette
72188AF    +             3C                Right-to-use HP-DSA, S/W and m
7980AR     +             2B                Rmkt 6250/1600 cpi autoload 1/
7980S      +             5H                1600/6250 bpi 1/2 inch tape dr
7980SR     +             5H                Rmkt 1600/6250 bpi 1/2 inch ta
7980SX     +             5H                1600/6250/6250XC 1/2 inch tape
7980SXR    +             5H                Rmkt 1600/6250/6250XC 1/2 inch
7980XR     +             5H                Rmkt 1/2 inch extra capicty ta
82300U     +             4A                Upgrade Kit for Measurement Co
82301BJ    +             4A                HP BASIC Lang. Proc. Software
82301D     +             4A                Measurement Coprocessor Softwa
82302A     +             3C                HP BASIC for Instr. Control -
82303A     +             4A                512Kb RAM Kit
82305A     +             4A                RAM Expansion Board
82306A     +             4A                GPIO Interface
82307A     +             4A                GPIO Interface Cable
82313B     +             4A                Hierarchical File System
82323AJ    +             4A                Measurement Coprocessor Upgrad
82324B     +             4A                High Performance Measurement C
82325A     +             4A                1 MB Memory Board
82326A     +             4A                4 MB Memory Board
82327A     +             4A                Math Coprocessor
82335B     +             4A                HP-IB Interface for MS Windows
82335I     +             4A                HP-IB interface w/o S/W for IB
82335U     +             4A                HP-IB for Windows and DOS soft
82340B     +             4A                HP-IB Card & S/W for Windows 3
82341C     +             4C                High-Performance HP-IB Interfa
82345B     +             3C                PC Windows 3.1 Automation Kit
82345D     +             3C                PC Windows 95/NT Automation Ki
88703A     +             5H                HP 7979A to 7980A field upgrad
88705A     +             5H                HP 7980A to 7980XC field upgra
88707S     +             5H                HP-IB to HP-common SCSI conver
91750A     +             3C                DS/1000-IV
91750R     +             3C                DS/1000-IV
91751A     +             3A                DSN/X.25 HP 1000
91751R     +             3A                R-T-C DSN/X.25
91751X     +             3A                DSN/X.25 Source
91751Y     +             3A                R-T-C X.25 SRC
91781A     +             NA                RJE/1000-II
91781R     +             NA                RJE/1000-II
91790A     +             3C                NS-ARPA/1000 right to use
91790R     +             3C                NS-ARPA/1000 Right to Copy
92050A     +             3C                Mirrored Disc Software for A-S
92050R     +             3C                Mirrored Disc Software for A-S
92069A     +             3C                Image/1000 Data base Managemen
92069R     +             3C                Right-to-Copy Image/1000 DBMS
92077A     +             3A                RTE-A OP SYS

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
92077E     +            3A                 Right-to-Execute
92077K     +            3A                 Set of Manuals
92077R     +            3A                 RTE-A R-TO-C
92078A     +            3A                 VC+ O/S Enhance
92078E     +            3A                 R-to-E VC+ Software
92078R     +            3A                 R-T-C VC+ Software
92081A     +            3C                 Image/1000-II Database Managem
92081R     +            3C                 Right-to-Copy Image/1000-II DB
92083A     +            NA                 RTE Profiler
92083R     +            3A                 Right to Copy
92101A     +            3A                 Multiuser BASIC
92211Q     +            3C                 Adapter, HP19514A for HP6000 D
92222A     +            5E                 SCSI cable, 0.5 m, LDBL50, M/M
92222B     +            5E                 SCSI cable, 1 m, LDBL50, M/M
92222C     +            5E                 SCSI cable, 2 m, LDBL50, M/M
92222D     +            5E                 SCSI extender cable, 1 m, LDBL
92224F     +            5E                 HP RS-232C Female Gender Conve
92253D     +            5E                 ThickLAN coax cable, FEP jacke
92253H     +            5E                 ThickLAN coax cable, PVC jacke
92253J     +            3C                 ThickLAN N-connectors, male, Q
92253K     +            5E                 ThickLAN N-type barrel connect
92253L     +            5E                 ThickLAN N-type terminator 50
92254B     +            5E                 ThickLAN AUI cable, FEP jacket
92275B     +            3C                 HP Letter Tray, LaserJet IIP/p
92275C     +            3C                 HP Legal Tray, LaserJet IIP/pl
92275D     +            3C                 HP A4-size Tray, LaserJet IIP/
92275E     +            3C                 HP Exec Tray, LaserJet IIP/plu
92275F     +            3C                 HP Envelope Tray, LaserJet IIP
92283A     +            5E                 HP 1.3 GB DDS Cartridges, 60m,
92283B     +            5E                 HP 2.0 GB DDS Cartridges, 90m,
92300A     +            3C                 Box of 5 120m DDS-2 Cartridges
92436A     +            3C                 Starbase Graphics for M840/845
92436R     +            3C                 Right-to-copy Starbase on 840/
92445A     +            3C                 Starbase Software for S800
92463A     +            3C                 Starbase Software for Model 85
92463R     +            3C                 RTR Starbase Software for M850
92470A     +            3C                 HP ALLBASE/4GL Runtime
92471A     +            3C                 HP ALLBASE/4GL Developer Packa
92522A     +            3C                 Display List Software for S800
92522R     +            3C                 Right to reproduce Display Lis
92526A     +            3C                 Display List Software for Mode
92526R     +            3C                 Right to reproduce Display Lis
92568A     +            3C                 HP UX License
92571A     +            NA                 HP C/1000 Compiler
92571R     +            NA                 HP C/100 Right-to-copy.
92616A     +            3C                 HP SW Integration Sockets MPE/
92625A     +            3C                 HP DataPair/800 License and Me
92668A     +            3C                 SwitchOver/UX License and Medi
92832R     +            3A                 Right to Copy
92833A     +            3A                 Pascal Compiler
92833R     +            3A                 Pascal RT-TO-CPY
92834R     +            3A                 FTN4X Right-to-Copy
92836A     +            3A                 Fortran 77 Compiler
92836R     +            3A                 FTN77 Right-to-Copy
92857A     +            NA                 BASIC/1000C
92857R     +            NA                 RTR BASIC/1000C
92860A     +            3A                 Symbol.Debug1000
92860R     +            3A                 Right-to-Copy
92861A     +            3C                 DGL Version 2.0
92861R     +            3C                 RTC DGL 2.0
92862A     +            3C                 AGP VERSION 2.0
92862R     +            3C                 RTC AGP 2.0
94200B     +            3A                 PCIF/1000
94200R     +            NA                 Right-to-copy PCIF
94200Z     +            NA                 PCIF Manuals Package
94202A     +            3A                 Allen-Bradley Handler
94202R     +            3A                 Right-to-Copy Allen Bradley Ha
94202Z     +            NA                 Allen-Bradley Documentation
94203A     +            3A                 Gould-Modicon Handler
94203R     +            3A                 R-T-C Gould Modicon Handler
94203Z     +            3A                 Gould-Modicon Handler Document
94204A     +            3A                 Software Req'ed to interface w
94204R     +            3A                 Right-to-Copy Siemens Handler
94204Z     +            3A                 Siemens Manual
94250A     +            NA                 F/1000 Forms Pkg
94250B     +            NA                 Forms Management Pkg
94250E     +            NA                 F/1000 R-to-Exec
94250R     +            NA                 F/1000 R-to-Copy
94250Z     +            NA                 FORMS/1000 Manual Package
94250ZB    +            NA                 Forms Manual Package
98112A     +            3C                 HP Allbase/4GL Developer Packa
98118A     +            3C                 HP ALLBASE/4GL Runtime
98170A     +            3C                 ARPA/1000 Right-to-use
98170R     +            3C                 ARPA/1000 Right-to-copy.
98190AR    +            3A                 Rmkt Asynchronous 16 channel M
98196AR    +            3A                 Rmkt Async CIO 6 Channel Multi
98229C     +            5K                 4 MB ECC RAM module.
98515L     +            3C                 License to use 2 user HP-UX AX
98567A     +            5E                 35731A monitor rack mount.
98567B     +            5E                 35741 monitor rack mount kit.
98569A     +            5E                 Rack mount for Series 300 comp
98595D     +            3C                 16-User HP-UX AXE (7.05) media
98595L     +            3C                 License to use 16 user HP-UX A
98616B     +            3C                 HP BASIC/WS Media/Documentatio
98616BJ    +            3C                 HP BASIC/WS Media/Documentatio
98616D     +            3C                 BASIC/WS DOS File System
98616K     +            3C                 HP BASIC/WS Language System Do
98616KJ    +            3C                 HP BASIC/WS Language System Ja
98616L     +            3C                 HP BASIC/WS L-T-U
98616LJ    +            3C                 BASIC/WS license
98616S     +            3C                 HP BASIC/WS CSUB Utilities
98616SJ    +            3C                 BASIC/WS CSUBs
98617A     +            3C                 HP9000 Pascal 3.25 language sy
98617E     +            3C                 Right to execute Pascal 3.25.
98617R     +            3C                 Right to reproduce Pascal 3.25
98618B     +            3C                 HP BASIC/WS Compiler
98618BJ    +            3C                 BASIC/WS compiler
98622A     +            5K                 Parallel Interface
98624A     +            5K                 HP-IB interface
98625B     +            5K                 High Speed HP-IB
98628A     +            5K                 Data Communications I/F
98642A     +            5K                 4-Ch Async I/F
98644A     +            5K                 RS-232 Serial Interface and In
98658A     +            5K                 DIO SCSI Host Adapter.
98768A     +            5K                 Upgrades a Series 700 Server t
98892A     +            3C                 Starbase Software for Model 80
98892R     +            3C                 Right to reproduce Starbase/HP
99941A     +            NA                 HP Process Monitor/V
A1001AR    +            2A                 Rmkt S925 1.6 meter, 115 V cab
A1010AN    +            NA                 Return credit for 8 MB memory
A1010AR    +            2A                 Rmkt 825/835 8MB memory board
A1027AR    +            5G                 Rmkt HP3000 Series 922LX preco
A1032AN    +            NA                 Return credit for Series 925LX
A1033AN    +            NA                 Return credit for Series 922RX
A1036AR    +            2A                 Rmkt upgrade from 825S/SRX to
A1037AN    +            NA                 Return credit for 16 MB memory
A1037AR    +            2A                 Rmkt 16MB ECC RAM board for 82
A1041AN    +            NA                 Return credit for Series 932 o
A1044AR    +            2A                 Rmkt Model 832S computer syste
A1052A     +            5E                 Rack mount kit for 2345A.
A1060AR    +            5G                 Rmkt HP3000 S935 with 48MB mem
A1060HR    +            5G                 Rmkt HP3000 Series 935 upgrade
A1062AR    +            5H                 Rmkt HP3000 S935 field upgrade
A1097CR    +            2F                 Rmkt 19" 1280x1024 color monit
A1098A     +            5K                 HP/Domain localization kit.
A1099C     +            4A                 HP-UX wkst localization kit w/
A1099CR    +            2E                 Rmkt HP-UX localization kit wi
A1101AN    +            2A                 Return credit for channel adap
A1103AN    +            2A                 Return credit for memory contr
A1103AR    +            2A                 Rmkt Memory controller for CIO
A1104AN    +            2A                 Return credit for 16 MB memory
A1104AR    +            2A                 Rmkt 16MB ECC memory board
A1104AY    +            2A                 16 MB ECC memory board; intern
A1109AN    +            NA                 Return credit for Series 955
A1134AN    +            NA                 Return Series 980/100
A1134AR    +            5G                 Rmkt HP 3000 Series 980/100
A1137AR    +            5G                 Rmkt Field upgrade to HP3000 S
A1138AR    +            5G                 Rmkt Field upgrade to HP3000 S
A1139AR    +            5G                 Rmkt Field upgrade to HP3000 S
A1141AR    +            2A                 Rmkt Mdl 850S/855S/860S to 870
A1142AR    +            2A                 Rmkt Mdl 870/100 to 870/200 up
A1143AR    +            2A                 Rmkt Mdl 870/200 to Mdl 870/30
A1144AR    +            2A                 Rmkt Mdl 870/300 to Mdl 870/40
A1149AN    +            NA                 Return Series 980/200

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
A1152AR    +                5G             Rmkt 64MB RAM memory board
A1152AY    +                5G             64 MB ECC memory board. Intern
A1154AR    +                2A             Rmkt HP9000 Model 842
A1155AR    +                2A             Remarketed HP 9000 Model 852
A1401A     +                5K             DIO-II conversion.
A1404AN    +                NA             Return credit for 8 MB memory
A1404AR    +                2A             Rmkt 8MB ECC RAM board for HP
A1404AY    +                2A             8 MB RAM board for HP 3000 & H
A1407AN    +                NA             Battery backup unit return cre
A1436AN    +                2B             Return credit for 16 MB ECC RA
A1436AR    +                2B             Rmkt 16MB ECC RAM memory board
A1436AY    +                2B             16 MB ECC RAM memory board
A1437AN    +                2B             Return Credit for 32 MB ECC me
A1437AR    +                2B             Rmkt 32MB memory for 8x2 & 9x2
A1439A     +                5K             CRX-24 Graphics Board for Seri
A1443AR    +                5K             Rmkt 660MB internal SCSI disk
A1450A     +                5K             IEEE-488 HP-IB kit for Model 4
A1451A     +                5K             IEEE-488 HP-IB kit for Model 4
A1454A     +                5K             24-bit Z-Buffer and accelerato
A1497AR    +                5K             Rmkt 17 inch 1024x768 color mo
A1610AR    +                2A             Rmkt Model 825S to Model 845S
A1623AN    +                2B             Return credit for 32 MB ECC me
A1659A     +                5K             CRX graphics card for Series 7
A1700AN    +                NA             Return credit for Series 948 o
A1701AN    +                NA             Return credit for Series 958 o
A1702AN    +                NA             Return credit for Series 920,
A1703AR    +                5K             Rmkt HP 9000 Model 817 Busines
A1704AR    +                5G             Rmkt HP9000 Model 837 business
A1704BR    +                5G             Rmkt HP 9000 Model 837 busines
A1707AR    +                5G             Rmkt HP3000 S957LX preconfigur
A1708AN    +                2A             Return credit for S/947LX/RX
A1708AR    +                5G             Rmkt HP3000 S947 preconfigured
A1708BR    +                5G             Rmkt HP3000 S947 preconfigured
A1709AN    +                NA             Return credit for S/957RX/SX
A1709AR    +                5G             Rmkt HP3000 S957 preconfigured
A1709BR    +                5J             Rmkt HP 3000 Series 957RX/SX
A1710AN    +                NA             Return credit for S967RX/SX, 9
A1710AR    +                5G             Rmkt HP3000 S967 preconfigured
A1716AR    +                2A             Rmkt Model 822 computer system
A1744AR    +                2B             Rmkt Model 832 to 842 CPU upgr
A1747A     +                5H             Precision Bus Adapter with HP-
A1747AR    +                5H             Rmkt Precision Bus Adapter wit
A1748A     +                5H             Precision Bus Adapter with HP-
A1749A     +                5H             HP-PB HP-FL adapter and manual
A1749AR    +                5H             Rmkt HP-PB HP-FL adapter and m
A1752AR    +                5G             Rmkt HP3000 S947LX preconfigur
A1757AR    +                5G             Rmkt HP3000 S967LX preconfigur
A1758AR    +                5G             Rmkt HP3000 S937LX preconfigur
A1765AR    +                5K             Rmkt HP 9000 Model 827 busines
A1770AN    +                NA             Return credit for S/917LX
A1770AR    +                5G             Rmkt HP3000 S917LX Pre-configu
A1771AN    +                NA             Return credit for S/927LX
A1771AR    +                5G             Rmkt HP3000 S927LX preconfigur
A1771BR    +                5H             Rmkt HP 3000 S927LX
A1771CR    +                5J             Rmkt HP 3000 Series 927LX
A1772AN    +                NA             Return credit for S/937LX/RX
A1772AR    +                5G             Rmkt HP 3000 S937 preconfigure
A1793A     +                5H             Memory Extender Board for 8x7
A1793AR    +                5H             Rmkt Memory extender board for
A1828AZ    +                5K             Rack integrated HP-PB Expansio
A1828AZR   +                5K             Rmkt Rack integrated HP-PB exp
A1883A     +                5H             1.1 Meter Computer Cabinet
A1884A     +                5H             1.6 Meter Computer Cabinet
A1884AR    +                5H             Rmkt 1.6 meter computer cabine
A1896A     +                5H             1.1 meter standard 19" EIA rac
A1897A     +                5H             1.6 meter standard 19" EIA rac
A1897AR    +                5G             Rmkt 1.6 meter standard 19 inc
A1902A     +                3C             Parallel GL-2 Kit II
A1904A     +                5K             PCL Serial LaserJet interface
A1932AR    +                5K             Rmkt Model 720 CRX std configu
A1933AR    +                5K             Rmkt Mdl 720 CRX color std con
A1935AR    +                5K             Rmkt Mdl 720PVRX color std con
A1950BR    +                5K             Rmkt Model 730 CRX color, std.
A1968AR    +                5K             Rmkt add on 3.5" 1.4 MB SCSI f
A1979A     +                5K             16-MB RAM, customer installed.
A1979AR    +                5K             Rmkt 16MB RAM, customer instal
A1982AR    +                5K             Rmkt 420MB internal SCSI disk
A1983A     +                5K             420-MB second internal SCSI di
A1983AR    +                5K             Rmkt 420MB second internal SCS
A1984AR    +                5K             Rmkt 3.5" 1.4 MB SCSI floppy d
A1986A     +                5K             EISA upgrade kit
A1987A     +                5K             32-MB RAM for Model 750
A1987AR    +                5K             Rmkt 32MB RAM for Model 750
A1989AR    +                5K             Rmkt 1.3 GB internal SCSI disk
A1999AR    +                5K             Rmkt Standalone 660MB SCSI CD
A2040A     +                5K             HP 9000 Model 400t/400dl HP-UX
A2041A     +                5K             HP 9000 Model 400t/400dl Domai
A2042A     +                5K             HP 9000 Model 400s to 433s HP-
A2046A     +                5K             HP 9000 Model 425s to 433s HP-
A2047A     +                5H             HP 9000 Model 425s to 433s Dom
A2060A     +                3C             715/64 HP Green Workstation
A2061A     +                3C             715/80 HP Green Workstation
A2062A     +                3C             715/100 HP Green Workstation
A2063A     +                3C             715/100XC HP Green Wkstn (incl
A2072A     +                5K             420-MB internal SCSI disk driv
A2075A     +                5K             420-MB disk drive for Model 42
A2075AR    +                5K             Rmkt 420 MB disk drive for mod
A2076A     +                5K             1.3-GB Drive For Models 425s o
A2087A     +                5H             HP Model 425e to 710 PA-RISC u
A2088A     +                5K             19" 1280x1024 grayscale monito
A2088AR    +                5K             Rmkt 19" 1280x1024 grayscale m
A2089A     +                5H             Upgrade Model 400t/425t to 715
A2092A     +                5H             Upgrade Model 4xxs to 715s/33
A2093A     +                5H             Upgrade Model 4xxs to 715s/50
A2094AR    +                5K             Rmkt 19" Sony color monitor 12
A2201A     +                5K             8-MB SIMM RAM board.
A2201AR    +                5K             Rmkt 8MB SIMM RAM board
A2202A     +                5K             16MB memory module
A2202AR    +                5K             Rmkt 16MB SIMM RAM board
A2205B     +                4A             HP-UX Wkst Localization Kit w/
A2206A     +                5E             Floor Stand for HP425E Worksta
A2211AR    +                5K             Rmkt HP 9000 Model 710 16" col
A2213AR    +                5K             Rmkt HP 9000 Model 710, 16MB,
A2214AR    +                5K             Rmkt HP 9000 Model 710 19" col
A2216A     +                5K             8-MB RAM add-on
A2217A     +                5K             16-MB RAM add-on
A2218A     +                5K             32-MB RAM add-on
A2218AR    +                5K             Rmkt 32MB RAM add on
A2221A     +                5K             420-MB internal SCSI-2 disk.
A2221AR    +                5K             Rmkt 420MB internal SCSI-2 dis
A2223AR    +                5K             Rmkt add 1.4MB 3.5" floppy dis
A2224AR    +                5K             Rmkt add 600MB 5.25" CD ROM dr
A2225A     +                1P             362 CPU board with 640 x 480 g
A2226A     +                1P             382 CPU board with 640 x 480 g
A2227A     +                1P             382 CPU board with 1024 x 768
A2228A     +                1P             MC68040 CPU board w/1280x1024
A2229BA    +                5K             MPower ScanJet IIcx Interface
A2230A     +                5J             8 MB ECC memory module
A2230AR    +                5J             Rmkt 8MB ECC memory module
A2230AZ    +                5J             Select ECC memory installed in
A2230AZR   +                5J             Rmkt 8MB memory integrated in
A2231A     +                5J             Add on 16 MB memory module
A2231AR    +                5J             Rmkt Add on 16MB memory module
A2231AZ    +                5J             16 MB memory module selection
A2231AZR   +                5J             Rmkt 16MB ECC memory module
A2232A     +                5J             Add on 32 MB memory module
A2232AR    +                5J             Rmkt Add on 32 MB memory modul
A2232AZ    +                5J             32 MB memory module selection
A2232AZR   +                5J             Rmkt 32MB memory module select
A2240C     +                5K             Mdl 362 Controller Bundle
A2244B     +                5K             Model 310/320/332 25 MHz 68040
A2246A     +                5K             4 slot DIO expander

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT                     WARRANT        DESCRIPTION
              COLUMN        CODE

A2247A     +                5K             2 slot DIO-II expander
A2249A     +                5K             Model 362 MC68882 upgrade kit
A2250C     +                5K             Model 382 Controller Bundle
A2254A     +                5K             DDS Tape Drive Upgrade Kit for
A2255A     +                5K             LAN interface field upgrade ki
A2256A     +                5K             SCSI interface field upgrade k
A2260A     +                4A             HP9000/742rt VMEbus Board Comp
A2260B     +                4A             HP9000/742i VMEbus Board Compu
A2262A     +                5K             Dual CRX Graphics board.
A2263AR    +                5K             Rmkt HP9000 Model 720 CRX24 st
A2265BR    +                5K             Rmkt HP9000 Model 730 CRX24 st
A2269A     +                5K             Upgrades S700 Server to Dual C
A2270A     +                5K             Upgrades S700 Server Config To
A2271A     +                5K             Upgrades a S700 CRX Workstatio
A2272A     +                5K             Upgrades S700 PVRX Workstation
A2274A     +                5K             Add 2-GB DDS tape drive.
A2275A     +                5K             Add 2GB (native capacity) DDS
A2275AR    +                5K             Rmkt Add 2GB (native capacity)
A2278BR    +                5K             Rmkt HP 9000 Model 750 CRX std
A2282B     +                5K             HP 9000 Model 750 Dual CRX std
A2287B     +                5K             17" 1024x768 75 Hz S. Hemi col
A2293A     +                5J             Floating Point Coprocessor Upg
A2293AR    +                5K             Rmkt Floating point coprocesso
A2300AN    +                NA             Return credit for S977SX
A2300AR    +                5G             Rmkt HP 3000 S977 preconfigure
A2300BR    +                5J             Rmkt HP 3000 Series 977SX syst
A2311AR    +                5H             Rmkt 525MB QIC upgrade kit
A2312A     +                5H             Peripheral Upgrade kit for 8x7
A2317AN    +                NA             Return credit for S987RX/SX
A2317AR    +                5G             Rmkt HP3000 S987 preconfigured
A2321A     +                3C             X.25 backup media and document
A2321AR    +                3C             Rmkt X.25 backup media and doc
A2359A     +                3C             SharePlex/iX-Netbase Bundle Pr
A2360A     +                NA             SharePlex/iX-NetBase Bundle Se
A2362A     +                4K             HP 9000 Series 800 Model I70
A2362AR    +                4K             Rmkt HP 9000 Series 800 Model
A2363A     +                4K             HP 9000 Series 800 Model I50
A2363AR    +                4K             Rmkt HP 9000 Model I50
A2364A     +                4K             HP 9000 Series 800 Model I40
A2364AR    +                4K             Rmkt HP 9000 Series 800 Model
A2365A     +                4K             HP 9000 Series 800 Model I30
A2365AR    +                4K             Rmkt HP 9000 Series 800 Model
A2366A     +                4K             HP 9000 Series 800 Model H20
A2366AR    +                4K             Rmkt HP 9000 Series 800 Model
A2367AR    +                5G             Rmkt Model F10 for F class bus
A2368AR    +                5J             Rmkt Add power fail battery ba
A2369AR    +                5K             Rmkt MiniNova chassis installe
A2376AR    +                NA             Rmkt HP 3000 Series 917 base S
A2377AR    +                NA             Rmkt Series 917 with MPE/iX &
A2379AR    +                NA             Rmkt Series 917 SPU with MPE/i
A2380AR    +                5J             Rmkt HP 3000 Series 927 base S
A2381AR    +                5J             Rmkt HP3000 S927 w/ MPE/iX & I
A2382AR    +                5J             Rmkt Series 927 w/ MPE/iX & AL
A2383AR    +                5J             Rmkt HP3000 Series 927 with MP
A2384AR    +                5J             Rmkt HP 3000 Series 937 base S
A2385AR    +                5J             Rmkt Series 937 w/ MPE/iX and
A2387AR    +                5H             Rmkt HP 3000 Series 937 with M
A2388AR    +                5J             Rmkt HP 3000 Series 947 base S
A2389AR    +                5J             Rmkt Series 947 with MPE/iX &
A2391AR    +                5J             Rmkt HP 3000 Series 947 with M
A2393AR    +                5J             Rmkt HP 3000 Series 957 base S
A2394AR    +                5J             Rmkt Series 957 with MPE/iX &
A2396AR    +                5J             Rmkt HP 3000 Series 957 with M
A2397AR    +                5J             Rmkt HP 3000 Series 967 base S
A2398AR    +                5J             Rmkt Series 967 with MPE/iX &
A2400AR    +                5J             Rmkt Series 967 with MPE/iX on
A2401AR    +                5J             Rmkt Series 977 base SPU with
A2402AR    +                5J             Rmkt Series 977 with MPE/iX &
A2403AR    +                5J             Rmkt Series 977 w/ MPE/iX & AL
A2404AR    +                5J             Rmkt Series 977 with MPE/iX FO
A2405AR    +                NA             Rmkt HP 3000 Series 987 base S
A2406AR    +                NA             Rmkt Series 987 with MPE/iX &
A2408AR    +                NA             Rmkt HP3000 Series 987 with MP
A2413AR    +                5H             Rmkt Series 917LX 2 slot std c
A2414AR    +                5H             Rmkt 927LX 2 slot standard cha
A2415AR    +                5H             Rmkt 937LX 2 slot standard cha
A2416AR    +                4K             Rmkt Series 937RX 4 slot chass
A2417AN    +                NA             Return credit for S/937SX
A2417AR    +                4K             Rmkt Series 937SX 12 slot chas
A2418AR    +                5H             Rmkt 947LX 2 slot standard cha
A2419AR    +                4K             Rmkt Series 947RX 4 slot chass
A2420AN    +                NA             Return credit for S/947SX
A2420AR    +                4K             Rmkt Series 947SX 12 slot chas
A2421A     +                4K             Series 957RX 4 slot standard c
A2421AR    +                4K             Rmkt 957RX 4 slot standard cha
A2422A     +                4K             Series 957SX 12 slot chassis,
A2422AR    +                4K             Rmkt Series 957SX 12 slot chas
A2423AR    +                4K             Rmkt 967RX 4 slot standard cha
A2424AR    +                4K             Rmkt Series 967SX 12 slot chas
A2425AR    +                5G             Rmkt Series 977SX 12 slot chas
A2426AR    +                4K             Rmkt Series 987SX 12 slot chas
A2428AR    +                5J             Rmkt HP 9000/800 F Class Bus S
A2429AR    +                5J             Rmkt HP 9000/800 G Class Bus S
A2430AR    +                2B             Rmkt HP 9000 H Class Server pa
A2431AR    +                2B             Rmkt HP 9000 I Class Server pa
A2432AR    +                5G             Rmkt Model F20 for F Class Bus
A2433AR    +                5G             Rmkt Model F30 for F Class Bus
A2434A     +                4K             Model G30 for G-Class Business
A2434AR    +                4K             Rmkt Model G30 for G Class Bus
A2435A     +                4K             Model G40 for G-Class Business
A2435AR    +                4K             Rmkt Model G40 for G Class Bus
A2436A     +                4K             Model G50 for G-Class Business
A2436AR    +                4K             Rmkt Model G50 for G Class Bus
A2437A     +                4K             HP 9000 Series 800 Model H30
A2437AR    +                4K             Rmkt HP 9000 Series 800 Model
A2438A     +                4K             HP 9000 Series 800 Model H40
A2438AR    +                4K             Rmkt HP 9000 Series 800 Model
A2439A     +                4K             HP 9000 Series 800 Model H50
A2439AR    +                4K             Rmkt HP 9000 Series 800 Model
A2440A     +                3C             HP-UX 2 user license and manua
A2440AR    +                5J             Rmkt HP-UX 2 user license and
A2441A     +                5J             LAN Personality card for base
A2441AR    +                5K             Rmkt LAN Personality card
A2442A     +                5J             MUX Personality card for base
A2442AN    +                2B             Return of 8 port MUX personali
A2442AR    +                5K             Rmkt MUX Personality card
A2443A     +                NA             Peripheral Change Credits
A2443AR    +                5K             Rmkt peripheral change credit
A2444AR    +                5J             Rmkt 566MB half height disk
A2445AR    +                5K             Rmkt 1 GB half height SE SCSI
A2446A     +                5J             2 GB full height SE SCSI disk
A2446AR    +                5K             Rmkt 2 GB full height SE SCSI
A2451AR    +                5J             Rmkt Series 800 F Class upgrad
A2452A     +                5H             Field Upgrade to Model F30.
A2452AR    +                5J             Rmkt Field upgrade to Model F3
A2453A     +                5H             Field Upgrade to Model F20.
A2453AR    +                5J             Rmkt Field upgrade to Model F2
A2454AR    +                5J             Rmkt Series 800 G Class upgrad
A2455A     +                4L             Field Upgrade to Model G50.
A2455AR    +                4L             Rmkt Field upgrade to Model G5

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3000


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
A2456A     +                4L             Field Upgrade to Model G40.
A2456AR    +                4L             Rmkt Field upgrade to Model G4
A2457A     +                4L             Field Upgrade to Model G30.
A2457AR    +                4L             Rmkt Field upgrade to Model G3
A2458AR    +                5J             Rmkt Series 800 H Class upgrad
A2459A     +                4L             Field Upgrade to Model H50.
A2459AR    +                4L             Rmkt Field upgrade to Model H5
A2460A     +                4L             Field Upgrade to Model H40.
A2460AR    +                4L             Rmkt Field upgrade to Model H4
A2461A     +                4L             Field Upgrade to Model H30.
A2461AR    +                5J             Rmkt Field upgrade to Model H3
A2462AR    +                5J             Rmkt I Class upgrade
A2463A     +                4L             Field Upgrade to Model I50.
A2463AR    +                4L             Rmkt Field upgrade to Model I5
A2464A     +                4L             Field Upgrade to Model I40.
A2464AR    +                4L             Rmkt Field upgrade to Model I4
A2465A     +                4K             HP 9000 Series 800 Model G30
A2469A     +                4K             HP 9000 Series 800 Model G40
A2470A     +                4K             HP 9000 Series 800 Model G50
A2478AN    +                NA             Return credit for Series 64, 6
A2485A     +                5J             MPE,IMAGE, ALLBASE/SQL incl. i
A2485AR    +                5J             Rmkt upgd w/ MPE, IMAGE/SQL, A
A2486A     +                5H             Upgd 9x7 license with IMAGE, A
A2486AR    +                5J             Rmkt Upgrade 9x7 license with
A2487A     +                5J             Upgrade 9x7 user license with
A2487AR    +                5J             Rmkt Upgd 9x7 user license w/
A2488A     +                5H             IMAGE/SQL license incl in 9x7
A2488AR    +                5J             Rmkt IMAGE/SQL license incl in
A2489A     +                5J             ALLBASE/SQL, MPE/iX incl in 9x
A2489AR    +                5J             Rmkt ALLBASE/SQL, MPE/iX inclu
A2490A     +                5H             ALLBASE/SQL license included i
A2490AR    +                5J             Rmkt ALLBASE/SQL license upgra
A2491A     +                5J             MPE/iX FOS only included in up
A2491AR    +                5J             Rmkt MPE/iX FOS only included
A2492A     +                5H             Upgrade 9x7 user license for M
A2492AR    +                5J             Rmkt Upgd 9x7 user license for
A2493A     +                5J             Upgrade HP 3000 server
A2494A     +                5H             Upgrade to 927LX, 2 slot chass
A2494AR    +                5H             Rmkt upgrade to 927LX, 2 slot
A2495A     +                5H             Upgrade to 937LX, 2 slot chass
A2495AR    +                5H             Rmkt upgrade to 937LX, 2 slot
A2496A     +                5H             Upgrade to 937RX, 4 slot chass
A2496AR    +                5H             Rmkt upgrade to 937RX, 4 slot
A2497A     +                4L             Upgrade to 937SX, 12 slot chas
A2497AR    +                4L             Rmkt Upgrade to 937SX, 12 slot
A2498A     +                5H             Upgrade to 947LX, 2 slot chass
A2498AR    +                5H             Rmkt Upgrade to 947LX, 2 slot
A2499A     +                4L             Upgrade to 947RX, 4 slot chass
A2499AR    +                4L             Rmkt Upgrade to 947RX, 4 slot
A2511A     +                5J             Add on 64 MB memory module
A2511AR    +                5J             Rmkt Add on 64 MB memory modul
A2511AX    +                5H             64-MB ECC memory module. Inter
A2511AZ    +                5J             64 MB memory module selection
A2511AZR   +                5J             Rmkt 64 MB memory module selec
A2512A     +                5K             32MB RAM, customer installed
A2512AR    +                2F             Rmkt 32MB RAM, for 720/730/735
A2513AR    +                5K             Rmkt 64MB RAM add on for Model
A2516A     +                5J             Add on 128 MB memory module
A2516AR    +                5J             Rmkt add on 128 MB memory modu
A2516AZ    +                5J             128 MB memory module selection
A2516AZR   +                5J             Rmkt 128 MB memory module sele
A2518A     +                5K             Add 128MB RAM for 755 workstat
A2518AR    +                5K             Rmkt Add 128MB RAM for 755
A2521A     +                5H             Upgrades Model 720 to 96-MB ma
A2522A     +                5H             Upgrades Model 720 to 128-MB m
A2532A     +                5H             Upgrades Model 730 to 128-MB m
A2538A     +                NA             Domain S400 to S700 PA upgrade
A2539A     +                NA             HP-UX S400 to S700 PA upgrade
A2542A     +                5H             HP 9000 Model 720 CPU upgrade
A2543A     +                5H             HP 9000 Model 730 CPU upgrade,
A2548A     +                4A             HP-UX 9.0 PA upgd loc. kit w/
A2549A     +                4A             HP-UX 9.0 PA upgrd Loc. Kit wi
A2551AR    +                5K             Rmkt 755 CRX 20", 64MB, 2GB
A2552AR    +                5K             Rmkt Mdl 755 Std Cfg, CRX24 20
A2553AR    +                5K             Rmkt Mdl 755 Std Cfg,CRX24Z 20
A2556A     +                5K             2-GB single-ended SCSI-2 disk
A2556AR    +                5K             Rmkt 2GB single ended SCSI-2 d
A2560A     +                5K             Mdl 433s Domain CRX for 7xxs P
A2562A     +                5H             Upgrades Model 720 to 64-MB Ma
A2563AR    +                5K             Rmkt 1GB SE SCSI-2 disk for M7
A2564A     +                5K             2-GB fast-wide SCSI-2 disk.
A2564AR    +                5K             Rmkt 2GB fast wide SCSI-2 disk
A2565AR    +                5K             Rmkt 525MB SE SCSI-2 disk for
A2566AR    +                5K             Rmkt 1GB fast wide SCSI-2 disk
A2567A     +                5H             Upgrades Model 730 to 64-MB Ma
A2577A     +                5K             8MB RAM for 712, 715-64/80/100
A2577AR    +                5K             Rmkt 8MB RAM for 712, 715-64/8
A2578A     +                5K             16MB RAM for 712, 715-64/80/10
A2578AR    +                5K             Rmkt 16MB RAM for 712, 715-64/
A2588AY    +                5G             512 MB Memory Board Internal P
A2589AY    +                5G             768 MB Memory Internal Product
A2601AR    +                5K             Rmkt Model 735 std cfg, CRX 19
A2602AR    +                5K             Rmkt Mdl 735 std cfg, CRX24 19
A2603AR    +                5K             Rmkt 735 Std Cfg CRX24Z 19", 3
A2605A     +                5H             Upgrades HP 9000 Model 720 to
A2607AR    +                5K             Rmkt Mdl 735 std cfg, Dual CRX
A2608AR    +                5K             Rmkt 735 std cfg, CRX 20", 32M
A2609AR    +                5K             Rmkt 735 CRX48Z 20", 32MB, 1GB
A2612AR    +                5K             Rmkt 715/33 CX 17" 16MB diskle
A2613AR    +                5K             Rmkt 715/33 CX 20", 16MB, 525M
A2617AR    +                5K             Rmkt Mdl 715/33 QS bundle, CX
A2619AR    +                5K             Rmkt Mdl 715/33 QS bundle,CX-2
A2620AR    +                5K             Rmkt Mdl 715/33 Std Cfg,CRX24
A2621AR    +                5K             Rmkt 715/33 Std cfg, CRX24Z 20
A2627AR    +                5K             Rmkt 715/50 CX 20", 16MB, 525M
A2627AU    +                5K             Mdl 715/50 ETN, 20" color mtr,
A2627BU    +                5K             Mdl 715/50 ETN, 17" color mtr,
A2628A     +                5K             HP 9000 S700i/100 MHz Upgrade.
A2629AR    +                5K             Rmkt 715/50 QS bundle, CX 20",
A2631AR    +                5K             Rmkt 715/50 QS bundle, CX 20",
A2633AR    +                5K             Rmkt 715/50 Std Cfg, CRX24 20"
A2634AR    +                5K             Rmkt 715/50 CRX24Z 20", 16MB,
A2634AU    +                5K             Mdl 715/50 ETN, CRX-24Z, 20",
A2635AR    +                5K             Rmkt 715/50 std cfg, CRX48Z 20
A2638B     +                5K             HP9000 Model 745i Industrial W
A2639B     +                5K             HP9000 Model 747i Industrial W
A2642A     +                5K             2GB DDS Tape Drive
A2643A     +                5K             2GB (native capacity) DDS DAT
A2644A     +                5K             600MB 5.25" CD-ROM drive for i
A2645A     +                5K             1.4MB 3.5" Flexible Disk Drive
A2646A     +                5K             Add 64MB RAM (16MB DRAM)
A2646AR    +                5K             Rmkt Add 64MB RAM (16MB DRAM)
A2650AR    +                5K             Rmkt 755 std cfg, CRX48Z 19" 6
A2654A     +                5H             Add FDDI Daughter Card Kit for
A2655AR    +                5K             Rmkt 660MB SCSI CD-ROM drive
A2656A     +                5K             2GB SCSI DDS Tape Drive for M7
A2656AR    +                5K             Rmkt 2GB SCSI DDS tape drive f
A2657A     +                5K             1GB external SCSI disk drive
A2657AR    +                5K             Rmkt 1GB external SCSI disk dr
A2658A     +                5K             ThickNet Card, replace Fact.In
A2660A     +                1P             S700i SPU Module, HP-UX LTU
A2663A     +                1P             SGC to VME Converter Board
A2664A     +                1P             SGC to EISA Converter Board
A2665A     +                5K             Add FDDI Daughter Card Kit for
A2666A     +                5H             Upgrade M735 or M755 CRX 24Z t
A2667A     +                5H             Upgrades M735 or M755 PVRX to
A2668A     +                5H             Upgrades Model 720 to 32MB Mem
A2670A     +                5K             Add-on ThinLAN Ethernet Transc
A2670AR    +                5K             Rmkt add on ThinLAN Ethernet t
A2671A     +                5K             Add-on EtherTwist transceiver
A2671AR    +                5K             Rmkt Add on EtherTwist transce
A2672A     +                5H             J200 to J280 upgrade
A2673A     +                5K             CRX-24 subsystem without monit
A2674A     +                5K             24 Bit Z-Buffer and Graphics A
A2675A     +                5K             Upgrades M715 or M725 CRX to C
A2679A     +                5K             EISA FAST SE SCSI-2 Host Adapt
A2681A     +                5K             Upgrade VISUALIZE-48 to VISUAL
A2689AR    +                5K             Rmkt 725/50 Std Cfg, CX 20", 3
A2691AR    +                5K             Rmkt 725/50 Std Cfg, CRX24 20"
A2692AR    +                5K             Rmkt 725/50 Std Cfg, CRX24Z 20
A2693AR    +                5K             Rmkt 725/50 Std Cfg, CRX48Z 20
A2800AR    +                5K             Rmkt 525MB SE SCSI-2 disk for

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE

VAR COMPUTER SYSTEMS PRODUCTS                                        A3001


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

A2801A     +                5K             1 GB S/E SCSI-2 disk for Model
A2801AR    +                5K             Rmkt 1GB SE SCSI-2 disk for Mo
A2802A     +                5K             1.4 MB 3.5" floppy disk drive
A2802AR    +                5K             Rmkt 1.4MB 3.5 inch floppy dis
A2803A     +                5K             660 MB 5.25" CD-ROM drive for
A2803AR    +                5K             Rmkt 600MB 5.25" CD ROM drive
A2804A     +                5K             EISA Expansion slot for Model
A2804AR    +                5K             Rmkt EISA expansion slot for 7
A2809AR    +                5K             Rmkt 525MB SE SCSI-2 disk for
A2813AR    +                5K             Rmkt 1GB SE SCSI-2 disk for Mo
A2814A     +                5K             1.4 MB 3.5" floppy disk drive
A2814AR    +                5K             Rmkt 1.4 MB 3.5" floppy disk d
A2815A     +                5K             Add 8MB RAM
A2816A     +                5K             Add 16MB RAM
A2816AR    +                5K             Rmkt Add 16MB RAM for 715/725
A2817A     +                5K             660 MB 5.25" CD-ROM drive for
A2817AR    +                5K             Rmkt 660MB 5.25" CD-ROM drive
A2827A     +                5K             Add 64MB RAM add on
A2827AR    +                5K             Rmkt Add 64MB RAM add on
A2829A     +                4A             Add 32MB RAM Add-on
A2829AR    +                4A             Rmkt add 32MB RAM add on
A2831A     +                5K             ThinNet Card, replaces fact.in
A2833A     +                5K             Domain/OS to HP-UX Disk Conver
A2837A     +                5H             Upgrade Model 425e to Model 71
A2838A     +                4A             3 button mouse with HP-HIL con
A2839B     +                5K             3 Button Mouse with Mini-DIN C
A2839C     +                5K             3 Button Mouse (Mini-DIN Conne
A2840B     +                5K             PC/AT Keyboard with Mini-DIN C
A2875A     +                5K             128-MB RAM Add-on for S700i/10
A2876A     +                5K             HP VISUALIZE Model J280 1 way
A2878A     +                5K             Second monitor port for Model
A2878AR    +                5K             Rmkt Second monitor port for M
A2889A     +                5K             FWD SCSI-2 card for B-class sy
A2894A     +                5K             CV Mdl 715/50 Conf,CRX24Z-19",
A2895A     +                5K             CV CD-ROM bundle.
A2896AR    +                5K             Rmkt 715/75 75MHz CPU, 32MB
A2897AR    +                5K             Rmkt 725/75 base cfg, 75MHz CP
A2925A     +                4L             Upgrade to 947SX, 12 slot chas
A2925AR    +                4L             Rmkt Upgrade to 947SX, 12 slot
A2926A     +                4L             Upgrade to 957RX, 4 slot chass
A2926AR    +                4L             Rmkt Upgrade to 957RX, 4 slot
A2927A     +                4L             Upgrade to 957SX, 12 slot chas
A2927AR    +                4L             Rmkt Upgrade to 957SX, 12 slot
A2928A     +                4L             Upgrade to 967RX, 4 slot chass
A2928AR    +                4L             Rmkt Upgrade to 967RX, 4 slot
A2929A     +                4L             Upgrade to 967SX, 12 slot chas
A2929AR    +                4L             Rmkt Upgrade to 967SX, 12 slot
A2930AR    +                5H             Rmkt Upgrade to 977SX, 12 slot
A2931A     +                4L             Upgrade to 987SX, 12 slot chas
A2931AR    +                4L             Rmkt Upgrade to 987SX, 12 slot
A2932A     +                5H             Japanese Kanji character conso
A2932B     +                5H             Japanese 800 Console X Termina
A2933AN    +                NA             Return credit for S968LX/RX
A2933AWR   +                5J             Rmkt HP 3000 Series 968 SSP
A2934AN    +                NA             Return credit for S928LX/RX
A2934AWR   +                5J             Rmkt HP 3000 Series 928/LX/RX
A2935AW    +                4K             S928RX 4 slot chassis installe
A2935AWR   +                4K             Rmkt S928RX 4 slot chassis in
A2936AW    +                4K             S968RX 4 slot chassis installe
A2936AWR   +                4K             Rmkt S968RX 4 slot chassis in
A2937AW    +                4M             Model E25 Server
A2937AWR   +                4M             Rmkt Model E25 server
A2938AW    +                4M             Model E35 Server
A2938AWR   +                4M             Rmkt Model E35 server
A2941A     +                5H             A .6 kVA floorstanding HP Powe
A2941AR    +                5G             Rmkt 600 VA HP PowerTrust UPS
A2941AZ    +                5J             600 VA HP PowerTrust UPS
A2941AZR   +                5J             Rmkt .6 kVA HP PowerTrust UPS
A2942A     +                5J             3.5 inch 1.44MB floppy disk dr
A2942AR    +                5G             Rmkt 3.5 inch 1.44MB floppy di
A2943A     +                5J             Upgrade from 2 to 4 HP-PB slot
A2943AR    +                5J             Rmkt Upgrade from 2 to 4 HP-PB
A2944AR    +                5G             Rmkt 1GB QIC internal tape dri
A2946A     +                5J             16 MB memory module
A2946AR    +                5J             Rmkt 16 MB memory module
A2946AZ    +                5J             Select ECC SIMM memory install
A2946AZR   +                5J             Rmkt Select ECC SIMM memory in
A2947AZ    +                5J             ECC SIMM memory installed in S
A2947AZR   +                5J             Rmkt ECC SIMM memory installed
A2948A     +                5J             64 MB memory module for E clas
A2948AR    +                5J             Rmkt 64MB memory module for E
A2948AZ    +                5J             Select ECC SIMM memory install
A2948AZR   +                5J             Rmkt Select ECC SIMM memory in
A2955A     +                4L             Field Upgrade to Model I30.
A2955AR    +                4L             Rmkt Field Upgrade to Model I3
A2957AZ    +                5G             DTC16 64 port bundle in cabine
A2958AR    +                5H             Rmkt 535MB half high SE SCSI d
A2960AW    +                4K             S928LX 2 slot chassis installe
A2960AWR   +                4K             Rmkt S928LX 2 slot chassis ins
A2961AW    +                4K             S968LX 2 slot chassis installe
A2961AWR   +                4K             Rmkt S968LX 2 slot chassis in
A2962AZ    +                5J             Rackmount kit for E class serv
A2962AZR   +                5J             Rmktd Rackmount kit for E clas
A2969A     +                5H             20 MB FWD SCSI-2 interface
A2969AR    +                5H             Rmkt 20MB FWD SCSI-2 interface
A2970A     +                4K             HP 9000 Series 800 Model H70
A2970AR    +                4K             Remarketed HP 9000 Series 800
A2971A     +                4K             HP 9000 Series 800 Model G70
A2971AR    +                4K             Rmkt HP 9000 Series 800 Model
A2975A     +                4L             Field Upgrade to Model I70
A2975AR    +                4L             Rmkt Field upgrade to Model I7
A2976A     +                4L             Field Upgrade to Model H70
A2976AR    +                4L             Rmkt Field upgrade to Model H7
A2977A     +                4L             Field Upgrade to Model G70.
A2977AR    +                4L             Rmkt Field upgrade to Model G7
A2980A     +                4K             HP 9000 Series 800 Model G60
A2980AR    +                4K             Rmkt HP 9000 Series 800 Model
A2981A     +                4K             HP 9000 Series 800 Model H60
A2981AR    +                4K             Rmkt HP 9000 Series 800 Model
A2982A     +                4K             HP 9000 Series 800 Model I60
A2982AR    +                5G             Rmkt HP 9000 Series 800 Model
A2986A     +                4L             Field upgrade to Model G60.
A2986AR    +                4L             Rmkt Field upgrade to Model G6
A2987A     +                4L             Field upgrade Model H60.
A2987AR    +                4L             Rmkt Field upgrade Model H60
A2988A     +                4L             Field upgrade Model I60.
A2988AR    +                4L             Rmkt Field upgrade Model I60
A2989A     +                4L             HP 9000 K200 Upgrade
A2990A     +                5H             K400 4 HP-HSC I/O expansion up
A2990AR    +                5H             Rmkt K400 4 HP-HSC slot expans
A2992A     +                5H             Memory carrier for HP 3000/900
A2992AR    +                5H             Rmkt Memory carrier for HP 300
A2993A     +                4L             100 MHz PA-RISC 7200 CPU
A2993AN    +                5H             100 MHz CPU Rebate (Return Req
A2993AR    +                4L             Rmkt 100 MHz PA-RISC 7200 CPU
A2994A     +                5K             1300 VA HP PowerTrust UPS
A2994AR    +                5G             Rmkt 1300 VA HP PowerTrust UPS
A2995A     +                4L             120 MHz PA-RISC 7200 CPU
A2995AN    +                5H             120 MHz CPU Rebate
A2995AR    +                4L             Rmkt 120 MHz PA-RISC 7200 CPU
A2996A     +                5K             1.3 kVA Rackmounted HP PowerTr
A2996AR    +                5K             Rmkt 1.3 kVA rack mounted HP P
A2997A     +                5K             1.8 kVA Rackmounted HP PowerTr
A2997AR    +                5K             Rmkt 1.8 kVA rack mounted HP P
A2998A     +                5G             3.0 KVA rackmounted HP PowerTr
A2999A     +                5H             Artist (AX) 2D color graphics
A2999AR    +                5H             Rmkt Artist (AX) 2D color grap
A3002A     +                4K             Upgrade to 987RX, 4 slot chass
A3002AR    +                4K             Rmkt upgrade to 987RX, 4 slot
A3003A     +                4L             Field upgrade to Model H20
A3003AR    +                4L             Rmkt field upgrade to Model H2
A3004AN    +                NA             Return credit for S987/150RX/S
A3005AR    +                4K             Rmkt S987/150RX 4 slot chassis
A3006AR    +                4K             Rmkt S987/150SX 12 slot chassi
A3007AR    +                5K             Rmkt S987/150RX/SX SPU w IMAGE
A3008AR    +                5K             Rmkt S987/150RX/SX SPU, IMAGE/
A3010A     +                5K             S987/150 SPU, MPE/iX FOS only


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

A3010AR    +                5K             Rmkt S987/150 SPU, MPE/iX FOS
A3012A     +                4L             Upgrade to 987/150RX, 4 slot c
A3012AR    +                4L             Rmkt Upgd to 987/150RX, 4 slot
A3014A     +                4L             Upgrade to 987/150SX, 12 slot
A3014AR    +                4L             Rmkt Upgd to 987/150SX, 12 slo
A3020A     +                5H             User license upgd w IMAGE, ALL
A3020AR    +                5H             Rmkt User license upgd w/IMAGE
A3021A     +                5H             User license upgrade with IMAG
A3021AR    +                5H             Rmkt User license upgrade with
A3022A     +                5H             User license upgrade with ALLB
A3022AR    +                5H             Rmkt User license upgrade w/AL
A3024AR    +                5J             Rmkt 5GB 8mm SCSI tape drive
A3025AR    +                5H             Rmkt 2 2GB full height SCSI di
A3025B     +                5G             2 2 GB half height SCSI disk d
A3026A     +                5J             32 Mbyte ECC memory module
A3026AR    +                5J             Rmkt 32MB ECC memory module
A3027A     +                5J             128 MB ECC High Density Memory
A3027AR    +                5J             Rmkt 128MB ECC high density me
A3038AR    +                4K             Rmkt HP9000 K100 server
A3039AR    +                4K             Rmkt HP9000 K100 Server w/128
A3040A     +                NA             64 MB ECC Memory Module
A3040AR    +                NA             Rmkt 64MB ECC memory module
A3042A     +                4K             S987/200RX 4 slot chassis inst
A3042AR    +                4K             Rmkt S987/200RX 4 slot chassis
A3044A     +                4K             S987/200SX 12 slot chassis ins
A3044AR    +                4K             Rmkt S987/200SX 12 slot chassi
A3045AN    +                NA             Return credit for S/987/200RX/
A3045AR    +                5K             Rmkt HP 3000 Series 987/200RX/
A3046AR    +                5K             Rmkt S987/200 SPU w IMAGE/SQL,
A3047AR    +                5K             Rmkt S987/200 SPU with IMAGE/S
A3049AR    +                5K             Rmkt S987/200 SPU with MPE/iX
A3051AR    +                4K             Rmkt S987/200SX 12 slot chassi
A3058A     +                5K             1 GB FWD SCSI-2 Disk Drive
A3058AR    +                5K             Rmkt 1GB FWD SCSI 2 disk drive
A3060AR    +                4K             Rmkt HP9000 K200 server w/64MB
A3061AR    +                4K             Rmkt HP9000 K200 server w/128M
A3083A     +                5J             Mounting bracket for internal
A3084A     +                5J             Power distribution strip for 1
A3085A     +                5J             Power distribution strip for 1
A3086A     +                5K             Internal 600 MB CD-ROM Selecti
A3086AR    +                5K             Rmkt Internal 600MB CD ROM sel
A3087A     +                5J             2 GB half height SE SCSI disk
A3087AR    +                5J             Rmkt 2GB half height SE SCSI d
A3089A     +                NA             S928 with FOS, IMAGE/SQL and A
A3089AR    +                NA             Rmkt S928 SPU w/FOS, IMAGE/SQL
A3090A     +                NA             Series 928 with MPE/iX FOS and
A3090AR    +                NA             Rmkt Series 928 SPU w/FOS and
A3091A     +                NA             Series 928 SPU with MPE/iX FOS
A3091AR    +                NA             Rmkt Series 928 SPU with FOS o
A3092A     +                NA             S968 SPU w FOS, IMAGE/SQL & AL
A3092AR    +                NA             Rmkt S968 SPU w/FOS, IMAGE/SQL
A3093A     +                NA             Series 968 SPU with FOS and IM
A3093AR    +                NA             Rmkt Series 968 SPU w/FOS and
A3094A     +                NA             Series 968 SPU with FOS only
A3094AR    +                NA             Rmkt Series 968 SPU with FOS o
A3096AN    +                NA             Return credit for S918LX/RX
A3116AW    +                4K             S918LX 2 slot chassis installe
A3116AWR   +                4K             Rmkt S918LX 2 slot chassis in
A3117AW    +                4K             S918RX 4 slot chassis installe
A3117AWR   +                4K             Rmkt S918RX 4 slot chassis in
A3119AW    +                4K             S978RX 4 slot chassis installe
A3119AWR   +                4K             Rmkt S978RX 4 slot chassis in
A3123A     +                NA             Series 918 SPU w IMAGE/SQL, AL
A3123AR    +                NA             Rmkt S918 SPU w/ IMAGE/SQL, AL
A3124A     +                NA             Series 918 SPU with IMAGE/SQL
A3124AR    +                NA             Rmkt Series 918 SPU with IMAGE
A3125A     +                NA             Series 918 SPU with MPE/iX FOS
A3125AR    +                NA             Rmkt Series 918 SPU w/ MPE/iX
A3126A     +                NA             Series 978 SPU w IMAGE/SQL, AL
A3126AR    +                NA             Rmkt S978 SPU w/ IMAGE/SQL, AL
A3127A     +                NA             Series 978 SPU with IMAGE/SQL
A3127AR    +                NA             Rmkt Series 978 SPU with IMAGE
A3128A     +                NA             Series 978 SPU with MPE/iX FOS
A3128AR    +                NA             Rmkt Series 978 SPU w/ MPE/iX
A3129AN    +                NA             Return credit for S978LX/RX
A3129AW    +                NA             HP 3000 Series 978RX
A3130AW    +                4M             Model E45 Server
A3130AWR   +                4M             Rmkt Model E45 server
A3131A     +                5J             128MB Memory Module for E Clas
A3131AR    +                5J             Rmkt 128 MB memory module
A3131AZ    +                5J             Select ECC SIMM Memory install
A3131AZR   +                5J             Rmkt replace memory with 128MB
A3132A     +                4L             Upgrade to Model E35 processor
A3133A     +                4L             Upgrade to Model E45 processor
A3142B     +                5G             System Integration Specificati
A3145A     +                5K             2 GB FWD SCSI-2 Disk Drive - h
A3145AR    +                5K             Rmkt 2GB FWD SCSI 2 disk drive
A3147AW    +                4K             S978LX 2 slot chassis installe
A3169AR    +                5L             Rmkt HP 3000 CS 991 processor
A3171A     +                5H             Upgd 9x8 user license w IMAGE,
A3172A     +                5H             Upgrade 9x8 user license with
A3173A     +                5H             Upgrade 9x8 user license w MPE
A3181AR    +                4K             Rmkt HP9000 K400 Server
A3181BR    +                4K             Rmkt HP9000 K400 server with 1
A3182A     +                5K             1 GB SE SCSI-2 low profile dis
A3182AR    +                5K             Rmkt 1GB SE SCSI 2 low profile
A3183A     +                5J             4GB DDS DAT Drive with data co
A3183AR    +                5J             Rmkt 4GB DDS DAT drive with da
A3184A     +                5K             2X CD-ROM drive, SE SCSI-2
A3184AR    +                5K             Rmkt 650MB CD ROM drive
A3185A     +                5H             4 HP-PB slot expansion upgrade
A3185AR    +                5H             Rmkt 4 HP-PB slot expansion up
A3186A     +                5H             K400 2 HP-HSC slot expansion u
A3186AR    +                5H             Rmkt K400 2 HP-HSC slot expans
A3187A     +                5H             Rackmount kit for HP 3000/9000
A3187AR    +                5H             Rmkt Rack mount kit for HP3000
A3188A     +                4L             HP 9000 K260 Upgrade
A3189A     +                4L             HP 9000 K460 Upgrade
A3191AR    +                5J             Rmkt 5400 RPM 2GB half height
A3194AN    +                5J             Return Credit for Model E55
A3194AW    +                4M             Model E55 processor
A3194AWR   +                4M             Rmkt Model E55 processor
A3196A     +                5J             5 meter AC power cord
A3199A     +                4K             EPS22 HP 9000 K460 SMP Node
A3200A     +                4K             HP 3000 939KS Server incl. 64M
A3200AR    +                4K             Rmkt HP 3000 939KS server
A3201A     +                4K             HP 3000 959KS/100 incl. 128 MB
A3201AR    +                4K             Rmkt HP 3000 959KS/100 server
A3202A     +                4K             HP 3000 959KS/200 incl. 128 MB
A3202AR    +                4K             Rmkt HP 3000 959KS/200 server
A3203A     +                4K             HP 3000 959KS/300 incl. 128 MB
A3203AR    +                4K             Rmkt HP 3000 959KS/300 server
A3204A     +                4K             HP 3000 959KS/400 incl 128 MB
A3204AR    +                4K             Rmkt HP3000 959KS/400 incl 128
A3205A     +                4K             HP 9000 K260 Server w/128 MB E
A3206A     +                NA             S9x9KS SPU wFOS,IMAGE/SQL,ALLB
A3206AR    +                NA             Rmkt S9x9KS SPU wFOS, IMAGE/SQ
A3207A     +                NA             S9x9KS SPU w FOS,IMAGE/SQL
A3207AR    +                NA             Rmkt S9x9KS SPU w FOS, IMAGE/S
A3209A     +                NA             S9x9KS SPU with MPE/iX FOS
A3210A     +                5H             Delete internal modem (K-class
A3211A     +                4K             969KS/100 installed in SPU
A3212A     +                4K             969KS/200 installed in SPU
A3213A     +                4K             969KS/300 installed in SPU
A3214A     +                4K             969KS/400 installed in SPU
A3215A     +                4L             Upgrade to HP 3000 969KS/100
A3216A     +                4L             Upgrade to HP 3000 969KS/200
A3217A     +                4L             Upgrade to HP 3000 969KS/300
A3218A     +                4L             Upgrade to HP 3000 969KS/400
A3219A     +                4L             HP 9000 K220 Upgrade
A3220A     +                               HP9000 K400 Server (memory not
A3221A     +                4L             HP 9000 K210 Upgrade
A3222A     +                4K             EPS20 K410 Module
A3223A     +                4K             EPS20 K210 Add on Module
A3224A     +                4K             HP 9000 K210 Server (without m
A3225A     +                4L             HP 9000 K400 Uniprocessor Upgr
A3226A     +                4L             HP 9000 K410 Upgrade

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
A3230A     +            4L                 HP 9000 K420 Upgrade
A3231A     +            5H                 High Availability Disk Array M
A3231AR    +            5H                 Rmkt High availability disk ar
A3232AR    +            5H                 Rmkt High availability disk ar
A3233A     +            5K                 Add-on battery backup unit for
A3234A     +            5K                 Add on 16 MB write cache modul
A3235A     +            5K                 Add on 4 MB write cache module
A3236A     +            5K                 Add-on storage controller for
A3238A     +            5K                 Add-on Pwr Supply, model 20 di
A3239A     +            5K                 Add-on Pwr Supply, model 10 di
A3240A     +            5K                 Add on 7200 RPM 2 GB disk driv
A3240AR    +            5K                 Rmkt Add on 7200 RPM 2GB disk
A3241A     +            4L                 Upgrade to Model E55 Processor
A3242AN    +            NA                 Return credit for S988LX/RX
A3243A     +            NA                 S988 SPU w FOS, IMAGE/SQL, ALL
A3243AR    +            NA                 Rmkt S988 SPU w/FOS, IMAGE/SQL
A3244A     +            NA                 S988 SPU with MPE/iX FOS and I
A3244AR    +            NA                 Rmkt S988 SPU w MPE/iX FOS & I
A3245A     +            NA                 Series 988 SPU with MPE/iX FOS
A3245AR    +            NA                 Rmkt S988 SPU with MPE/iX FOS
A3246AW    +            4K                 S988LX 2 slot chassis installe
A3246AWR   +            4K                 Rmkt S988LX 2 slot chassis in
A3247AW    +            4K                 S988RX 4 slot chassis installe
A3247AWR   +            4K                 Rmkt S988 RX 4 slot chassis in
A3254A     +            5K                 Add-on battery backup unit for
A3261A     +            4L                 180 MHz PA RISC 8000 CPU with
A3262A     +            7Q                 Model D200 Uniprocessor
A3268A     +            7Q                 Model D310 Uniprocessor
A3274A     +            4L                 Upgrade to HP 3000 959KS/100
A3275A     +            4L                 Upgrade to HP 3000 959KS/200
A3276A     +            4L                 Upgrade to HP 3000 959KS/300
A3277A     +            4L                 Upgrade to HP 3000 959KS/400
A3280A     +            4L                 HP 9000 K250 Upgrade
A3281A     +            4K                 HP9000 K210 Server w/64 MB ECC
A3281AR    +            4K                 Rmkt HP9000 K210 Server w/64 M
A3282A     +            4K                 HP9000 K210 Server w/128 MB EC
A3282AR    +            4K                 Rmkt HP9000 K210 Server w/128
A3283A     +            4K                 HP9000 K410 Server w/128 MB EC
A3283AR    +            4K                 Rmkt HP9000 K410 Server w/128
A3284A     +            4K                 HP 9000 K460 Server w/128 MB E
A3285A     +            NA                 Upgd 9x9KS user lic w IMAGE, A
A3286A     +            NA                 Upgrade 9x9KS user lic w FOS,
A3287A     +            NA                 Upgr 9x9KS user lic w/ MPE/iX
A3288A     +            4K                 979KS/100 installed in SPU
A3289A     +            4K                 979KS/200 installed in SPU
A3290A     +            4K                 979KS/300 installed in SPU
A3291A     +            4K                 979KS/400 installed in SPU
A3292A     +            4L                 HP 9000 K450 Upgrade
A3294A     +            5J                 Upgrade base memory to 256MB
A3296A     +            4K                 HP VISUALIZE-EG Graphics add o
A3304A     +            5J                 2 GB SE SCSI-2 Disk Drive
A3304AR    +            5J                 Rmkt 2GB SE SCSI-2 disk drive
A3305A     +            5K                 1 GB FWD SCSI-2 Hot Swap Disk
A3306A     +            5K                 2 GB FWD SCSI-2 Hot Swap disk
A3307A     +            5J                 2.88 MB floppy drive
A3309A     +            5J                 32MB Memory Module for E Class
A3309AR    +            5J                 Rmkt 32MB memory module for E
A3311A     +            5H                 HA Deskside Storage Enclosure
A3311AR    +            5H                 Rmkt HA deskside storage enclo
A3312A     +            5H                 HA Field Rackable Storage Encl
A3312AR    +            5H                 Rmkt HA field rackable storage
A3312AZ    +            5H                 HA Factory Racked Storage Encl
A3317A     +            5K                 2.1GB LP SE High Performance D
A3317AR    +            5K                 Rmkt 2.1GB LP SE high performa
A3318A     +            5K                 2.1GB FWD High Performance Dis
A3318AR    +            5K                 Rmkt 2.1GB FWD high performanc
A3319A     +            5K                 4.3GB SE High Performance Disk
A3319AR    +            5K                 Rmkt 4.3GB SE high performance
A3320A     +            5K                 4.3GB FWD High Performance Dis
A3320AR    +            5K                 Rmkt 4.3GB FWD high performanc
A3322A     +            5K                 4 GB DDS 2 Drive Module
A3324AR    +            5H                 Rmkt 4GB DDS DC standalone DAT
A3325A     +            5K                 Hot Pluggable Power Supply Mod
A3326A     +            5K                 Hot Pluggable Fan Module
A3328A     +            5K                 Single ended terminator
A3330A     +            5H                 4 GB DDS DC DAT drive for rack
A3330AR    +            5H                 Rmkt 4GB DDS DC DAT drive for
A3330AZ    +            5J                 Factory integrated 4 GB DDS DA
A3330AZR   +            5H                 Rmkt Factory integrated 4GB DD
A3331A     +            7Q                 Model D210 Uniprocessor
A3332A     +            7Q                 Model D250/1 SMP Server
A3333A     +            7Q                 Model D250/2 SMP Server
A3334A     +            7Q                 Model D350/1 SMP Server
A3335A     +            7Q                 Model D350/2 SMP Server
A3341A     +            5K                 SE to FWD SCSI-2 Upgrade
A3342A     +            5J                 Remote Management Interface Ca
A3343A     +            7Q                 Model D250/1 SMP Srvr 128 MB
A3344A     +            7Q                 Model D350/1 SMP Srvr Base 128
A3345A     +            7Q                 D250 2 way CPU board for Distr
A3349A     +            5K                 1 GB SE SCSI-2 Disk Drive
A3349AR    +            5K                 Rmkt 1GB SE SCSI-2 disk drive
A3350A     +            5K                 1 Gbyte FWD SCSI-2 Disk Drive
A3350AR    +            5K                 Rmkt 1GB FWD SCSI-2 disk drive
A3351A     +            5J                 2 GB FWD SCSI-2 Disk Drive
A3351AR    +            5J                 Rmkt 2GB FWD SCSI-2 disk drive
A3352A     +            5J                 4 GB SE SCSI-2 Disk Drive
A3352AR    +            5J                 Rmkt 4GB SE SCSI-2 disk drive
A3353A     +            5J                 4 GB FWD SCSI-2 Disk Drive
A3353AR    +            5J                 Rmkt 4GB FWD SCSI-2 disk drive
A3357A     +            5H                 7GB 8mm tape drive with data c
A3377A     +            7P                 Processor upgrade to Model Dx1
A3378A     +            7P                 Processor upgd to Model Dx50 1
A3379A     +            7P                 Processor upgd to Model Dx50 2
A3383A     +            7P                 Expansion Upgrade from D2xx to
A3384A     +            5H                 Integrate D Class Server into
A3388A     +            5H                 HA Disk Array Model 10 with 4.
A3388AR    +            5H                 Rmkt HA disk array Mdl 10 w/4.
A3389AR    +            5H                 Rmkt HA disk array Mdl 20 w/4.
A3396A     +            5K                 Add-on 4.2 GB disk drive modul
A3396AR    +            5K                 Rmkt Add on 4.2 GB disk drive
A3398A     +            4K                 HP VISUALIZE-48XP graphics add
A3400A     +            5K                 48 GB DDS 2 DAT Autoloader
A3400AR    +                               Rmkt 48GB DDS 2 DAT autoloader
A3401A     +            5K                 Cable for HP HA Storage Soluti
A3402A     +            5K                 EISA 100VG AnyLAN Hardware Ada
A3406A     +            4K                 Fibre Channel Adapter, Model 2
A3407A     +            5J                 32MB ECC Memory Module, D Clas
A3408A     +            5J                 128MB ECC Memory Module, D Cla
A3409A     +            4K                 SSP EPS20 K410 Base Module
A3410A     +            4K                 SSP EPS20 K410 Add on Module
A3411A     +            4K                 SSP EPS20 K210 Add on Module
A3412A     +            4L                 FDDI Interconnect Package
A3413A     +            4L                 Terminal Server MUX
A3414A     +            5L                 HP 9000 Model T520 SSP
A3416A     +            5K                 Quad Speed 600MB CD-ROM Drive
A3418A     +            4L                 Upgrade to a 918RX Server
A3419A     +            4L                 Upgrade to a 928LX Server
A3420A     +            4L                 Upgrade to a 928RX Server
A3421A     +            4L                 Upgrade to a 968LX Server
A3422A     +            4L                 Upgrade to a 968RX Server
A3423A     +            4L                 Upgrade to a 978LX Server
A3424A     +            4L                 Upgrade to a 978RX Server
A3425A     +            4L                 Upgrade to a 988LX Server
A3426A     +            4L                 Upgrade to a 988RX Server
A3428A     +            7P                 Processor upgd to Model Dx60 2
A3450A     +            4K                 EPS Integration
A3452A     +            4L                 120 MHz PA RISC 7200 CPU with
A3452AN    +            5H                 120 MHz 2MB cache CPU Rebate
A3452AR    +            4L                 Rmkt 120 MHz PA RISC 7200 CPU
A3453A     +            4K                 HP 9000 K220 Server w/128 MB E
A3453AR    +            4K                 Rmkt HP 9000 K220 Server w/128
A3454A     +            4K                 HP 9000 K420 Server w/128 MB E
A3454AR    +            4K                 Rmkt HP9000 K420 server with 1
A3457A     +            4K                 969KS/120 Server
A3458A     +            4K                 969KS/220 Server
A3459A     +            4K                 969KS/320 Server
A3460A     +            4K                 969KS/420 Server
A3463A     +            4K                 HP 9000 K250 Server w/128 MB E
A3464A     +            4K                 HP 9000 K450 Server w/128 MB E
A3465A     +            5M                 HP3000 S9x7 to HP9000 Server C
A3467A     +            4L                 HP3000 S9x8 HP9000 Server Conv
A3468A     +            4L                 HP3000 9x9KS to HP9000 Server
A3469A     +            4L                 HP3000 S9x7 to HP9000 Conversi
A3471A     +            4L                 HP3000 S9x8 to HP9000 Conversi
A3472A     +            4L                 HP 3000 9x9KS to HP9000 Conver
A3473A     +            7Q                 Model D270/1 way SMP Server
A3474A     +            7Q                 Model D260/2 way SMP Server
A3476A     +            7Q                 Model D360/2 SMP Server
A3477A     +            5G                 10 M Fiber Optic Cable
A3478A     +            5G                 10 meter RS-232 Cable
A3479A     +            7Q                 Model D200 Uniprocessor w/128
A3480A     +            7Q                 Model D210 Uniprocessor w/128
A3481A     +            7Q                 Model D310 Uniprocessor w/128
A3483A     +            5J                 256 MB memory board for K clas
A3484A     +            NA                 Upgrade to HP 3000 969KS/120
A3485A     +            NA                 Upgrade to HP 3000 969KS/220
A3486A     +            NA                 Upgrade to HP 3000 969KS/320


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT                     WARRANT        DESCRIPTION
NUMBER     COLUMN           CODE

A3487A     +                NA             Upgrade to HP 3000 969KS/420
A3488A     +                5E             UPS output power cord - 20A
A3489B     +                4K             HP VISUALIZE K460EG SMP Workst
A3495A     +                5K             100Base-T LAN Adapter
A3498A     +                4L             160 MHz PA RISC 8000 CPU with
A3499A     +                5J             64 MB ECC Memory Module for D
A3502A     +                4K             HP Enterprise Switch, Mod 266
A3502AZ    +                4K             HP Enterprise Switch racked, M
A3515A     +                5K             Deskside Disk Array with AutoR
A3516A     +                5H             Rackmount Disk Array with Auto
A3516AZ    +                5H             Factory Racked Disk Array with
A3517A     +                5J             2GB LP Disk Drive 7200 RPM SE
A3518A     +                5J             HP Disk Array Controller with
A3519A     +                4K             HP VISUALIZE EG graphics card
A3523A     +                4K             HP 9000 SSP EPS21 HA Base Modu
A3524A     +                4K             HP 9000 SSP EPS21 HA Add on Mo
A3525A     +                4K             HP 9000 EPS21 Base Module
A3526A     +                4K             HP 9000 EPS21 Add on Module
A3527A     +                4K             EPS Sys Integration Specificat
A3528A     +                4K             EPS 21 K420 SMP module
A3530A     +                4K             EPS Console Management
A3531A     +                4K             16 meter Fibre Channel cable
A3532A     +                4K             16 meter RS-232 cable
A3533B     +                4K             HP VISUALIZE K460XP SMP Workst
A3534A     +                4K             HP VISUALIZE K260EG SMP Workst
A3538A     +                5J             Redundant power supply
A3543A     +                5J             64 MB ECC Memory Module for K
A3544A     +                5H             HP Advanced DLT Library 4/48
A3545A     +                5H             HP Advanced DLT Library 2/48
A3546A     +                5H             HP Advanced DLT Library 2/28
A3547A     +                5H             HP DLT Library 2/48 to 4/48 Up
A3548A     +                5H             HP DLT Library 28 to 48 Carrie
A3549A     +                5H             HA Disk Array Model 20 - SP620
A3550A     +                5H             HA Disk Array Mod 20 - SP620,
A3550AZ    +                5H             HA Disk Array Mod 20 SP620, Fa
A3551A     +                5K             Add on Model 20 SP620 controll
A3552A     +                4K             Enterprise Switch 4 Port Chann
A3558A     +                7Q             Model D270/2 SMP Server
A3560A     +                7Q             Model D370/1 SMP Server
A3562A     +                7Q             Model D370/2 SMP Server
A3564A     +                5J             256 MB memory board for D clas
A3565A     +                7P             Processor upgrade to Dx70/1 wa
A3583A     +                4K             2 meter Fibre Channel cable
A3584A     +                4K             2 meter RS-232 cable
A3587A     +                4L             FDDI Concentrator for EPS21
A3588A     +                4L             Terminal Server MUX for EPS21
A3590A     +                5K             HP Desktop DLT4000 Tape Drive
A3595A     +                7P             Processor upgrade to Dx70/2 wa
A3618A     +                4L             Upgrade to HP 3000 979KS/100
A3619A     +                4L             Upgrade to HP 3000 979KS/200
A3620A     +                4L             Upgrade to HP 3000 979KS/300
A3621A     +                4L             Upgrade to HP 3000 979KS/400
A3622A     +                4K             HP VISUALIZE-EG graphics upgra
A3623A     +                4K             HP VISUALIZE-48XP graphics upg
A3631A     +                5E             16m RS-232 Console Port Cable
A3632A     +                4K             EPS30 HA Primary Base Module S
A3633A     +                4K             EPS30 HA Secondary Base Module
A3634A     +                4K             EPS30 HA Add On Module SSP
A3650A     +                4K             EPS22 Non HA Primary Base SSP
A3651A     +                4K             EPS22 Non HA Add On SSP
A3652A     +                4K             EPS22 HA Primary Base SSP
A3653A     +                4K             EPS22 HA Secondary Base SSP
A3654A     +                4K             EPS22 HA Add On SSP
A3655A     +                4K             EPS Management Station
A3656A     +                4K             2 Meter Vertical Rack for EPS
A3657A     +                4K             EPS Extension Cabinet SSP
A4010D     +                5K             712/60 15" monitor bundle
A4011A     +                5K             IBM token ring for Model 712
A4011AR    +                5K             Rmkt IBM token ring for Model
A4011B     +                5K             HP Token Ring/9000 for Model 7
A4012AA    +                5K             HP TeleShare, US Version
A4012AJ    +                5K             HP TeleShare, Japanese Version
A4013A     +                5K             Second serial port for Model 7
A4013AR    +                5K             Rmkt Second serial port for Mo
A4014A     +                5K             Second serial port with LAN AU
A4014AR    +                5K             Rmkt 2nd serial port w LAN AUI
A4015A     +                5K             Second serial port w/X.25 link
A4015AR    +                5K             Rmkt 2nd serial port w/X.25 li
A4023AR    +                5K             Rmkt Model 712/60 base CPU
A4023D     +                5K             Model 712/60 Base CPU CLR Chan
A4024D     +                5K             Mdl 712/60 SPU for distributor
A4025A     +                5K             Model 712 high resolution grap
A4027AR    +                5K             Rmkt Model 712/80 base CPU
A4027D     +                5K             Model 712/80 base CPU CLR Chan
A4028D     +                5K             Mdl 712/80 SPU for distributor
A4029A     +                5K             1.4 MB floppy disk drive for B
A4030AR    +                5K             Rmkt PC-AT/Mini DIN connector
A4030B     +                5K             PC-AT/Mini DIN connector wkst
A4030BR    +                5K             Rmkt PC-AT mini DIN connector
A4030D     +                5K             PC-AT/Mini DIN local kit
A4031A     +                4A             HP Fibre Channel/9000 Series 7
A4032AR    +                5J             Rmkt 17" multi sync color moni
A4032C     +                5J             17" Multi Sync Korean Color Mo
A4033AR    +                5K             Rmkt 20" multi sync color moni
A4049A     +                5K             HP Desktop Video
A4050A     +                5H             Upgrades HP9000 Mdl 735 to Mdl
A4051A     +                5H             Upgrades HP9000 Mdl 730 to Mdl
A4052A     +                5H             Upgrades HP9000 Mdl 720 to Mdl
A4053A     +                5K             Mdl 735/125 Base Cfg,125MHz SP
A4053AR    +                5K             Rmkt 735/125 base configuratio
A4065AR    +                5K             Rmkt 260MB internal disk kit f
A4066AR    +                5K             Rmkt 525MB internal disk kit f
A4067AR    +                5K             Rmkt 1GB internal disk kit for
A4068A     +                5K             3.5" Intrnl Flexible Disk Kit,
A4068AR    +                5K             Rmkt 3.5 inch internal flexibl
A4070AR    +                5K             Rmkt Hyper CRX8 graphics adapt
A4070B     +                5K             HCRX-8 accel. graphics card
A4070BR    +                5K             Rmkt HCRX-8 accel. graphics ca
A4071AR    +                5K             Rmkt HCRX24 graphics adapter
A4071B     +                5K             HCRX-24 accel. graphics card
A4071BR    +                5K             Rmkt HCRX-24 accelerator graph
A4072A     +                5K             3D Accelerator for HyperCRX gr
A4072AR    +                5K             Rmkt 3D accelerator for HyperC
A4073A     +                5H             GSC interface card for CRX-48Z
A4074A     +                5K             CRX-48Z graphics, 24/24 bit pl
A4074AR    +                5K             Rmkt CRX-48Z graphics, 24/24 b
A4076A     +                5K             2 GB (native) DDS DAT drive fo
A4077A     +                5K             Add on Color Graphics Card
A4077AR    +                5K             Rmkt Add on Color Graphics Car
A4078A     +                5K             Dual color graphics card
A4078AR    +                5K             Rmkt Dual color graphics card
A4079AR    +                5K             Rmkt HCRX-8Z graphics, 8/8 bit
A4079B     +                5K             HCRX-8Z accel. 3D solids graph
A4079BR    +                5K             Rmkt HCRX-8Z accel. 3D solids
A4080A     +                5K             J200 base system with PA-RISC
A4080AR    +                5K             Rmkt J200 base system w/PA-RIS
A4081A     +                5K             J210 base system
A4081AR    +                5K             Rmkt J210 base system
A4090A     +                5K             715/64 SPU, 32MB Memory
A4090AR    +                5K             Rmkt Model 715/64 SPU, 32MB me
A4091A     +                5K             715/100 SPU, 32MB Memory
A4091AR    +                5K             Rmkt Model 715/100 SPU, 32MB m
A4092A     +                5K             Mdl 725/100 Fast-Wide SPU, 32M
A4092AR    +                5K             Rmkt 725/100 fast wide SPU, 32
A4093A     +                5K             715/80 SPU, 32MB Memory
A4093AR    +                5K             Rmkt 715/80 SPU, 32MB memory
A4100A     +                5K             Mdl 755/125 Base Cfg,125MHz SP
A4100AR    +                5K             Rmkt 755/125 base cfg, 125MHz
A4105A     +                5H             Upgrades HP9000 Mdl 755 to Mdl
A4106A     +                5H             Upgrades HP9000 Mdl 750 to Mdl
A4107A     +                5K             FWD SCSI-2 Controller
A4117AR    +                5K             Rmkt 1GB fast wide SCSI disk d
A4118A     +                5K             2GB Single-Ended SCSI disk dri
A4118AR    +                5K             Rmkt 2GB single ended SCSI dis
A4119A     +                5K             2GB FWD SCSI disk drive
A4119AR    +                5K             Rmkt 2GB fast wide SCSI disk d
A4126D     +                5K             17" hi res monitor for Model 7
A4127D     +                5K             20" hi res monitor for Model 7
A4137A     +                5K             1 GB SE SCSI disk drive upgd k
A4142A     +                5H             Upgrades 715/33 SPU to 715/64
A4143A     +                5H             Upgrades 715/33 SPU to 715/100
A4144A     +                5H             Board upgrade of 715/50 to 715
A4145A     +                5H             Board upgrade of 715/75 to 715
A4146A     +                5H             Board upgrade of 725/50 to 725
A4147A     +                5H             Board upgrade of 725/75 to 725
A4148A     +                5H             Board upgrade of 715/64 to 715
A4149A     +                5H             Board upgrade of 715/80 to 715
A4150A     +                5K             HP Mdl 735CL to Mdl 735/125CL
A4156A     +                5K             Technical System B for Distrib
A4158A     +                5K             HP9000 Mdl C160 - Distributor
A4159A     +                5K             HP VISUALIZE C180-XP - distrib
A4160A     +                5K             HP Model MPS10 Cab. Interconne
A4165A     +                5K             Model B132L System for Distrib
A4166A     +                5K             Technical Systems A for Distri
A4167A     +                5K             EVC(F) to 15-pin(M) adapter ca
A4168A     +                NA             EVC(M) to 15-pin (F) adapter c
A4169A     +                NA             15-pin(F) to 15-pin(F) video a
A4170A     +                5K             HP Mdl 735/125CL Cluster Node
A4171A     +                5K             4X CD ROM drive for B-class sy
A4172A     +                5K             HP Mdl 735/125 Cluster Console
A4173A     +                5K             HP Mdl 755/125 Cluster Console
A4175A     +                5K             17" So. hemisphere monitor for
A4176A     +                5K             20" So. hemisphere monitor for
A4177A     +                5K             2X memory for C, J and B-class
A4178A     +                5K             Add 1.4 megabytes floppy disk
A4179A     +                5K             HCRX-24Z graphics, 24 bit plan
A4180A     +                5K             Add 1.4 MB floppy disk Mdl 715
A4180AR    +                5K             Rmkt Add 1.4MB floppy disk
A4184A     +                5K             Add 1.4 MB floppy disk drive
A4185A     +                5K             Disk mounting tray for Mdl 735
A4190A     +                5K             HP VISUALIZE Mdl B132L w/ EG g
A4191A     +                5K             B160L w/ EG graphics & 2nd lev
A4195A     +                5K             Graphics Object Cache for Free
A4199A     +                5K             Localized power cord
A4200AR    +                5K             Rmkt HP9000 Mdl C110 (PA 7200
A4200D     +                5K             Mdl C110 SPU New CLR
A4201AR    +                5K             Rmkt HP9000 Mdl C100 (PA 7200

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
A4201D     +                5K             Mdl C100 SPU New CLR
A4202A     +                5H             HP9000 Mdl C100 to C110 CPU Up
A4203D     +                5K             Mdl C110 SPU for Dist New CLR
A4204D     +                5K             Mdl C100 SPU for Distributors
A4207A     +                5K             32MB ECC memory module
A4207AR    +                5K             Rmkt 32MB ECC memory module
A4208A     +                5K             128MB ECC memory module
A4208AR    +                5K             Rmkt 128MB ECC memory module
A4209A     +                5K             Add 64MB memory
A4211A     +                5K             VISUALIZE-48 Accel. Graphics f
A4213A     +                5K             2GB disk drive, SE SCSI-2 for
A4214A     +                5K             2GB disk drive, FWD SCSI-2 for
A4216A     +                5K             4GB DDS2 DAT Drive(8GB with co
A4217A     +                5K             Second monitor port & second L
A4219A     +                5K             744 Expansion Kit
A4221A     +                5K             Model 712/60 to 712/100 upgrad
A4222A     +                5K             Model 712/80 to 712/100 upgrad
A4223A     +                5K             Video Cable for model 743, 744
A4227A     +                5K             Upgrade Kit 743i/64 to 743i/10
A4229A     +                5K             744 Installation and Documenta
A4231A     +                5K             HP 9000 Mdl C180 (PA 8000 - 18
A4232D     +                5K             HP Developer's Station CLR Cha
A4234A     +                5K             HP VISUALIZE Mdl J280 1 way SP
A4236A     +                5H             Model 712/60 to 712/80 Upgrade
A4241A     +                5K             HP 9000 Mdl C180 SPU for Distr
A4242A     +                5K             VISUALIZE Accel. for HCRX-8, H
A4244A     +                5K             VISUALIZE-48 Accel. 3D Solids
A4244AR    +                5K             Rmkt VISUALIZE 48 accel 3D sol
A4245A     +                5K             Texture map memory for VISUALI
A4246A     +                5K             VISUALIZE-48XP graphics accele
A4247A     +                5K             Texture memory upgrd for VISUA
A4248A     +                5K             Video out (NTSC, PAL, S video)
A4248AR    +                5K             Rmkt Video out (NTSC, PAL, S v
A4253A     +                5K             Freedom S3150 Graphics Accel/w
A4254A     +                5K             Freedom S3250 Graphics Accel w
A4255A     +                5K             Freedom S3400 Graphics Accel w
A4256A     +                5H             Freedom Perf. Upgrade w/1MB Te
A4257A     +                5H             Freedom 4MB Texture Memory Mod
A4258A     +                5H             Freedom 16MB Texture Memory Mo
A4260A     +                4A             HP9000 Model 743i VMEbus Board
A4261A     +                4A             HP9000 Mdl 743rt VMEbus Board
A4262A     +                4A             Model 743 Expansion Kit
A4263A     +                4A             8MB RAM Card for the 743
A4264A     +                4A             16MB RAM Card for the 743
A4265A     +                4A             32MB RAM Card for the 743
A4266A     +                4A             64MB RAM Card for the 743
A4267A     +                4A             8 Plane Graphics Card for 743
A4268A     +                5K             Fast-Wide SCSI Card for 743i a
A4271A     +                4A             743 Installation and Documenta
A4272A     +                5K             Add-on 2GB SE SCSI HDD, no mou
A4273A     +                5K             Add-on 2GB FW disk with mounti
A4273AR    +                5K             Rmkt Add on 2GB disk w/mountin
A4274A     +                5K             Add-on 2GB SE disk with mounti
A4274AR    +                5K             Rmkt Add on 2GB SE disk w/moun
A4275A     +                5K             FW 2GB upgrade for int. SE dis
A4277A     +                5K             100MHz PA-RISC 7200 CPU
A4277AR    +                5K             Rmkt 100MHz PA-RISC 7200 CPU
A4278A     +                5K             120MHz PA-RISC 7200 CPU
A4278AR    +                5K             Rmkt 120MHz PA-RISC 7200 CPU
A4279A     +                5H             J200 to J210 processor upgrade
A4281A     +                5K             2GB (native capacity) DDS1 DAT
A4281AR    +                5K             Rmkt 2GB (native capacity) DDS
A4281D     +                5K             2GB (native capacity) DDS-1 DA
A4282A     +                5K             650MB CD-ROM drive, SCSI-2
A4283A     +                5K             1.4MB floppy disk drive, SCSI-
A4283AR    +                5K             Rmkt 1.4MB floppy disk drive,
A4283D     +                5K             1.4MB floppy disk drive, SCSI-
A4299A     +                5K             1 MB second level cache for B1
A4300A     +                4A             HP Parallel Cable for the 743
A4301A     +                4A             RS232 Cable for the 743
A4302A     +                4A             Audio Cable for the 743
A4303A     +                4A             LAN Cable for the 743
A4304A     +                4A             Graphics Cable for the 743
A4310D     +                5K             Model 748i/64 Industrial Works
A4310D A   +                5K             U.S. - English localization
A4311D     +                5K             Model 748i/100 Industrial Work
A4311D A   +                5K             U.S. - English localization
A4312A     +                5K             748/132 Documentation Kit
A4315A     +                5K             HCRX8/VME graphics mezzanine c
A4316A     +                5K             HCRX24/VME graphics mezzanine
A4322A     +                5K             2GB Single-Ended SCSI-II Disk
A4325AR    +                5K             Rmkt 4X CD-ROM drive for J Cla
A4325D     +                5K             4X CD-ROM drive for J Class sy
A4326A     +                5K             Add 4X CD ROM SCSI 2 drive
A4326AR    +                5K             Rmkt Add 4X CD ROM SCSI 2 driv
A4327A     +                5K             Add 4X CD ROM SCSI 2 drive for
A4328A     +                5K             Add 4X CD ROM SCSI 2 drive for
A4329A     +                5K             4X CD ROM for 748i Systems
A4329D     +                5K             4X CD ROM for 748i Systems (ne
A4330A     +                5K             17" monitor, color multi-sync
A4330B     +                5K             17"/16"V monitor, clr mult-syn
A4330D     +                5K             17"/16V Color Monitor (Quartz)
A4330E     +                5K             17"/16V Color Monitor So. Hem.
A4331A     +                5K             20"/19"V monitor, color multi-
A4331AR    +                5K             20"/19"V monitor, color multi-
A4331B     +                5K             20"/19"V monitor, color multi-
A4331C     +                5K             20"/19"V monitor, clr muti-syn
A4331D     +                5K             20"/19V Color Monitor (Quartz)
A4331E     +                5K             20"/19V Color Monitor So. Hem.
A4331F     +                5K             20"/19V Color Monitor Korean (
A4332A     +                5K             21"/19.9" viewable Color Monit
A4334A     +                5H             Upgrades 715/33 SPU to 715/100
A4335A     +                5H             Upgrades 715/50 SPU to 715/100
A4336A     +                5H             Upgrades 715/75 SPU to 715/100
A4337A     +                5K             Model 715/64 to 715/100XC CPU
A4338A     +                5K             Model 715/80 to 715/100XC CPU
A4339A     +                5K             Model 715/100 to 715/100XC CPU
A4340A     +                5K             HP9000 Model 715/100XC SPU
A4340AR    +                5K             Rmkt HP9000 Model 715/100XC SP
A4345AR    +                5K             Rmkt 712/100 base sys. w/PA-RI
A4345D     +                5K             712/100 base sys. New CLR
A4346D     +                5K             712/100 base sys for distribut
A4350A     +                5K             FWD/SE mass storage upgrade
A4351A     +                5K             2GB fast-wide SCSI disk drive
A4356A     +                5K             4GB F/W SCSI II Disk Drive for
A4356AR    +                5K             Rmkt 4GB F/W SCSI II Disk Driv
A4360A     +                5P             HP Spaceball Adv. 3D Interacti
A4361A     +                5K             Spaceball 3003
A4362A     +                5P             HP Dial Box
A4363A     +                5P             HP Button Box
A4364A     +                5P             HP 12"x 12" Graphics Tablet
A4365A     +                5P             HP 12" x 18" Graphics Tablet
A4366A     +                5P             Cordless Pen (Stylus), 2-Butto
A4367A     +                5P             Cordless Puck (Cursor), 4-Butt
A4368A     +                5P             Corded Pen (Stylus), 2-Button
A4369A     +                5P             Corded Puck (Cursor), 4-Button
A4441A     +                5K             VISUALIZE-8 Accel. 3D Solids G
A4441AR    +                5K             Rmkt VISUALIZE 8 accel 3D soli
A4442A     +                5K             VISUALIZE-24 Accel. 3D Solid G
A4442AR    +                5K             Rmkt VISUALIZE 24 accelerator
A4443A     +                5K             Upgrade HCRX-8Z/24Z to VISUALI
A4450A     +                5K             HP VISUALIZE-EG graphics accel
A4451A     +                5K             Dual VISUALIZE-EG graphics acc
A4452A     +                5K             Add-on VISUALIZE-EG display me
A4460A     +                5K             2GB FWD SCSI disk drive for C
A4460AR    +                5K             Rmkt 2GB FWD SCSI disk drive f
A4461A     +                5K             4GB FWD SCSI disk drive for C
A4461AR    +                5K             Rmkt 4GB FWD SCSI disk drive f
A4462AR    +                5K             Rmkt 2GB (native capacity) DDS
A4462D     +                5K             2-4GB DDS DAT drive for C Clas
A4463AR    +                5K             Rmkt 4X CD ROM drive for C Cla
A4463D     +                5K             4X CD ROM drive for C Class Ne
A4464AR    +                5K             Rmkt 1.4MB floppy drive for C
A4464D     +                5K             1.4MB floppy drive for C Class
A4465A     +                5K             Add 4GB DDS2 DAT drive (8GB w/
A4466A     +                5K             Add 4GB DDS 2 DAT drive (8GB w
A4466D     +                5K             Add 4GB DDS2 DAT drive (8GB wi
A4467A     +                5K             Add 4GB DDS2 DAT Drive (8GB w/
A4467D     +                5K             Add 4GB DDS2 DAT Drive (8GB w/
A4476A     +                5H             Upgrades from J200 to J210XC
A4478A     +                5H             2nd CPU for J210XC
A4479A     +                5H             Upgrade from J210 to J210XC
A4481A     +                5K             J210XC base system
A4500A     +                5K             Mdl 744/132L Single Board Comp
A4501A     +                5K             16MB RAM ECC memory module
A4502A     +                5K             32MB ECC memory module
A4503A     +                5K             64MB ECC memory module
A4510A     +                5K             Model 748/132L Industrial Work
A4520A     +                4A             HP9000 Mdl 744rt/132L VME Boar
A4521A     +                5K             HP VISUALIZE Model C160L w/ EG
A4522A     +                5K             HP VISUALIZE Model C160 SPU (P
A4523A     +                5K             HP VISUALIZE C180-XP workstati
A4529A     +                5H             C110 to C160U upgrade
A4530A     +                5H             Model C100 to C160 Upgrade
A4531A     +                5H             Model C100 to C180 Upgrade
A4532A     +                5H             Model C110 to C180 Upgrade
A4580A     +                5H             J210 and J210XC to J280 Upgrad
AADDESTCABA+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABD+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABF+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABJ+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABP+                5K             Ext. SCSI Cartridge tape drive
AADDESTCABZ+                5K             Ext. SCSI Cartridge tape drive
AADDSFLPABD+                2D             1.2  MB 5 1/4" floppy disk drive
AADDSFLPABZ+                2D             1.2  MB 5 1/4" floppy disk drive
B1003C     +                3C             HP LAN manager/X for S300/400
B1011C     +                3C             HP LAN Manager/X License for H
B1020A     +                3C             NCS/NIDL for Series 300 or 400
B1022A     +                3C             NCS/NIDL for Series 800/600.
B1029B     +                3C             Network Services License for S
B1029CA    +                3C             VT3K for HP 9000 Servers Syste
B1033A     +                3C             HP FTAM License for S800
B1037B     +                3C             HP9000 SNMP Extensible Agent L
B1038A     +                3C             OV SNMP Extensible Agent Sun S
B1161A     +                3C             User's Documentation for X11.
B1162A     +                3C             Programmer's Documentation for
B1168A     +                3C             X Window System, version 11
B1174A     +                3C             Series 300/400/700/800 HP VUE

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
B1191A     +            3C                 User Environment Developer's K
B1192A     +            3C                 UEDK License-to-use HP-UX 8.0
B1194BA    +            3C                 MPower Client V2.0 media & doc
B1194BD    +            3C                 MPower Client V2.0 Media & Doc
B1194BE    +            3C                 MPower Client V2.0 Media & Doc
B1194BF    +            3C                 MPower Client V2.0 Media & Doc
B1194BJ    +            3C                 MPower Client V2.0 Media & Doc
B1194BZ    +            3C                 MPower Client V2.0 Media & Doc
B1195BA    +            3C                 MPower Server V2.0 media & doc
B1195BD    +            3C                 MPower Server V2.0 Media & Doc
B1195BE    +            3C                 MPower Server V2.0 Media & Doc
B1195BF    +            3C                 MPower Server V2.0 Media & Doc
B1195BJ    +            3C                 MPower Server V2.0 Media & Doc
B1195BZ    +            3C                 MPower Server V2.0 Media & Doc
B1197BB    +            3C                 MPower Client V2.0 License-To-
B1198BB    +            3C                 MPower Server V2.0 License-To-
B1227A     +            3C                 Cyrillic/Latin HP Vectra keybo
B1237C     +            3C                 Honeywell TDC3000 link to HP90
B1276A     +            3C                 License, HP-ABAL development v
B1277A     +            3C                 HP-ABAL runtime version, licen
B1283A     +            3C                 MultiL. kit for HP 256X & HP 2
B1367B     +            3C                 HP Eloquence Runtime Environme
B1368B     +            3C                 HP Eloquence Develop. Environm
B1390A     +            NA                 HP Shared 3D Viewer License Pr
B1391A     +            3C                 Material for HP shared 3D view
B1502A     +            NA                 HP 9000 Visual Editor
B1507AA    +            3C                 HP-UX BLS 9.08 License for HP
B1508AK    +            3C                 HP-UX BLS 9.08 N/W Products Me
B1509AK    +            3C                 HP-UX BLS 9.08 Recovery media
B1510AK    +            3C                 HP-UX BLS 9.08 Manual
B1511AA    +            5B                 HP STDL/UX Development License
B1512AA    +            5B                 HP STDL/UX Runtime License for
B1513AJ    +            5B                 HP STDL/UX Development Media a
B1514AJ    +            5B                 HP STDL/UX Runtime Media and M
B1515AA    +            3C                 S700 ASE license & media for H
B1517AB    +            3C                 S700/S800 HP Visual Editor 3.0
B1518AA    +            3C                 S700 HP Visual Editor 3.0 Medi
B1518BA    +            3C                 S700 HP Visual Editor 3.0 Medi
B1519AA    +            3C                 S800 HP Visual Editor 3.0 Medi
B1519BA    +            3C                 S800 HP Visual Editor 3.0 Medi
B1520AA    +            3C                 S800 ASE license & media for H
B1521AB    +            3C                 MAE 2.0 Plus for HP-UX license
B1521BB    +            3C                 Nihongo MAE 2.0 plus for HP-UX
B1522AJ    +            3C                 MAE 2.0 Plus for HP-UX Media/S
B1522BJ    +            3C                 Nihongo MAE 2.0 plus for HP-UX
B1522BJ    +            3C                 HP-UX version 10.20
B1523AJ    +            3C                 MAE 2.0 Plus for HP-UX Manual
B1523BJ    +            3C                 Nihongo MAE 2.0 plus for HP-UX
B1524BB    +            3C                 Nihongo MAE 2.0 for Solaris Li
B1525BJ    +            3C                 Nihongo MAE 2.0 for Solaris Me
B1526BJ    +            3C                 Nihongo MAE 2.0 for Solaris Ma
B1527AJ    +            3C                 LTU & Media Upgrade to Nihongo
B1528AJ    +            3C                 LTU&Media Upgrade to Nihongo M
B1592AA    +            3C                 Praesidium App Security Server
B1618A     +            3C                 Client Licensing for HP OpenMa
B1671C     +            NA                 HP LaserROM/UX 9.x Retrieval S
B1681A     +            3C                 S800 Radiosity/RayTracing Medi
B1681L     +            3C                 LTU Series 800 Radiosity/Ray-T
B1685L     +            3C                 License-to-use HP PHIGS Runtim
B1690A     +            3C                 HP-UX C/ANSI C compiler revisi
B1718A     +            3C                 Resource Sharing/iX
B1732B     +            3C                 TaskBroker media & documentati
B1732C     +            3C                 TaskBroker media and documenta
B1740L     +            3C                 License to use TaskBroker for
B1741L     +            3C                 License to use TaskBroker for
B1742L     +            3C                 TaskBroker site license to use
B1743A     +            3C                 Media and manuals for Task Bro
B1764B     +            NA                 HP RXForecast S/W
B1764C     +            3C                 HP RXForecast Software
B1766C     +            3C                 LaserRX/UX Analyzer S/W for HP
B1769A     +            NA                 HP3000 Account Management CBT
B1770A     +            NA                 Store Restore Backup MPE/iX CB
B1771A     +            NA                 Startup, Recovery MPE/iX CBT L
B1776A     +            NA                 HP SPT/XL Collector for MPE XL
B1777A     +            NA                 Software Performance Tool, iX
B1787B     +            NA                 HP GlancePlus MPE/iX systems
B1796A     +            NA                 General Measurements Video Med
B1797A     +            NA                 Message Handling Self Paced Vi
B1798A     +            NA                 Native Mode Spooler MPE/iX CBT
B1799A     +            NA                 Intro for New Users UNIX CBT L
B1800A     +            NA                 Managing Users UNIX CBT Licens
B1801A     +            NA                 Transferring Files UNIX CBT Li
B1808A     +            NA                 Nonsystem Volumes MPE/iX CBT L
B1809A     +            NA                 Managing Disk Space MPE/iX CBT
B1821A     +            3C                 HP FM General Ledger
B1822A     +            3C                 HP FM Accounts Payable
B1823A     +            3C                 HP FM Accounts Receivable
B1824A     +            3C                 HP Financial Management Core
B1825A     +            3C                 HP Financial Management
B1826A     +            3C                 HP FM General Ledger Migration
B1827A     +            3C                 HP FM Accounts Payable Migrati
B1828A     +            3C                 HP FM Accts Receivable Migrati
B1861A     +            3C                 HP-UX Run-Time Environment, 2-
B1862A     +            3C                 HP-UX Run-Time Environment, 32
B1863A     +            3C                 HP-UX C/ANSI C Developer's Bun
B1864A     +            3C                 HP-UX documentation set.
B1864B     +            3C                 Series 300/400 HP-UX 9.0 Docum
B1865A     +            3C                 HP-UX Developer's Toolkit
B1901AA    +            3C                 OpenSpool Print Manager Licens
B1902AA    +            3C                 HP OV OpenSpool Node License t
B1903AA    +            3C                 HP OV OpenSpool PC Node Licens
B1904AA    +            3C                 OpenSpool Media for Series 700
B1904BA    +            3C                 HP OV OpenSpool 10.x Media for
B1905AA    +            3C                 OpenSpool Media for Series 800
B1905BA    +            3C                 HP OV OpenSpool 10.x Media for
B1906AA    +            3C                 HP OpenView OpenSpool manual i
B1906AJ    +            3C                 HP OpenView OpenSpool manual i
B1940A     +            3C                 HP Easytime/XL sys mgmt progra
B1951AA    +            3C                 HP OV OmniBack II License (Bac
B1952AA    +            3C                 HP OV OB II Advanced Backup Ma
B1953AA    +            3C                 HP OpenView OmniBack II f. NT
B1954AA    +            3C                 HP OpenView OmniBack II Licens
B1955AA    +            3C                 HP OpenView OmniBack II media
B1955BA    +            3C                 OmniBack II 10.0 Media for S70
B1955CA    +            3C                 HP OV OmniBack II Media for Wo
B1956AA    +            3C                 HP OpenView OmniBack II media
B1956BA    +            3C                 OmniBack II 10.0 Media for S80
B1956CA    +            3C                 HP OV OmniBack II Media for Se
B1957AA    +            3C                 HP OpenView OmniBack II manual
B1957AJ    +            3C                 HP OpenView OmniBack II manual
B1958AA    +            3C                 HP OV OmniBack II for Workgrou
B1959AA    +            3C                 OB II for Workgroups media/doc
B1962AA    +            3C                 HP OpenView OperationsCenter L
B1963AA    +            3C                 HP OV OperationsCenter Server
B1964AA    +            3C                 OV OperationsCenter Workstatio
B1967BA    +            3C                 OV OperationsCenter DAT/DDS me
B1967CA    +            3C                 HP OV OperationsCenter DAT/DDS
B1968BA    +            3C                 HP OV OperationsCenter Media
B1968CA    +            3C                 OpC DAT/DDS media for HP9000 s
B1969BA    +            3C                 Manuals for OperationsCenter
B1969BJ    +            3C                 Manual Set for OperationsCente
B1969CA    +            3C                 HP OV OpC English Manuals
B1974BA    +            3C                 HP OpenView OmniStorage Manage
B1975BA    +            3C                 HP OmniStorage Agent License
B1977BA    +            3C                 OmniStorage Media for HP9000 w
B1978BA    +            3C                 HP OmniStorage Media for HP 90
B1978CA    +            3C                 HP OV OmniStorage Media for HP
B1979BA    +            3C                 HP OmniStorage Manuals
B1979CA    +            3C                 HP OpenView OmniStorage Manual
B1979CJ    +            3C                 HP OpenView OmniStorage manual
B1980AA    +            3C                 AdminCenter Management Station
B1981AA    +            3C                 AdminCenter Managed Element Li
B1982AA    +            3C                 HP AdminCenter License to Use
B1983AA    +            3C                 HP AdminCenter License to Use
B1986AA    +            3C                 HP AdminCenter Media for PC Ne
B1987AA    +            3C                 HP AdminCenter Media for Serie
B1987BA    +            NA                 HP OpenView AdminCenter media
B1988AA    +            3C                 HP AdminCenter Media for Serie
B1988BA    +            NA                 HP OpenView AdminCenter Media
B1989AA    +            3C                 HP OpenView AdminCenter manual
B1990AA    +            3C                 Software Distributor Controlle
B1991AA    +            3C                 HP OpenView Software Distribut
B1992AA    +            3C                 Software Distributor Controlle
B1993AA    +            3C                 HP OV Software Distributor Age


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B1996AA    +                3C             Software Distributor Media
B1996BA    +                NA             SoftwareDistributor Media for
B1997AA    +                3C             Software Distributor Media for
B1998AA    +                3C             Software Distributor Media (PC
B1999AA    +                3C             Software Distributor Manuals
B1999AJ    +                3C             Manuals - Japanese
B2016BZ    +                3C             OpenMail mailbox license for 5
B2020BZ    +                3C             OpenMail client license for 50
B2026BZ    +                3C             HP OpenTime license for 50 use
B2081A     +                3C             Arabic bitmap LaserJet font ca
B2130A     +                3C             HP MM II for MPE XL
B2131A     +                3C             HP MM II Core for MPE XL
B2132A     +                NA             HP MRP Action Manager for NewW
B2156C     +                3C             HP PowerShade license for HP S
B2157A     +                3C             Image Developer's LTU & Media
B2203A     +                3C             Japanese Starbase Simplex font
B2206A     +                3C             Korean NLIO license for S800
B2210A     +                3C             T-Chinese NLIO license for S80
B2211A     +                3C             T-Chinese Starbase Simplex fon
B2213A     +                3C             S-Chinese NLIO license for S70
B2214A     +                3C             S-Chinese NLIO license for S80
B2219AB    +                3C             FormDirector 1.1 Developer's E
B2227A     +                3C             Japanese HP-UX 9.0 media for S
B2234AB    +                3C             FormDirector 1.1 Printing Env
B2235AJ    +                3C             Jpn FormDirector 1.1 Dev Env M
B2236AJ    +                3C             Jpn FormDirector 1.1 Dev Env M
B2237AJ    +                3C             Jpn FormDirector 1.1 Prt Env M
B2238AJ    +                3C             Jpn FormDirector 1.1 Prt Env M
B2305L     +                3C             HP SharedX License-to-Use Vers
B2306A     +                3C             HP SharedX Med.&Man. for S300/
B2307A     +                3C             HP SharedX media & manuals S70
B2325AB    +                3C             ALLBASE Query - Japanese Local
B2326AB    +                3C             ALLBASE QUERY - Japanese Local
B2327A     +                3C             ALLBASE Query for S/700
B2332A     +                3C             ALLBASE/4GL Dvlpr for Series 4
B2333A     +                3C             ALLBASE/4GL Runtime Ver for Se
B2342A     +                3C             ALLBASE/4GL Dvlpr Ver for Seri
B2343A     +                3C             ALLBASE/4GL Runtime for Series
B2352A     +                3C             License to use HP-UX Run-Time,
B2353A     +                3C             License to use HP-UX Run-Time,
B2354A     +                3C             C/ANSI C Developer's Bundle Li
B2355B     +                3C             Series 700 HP-UX 9.0 Manuals
B2355CJ    +                3C             HP-UX 10.0 Japanese Doc/Manual
B2355DA    +                3C             HP-UX 10.10 English Manual
B2355DD    +                3C             German Manual for HP-UX 10.10
B2355DF    +                3C             French Manual for HP-UX 10.10
B2355DJ    +                3C             Japanese Manual for HP-UX 10.1
B2355EA    +                3C             HP-UX 10.20 English Manual
B2355ED    +                3C             German Manual for HP-UX 10.20
B2355EJ    +                3C             Japanese Manual for HP-UX 10.2
B2356A     +                3C             HP-UX Developer's Toolkit Lice
B2357A     +                3C             HP-UX General Programming Tool
B2363A     +                3C             LTU HP PHIGS 2.1 Development
B2363B     +                3C             LTU HP PHIGS 2.11 Development
B2363C     +                3C             HP PHIGS 2.2
B2363E     +                3C             HP Phigs 3.0 Develop. Librarie
B2364A     +                3C             LTU HP PHIGS 2.1 runtime
B2364B     +                3C             LTU HP PHIGS 2.1 runtime.
B2364C     +                3C             HP PHIGS 2.2 Runtime
B2364E     +                3C             HP Phigs 3.0 Runtime Libraries
B2371A     +                3C             HP-UX C/ANSI C compiler revisi
B2372A     +                3C             HP-UX FORTRAN 77 compiler revi
B2373A     +                3C             HP-UX Pascal compiler revision
B2374A     +                3C             Starbase Graphics
B2378A     +                3C             HP-UX 8.0 CD ROM media.
B2378B     +                3C             Series 300/400 HP-UX 9.0 CD-RO
B2379A     +                3C             HP-UX General Programming Tool
B2386A     +                3C             Jpn HP-UX Run-Time Environment
B2387A     +                3C             2-user Japanese HP-UX LTU
B2387B     +                3C             Japanese HP-UX LTU/media, 2 Us
B2388A     +                3C             Kor HP-UX Run-Time Environment
B2389A     +                3C             T. Ch HP-UX Run-Time Environme
B2390A     +                3C             Ch HP-UX Run-Time Environment,
B2391A     +                3C             German HP-UX Run-Time Environm
B2392A     +                3C             French HP-UX Run-Time Environm
B2395A     +                3C             2-user Korean HP-UX LTU
B2396A     +                3C             German HP-UX LTU/Media, 2-user
B2397A     +                3C             2-user French HP-UX LTU
B2402A     +                3C             C++ license-to-use Series 700
B2403A     +                3C             C++ media and manuals Series 7
B2404A     +                3C             C++ License-to-use for Series
B2405A     +                3C             C++ Media & Documentation for
B2408A     +                3C             License to use Fortran 77
B2409B     +                3C             HP-UX FORTRAN license for the
B2412A     +                3C             HP C/ANSI C/UX license for Ser
B2413A     +                3C             License to use C/ANSI C
B2414A     +                3C             License to use Pascal Series 7
B2415A     +                3C             HP Pascal/UX license for Serie
B2430AA    +                3C             HP Micro Focus Developer
B2430AB    +                3C             COBOL/UX (Micro Focus) Develop
B2431AA    +                3C             HP Micro Focus COBOL Compiler
B2431AB    +                3C             COBOL/HP-UX (MicroFocus) Comp
B2432AA    +                3C             HP Micro Focus COBOL Run Time
B2432BB    +                3C             HP Micro Focus COBOL Run Time
B2433BA    +                3C             HP Micro Focus Developer Suite
B2433BB    +                3C             HP Micro Focus Developer Suite
B2435BA    +                3C             HP Micro Focus COBOL Run Time
B2435BB    +                3C             HP Micro Focus COBOL Run Time
B2470BA    +                3C             Odapter/OpenODB Dev Bundle Lic
B2487A     +                3C             Japan HP-UX LTU/Media, 8-user
B2487B     +                3C             8-user Japanese HP-UX LTU
B2491A     +                3C             MirrorDisk/UX license to use
B2494B     +                3C             HP ALLBASE/Replicate V.G.0. fo
B2536A     +                3C             Font Cartridge for LaserJet II
B2537A     +                3C             Keycap stickers
B2541A     +                3C             Multilingual Term. Upgrd Kit 7
B2542A     +                3C             Multilingual Upgrade Kit for 7
B2549A     +                3C             Dialog Mgr Windows 3.1, dev to
B2550A     +                3C             Dialog Mgr Windows 3.1, S/W an
B2553A     +                3C             Dialog Mgr OSF/Motif dev tool,
B2554A     +                3C             Dialog Mgr Motif dev env media
B2556A     +                3C             Dialog Mgr Windows 3.1, exec l
B2558A     +                3C             Dialog Mgr OSF/Motif Exec Libr
B2560A     +                3C             Dialog Mgr AlphaWindows Exec L
B2575A     +                3C             Dialog Mgr Netw.Stub for S800/
B2579A     +                3C             HP OpenMac 1 user kit, license
B2583AA    +                3C             Windows Client Server upgrade
B2587AA    +                3C             HP 102 PC-AT keyboard with PS2
B2606CB    +                3C             SoftBench SDK LTU, HP Wkstns,
B2617CB    +                3C             C++ SoftBench LTU, HP Wkstns,
B2661A     +                NA             HP GlancePlus/UX, S300 running
B2674A     +                3C             NCS/NIDL For The Series 700
B2679A     +                3C             Passwd Etc for Series 300/400
B2680A     +                3C             Passwd Etc for Series 800 HP-U
B2681A     +                3C             Passwd Etc for Series 700 HP-U
B2690A     +                3C             SoftBench Link/1000 Enc. Licen
B2692A     +                3C             SoftBench Link/1000 for HP-UX
B2693A     +                3C             SoftBench Link/1000 for HP-UX
B2695A     +                3C             Graphics and Forms Term. Emula
B2696A     +                3C             Terminal Emulator for HP-UX S3
B2697A     +                3C             Terminal Emulator for HP-UX S7
B2698A     +                3C             Terminal Emulator for HP-UX S8
B2757AA    +                3C             HP OpC-SAP R/3 Integration, li
B2758AA    +                3C             SW and Media for HP OpC-SAP R/
B2770A     +                2C             RTAP/Plus Software HP 9000 S30
B2771A     +                2C             RTAP/Plus Software HP9000 Seri
B2774A     +                2C             RTAP/Plus Software for Sun SPA
B2775A     +                2C             RTAP/Plus Software for IBM RS/
B2777A     +                2C             RTAP/Plus software for Digital
B2803A     +                NA             Command Files and UDCs MPE CBT
B2809A     +                NA             Managing File System UNIX CBT
B2814A     +                3C             Japanese System Admin. Documen
B2814B     +                3C             Japanese Series 400/300 HP-UX
B2815B     +                3C             Japanese S700 HP-UX 9.0 Manual
B2816A     +                3C             Traditional Chinese LTU/Media,
B2826B     +                3C             HP-UX 9.0 CD-ROM media
B2826C     +                3C             HP-UX 9.05 PCO on CD-ROM Media
B2828A     +                3C             HP SharedX Media and Manuals
B2895A     +                3C             DMX For HP-UX 8.0/9.0 Series 7
B2896A     +                3C             DMX For HP-UX Series 400
B2897A     +                3C             HP ADVISE for HP-UX S400 Works
B2898A     +                3C             HP ADVISE for HP-UX S700 Works
B2900A     +                3C             LTU PowerShade for HP X termin
B2903A     +                3C             HP DCE license core & tools 5


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B2904AB    +                3C             HP Fibre Channel/9000 S700 Use
B2910AR    +                3C             Rmkt instant ignition for HP-U
B2912AR    +                3C             Rmkt German instant ignition f
B2914AA    +                3C             OODCE C++ Class Library licens
B2915AA    +                3C             DCE/9000 Libraries, Media US O
B2918AA    +                3C             DCE NFS-DFS Secure Gateway lic
B2919AA    +                3C             DCE DFS Server license
B2920A     +                3C             DCE Core Services, Media and M
B2921A     +                3C             DCE/9000 Core Services Media a
B2922BA    +                3C             DCE Application Dev Toolset Me
B2923A     +                3C             DCE client license
B2924A     +                3C             DCE Cell Directory Server (CDS
B2925A     +                3C             DCE Security Server license
B2926A     +                3C             DCE/9000 Application Dev. Tool
B2927A     +                3C             DCE Manual Set in Hard Copy
B2927AJ    +                3C             OSF DCE Japanese Manuals
B2930A     +                3C             HP ARTCore Dev. License For HP
B2931A     +                3C             HP ARTCore Runtime License For
B2953A     +                NA             HP GlancePlus Pak for MPE/iX s
B2954A     +                NA             HP GlancePlus Pak for MPE V Sy
B2955A     +                NA             Shell Prog Fundamentals UNIX C
B2962A     +                3C             ALLBASE/4GL Developer Version
B2963A     +                3C             ALLBASE/4GL Runtime Version fo
B2964A     +                3C             ALLBASE/SQL/4GL/QUERY Bundle f
B3108A     +                3C             HP-UX 9.04 Operating System me
B3108C     +                3C             HP-UX 9.04 OS software on CD-R
B3108D     +                3C             HP-UX 9.04 Minimal Operating S
B3108L     +                3C             HP-UX 9.04 User Licenses for S
B3108M     +                3C             HP-UX 9.04 Series 800 Manuals
B3133A     +                3C             HP-UX 9.04 S800 Korean documen
B3134A     +                3C             HP-UX 9.04 S800 T-Chinese docu
B3135A     +                3C             HP-UX 9.04 S800 Japanese manua
B3136A     +                3C             HP-UX 9.04 S800 S-Chinese docu
B3142A     +                3C             HP ALLBASE/SQL Run-Time for S8
B3143A     +                3C             HP ALLBASE/SQL Development for
B3146A     +                3C             HP ALLBASE/SQL Run-Time for S7
B3147A     +                3C             HP ALLBASE/SQL Development for
B3148A     +                3C             ALLBASE/QUERY for S800/600
B3149A     +                3C             32-User Japanese HP-UX LTU
B3150A     +                3C             LTU HP-UX 32-user upgrade for
B3151A     +                3C             ALLBASE/QUERY for S300/400
B3170A     +                NA             HP GlancePlus Pak/UX for S/300
B3175A     +                3C             HP Security Monitor/iX LTU
B3176A     +                3C             HP PEX 5.1 3D Develop. Environ
B3176B     +                3C             HP PEX Client/Server Dev. Lib.
B3177A     +                3C             HP PEX 5.1 Run-Time Libraries
B3177B     +                3C             HP PEX Client/Server RT Lib. l
B3179BA    +                3C             Odapter/OpenODB Evaluator's Bu
B3187A     +                3C             DCE CDS Server license for the
B3188A     +                3C             DCE Security Server license fo
B3189A     +                3C             DCE/9000 Executive client lice
B3190A     +                3C             DCE Core Services media & manu
B3191A     +                3C             DCE Core Services media/manual
B3192A     +                3C             DCE Development Toolbox user l
B3193A     +                3C             DCE/9000 Development Toolbox m
B3231AA    +                3C             RTW Environment V1.2 Client li
B3232AA    +                3C             RTW v1.2 end user manuals
B3232AD    +                3C             RTW end user manuals - German
B3232AE    +                3C             RTW end user manuals - Spanish
B3232AF    +                3C             RTW end user manuals - French
B3232AZ    +                3C             RTW end user manuals - Italian
B3233AA    +                3C             RTW v1.2 S700 Client media
B3233AD    +                3C             RTW V1.3 Client media S700 - G
B3233AE    +                3C             RTW V1.3 Client media S700 - S
B3233AF    +                3C             RTW V1.3 Client media S700 - F
B3233AZ    +                3C             RTW V1.3 Client media S700 - I
B3234AA    +                3C             RTW DBK V1.x Server license to
B3235AA    +                3C             RTW V1.x system config manuals
B3236AA    +                3C             RTW DBK V1.x Server Media S700
B3236AD    +                3C             RTW V1.3 Server media S700 - G
B3236AE    +                3C             RTW V1.3 Server media S700 - S
B3236AF    +                3C             RTW V1.3 Server media S700 - F
B3236AZ    +                3C             RTW V1.3 Server media S700 - I
B3237AA    +                3C             RTW Integration Toolkit v1.2 l
B3238AA    +                3C             RTW DBK Technical Ref. manuals
B3239AA    +                3C             RTW Integration Toolkit Media
B3240AA    +                3C             SharedPrint/UX License To Use
B3241AA    +                3C             SharedPrint/UX Media Kit
B3242AA    +                3C             SharedPrint/UX Administrator's
B3243AA    +                3C             SharedPrint/UX PostScript lice
B3244AA    +                3C             SharedPrint w/ PS Interpreter
B3248AA    +                3C             HP Wabi 2.0 Series 700 media
B3248CA    +                3C             HP WABI 2.2 Media for Workstat
B3248DA    +                3C             HP WABI 2.2 Media for HP Works
B3249AB    +                3C             HP Wabi 2.0 license-to-use, pe
B3249CB    +                3C             HP WABI 2.X License-To-Use, pe
B3249DB    +                3C             HP WABI 2.X license-to-use, pe
B3250AA    +                3C             HP Wabi 2.0 Series 700 doc/man
B3250CA    +                3C             HP Wabi 2.X manuals & document
B3250DA    +                3C             HP WABI 2.2 Manuals & document
B3295C     +                3C             C SB Suite, 16 LTU Education B
B3296C     +                3C             C SB Suite, 250 LTU Education
B3297C     +                3C             C++ SB Suite, 16 LTU Education
B3298C     +                3C             C++ SB Suite, 250 LTU Educatio
B3385A     +                3C             S800 MPower multimedia server
B3386A     +                3C             S800 HP MPower server manuals
B3387BB    +                3C             MPower Client V2.0 license to
B3388BB    +                3C             MPower Server V2.0 License-To-
B3389BB    +                3C             Incremental Modem Line license
B3392AA    +                3C             HP-UX Developer's Toolkit lice
B3393AA    +                3C             HP-UX Developer's Toolkit medi
B3394AA    +                3C             HP-UX Developer's Toolkit S800
B3395AA    +                3C             HP-UX Developer's Toolkit S800
B3411A     +                3C             onGO Office Client pack, manua
B3414A     +                3C             onGO DMS Server for Sybase, li
B3415A     +                3C             onGO Office Client Pack, manua
B3420A     +                3C             Hirschmann Starcoupler Mgmt. m
B3420AA    +                3C             Hirschmann Starcoupler manager
B3425AA    +                3C             102 PC-AT keyboard incl. SW su
B3427AA    +                3C             Multilingual Kit, manual
B3428AA    +                3C             Multiling.Font Support HP5000/
B3430AA    +                3C             Multiling.Supp.f.X-Win.on HP-W
B3457A     +                3C             HP-UX 9.0 manuals - partly Fre
B3458A     +                3C             HP-UX 9.0 manuals - partly Ger
B3472AA    +                3C             HP Programmer's Toolset Media
B3473AB    +                3C             Programmer's Toolset License-t
B3476AA    +                3C             HP Programmer's Toolset Manual
B3477AA    +                3C             Programmer's Toolset Media Ser
B3478AB    +                3C             Programmer's Toolset License-t
B3479AA    +                3C             Programmer's Toolset Manuals S
B3480B     +                3C             HP ALLBASE/Replicate V.G.0. LT
B3492AA    +                3C             ALLBASE/SQL/QUERY bundle for S
B3494AA    +                3C             Encina/9000 Server license-to-
B3495AA    +                3C             Encina/9000 Monitor license-to
B3496AA    +                3C             Encina/9000 Client license-to-
B3498AA    +                3C             Encina/9000 PPC Executive lice
B3499AA    +                3C             Encina/9000 Client & Server me
B3501AA    +                3C             Encina/9000 Monitor media & ma
B3502AA    +                3C             Encina/9000 PPC Executive medi
B3515AA    +                NA             HP Perf. Collection S/W for Su
B3516AA    +                NA             HP Perf.Collection SunOS Media
B3519AA    +                3C             DCE Int'l QuickStart Bundle wi
B3524A     +                3C             IMAGE/SQL for 917 to 947 & 918
B3525A     +                3C             IMAGE/SQL LTU for all systems
B3528AA    +                3C             HP-UX 9.01 media
B3528AB    +                3C             HP-UX 9.03 DDS (DAT) media
B3528AC    +                3C             HP-UX LTU 9.05 on CD-ROM
B3550AA    +                3C             Toolset Instant Ignition Media
B3560CB    +                3C             C SB License, HP Wkstns, 10.X,
B3577BA    +                3C             UIM/X 2.9 Media & Manuals Sola
B3577BJ    +                3C             UIM/X 2.9 Jpn Media & Manuals
B3579BA    +                3C             UIM/X 2.9 Library Source Licen
B3596CB    +                3C             C SB Upgrade LTU, HP-UX Wkstn
B3597CB    +                3C             C++ SB Upgrade LTU, HP-UX Wkst
B3598CB    +                3C             C SB Upgrade LTU, Solaris
B3599CB    +                3C             C++ SB Upgrade LTU, Solaris
B3600A     +                3C             HP Open DeskManager - four mai
B3600AD    +                3C             HP Open DeskManager, 4-users (
B3600AE    +                3C             HP Open DeskManager, 4-users (
B3600AF    +                3C             HP Open DeskManager, 4-users (
B3600AG    +                3C             HP Open DeskManager, 4-users (
B3600AH    +                3C             HP Open DeskManager, 4-users (
B3600AS    +                3C             HP Open DeskManager, 4-users (
B3600AX    +                3C             HP Open DeskManager, 4-users (
B3600AY    +                3C             HP Open DeskManager, 4-users (
B3600AZ    +                3C             HP Open DeskManager, 4-users (
B3601A     +                3C             HP Open DeskManager - Four mai
B3601AD    +                3C             HP Open DeskManager 4-user (Ge

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                     Exhibit A3001


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B3601AE    +                3C             HP Open DeskManager 4-user (Sp
B3601AF    +                3C             HP Open DeskManager 4-user (Fr
B3601AG    +                3C             HP Open DeskManager 4-user (No
B3601AH    +                3C             HP Open DeskManager 4-user (Du
B3601AS    +                3C             HP Open DeskManager 4-user (Sw
B3601AX    +                3C             HP Open DeskManager 4-user (Fi
B3601AY    +                3C             HP Open DeskManager 4-user (Da
B3601AZ    +                3C             HP Open DeskManager 4-user (It
B3604A     +                3C             HP Open DeskManager
B3604AD    +                3C             HP Open DeskManager German Ver
B3604AE    +                3C             HP Open DeskManager. Spanish v
B3604AF    +                3C             HP Open DeskManager. French ve
B3604AG    +                3C             HP Open DeskManager - Norwegia
B3604AH    +                3C             HP Open DeskManager Dutch Vers
B3604AS    +                3C             HP Open DeskManager. Swedish v
B3604AX    +                3C             HP Open DeskManager. Finnish v
B3604AY    +                3C             HP Open DeskManager. Danish ve
B3604AZ    +                3C             HP Open DeskManager. Italian v
B3605A     +                3C             HP Open DeskManager PLUS-RTU S
B3605AD    +                3C             HP Open DeskManagerPLUS German
B3605AE    +                3C             HP Open DeskManagerPLUS Spanis
B3605AF    +                3C             HP Open DeskManagerPLUS French
B3605AG    +                3C             HP Open DeskManagerPLUS Norweg
B3605AH    +                3C             HP Open DeskManagerPLUS Dutch
B3605AS    +                3C             HP Open DeskManagerPLUS Swedis
B3605AX    +                3C             HP Open DeskManagerPLUS Finnis
B3605AY    +                3C             HP Open DeskManagerPLUS Danish
B3605AZ    +                3C             HP Open DeskManagerPLUS Italia
B3606A     +                3C             HP Open DeskManager Documentat
B3607A     +                3C             HP DeskManager for MPE/V.
B3607AD    +                3C             HP DeskManager for MPE/V (Germ
B3607AE    +                3C             HP DeskManager for MPE/V (Span
B3607AF    +                3C             HP DeskManager for MPE/V (Fren
B3607AG    +                3C             HP DeskManager for MPE/V (Norw
B3607AH    +                3C             HP DeskManager for MPE/V (Dutc
B3607AS    +                3C             HP DeskManager for MPE/V (Swed
B3607AX    +                3C             HP DeskManager for MPE/V (Finn
B3607AY    +                3C             HP DeskManager for MPE/V (Dani
B3607AZ    +                3C             HP DeskManager for MPE/V. (Ita
B3608A     +                3C             HP DeskManagerPLUS for MPE/V.
B3608AD    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AE    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AF    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AG    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AH    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AS    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AX    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AY    +                3C             HP DeskManagerPLUS for MPE/V (
B3608AZ    +                3C             HP DeskManagerPLUS for MPE/V (
B3609A     +                3C             HP DeskManager Documentation S
B3609AD    +                3C             HP DeskManager Documentation (
B3609AF    +                3C             HP DeskManager Documentation (
B3609AZ    +                3C             HP DeskManager Documentation (
B3614A     +                3C             HP File/Library iX.
B3615A     +                3C             HP File/Library MPE/V.
B3651FA    +                3C             HP ENWARE 7.0 - CD-ROM Disc Me
B3653FA    +                3C             HP ENWARE 7.0 - DAT Tape Media
B3657FJ    +                3C             HP ENWARE 7.0 (Kanji) - DAT Ta
B3658FJ    +                3C             HP ENWARE 7.0 (Kanji)-CD ROM D
B3659FA    +                3C             ENWARE 7.0 Flash ROM Media for
B3661FJ    +                3C             ENWARE 7.0 Kanji Flash ROM Med
B3662AB    +                3C             HP ENWARE 3270 Software Licens
B3664AA    +                3C             HP ENWARE 3270 Software - CD R
B3667FA    +                3C             HP ENWARE 7.0 Flash ROM Media
B3668FJ    +                3C             ENWARE 7.0 Kanji Flash ROM Med
B3670BA    +                3C             HP ENWARE X Terminal Mgr. S/W
B3690AA    +                NA             GlancePlus License for HP9000
B3691AA    +                NA             GlancePlus Media/mnl for HP900
B3691AJ    +                3C             Media & Manual for GlancePlus
B3692AA    +                NA             GlancePlus License for HP9000
B3693AA    +                NA             GlancePlus Media/Mnl for HP 90
B3693AJ    +                3C             Media & Manual for GlancePlus
B3694AA    +                NA             GlancePlus license for Sun SPA
B3695AA    +                NA             Media for HP GlancePlus for Su
B3696AA    +                NA             GlancePlus license for IBM RS/
B3697AA    +                NA             Media for HP GlancePlus for IB
B3698AA    +                NA             HP Glance+Pak Lic for HP9000 W
B3699AA    +                NA             Glance+Pak Media/Mnl for HP900
B3699AJ    +                NA             Media & Manual for Glance+Pak
B3700AA    +                NA             Glance+Pak License for HP9000
B3701AA    +                NA             Glance+Pak Media/mnl for HP900
B3701AJ    +                NA             Media & Manual for Glance+Pak
B3702AA    +                NA             GlancePlus Pak License for Sun
B3703AA    +                NA             GlancePlusPak Media/Manual for
B3704AA    +                NA             GlancePlus Pak License for IBM
B3705AA    +                NA             Glance+ Pak Media/Manual for I
B3767BB    +                3C             Odapter/OpenODB Concurrent Use
B3768BA    +                3C             Odapter/OpenODB Media and Manu
B3782AE    +                3C             2-user Spanish HP-UX LTU
B3782AZ    +                3C             2-users Italian HP-UX LTU
B3782DA    +                3C             HP-UX 10.10 Media
B3782EA    +                3C             HP-UX 10.20 Media
B3785AA    +                3C             DCE/9000 NFS-DFS Gateway licen
B3786AA    +                3C             DCE/9000 Distributed File Serv
B3787AA    +                3C             Encina/9000 PPC Gateway licens
B3788AA    +                3C             Encina/9000 RQS license-to-use
B3789AA    +                3C             Encina/9000 documentation and
B3789AJ    +                3C             Encina/9000 V.9.0x Japanese Ma
B3790AA    +                3C             Encina/9000 PPC Gateway media
B3791AA    +                3C             Encina/9000 RQS media and manu
B3793AA    +                3C             CICS for HP9000 Client License
B3794AA    +                3C             CICS for HP9000 Server License
B3795AA    +                3C             CICS for HP9000 Server Media &
B3796AA    +                3C             CICS/9000 Bundle Media & Manua
B3797AA    +                3C             Encina/9000 SFS for CICS/9000
B3798AA    +                3C             Encina/9000 SFS media and manu
B3799AB    +                3C             HP-RT Developer's Kit License
B3800AA    +                3C             HP-RT Developer's Kit SW and M
B3802AA    +                3C             VME Backplane Networking Licen
B3803AA    +                3C             VME Backplane Networking SW an
B3808AA    +                3C             STREAMSrt License to Use
B3809AA    +                3C             STREAMSrt Software and Manuals
B3814AA    +                3C             HP-UX Run-time license, 2 user
B3815AA    +                3C             HP V.4 Curses Library Media an
B3818AA    +                3C             CICS for HP 9000 Bundle Licens
B3821AA    +                3C             DCE/3000 Core Services -US Med
B3822AA    +                3C             DCE/3000 Core Services non-US
B3823AA    +                3C             DCE/3000 Executive Client Lice
B3824AA    +                3C             DCE/3000 CDS Server License
B3825AA    +                3C             DCE/3000 Security Server Licen
B3831AA    +                3C             HP V.4 Curses Library LTU on O
B3832AA    +                3C             HP MC/ServiceGuard software me
B3834AA    +                3C             Process Resource Mgr Media for
B3835AA    +                3C             Process Resource Mgr Server Li
B3843AA    +                3C             HP Micro Focus COBOL/iX Develo
B3844AB    +                3C             HP Micro Focus COBOL/iX Develo
B3845AA    +                3C             HP Micro Focus COBOL/iX Compil
B3846AB    +                3C             HP Micro Focus COBOL/iX Compil
B3847AA    +                3C             HP Micro Focus COBOL/iX Run Ti
B3848AB    +                3C             HP Micro Focus COBOL/iX RTS (O
B3852AA    +                3C             Nihongo COBOL/HP-UX S700 Devel
B3853AA    +                3C             Nihongo COBOL/HP-UX Runtime Me
B3855AB    +                3C             Nihongo COBOL/HP-UX Developer
B3856AA    +                3C             Nihongo COBOL/HP-UX Compiler M
B3857AB    +                3C             Nihongo COBOL/HP-UX Compiler L
B3858AA    +                3C             Nihongo COBOL/HP-UX S800 Devel
B3859AB    +                3C             Nihongo COBOL/HP-UX Developer
B3860AA    +                3C             Nihongo COBOL/HP-UX Compiler M
B3861AB    +                3C             Nihongo COBOL/HP-UX Compiler L
B3862AA    +                3C             Nihongo COBOL/HP-UX Runtime S8
B3864AA    +                5K             DCE/9000 U.S. Libraries - medi
B3865AA    +                3C             Korean COBOL/HP-UX S700 Develo
B3866AB    +                3C             Korean COBOL/HP-UX Developer L
B3869AA    +                3C             Korean COBOL/HP-UX Runtime Med
B3871AA    +                3C             Korean COBOL/HP-UX S800 Develo
B3872AB    +                3C             Korean COBOL/HP-UX Developer L
B3873AA    +                3C             Korean COBOL/HP-UX S800 Compil
B3874AB    +                3C             Korean COBOL/HP-UX Compiler Li
B3875AA    +                3C             Korean COBOL/HP-UX Runtime S80
B3879AA    +                3C             Workload Manager/iX license
B3883AA    +                3C             Instant Ignition Configuration

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                 Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

B3884DA    +                3C             HP-UX 10.10 Multiuser License
B3884EA    +                3C             HP-UX 10.20 Multiuser License
B3888AA    +                3C             RTE-A to HP-UX Migration Tools
B3889AA    +                3C             RTE-A to HP-UX Migration Tools
B3889AA    +                3C             1/4" cartridge tape
B3889AA    +                3C             1/2" mag tape- 1600 BPI
B3889AA    +                3C             QIC cartridge tape
B3889AA    +                3C             DDS cartridge
B3889AA    +                3C             CD-ROM certificate only
B3892AA    +                3C             HP ALLBASE/SQL RDBMS Runtime S
B3893AA    +                3C             OODCE/9000 LTU
B3897A     +                3C             HP9000 Server HP-UX Licenses a
B3898AA    +                3C             C/ANSI C Developer's Bundle Me
B3899AA    +                3C             C/ANSI C Developer's Bundle li
B3900AA    +                3C             C/ANSI C Developer's Bundle Me
B3901AA    +                3C             HP C/ANSI C License to Use S80
B3902AA    +                3C             HP Pascal Media S700
B3903AA    +                3C             HP Pascal license to use Serie
B3904AA    +                3C             HP Pascal Media/Manuals S800
B3905AA    +                3C             HP Pascal License Product S800
B3906AA    +                3C             HP Fortran/9000 media Series 7
B3906BA    +                3C             HP Fortran 90 Media & Manuals
B3907AA    +                3C             HP Fortran/9000 license to use
B3907BB    +                3C             HP Fortran 90 User LTU HP Wkst
B3908AA    +                3C             HP Fortran/9000 media Series 8
B3908BA    +                3C             HP Fortran 90 Media/Manuals HP
B3909AA    +                3C             HP Fortran/9000 license to use
B3909BB    +                3C             HP Fortran 90 User LTU for Ser
B3910AA    +                3C             HP C++ media Series 700
B3911AB    +                3C             HP C++ license to use Series 7
B3912AA    +                3C             HP C++ Media and Manuals for S
B3913AB    +                3C             HP C++ License-to-Use S800
B3914AA    +                3C             CICS/9000 S700 Client Media &
B3919AA    +                3C             HP-UX 10.0 User License HP 900
B3919BA    +                3C             HP-UX version 10.1 User Licens
B3919CA    +                3C             HP-UX version 10.20 User Licen
B3920AA    +                3C             HP-UX 10.0 (B.10.01) Media for
B3920BA    +                3C             HP-UX version 10.1 Server OS M
B3920CA    +                3C             HP-UX version 10.20 Server OS
B3921AA    +                3C             HP-UX 10.01 Server Manuals
B3921AD    +                3C             HP-UX 10.01 German Manuals
B3921AF    +                NA             HP-UX 10.01 French Manuals
B3921AJ    +                3C             HP-UX 10.01 Japanese Manuals
B3921AV    +                3C             HP-UX 10.01 Korean Manuals
B3921BA    +                3C             HP-UX version 10.10 manuals
B3921BD    +                3C             HP-UX version 10.1 manuals - G
B3921BF    +                3C             HP-UX 10.10 Manuals - French
B3921BJ    +                3C             HP-UX version 10.10 Manuals -
B3921CA    +                3C             HP-UX version 10.20 manuals
B3921CD    +                3C             HP-UX version 10.20 manuals -
B3921CF    +                3C             HP-UX 10.20 Manuals - French
B3921CJ    +                3C             HP-UX version 10.20 Manuals -
B3923AA    +                3C             CICS/9000 Bundle Media & Manua
B3925AA    +                3C             Maintenance Toolkit/V Bundled
B3926AA    +                3C             Maintenance Toolkit/iX Bundled
B3928AA    +                3C             HP OnLineJFS Media for HP 9000
B3929AA    +                3C             HP OnLineJFS License for HP 90
B3933AA    +                3C             SharePlex/iX-Netbase Shadowing
B3934AA    +                3C             SharePlex/iX-NetBase Shadowing
B3935AA    +                3C             MC/ServiceGuard license for on
B3936AA    +                3C             MC/ServiceGuard Media and Manu
B3937AA    +                3C             MC/LockManager license for one
B3938AA    +                3C             MC/LockManager Media and Manua
B3939A     +                3C             HP-Phigs 3.0 Dev.Env. license
B3940A     +                3C             HP-Phigs 3.0 Run-time license
B3941A     +                3C             PowerShade license for HP-UX 1
B3945AA    +                3C             HP-UX Runtime Instant Ignition
B3947AA    +                3C             Process Resource Mgr Wkstn Lic
B3948AA    +                3C             Process Resource Mgr Wkstn Med
B3953AA    +                3C             DCE US Quickstart license, med
B3956AA    +                5K             DCE US QuickStart License Medi
B3957AA    +                3C             Support for HP-UX BLS License
B3958AA    +                3C             Support for HP-UX BLS License
B3959AA    +                3C             Support for HP-UX BLS Media (S
B3960AA    +                3C             Support for HP-UX BLS Media (S
B3961AA    +                3C             X11 SERVERrt License for Serie
B3962AA    +                3C             X11 SERVERrt SW and Manual
B3963AA    +                3C             SNMPrt License for one 74Xrt C
B3964AA    +                3C             SNMPrt Media and Documentation
B3965AA    +                3C             RTW v1.2 Series 800 Client med
B3966AA    +                3C             RTW v1.2 Series 800 Server Med
B4018CB    +                3C             COBOL SB w/ Cmplr LTU, Srvrs,
B4024CB    +                3C             COBOL/C SB w/ Cmplr LTU, Srvrs
B4085CB    +                3C             C SoftBench LTU, HP Srvrs, 10.
B4086CB    +                3C             C SoftBench LTU, Solaris versi
B4087CB    +                3C             C++ SoftBench LTU, HP Srvrs, 1
B4088CB    +                3C             C++ SoftBench LTU, Solaris ver
B4095CB    +                3C             SoftBench SDK LTU, HP Srvrs, 1
B4096CB    +                3C             SoftBench SDK LTU, Solaris ver
B4152A     +                3C             UPS Manager III SW for HP Open
B4153A     +                3C             UPS Mgr. II UPS Mgmt. SW for H
B4174A     +                NA             HP Shared 3D Viewer Wkstn Edit
B4240AB    +                3C             HP OV IT/Operations LTU Mgmt S
B4241AB    +                3C             HP OV IT/Operations LTU Enterp
B4242AB    +                3C             HP OV IT/Operations LTU Domain
B4243AB    +                3C             HP OV IT/Operations LTU Deskto
B4246AB    +                3C             HP OV IT/Operations LTU Upgrad
B4248AA    +                3C             HP OpenView IT/Operations Medi
B4248BA    +                NA             HP OpenView IT/Operations DDS/
B4249AA    +                3C             HP OV IT/Operations English Ma
B4249AJ    +                3C             HP OV IT/Operations Manual - J
B4249BA    +                3C             HP OV IT/Operations English Ma
B4249BJ    +                3C             HP OV IT/Operations Manual - J
B4250AA    +                3C             HP OpenView IT/Administration
B4251AA    +                3C             HP OpenView IT/Administration
B4252AA    +                3C             OV IT/Administration LTU Enter
B4253AA    +                3C             HP OV IT/Administration LTU Un
B4254AA    +                3C             HP OV IT/Administration LTU PC
B4255AA    +                3C             HP OV IT/Administration LTU PC
B4256AA    +                3C             HP OpenView IT/Administration
B4256BA    +                3C             HP OV IT/Administration media
B4258AA    +                3C             HP OpenView IT/Administration
B4260AA    +                3C             HP OV ITA for Workgroups licen
B4261AA    +                3C             OV ITA/Workgroups Mgr LTU
B4262AA    +                3C             IT/Administration for Workgrou
B4263AA    +                3C             HP OV ITA/Workgroups Manual Se
B4264AB    +                3C             HP OpenView IT/Operations Dev.
B4266AA    +                3C             IT/Operations Dev. Toolkit Med
B4267AA    +                3C             IT/Operations Dev. Toolkit Man
B4475AB    +                3C             HP ENWARE CDE Software License
B4476AA    +                3C             HP ENWARE CDE 1.0 - CD-ROM Med
B4479BA    +                3C             HP 500 V1.2 S/W Upgrade Kit
B4482AA    +                3C             HP 500 add 15 user license and
B4539CB    +                3C             COBOL/C++ SB w/ Cmplr LTU, Wks
B4541CB    +                3C             COBOL/C++ SB w/ Cmplr LTU, Srv
B4545CB    +                3C             COBOL SB w/ Cmplr LTU, Wkstns,
B4547CB    +                3C             COBOL/C SB w/ Cmplrs LTU, Wkst
B4550BB    +                3C             UIM/X 2.9 S800 License
B4552BB    +                3C             UIM/X 2.9 Motif Builder Licens
B4553AB    +                3C             UIM/X CPT 2.0 S700 License
B4554AA    +                3C             UIM/X CPT 2.0 S700 Media and M
B4554AJ    +                3C             Jpn UIM/X CPT 2.0 S700 Media &
B4555AB    +                3C             UIM/X CPT 2.0 S800 License
B4556AA    +                3C             UIM/X CPT 2.0 S800 Media and M
B4556AJ    +                3C             Jpn UIM/X CPT 2.0 S800 Media &
B4559AB    +                3C             UIM/X CPT 2.0 License Solaris
B4560AA    +                3C             UIM/X CPT 2.0 Media and Manual
B4560AJ    +                3C             Jpn UIM/X CPT Media & Manuals
B4765AA    +                3C             HP MCSE Media for MPS10 System
B4766AA    +                3C             HP MCSE documentation and medi
B4767AA    +                3C             License HP PVM Model MPS10 Sys
B4768AB    +                3C             HP Japanese Wabi 2.0 license-t
B4768CB    +                3C             HP Japanese WABI 2.x license-t
B4769AJ    +                3C             HP Japanese Wabi 2.0 media S70
B4769CJ    +                3C             HP Japanese WABI 2.01 Media fo
B4770AJ    +                3C             Japanese Wabi 2 manuals & docu
B4770CJ    +                3C             Japanese WABI 2.X manuals & do
B4771AA    +                3C             MC/System Environment Package
B4771BA    +                3C             MC/SE Media Package on EPS Nod
B4773AA    +                3C             HP PVM Entitlement Certificate
B4773BA    +                3C             HP PVM Entitlement License Cer
B4774AA    +                3C             HP PVM Entitlement License Cer
B4785A     +                3C             OpenMail Manuals
B4786A     +                3C             OpenMail Media for HP9000 HP-U
B4787A     +                3C             OpenMail Media for IBM RS/6000
B4789A     +                3C             OpenMail Media for Sun Solaris
B4790A     +                3C             OpenMail Media for Windows/NT
B4795A     +                3C             HP OpenTime Manuals
B4796A     +                3C             HP OpenTime Media for HP-UX
B4796A     +                3C             HP-UX version 10.10
B4797A     +                3C             HP OpenTime Media for IBM AIX
B4799A     +                3C             HP OpenTime Media for SUN Sola
B4805AA    +                3C             ORB Plus for HP 9000 Runtime L
B4806AA    +                3C             ORB Plus for HP 9000 Dev Toolk
B4807AA    +                3C             ORB Plus for Solaris 2.4 Runti
B4808AA    +                3C             ORB Plus for NT 3.51 Dev Toolk
B4810AA    +                3C             Praesidium Client License
B4814AA    +                3C             ORB Plus for Solaris Dev Toolk
B4815AA    +                3C             ORB Plus for Solaris Dev toolk
B4816AA    +                3C             ORB Plus for Solaris 2.4 Runti
B4817AA    +                3C             ORB Plus for NT 3.51 Dev toolk
B4818AA    +                3C             ORB Plus for NT 3.51 Runtime m
B4904BA    +                3C             UIM/X 2.9 S700 10.x Media & Ma
B4904BJ    +                3C             Jpn UIM/X 2.9 S700 10.x Media
B4905BA    +                3C             UIM/X 2.9 S800 10.x Media & Ma
B4905BJ    +                3C             Jpn UIM/X 2.9 S800 10.x Media
B4957AA    +                3C             Series 700 9.x Application CD-
B4960AA    +                NA             MeasureWare Dsktp Agt HP9000 W
B4961AA    +                NA             MeasureWare Dsktp Agt HP9000 W
B4961AJ    +                NA             MeasureWare DT Wkstn Media/Man
B4964AA    +                NA             MeasureWare Server Agt HP9000
B4965AA    +                NA             MeasureWare Server Agt HP9000
B4965AJ    +                NA             MeasureWare Svr Wksn Media/Man
B4966AA    +                NA             MeasureWare Server Agt HP9000
B4967AA    +                NA             MeasureWare Server Agt HP9000
B4967AJ    +                NA             MeasureWare Svr Svr Media/Manl
B4968AA    +                NA             MeasureWare Desktop Agent Sun
B4969AA    +                NA             MeasureWare Desktop Agent/Sun
B4970AA    +                NA             MeasureWare Server Agent Sun S
B4971AA    +                NA             MeasureWare Server Agent/Sun M
B4972AA    +                NA             MeasureWare Desktop Agnt-IBM R


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT OACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT        COLUMN    WARRANT DESCRIPTION
NUMBER                   CODE
B4973AA      +           NA      MeasureWare Desktop Agent/IBM
B4974AA      +           NA      MeasureWare Server Agent-IBM R
B4975AA      +           NA      MeasureWare Server Agent/IBM M
B4976AA      +           NA      MeasureWare Desktop Agent for
B4977AA      +           NA      MeasureWare Dsktp Agent-NCR Me
B4978AA      +           NA      MeasureWare Server Agent for N
B4979AA      +           NA      MeasureWare Server Agent - NCR
B4982AA      +           NA      MeasureWare Database Module/Sy
B4983AA      +           NA      MeasureWare DB Mod. Sybase Med
B4984AA      +           NA      MeasureWare Database Module/Or
B4985AA      +           NA      MW DB Module for Oracle Media
B4986AA      +           NA      MeasureWare Databse Module for
B4987AA      +           NA      MW DB Module/Informix Media &
B4990AA      +           NA      HP OV MeasureWare Dsktp Win 3.
B4991AA      +           NA      HP OV MeasureWare Dsktp Win 3.
B4994AA      +           NA      MeasureWare NOS Module HP-UX W
B4995AA      +           NA      MeasureWare NOS Module Wkstn M
B4996AA      +           NA      MeasureWare NOS Module HP-UX S
B4997AA      +           NA      MeasureWare NOS Module Server
B4998AA      +           NA      MeasureWare NOS Conn Module IB
B4999AA      +           NA      MeasureWare NOS Module IBM Med
B5000AA      +           NA      MeasureWare NOS Conn Module SU
B5001AA      +           NA      MeasureWare NOS Module SUN Med
B5006AA      +           NA      PerfView Analyzer LTU, HP Work
B5007AA      +           NA      PerfView Analyzer Media/Manual
B5008AA      +           NA      PerfView Monitor add-on, HP Wo
B5009AA      +           NA      PerfView Monitor Media, Workst
B5010AA      +           NA      PerfView Planner add-on, HP Wo
B5011AA      +           NA      PerfView Planner Media, Workst
B5012AA      +           NA      PerfView Analyzer LTU, HP Serv
B5013AA      +           NA      PerfView Analyzer Media/Manual
B5014AA      +           NA      PerfView Monitor add-on, HP Se
B5015AA      +           NA      PerfView Monitor Media, Server
B5016AA      +           NA      PerfView Planner add-on, HP Se
B5017AA      +           NA      PerfView Planner Media, Server
B5020AA      +           NA      GlancePlus Software License fo
B5021AA      +           NA      GlancePlus - NCR Media/Manual
B5022AA      +           NA      GlancePlus Pak Software Licens
B5023AA      +           NA      GlancePlus Pak - NCR Media/Man
B5050BB      +           3C      SoftBench CM License, HP Srvrs
B5051BB      +           3C      SoftBench CM License, HP Wkstn
B5052BB      +           3C      SoftBench CM License, Solaris
B5053BB      +           3C      SoftBench CM PC Client License
B5057AJ      +           3C      SoftBench CM Media & Manuals S
B5065CB      +           3C      C++ SoftBench Suite LTU, HP Wk
B5066CB      +           3C      C++ SoftBench Suite LTU, HP Sr
B5067CB      +           3C      C++ SoftBench Suite LTU, Solar
B5068CB      +           3C      C++ SB CodeAdvisor License, HP
B5069CB      +           3C      C++ SB CodeAdvisor License, HP
B5070CB      +           3C      C++ CodeAdvisor License, Solar
B5071CA      +           3C      SoftBench CD-ROM Media Product
B5071CJ      +           3C      SoftBench CD-ROM Media Product
B5072CA      +           3C      SoftBench Manual Product, Engl
B5072CJ      +           3C      SoftBench Manual Product, Japa
B5072DA      +           3C      SoftBench Manual Product 10.10
B5072DJ      +           3C      SoftBench Manual Product 10.10
B5072EA      +           3C      SoftBench Manual Product, 10.2
B5072EJ      +           3C      SoftBench Manual Product, 10.2
B5073CA      +           3C      SoftBench SDK CD-ROM Media, En
B5074CB      +           3C      C SoftBench Suite LTU, HP Wkst
B5075CB      +           3C      C SB Suite LTU, HP Srvrs, 10.X
B5076CB      +           3C      C SoftBench Suite LTU, Solaris
B5077CB      +           3C      COBOL/C++ SB Suite License, Sr
B5078CB      +           3C      COBOL/C++ SB Suite License, Wk
B5079CB      +           3C      COBOL/C SB w/Cmplrs Suite Lice
B5080CB      +           3C      COBOL/C SB w/ Cmplrs Suite, LT
B5081CB      +           3C      C++ SB Suite Upgrade LTU, HP-U
B5082CB      +           3C      C++ SB Suite Upgrade LTU, Sola
B5083CB      +           3C      C SB Suite Upgrade LTU, HP-UX
B5084CB      +           3C      C SB Suite Upgrade LTU, Solari
B5085CB      +           3C      C++ SB Upgrade LTU, HP-UX Srvr
B5086CB      +           3C      C++ SB Suite Upgrade LTU, HP-U
B5087CB      +           3C      C SB Upgrade LTU, HP-UX Srvr
B5088CB      +           3C      C SB Suite Upgrade LTU, HP-UX
B5110AA      +           3C      Support for HP-UX CMW License
B5110BA      +           3C      HP-UX 10.16 Wkst Trusted OS Li
B5111AA      +           3C      Support for HP-UX CMW License
B5112AA      +           3C      Support for HP-UX CMW Media (S
B5112BA      +           3C      HP-UX 10.16 Wkst Trusted OS Me
B5113AA      +           3C      Support for HP-UX CMW Media (S
B5114AA      +           3C      Series 800 9.x Application CD-
B5117AA      +           3C      HP OnLineJFS Media HP 9000 Wor
B5118AA      +           3C      HP OnLineJFS HP 9000 Workstati
B5121AA      +           3C      MC/ServiceGuard Database Toolk
B5125AA      +           3C      MC/ServiceGuard NFS Toolkit Me
B5128AA      +           3C      HP-UX LTU 10.0 on CD-ROM
B5139AA      +           3C      MC/ServiceGuard Database Toolk
B5140AA      +           3C      MC/ServiceGuard NFS Toolkit Li
B5143AA      +           3C      S700 Application CD-ROM Media
B5149AA      +           3C      HP-UX 10.01 Server Appl CD-ROM
B5151AA      +           3C      TurboSTORE/iX II
B5152AA      +           3C      TurboSTORE/iX 7x24 True-Online
B5153AA      +           NA      MPE/iX FOS License for hardwar
B5154AA      +           3C      MPE/iX & IMAGE/SQL License for
B5156AA      +           3C      MPE/iX FOS, IMAGE & ALLBASE/SQ
B5157AA      +           3C      DataMart Manager License
B5157AJ      +           3C      Japanese Intelligent Warehouse
B5158AA      +           3C      MC/LockManager for HP-UX 10.x
B5161AA      +           3C      MC/LockManager license for HP-
B5162AA      +           3C      DCE/9000 Executive Client Medi
B5163AA      +           3C      DCE/9000 Executive (Client) Me
B5164AA      +           3C      CCM Release 3.0 DAT Media
B5165AA      +           3C      CCM Release 3.0 Manual Set
B5166AA      +           3C      CCM Release 3.0 License
B5168AA      +           3C      Application CD ROM media kit
B5174AA      +           3C      ClusterView license
B5175BA      +           3C      ClusterView wkstn media, HP-UX
B5176BA      +           3C      ClusterView server media, HP-U
B5181AA      +           3C      HP-UX 10.10 Svr Application CD
B5183AA      +           3C      NFS/iX Server & Client LTU for
B5184AA      +           3C      Open Market Web Server for the
B5190AA      +           3C      ORB Plus for HP 9000 Runtime m
B5191AA      +           3C      ORB Plus for HP 9000 Dev toolk
B5192AA      +           3C      ORB Plus for NT 3.51 Runtime L
B5193AA      +           3C      Praesidium Authorization Engin
B5196AA      +           3C      Praesidium Documentation (manu
B5198AA      +           3C      Praesidium Application Server
B5350BB      +           3C      MPower client 2.03 license to
B5351BB      +           3C      MPower Server 2.03 license to
B5352BA      +           3C      HP MPower client 2.03 Media/Do
B5352BD      +           3C      MPower 2.03 Client S700 Media/
B5352BF      +           3C      MPower client 2.03 Media/Doc S
B5353BA      +           3C      HP MPower Server 2.03 Media/Do
B5353BD      +           3C      MPower 2.03 Server S700 Media/
B5353BF      +           3C      MPower 2.03 server S700 Media/
B5353BJ      +           3C      MPower Server 2.03 S700 Media/
B5354BD      +           3C      MPower 2.03 Client S800 Media/
B5355BD      +           3C      MPower 2.03 Server Media/Doc S
B5356AA      +           3C      HP MPower Web LTU S700 English
B5357AA      +           3C      HP MPower Web Media Product S/
B5358AA      +           3C      HP MPower Web LTU S/800 - Engl
B5359AA      +           3C      HP MPower Web Media Product S/
B5397AA      +           3C      DE/service monitor License for
B5398AA      +           3C      DE/service monitor Media for 7
B5402AA      +           3C      MirrorDisk/UX media for workst
B5403AA      +           3C      MirrorDisk/UX license (HP-UX 1
B5408AA      +           3C      VirtualVault Server & Wkstn Li
B5409AA      +           3C      VirtualVault US/Canada Worksta
B5410AA      +           3C      VirtualVault International Wks
B5411AA      +           3C      VirtualVault US/Canada Server
B5412AA      +           3C      VirtualVault International Ser
B5413AA      +           3C      VirtualVault Transaction Serve
B5414AA      +           3C      ALLBASE/SQL Run-Time license f
B5415AA      +           3C      ALLBASE/SQL RT media/manuals f
B5416AA      +           3C      ALLBASE/SQL Develop license fo
B5417AA      +           3C      ALLBASE/SQL Dev media/manuals
B5418AA      +           3C      ALLBASE/SQL Run-Time license f
B5419AA      +           3C      ALLBASE/SQL RT media/manuals f
B5420AA      +           3C      ALLBASE/SQL Develop license fo
B5421AA      +           3C      ALLBASE/SQL Dev media/manual f
B5422AA      +           3C      ALLBASE/Replicate license for
B5423AA      +           3C      ALLBASE Replicate media/manual
B5424AA      +           3C      ALLBASE/Replicate license for
B5425AA      +           3C      ALLBASE/Replicate media/manual
B5429AA      +           3C      HP-UX 9.0x to 10.01 Media Upgr
B5430AA      +           3C      IT Collaboration Program - Mgm
B5431AA      +           3C      WRQ Reflection X System Licens
B5432AA      +           3C      Install & config media for WRQ
B5433AA      +           3C      IT Collaboration Program manua
B5434AA      +           3C      Depot/J Evaluation Product for
B5435AA      +           3C      Depot/J Evaluation Product for
B5437AA      +           3C      Depot/J 20 user license for Ap
B5440AA      +           3C      Depot/J Runtime Site License
B5441AA      +           3C      Depot/J 100 User Runtime Licen
B5442AA      +           3C      Depot/J Core Developer License
B5443AA      +           3C      Depot/J Media and Manuals for
B5444AA      +           3C      Depot/J Core Developer License
B5445AA      +           3C      Depot/J Media and Manuals for
B5446AA      +           3C      MPE/iX software license return
B5448AA      +           3C      HP-UX 10.20 Svr Application CD
B5449AA      +           3C      HP Micro Focus COBOL Manuals
B5455AA      +           3C      HP-UX Developer's Kit for Java
B5456AA      +           3C      HP-UX Developer's Kit for Java
B5457AA      +           3C      HP-UX Virtual Machine for Java
B5458AA      +           3C      HP-UX Virtual Machine for Java
B5462AA      +           3C      HP DDE Japanese Users Manual W
B5486AA      +           3C      HP-RT Developers Kit License
B5487AA      +           3C      HP-RT Developer's Kit Software
B5488AA      +           3C      VME Backplane Networking Licen
B5489AA      +           3C      VME Backplane Networking Softw
B5491AA      +           3C      STREAMSrt Software/Manual
B5492AA      +           3C      X11 SERVERrt License
B5493AA      +           3C      X11 SERVERrt Software/Manual
B5494AA      +           3C      SNMPrt License
B5495AA      +           3C      SNMPrt Software/Manual
B5496AA      +           3C      MCSE media for S700 Management
C1001AR      +           4A      Remarketed HP 700/92 Terminal
C1001GR      +           4A      Rmkt HP 700/92 Terminal, green
C1001WR      +           4A      Remarketed HP 700/92 Terminal
C1064A       +           4A      HP 700/96 Terminal, 14" amber
C1064AX      +           4A      HP 700/96 Console included wit
C1064AZ      +           4A      C1064A 700/96 Console included
C1064G       +           4A      HP 700/96 Terminal, 14" green
C1064GX      +           4A      System Console - Green Screen
C1064GZ      +           4A      C1064G 700/96 Console included
C1064GZR     +           4A      Rmkt 700/96 console included w
C1064W       +           4A      HP 700/96 terminal, 14" white
C1064WX      +           4A      System Console - White Screen
C1064WXR     +           5H      Rmkt System console, white scr
C1064WZ      +           4A      C1064W 700/96 Console included
C1064WZR     +           5H      Rmkt 700/96 console included w
C1065A       +           4A      HP 700/98 Terminal, 14" amber
C1065G       +           4A      HP 700/98 Terminal, 14" green
C1065W       +           4A      HP 700/98 Terminal, 14" white
C1080A       +           4A      HP 700/60 Terminal, 14" amber
C1080G       +           4A      HP 700/60 Terminal, 14" green
C1080GX      +           4A      700/60 Console with green scre
C1080W       +           4A      HP 700/60 Terminal, 14" white
C1081C       +           4A      PC-AT Keyboard Kit for HP700/6
C1082C       +           4A      ANSI Kybrd Kit - HP700/60 & /7
C1083W       +           4A      HP 700/60ES Terminal, 14" whit
C1084W       +           4A      HP 700/96ES Terminal, 14" whit
C1085W       +           4A      HP 700/98ES Terminal, 14" whit
C1093A       +           4A      HP 700/70 Windowing Terminal,
C1093G       +           4A      HP 700/70 Windowing Terminal,
C1093W       +           4A      HP 700/70 Windowing Terminal,

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

C1093W     +                4A             HP 700/70 Windowing Terminal,
C1094W     +                4A             700/70ES Ergonomic Terminal, 1
C1095A     +                4A             HP 700/60 to 700/70 upgrade ki
C1096A     +                4A             HP 700/70 Media kit for HP 900
C1097A     +                4A             700/70 Media kit for IBM, Sun,
C1098A     +                4A             HP 700/70 Media Kit for DEC Ul
C1100G     +                5K             HP SureStore Optical 40fx Juke
C1104G     +                5H             HP SureStore Optical 330fx Juk
C1105G     +                5H             HP SureStore Optical 330fx Juk
C1107G     +                5H             HP SureStore Optical 600fx Juk
C1108G     +                5H             HP SureStore Optical 600fx Juk
C1110G     +                5H             HP SureStore Optical 600fx Juk
C1112G     +                5H             HP SureStore Optical 600fx Juk
C1114G     +                4H             HP SureStore Optical 2600fx Su
C1115G     +                5K             HP SureStore Optical 40fx Juke
C1150G     +                5K             HP SureStore Optical 80fx Juke
C1154B     +                5H             HP Drive Upgrade Kit for Model
C1154G     +                5H             HP drive upgrade kit for Model
C1155B     +                5H             HP Capacity Upgrade Kit for 40
C1155G     +                5H             HP Capacity upgrade kit for Mo
C1156G     +                5H             HP Drive upgrade kit for Model
C1158B     +                5K             HP Drive Upgrade Kit for Model
C1158G     +                5H             HP Drive upgrd kit for Model 3
C1159B     +                5K             HP Capacity Upgrade Kit for Mo
C1159G     +                5H             HP Capacity upgrade kit for Mo
C1160G     +                5K             HP SureStore Optical 160fx Juk
C1170G     +                5K             HP SureStore Optical 200fx Juk
C1200A     +                2A             300 lpm Asian Line Printer
C1202A     +                4B             Asian Highspeed Serial Printer
C1204A     +                4B             Cut Sheet Feeder for C1202A.
C1205A     +                2A             600 lpm Asian Line Printer.
C1206A     +                5P             Ink Ribbon Cartridge for C1205
C1216B     +                3C             Asian Laser Printer process ca
C1217B     +                3C             Asian Laser Printer toner pack
C1218A     +                3C             Fuser Unit for C1208A option 0
C1222A     +                5A             500 sheet Lower Cassette
C1224A     +                4B             Emulation Cartridge
C1225A     +                3C             Cleaner for C1208A.
C1226A     +                3C             Fuser Unit for C1208A Option 0
C1227A     +                4B             Barcode/OCR Font cartridge for
C1228A     +                4B             Japanese Outline Font cartridg
C1511AR    +                2C             Rmkt HP S6400 Model 1300H HP-I
C1512AR    +                5K             Rmkt SCSI DDS format tape driv
C1520BR    +                5K             Rmkt 2 GB DAT backup
C1521BR    +                5K             Rmkt 4GB DAT backup w/data com
C1530BR    +                5K             Rmkt HP DAT DDS 2 sys backup s
C1571A     +                XX             Magazine for use with the HP A
C1700AR    +                5H             Rmkt 20.8 GB rewritable optica
C1701AR    +                5K             Rmkt Rewritable optical disk 6
C1720C     +                5H             HP Model 60C/120T Optical Libr
C1788BA    +                5K             HP MPower ScanJet
C2200AR    +                5H             Rmkt 335H HP-IB disk drive
C2201AR    +                5H             Rmkt Model 670FL formatted fix
C2202AR    +                5H             Rmkt 670 MB disk storage syste
C2203AR    +                5H             Rmkt 670MB disk storage system
C2204AR    +                5H             Rmkt Model 1.34 FL formatted f
C2212AR    +                5K             Rmkt 332MB SCSI disk mass stor
C2212DR    +                4A             Rmkt 332MB SCSI fixed disk mas
C2213AR    +                5K             Rmkt 664MB SCSI disk mass stor
C2214BR    +                5K             Rmkt Model 1350S SCSI mass sto
C2216TR    +                5K             Rmkt Model 670SE SCSI mass sto
C2217TR    +                5K             Rmkt Mdl 1350SE SCSI mass stor
C2251AR    +                5H             Rmkt 1.36 GB replacement drive
C2252BR    +                5H             Rmkt 2.72 GB HP-FL disk array
C2252HAR   +                5H             Rmkt 2.72GB high availability
C2254BR    +                5H             Rmkt 5.4 GB HP-FL disk array
C2254HAR   +                5H             Rmkt 5.44 GB high availability
C2257A     +                5H             2 GB Replacement Drive Module
C2257AR    +                5H             Rmkt 2GB replacement drive mod
C2258B     +                5H             2x2 GB HP-FL Disk Array
C2258BR    +                5H             Rmkt 2x2 GB HP-FL disk array
C2258BZ    +                5H             Integrated 2x2 GB HP-FL Disk A
C2258HA    +                5H             3x2 GB HP-FL Disk Array
C2258HAR   +                5H             Rmkt 3x2 GB HP-FL disk array
C2258HZ    +                5H             Integrated 3x2 GB HP-FL disk A
C2259B     +                5H             4x2 GB HP-FL Disk Array
C2259BR    +                5H             Rmkt 4x2 GB HP-FL Disk Array
C2259BZ    +                5H             Integrated 4x2 GB HP-FL Disk A
C2259HA    +                5H             5x2 GB HP-FL Disk Array
C2259HAR   +                5H             Rmkt 5x2 GB HP-FL Disk Array
C2259HZ    +                5H             Integrated 5x2 GB HP-FL Disk A
C2281AR    +                2E             Rmkt integrated 335MB mechanis
C2282AR    +                2E             Rmkt 670MB fixed disk mechanis
C2291AR    +                5G             Rmkt 664MB SCSI disk upgrade k
C2292TR    +                4A             Rmkt 1.3 GB DAT upgrade kit
C2294AR    +                5K             Rmkt 650MB rewritable optical
C2294TR    +                5K             Rmkt 650MB rewritable optical
C2297AR    +                4A             Rmkt 2GB DAT/DDS upgrade kit
C2297TR    +                5K             Rmkt 2GB DAT/DDS upgrade kit
C2297UR    +                5K             Rmkt 2GB DDS-DC DAT expansion
C2298AR    +                4A             Rmkt upgrade kit; up to 8 GB D
C2298TR    +                5K             Rmkt upgd Kit; up to 8 GB DC-D
C2298UR    +                5K             Rmkt DDS DC DAT expansion kit
C2321A     +                5K             HP X Station 2-MB Memory Modul
C2321AR    +                5K             Rmkt HP X station 2MB memory m
C2322A     +                5K             HP X Station 4 MB Memory Modul
C2322AR    +                5K             Rmkt HP X Station 4MB memory m
C2323A     +                5K             HP X Station 8 MB Memory Modul
C2323AR    +                5K             Rmkt HP X station 8MB memory m
C2354AR    +                2B             Rmkt 840 LPM line impact print
C2356AR    +                2B             Rmkt 1100 LPM line impact prin
C2425JKR   +                5K             Rmkt Mdl 420SA up to 2.11GB SC
C2427JKR   +                5K             Rmkt 5x1.3MB SCSI-2 disk array
C2430SC    +                5H             FWD SCSI Disk Array Upgrade Ki
C2431A     +                5H             2 GB 3.5 inch replacement disk
C2431AR    +                5H             Rmkt 2GB 3.5" replacement disk
C2435A     +                5H             1 GB 3.5 inch replacement disk
C2435AR    +                5H             Rmkt 1GB 3.5" replacement disk
C2436HAR   +                5H             Rmkt 2 GB disk array
C2437HAR   +                5H             Rmkt 4GB disk array for HP9000
C2438AR    +                5H             Rmkt 2GB 5.25" replacement dis
C2439HAR   +                5H             Rmkt 4GB disk array for HP9000
C2439JA    +                5H             3x2 GB 3.5" FWD SCSI-2 disk ar
C2439JAR   +                5H             Rmkt 3x2 GB 3.5" FWD SCSI-2 di
C2439JZ    +                5H             4 GB FWD SCSI Disk Array
C2440HAR   +                5H             Rmkt 8GB disk array for HP9000
C2440JA    +                5H             8 GB FWD SCSI-2 Disk Array
C2440JAR   +                5H             Rmkt 8GB FWD SCSI 2 disk array
C2440JZ    +                5H             8 GB FWD SCSI Disk Array
C2461FR    +                5K             Rmkt Mdl 670F formatted SCSI-2
C2461RR    +                5H             Rmkt Model 670R SCSI-2 disk dr
C2462FR    +                5K             Rmkt Model 1350F formatted SCS
C2462RR    +                5H             Rmkt Model 1350R formatted SCS
C2463FR    +                2D             Rmkt Mdl 1300D F DAT with DDS
C2463RR    +                2E             Rmkt Model 1300D R DAT with DD
C2472JR    +                5K             Rmkt 422MB SCSI-2 array upgrad
C2472SR    +                NA             Rmkt 422MB SE SCSI expansion k
C2472SZR   +                5K             Rmkt 422MB disk installed in S
C2473FR    +                5H             Rmkt 677MB SE SCSI expansion k
C2473RR    +                5H             Rmkt 677MB SE SCSI expansion k
C2473SR    +                5H             Rmkt 677MB single ended SCSI e
C2473SZR   +                2B             Rmkt 677MB disk installed in S
C2473TR    +                5K             Rmkt 677MB single ended SCSI d
C2474FR    +                5H             Rmkt 1.35GB single ended SCSI
C2474JR    +                5K             Rmkt 1.355 GB SCSI-2 array upg
C2474RR    +                5H             Rmkt 1.35GB single ended SCSI
C2474SR    +                5H             Rmkt 1.35GB single ended expan
C2474SZR   +                5K             Rmkt 1.3GB full height disk in
C2474TR    +                5K             Rmkt 1355MB single ended SCSI
C2475RR    +                2E             Rmkt 1300MB SCSI DAT expansion
C2476FR    +                5H             Rmkt 600MB half height CD-ROM
C2476RR    +                5H             Rmkt 600MB half height CD ROM
C2476SZ    +                5J             CD-ROM Drive - half height


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                      Exhibit A3001


PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

C2476SZR   +                5J             Rmkt CD-ROM drive, half height
C2477FR    +                5H             Rmkt 2GB DAT expansion kit min
C2477RR    +                5H             Rmkt 2GB DAT expansion kit
C2477SZR   +                5K             Rmkt 2GB DDS DAT drive
C2477UR    +                5K             Rmkt 2GB DDS format DAT expans
C2478SZR   +                5J             Rmkt 2GB DDS DAT drive + data
C2478UR    +                5K             Rmkt up to 8GB DDS-DC DAT expa
C2481AR    +                5K             Rmkt Model 670SX differential
C2482AR    +                5K             Rmkt Mdl 1350SX differential S
C2492AR    +                5K             Rmkt 1355MB differential SCSI
C2559A     +                NA             Packaging for air or export sh
C2588A     +                9P             HP 600MB R/W Optical Disks (51
C2588F     +                9P             HP 2.3-GB Rewritable Optical D
C2588T     +                9P             HP 1.2GB R/W Optical Disks (51
C2589A     +                9P             HP 650MB R/W Optical Disks (10
C2589F     +                9P             HP 2.6-GB Rewritable Optical D
C2589T     +                9P             HP 1.3GB R/W Optical Disks (10
C2590A     +                9P             HP 600MB WORM Optical Disks (5
C2590F     +                9P             HP 2.3-GB WORM Optical Disks
C2590T     +                9P             HP 1.2GB WORM Optical Disks (5
C2591A     +                9P             HP 650MB WORM Optical Disks (1
C2591F     +                9P             HP 2.6-GB WORM Optical Disks
C2591T     +                9P             HP 1.3GB WORM Optical Disk (10
C2701BR    +                5K             Rmkt HP 700/RX Mi mono base un
C2704AR    +                5K             Rmkt HP 700/RX Ci color base u
C2709AR    +                5K             Rmkt HP 700/RX Ca color/graysc
C2711AR    +                5K             Rmkt HP 700/RX Model 19" Ca X
C2730AR    +                5K             Rmkt ENVIZEX i Series base uni
C2731AR    +                5K             Rmkt ENVIZEX a Series base uni
C2732AR    +                5K             Rmkt ENVIZEX bundle, 12MB RAM,
C2735C     +                5K             HP 500 15 User HW/SW Bundle (P
C2736C     +                5K             HP 500 30 User HW/SW Bundle (2
C2737A     +                5K             HP ENVIZEX PC-101/102 Keyboard
C2737AR    +                5K             Rmkt HP ENVIZEX PC 101/102 key
C2738A     +                5K             HP ENVIZEX HP-UX Keyboard Kit
C2738AR    +                5K             Rmkt HP ENVIZEX HP-UX keyboard
C2739A     +                5K             HP ENVIZEX SUN Type 4 Keyboard
C2740A     +                5K             HP ENVIZEX Sun Type 5 Keyboard
C2746AR    +                5K             Rmkt 19 inch 1280x1024 color m
C2747A     +                5K             HP 16MB Memory Module
C2747AR    +                5K             Rmkt HP X Station 16MB memory
C2748A     +                5K             HP 32MB Memory Module
C2748AR    +                5K             Rmkt HP X Station 32MB memory
C2753B     +                2A             Model F100 Turbo printer - 208
C2754B     +                2A             Model F100 Turbo printer; 230/
C2755B     +                2A             Model F135XP printer; 208 V, 6
C2756B     +                2A             Model F135XP printer - 230/400
C2758A     +                2A             16 MB graphics memory expansio
C2760A     +                2A             Center feed external paper inp
C2761A     +                2A             Splicing unit w/ paper end rec
C2763A     +                2A             Voltage Selectable Transformer
C2770A     +                2A             Paper output decurler
C2772A     +                2A             Model F100XP printer; 208 V, 6
C2773A     +                2A             Model F100XP printer - 230/400
C2775A     +                2A             Floor feed external paper inpu
C2776A     +                2A             Model F135 printer - 208 V, 60
C2777A     +                2A             Model F135 printer - 230/400 V
C2781A     +                2A             CCITT Decompress Module/HP 500
C2785A     +                5K             1100mm Base rack cabinet for H
C2786A     +                5K             1600mm Base rack cabinet for H
C2787A     +                5K             HP 2000mm 19" std EIA rack for
C2788A     +                5E             Support Rail kit for computer
C2790A     +                5E             HP Ballast Weight kit
C2791A     +                5E             Rack mount filler panels (quan
C2792A     +                5E             Rack Mount Kit for A.D.P.
C2797A     +                5E             Rack mount kit for HP3000/9000
C2798A     +                5E             Rack mount kit for HP3000/9000
C2798AZ    +                5J             Rack Mount kit installed in SP
C2799A     +                5E             Rackmount kit for HP2345A DTC
C2803A     +                5K             Rackmount Kit for E Class Serv
C2804A     +                5K             Rackmount kit for HP 3000/9000
C2805A     +                5E             Rackmount kit for HP9000-D cla
C2900A     +                8B             SCSI extender cable, 3 m, LDBL
C2901A     +                8B             SCSI extender cable, 5 m, LDBL
C2902A     +                8B             SCSI extender cable, 10 m, LDB
C2903A     +                8B             SCSI extender cable, 20 m, LDB
C2904A     +                5E             SCSI terminator, HDTS50
C2905A     +                5E             SCSI terminator, HDTS68
C2906A     +                5E             SCSI cable, 2 m, HDTS50 to HDT
C2907A     +                5E             SCSI cable, 5 m, HDTS50 to HDT
C2908A     +                5E             SCSI cable, 1 m, HDTS50, M/M
C2911A     +                5E             SCSI cable, 0.9 m, HDTS68, M/M
C2915A     +                5E             SCSI cable, 1 m, LDBL50 to HDT
C2916A     +                5E             SCSI cable, 20 m, HDTS50 to HD
C2924A     +                5P             SCSI cable, 2.5 m, HDTS68, M/M
C2925A     +                5P             SCSI cable, 10 m, HDTS68, M/M
C2926A     +                5P             SCSI cable, 20 m, HDTS68, M/M
C2927A     +                5P             SCSI cable, 3 m, LDBL50, M/M
C2928A     +                5P             SCSI cable, 5 m, LDBL50, M/M
C2943AR    +                5K             Rmkt Standalone CD ROM
C2943AX    +                NA             External Stand alone CD-ROM
C2944D     +                5G             Stand alone external CD-ROM 4
C2954AR    +                5K             Rmkt 2GB (4GB compressed) SCSI
C2954D     +                5K             2 GB (4 GB compressed) SCSI DA
C2955A     +                5P             SCSI cable, 0.5 m, HDTS50, M/M
C2956A     +                5P             SCSI cable, 1.5 m, HDTS50, M/M
C2957A     +                5P             SCSI cable, 2 m, HDTS50, M/M
C2958A     +                5P             SCSI cable, 5 m, HDTS50, M/M
C2959A     +                5P             HP SCSI-2 to SCSI-3 Cable, .5m
C2961A     +                5P             HP SCSI-2 to SCSI-3 Cable, 1m
C2962A     +                5P             HP SCSI-2 to SCSI-3 Cable, 1.5
C2963AR    +                5K             Rmkt 1GB SCSI disk drive
C2964AR    +                5K             Rmkt 2GB SCSI disk drive
C2964D     +                5K             2 GB SCSI Disk Drive
C2966AR    +                5G             Rmkt Stand alone 4GB fast wide
C2966D     +                5G             Stand alone 4GB fast wide disk
C2967AR    +                5G             Rmkt Stand alone 4GB single en
C2967D     +                5G             Stand alone 4GB single ended d
C2977A     +                5E             HP External mass storage rack
C2980A     +                5E             HP Terminated SCSI Cable, .5 m
C2983AR    +                5G             Rmkt Stand alone DDS-2 4GB nat
C2983D     +                5G             Stand alone DDS-2 4GB native D
C3020RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3020TR    +                5K             Rmkt Series 6000 SCSI mass sto
C3021RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3021TR    +                5K             Rmkt 2GB SCSI single ended min
C3022RR    +                5K             Rmkt S/6000 1GB SCSI-2 mass st
C3022TR    +                5K             Rmkt S/6000 1GB SCSI-2 storage
C3023RR    +                5K             Rmkt Series 6000 SCSI mass sto
C3023TR    +                5K             Rmkt Series 6000 SCSI mass sto
C3024RR    +                5K             Rmkt 2x2GB SCSI single ended s
C3024TR    +                5K             Rmkt 2x2GB SCSI single ended m
C3027UR    +                5K             Rmkt 1GB SCSI-2 single ended e
C3028UR    +                5K             Rmkt 2GB SCSI-2 single ended e
C3032RR    +                5K             Rmkt S6000 1GB fast wide SCSI-
C3032TR    +                5K             Rmkt S/6000 1GB fast wide SCSI
C3033TR    +                5K             Rmkt S/6000 2GB fast wide SCSI
C3034TR    +                5K             Rmkt S/6000 fast wide 4GB SCSI
C3035RR    +                5K             Rmkt S/6000 4GB fast wide SCSI
C3035TR    +                5K             Rmkt S/6000 fast wide SCSI-2 4
C3036TR    +                5K             Rmkt S/6000 fast wide 7GB SCSI
C3037UR    +                5K             Rmkt 1GB SCSI-2 fast wide Expa
C3038UR    +                5K             Rmkt 2GB SCSI-2 fast wide expa
C3040R     +                5K             Series 6000 2 GB SCSI Mass Sto
C3040RR    +                5K             Rmkt Series 6000 2GB SCSI mass
C3040TR    +                5K             Rmkt S/6000 2GB SCSI mass stor
C3041R     +                5K             Series 6000 4GB SCSI Mass Stor
C3041RR    +                5K             Rmkt Series 6000 4GB SCSI mass
C3041RZ    +                5J             4 GB SE SCSI disk in rackmount
C3041T     +                5K             Series 6000 4 GB SCSI Mass Sto
C3042RZ    +                5G             3x2 GB half height SE SCSI-2 d
C3044UR    +                5K             Rmkt 2GB SE SCSI disk expansio
C3201A     +                2D             LP 475 Line Impact Printer, 47
C3202A     +                2D             LPQ 475 Line Impact Printer, 4
C3203A     +                2D             LP 800 Line Impact Printer, 80
C3204A     +                2D             LPQ 800 Line Impact Printer, 8
C3205A     +                2D             LPQ 1200 Line Impact Printer,
C3211A     +                2D             LP 475/LP 800, LPQ 475/LPQ 800
C3214A     +                2D             LPQ 475 to LPQ 1200 Upgrade

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
C3216A     +             2D                QMS Graphics(V-II)for LP Seria
C3217A     +             2D                PGL Graphics for LP Series Pri
C3219A     +             2E                LPQ 800 to LPQ 1200 Upgrade
C3220A     +             5K                HP X Terminal Audio Kit (CD Qu
C3220AR    +             5K                Rmkt HP X Terminal audio kit
C3221A     +             5K                HP ENVIZEX 3.5" floppy drive.
C3221AR    +             5K                Rmkt HP ENVIZEX 3.5 inch flopp
C3222A     +             5K                HP ENVIZEX SCSI/PCMCIA adapter
C3222AR    +             5K                Rmkt HP ENVIZEX SCSI/PCMCIA ad
C3224B     +             5K                Token Ring/PCMCIA Card
C3229A     +             5K                Special Customer 3270 Keyboard
C3230AR    +             5K                Rmkt HP ENTRIA color X termina
C3231A     +             5K                HP ENTRIA mono X Terminal - 4
C3233A     +             5K                HP ENTRIA mono X Terminal - 4M
C3234AR    +             5K                Rmkt HP ENTRIA hi-res color X
C3238A     +             5K                HP ENTRIA Cable Management Uni
C3240A     +             5K                HP X Terminal PCMCIA adapter c
C3241A     +             5K                HP 3270 Style Keyboard
C3242A     +             5K                HP side stand
C3253A     +             5K                ENVIZEX "p" Series base unit (
C3257A     +             5K                100VG-AnyLAN Network Adapter
C3259A     +             5K                HP ENVIZEX Cable Management Un
C3262A     +             5K                ENTRIA Plus Station - Color -
C3264A     +             5K                ENTRIA Plus High Res Color Bas
C3370A     +             4A                HP 700/70 serial mouse
C3550RR    +             5K                Rmkt 1x2GB FWD SCSI-2 storage
C3550T     +             5K                1x2 GB FWD SCSI-2 Storage Subs
C3550TR    +             5K                Rmkt 1x2 GB FWD SCSI-2 storage
C3551R     +             5K                2x2 GB FWD SCSI-2 Storage Subs
C3551RR    +             5K                Rmkt 2x2GB FWD SCSI-2 storage
C3551RZ    +             5J                2x2 GB half height FWD SCSI-2
C3551T     +             5K                2x2 GB FWD SCSI-2 Storage Subs
C3551TR    +             5K                Rmkt 2x2GB FWD SCSI-2 storage
C3553RZ    +             5J                4x2 GB half height FWD SCSI-2
C3554U     +             5K                2 GB Fast Wide SCSI Disk Expan
C3554UR    +             5K                Rmkt 2GB fast wide SCSI disk e
C3556U     +             5H                4 GB DDS DC DAT drive expansio
C3560UR    +             5K                Rmkt 600MB CD ROM expansion ki
C3660R     +             5K                1X1 GB SE SCSI-2 Storage Rack
C3660T     +             5K                1X1 GB SE SCSI-2 Storage Tower
C3662R     +             5K                1X1 GB FWD Storage Rack
C3662T     +             5K                1X1 GB FWD minitower cabinet
C3663U     +             5K                1GB Fast Wide Upgrade Kit
C4000AR    +             2B                Rmkt Model C30 printer 100-127
C4001AR    +             2B                Rmkt Model C30 printer 200-240
C4002AR    +             2B                Rmkt Model C30D printer 100-12
C4003AR    +             2B                Rmkt C30D printer 200-240 V, 5
C4004A     +             2C                2500 sheet paper input accesso
C4004AR    +             2C                Rmkt 2500 sheet paper input ac
C4015A     +             3C                Developer unit for C30/C30D pr
C4016AR    +             2C                Rmkt 1200 sheet paper input ac
C4674A     +             2C                1400 sheet paper output access
C4674AR    +             2C                Rmkt 1400 sheet paper output a
C4679A     +             2C                Hard disk upgrade for C30/C30D
C4681A     +             3C                PostScript 2 upgrade for HP500
C5130F     +             5S                Drive conversion kit for Model
C5130G     +             5H                Drive conversion kit for Model
C5131F     +             5S                HP drive conversion kit for Mo
C5131G     +             5H                Drive conversion kit for Model
C5132F     +             5S                HP drive conversion kit for Mo
C5132G     +             5H                Drive conversion kit for Model
C5133F     +             5T                HP drive conversion kit for Mo
C5133G     +             5T                Drive conversion kit for Model
C5134F     +             5S                HP drive conversion kit for Mo
C5134G     +             5H                Drive conversion kit for Model
C5135F     +             5S                HP drive conversion kit for Mo
C5135F 0D4 +             NA                Delete installation
C5135G     +             5H                Drive conversion kit for Model
C5135G 0D4 +             NA                Delete installation
C5135H 0D4 +             NA                Delete installation
C5136F     +             5S                HP drive conversion kit for Mo
C5136G     +             5H                Drive conversion kit for Model
C5137F     +             5S                HP drive conversion kit for Mo
C5137G     +             5H                Drive conversion kit for Model
C5138F     +             5S                HP drive conversion kit for Mo
C5138G     +             5H                Drive conversion kit for Model
C5139F     +             5S                HP conversion kit for Model 30
C5139G     +             5H                Drive conversion kit for Model
C5141A     +             9Q                HP DLTtape IIIXT data cartridg
C5141F     +             9Q                HP DLTtape IV data cartridge,
C5142A     +             9Q                HP DLT cleaning cartridge 1 pi
C5208A     +             5K                MPEG Video Adapter Card
C5254R     +             5K                2GB SE SCSI-2 Disk in Rack Enc
C5254RR    +             5K                Rmkt 2GB SE SCSI-2 disk in rac
C5254RZ    +             5J                Factory Racked 2GB SE SCSI-2 D
C5254T     +             5K                2 GB SE SCSI-2 disk in Minitow
C5254TR    +             5K                Rmkt 2 GB SE SCSI-2 disk in mi
C5255R     +             NA                2x2 GB SE SCSI-2 disk in Rack
C5255RR    +             5K                Rmkt 2x2 GB SE SCSI-2 disk in
C5255RZ    +             5K                Factory racked 2x2 GB SE SCSI-
C5255T     +             5K                2x2 GB SE SCSI-2 Disk in Minit
C5255TR    +             5K                Rmkt 2x2 GB SE SCSI-2 disk in
C5256RZ    +             5K                Factory racked 3x2 GB SE SCSI-
C5257U     +             5K                2 GB SE SCSI-2 Disk External U
C5257UR    +             5K                Rmkt 2GB SE SCSI-2 disk extern
C5258R     +             5K                2 GB FWD SCSI-2 Disk in Rack E
C5258RR    +             5K                Rmkt 2GB FWD SCSI-2 disk in ra
C5258T     +             5K                2 GB FWD SCSI-2 Disk in Minito
C5258TR    +             5K                Rmkt 2GB FWD SCSI-2 disk in mi
C5259R     +             5K                2x2 GB FWD SCSI-2 Disk in Rack
C5259RR    +             5K                Rmkt 2x2 GB FWD SCSI-2 disk in
C5259RZ    +             5K                Factory racked 2x2 GB FWD SCSI
C5259T     +             5K                2x2 GB FWD SCSI-2 Disk in Mini
C5259TR    +             5K                Rmkt 2x2 GB FWD SCSI-2 disk in
C5260RZ    +             5K                Factory racked 5x2 GB FWD SCSI
C5261U     +             5K                2 GB FWD SCSI-2 Disk Ext Upgra
C5261UR    +             5K                Rmkt 2GB FWD SCSI-2 disk ext u
C5262R     +             5K                4 GB SE SCSI-2 disk in Rack En
C5262RR    +             5K                Rmkt 4 GB SE SCSI-2 disk in ra
C5262RZ    +             5K                Factory Racked 1x4 GB SE SCSI-
C5262T     +             5K                4 GB SE SCSI-2 Disk in Minitow
C5262TR    +             5K                Rmkt 4GB SE SCSI-2 disk in min
C5263U     +             5K                4 GB SCSI-2 Disk External Upgr
C5263UR    +             5K                Rmkt 4 GB SCSI-2 disk external
C5264R     +             5K                4 GB FWD SCSI-2 Disk in Rack E
C5264RR    +             5K                Rmkt 4 GB FWD SCSI-2 disk in r
C5264RZ    +             5K                Factory racked 1x4 GB FWD SCSI
C5264T     +             5K                4 GB FWD SCSI-2 disk in Minito
C5264TR    +             5K                Rmkt 4 GB FWD SCSI-2 disk in m
C5265RZ    +             5K                Factory racked 5x4 GB FWD SCSI
C5266U     +             5K                4 GB FWD SCSI-2 Disk Ext Upgra
C5266UR    +             5K                Rmkt 4 GB FWD SCSI-2 disk ext
C5543U     +             5K                4X speed CD-ROM Expansion Kit
C5620A     +             2D                HP 5000 D640 Printer (120-127V
C5620B     +             2D                HP 5000 D640 Printer (200-240V
C5621A     +             2D                High Capacity Input for HP 500
C5622A     +             2D                High Capacity Input for HP 500
C5623A     +             2D                High Capacity Output for HP 50
C5624A     +             2D                High Capacity Output for HP 50
C5625A     +             3P                Standard Paper Tray for HP 500
C5630A     +             3C                HP 5000 D640 Postscript Level
C5634A     +             3P                Custom Paper Tray for HP 5000
C5635A     +             3P                16 Megabytes memory for HP 500
CMTX-05000A+             3C                comFAX Lite for HP9000, Client
CMTX-10000A+             3C                comFAX professional ,Client/Se
CMTX-11000A+             3C                HP9000 FAX S/W, ASCII Clients,
CMTX-12000A+             3C                FAX Client S/W f.non HP Op. Sy
CMTX-13000A+             3C                Barcode Opt. for comFAX FAX S/
CMTX-20000A+             3C                Add'l links for comFAX S/W, li
CMTX-40000A+             3C                comFAX Manuals, German Languag
CMX1500A   +             3C                FAX Gateway for HP-OpenMail, l

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
D1717F     +            3C                 AdvanceLink Asian Version
D1733E     +            3C                 HP NewWave version 4.5 Upgrade
D2101AX    +            3C                 Advancemail Finnish Version
D2101B     +            3C                 HP Advancemail
D2101BD    +            3C                 Advancemail German Version
D2101BF    +            3C                 Advancemail French Version
D2101BH    +            3C                 Dutch Advancemail
D2101BY    +            3C                 Advancemail Danish
D2101BZ    +            3C                 Advancemail Italian
D2102B     +            3C                 HP AdvanceLink, MS-DOS
D2103DD    +            3C                 German New Wave Mail For HP Des
D2103DF    +            3C                 French New Wave Mail for HP Des
D2104C     +            3C                 HP AdvanceLink, Windows and Ne
D2108C     +            3C                 HP AdvanceLink, Windows New Wav
D2109CD    +            3C                 German New Wave Mail For HP Ope
D2109CF    +            3C                 French New Wave, Mail for HP Ope
D2111AX    +            3C                 Advancemail Finnish Version
D2112B     +            3C                 HP AdvanceMail, MS DOS
D2113DD    +            3C                 German NewWave Mail, single use
D2113DF    +            3C                 French NewWave Mail, single use
D2114C     +            3C                 HP AdvanceLink, Windows and Ne
D2119CD    +            3C                 German NewWave Mail, single use
D2119CF    +            3C                 French NewWave Mail, single use
D2111B     +            3C                 HP AdvanceMail, single-user lic
D2355A     +            NA                 OpenView DTC Manager
D2412A     +            3C                 HP OfficeFax for HP DeskManage
D2413A     +            3C                 HP OfficeFax for OpenMail:Seri
D2420B     +            3C                 HP OfficeFax for OpenMail:LAN
D2506A     +            3C                 HP Software Vendor - PC Softwa
DLT4000S   +            5C                 DLT4000 20/40 GB Cartridge Tap
E1005AR    +            4Q                 Rmkt HP 3070 testhead - not fo
E1481A     +            1P                 VXIbus Driver For Embedded Con
E1481L     +            1P                 VXIbus Driver License-To-Use
E1482B     +            7A                 VXIbus Extender (VXIbus-to-MXI
E1489C     +            5C                 MXI Interface for S/700 + Soft
E1497A     +            7A                 V743/64 VXI Embedded Controlle
E1498A     +            7A                 V743/100 VXI embedded controll
E1570C     +            3C                 LTU C-SCPI Dev Env for HP V382
E1570D     +            3C                 LTU C-SCPI Dev Env for HP V382
E1572B     +            3C                 LTU C-SCPI Dev. Env. for S700,
E1573A     +            3C                 VXI drivers/development env fo
E1580C     +            3C                 C-SCPI lic-to-run for HP V382,
E1580D     +            3C                 C-SCPI lic-to-run for HP V382,
E1581B     +            3C                 C-SCPI lic-to-run for HP RADI-
E1582B     +            3C                 C-SCPI lic-to-run for HP S700
E1583A     +            3C                 VXI drivers/LTU for V743rt
E2011A     +            3C                 TestExec SL 1.5 for Win95
E2021A     +            3C                 TestExec SL 1.5 for HP-UX Seri
E2040B     +            3C                 HP BASIC/UX 300 Media/Document
E2040BJ    +            3C                 HP BASIC/WS Media/Documentatio
E2040K     +            3C                 HP BASIC/UX Documentation Only
E2040KJ    +            3C                 BASIC Docs Only
E2040L     +            3C                 HP BASIC/UX License-To-Use
E2040LJ    +            3C                 BASIC License
E2045A     +            3C                 HP BASIC/UX S700 media and doc
E2045AJ    +            3C                 HP BASIC/UX S700 media & doc.
E2045B     +            3C                 HP BASIC/UX 700 media and docu
E2046A     +            3C                 HP BASIC/UX S700 License-to-us
E2046AJ    +            3C                 HP BASIC/UX S700 License-to-us
E2047A     +            3C                 HP BASIC/UX S700 Documentation
E2050A     +            7A                 LAN/HP-IB Gateway
E2051A     +            7A                 Rack mount kit for LAN/HP-IB G
E2060B     +            3C                 HP BASIC for Windows w/HP BASI
E2061A     +            3C                 HP BASIC for Windows CSUB Util
E2062A     +            3C                 HP BASIC for Windows Numeric C
E2063A     +            3C                 HP BASIC for Windows Revision
E2070C     +            5C                 HP-IB Interface for S/700
E2071C     +            5C                 High Speed HPIB Interface for
E2074B     +            4A                 GPIO for S/700
E2075A     +            4A                 GPIO for PC
E2085D     +            3C                 SRM/UX on HP-UX 9.0
E2085E     +            3C                 SRM/UX on HP-UX 10.0
E2091A     +            3C                 Std Inst. Cntrl. Lib. for S700
E2091D     +            3C                 I/O Libraries for HP-UX 9.x &
E2091E     +            3C                 I/O Libraries for HP-UX 10.20
E2092A     +            3C                 Std Inst. Cntrl. Library for V
E2092C     +            3C                 Std Inst Cntrl Lib - V382/S382
E2094D     +            3C                 I/O Libraries for WIN 3.1/NT/9
E2094E     +            3C                 I/O Lib for Inst Cntl for Win
E2110C     +            3C                 HP VEE for Series 300 Rev. 3.X
E2111D     +            3C                 HP VEE 3.2 for Series 700/HP-U
E2112B     +            3C                 HP VEE 2.1 for SunOS License T
E2112C     +            3C                 HP VEE for Solaris Rev. 3.X.
E2112D     +            3C                 HP VEE 3.2 for Solaris
E2120C     +            3C                 HP VEE 3.1 for Windows 3.1
E2120D     +            3C                 HP VEE 3.2 for Windows 95 & Wi
E2161A     +            3C                 HP BASIC Plus Media and Doc. f
E2161AJ    +            3C                 HP BASIC Plus Media and Doc. (
E2162A     +            3C                 HP BASIC Plus for Measurement
E2162AJ    +            3C                 HP BASIC Plus for Mea. Copro.
E2163A     +            3C                 HP BASIC Plus Media and Doc. S
E2163AJ    +            3C                 HP BASIC Plus Media/Doc. S700
E2163B     +            3C                 HP BASIC Plus Media and Doc. S
E2165A     +            3C                 HP BASIC Plus License-to-use
E2165AJ    +            3C                 HP BASIC Plus License-to-use (
E2700A     +            2C                 HP Enterprise Link Software fo
E2705A     +            2C                 SCL(R) 3.6 TCL Extensions to R
E2706A     +            2C                 SCL(R) 3.6 TCL Extensions to R
E3406A     +            3P                 68EC030 PGA to PQFP/CQFP Adapt
E4450A     +            5E                 North America 100-120V PDU fpr
E4452A     +            5E                 Power Distribution Unit
E4453A     +            5E                 Power Distribution Unit
E4454A     +            5E                 North America 100-120V PDU for
E4456A     +            5E                 HP Power Distribution Unit, NA
E4457A     +            5E                 HP Power Distribution Unit,INT
E4464A     +            5E                 1.1m Front Door for C2785A Cab
E4465A     +            5E                 1.6m Front Door for C2786A Cab
E4466A     +            5E                 1.1m Rack Tie Kit for E3660A a
E4468A     +            5E                 1.6m Rack Tie Kit for E3661A a
E4469A     +            5E                 HP Rack Tie-together kit for 2
E4470A     +            5E                 HP Extractor fan, 100-120V
E4471A     +            5E                 HP Extractor fan, 200-240V
E4472A     +            5E                 Power Distribution Unit Instal
E5930A     +            5E                 HP UPS power dist.unit 120-240
E5931A     +            5E                 HP UPS power dist.unit 200-240
E5932A     +            5E                 HP UPS power dist.unit 200-240
E5933A     +            5E                 HP UPS power dist.unit 100-240
E7686A     +            5E                 PDU special mounting brackets
E7687A     +            5E                 HP 220V exhaust fan assy for 1
E7693A     +            5E                 BTBR mounting hardware kit
FUP00106   +            3C                 UPS PWA20 / 1.0 - 6 mins, onli
FUP00115   +            3C                 UPS PWA20 / 1.0 - 15 mins, onl
FUP00125   +            3C                 UPS PWA20 / 1.0 - 25 mins, onl
FUP00135   +            3C                 UPS PWA20 / 1.0 - 35 mins, onl
FUP01257   +            3C                 UPS PWA30 / 1.25 - 7 mins, onl
FUP12530   +            3C                 UPS PWA30 / 1.25 - 30 mins, on
FUP1253R   +            3C                 Rackmounted UPS PWA 30 / 1.25
FUP1257R   +            3C                 Rackmounted UPS PWA 30 / 1.25
FUP15006   +            3C                 UPS PWA30 / 1.5 - 6 mins, onli
FUP15028   +            3C                 UPS PWA30 / 1.5 - 28 mins, onl
FUP1506R   +            3C                 Rackmounted UPS PWA 30 / 1.5 -
FUP1528R   +            3C                 Rackmounted UPS PWA 30 / 1.5 -
FUP18005   +            3C                 UPS PWA30 / 1.8 - 5 mins, onli
FUP18025   +            3C                 UPS PWA30 / 1.8 - 25 mins, onl
FUP1805R   +            3C                 Rackmounted UPS PWA 30 / 1.8 -
FUP1825R   +            3C                 Rackmounted UPS PWA 30 / 1.8 -
FUP25009   +            3C                 UPS PWA30 / 2.5 - 9 mins, onli
FUP25022   +            3C                 UPS PWA30 / 2.5 - 22 mins, onl
FUP2509R   +            3C                 Rackmounted UPS PWA 30 / 2.5 -
FUP2522R   +            3C                 Rackmounted UPS PWA 30 / 2.5 -
FUP50015   +            3C                 UPS PWA20 / 0.5 - 15 mins, onl
FUP50030   +            3C                 UPS PWA20 / 0.5 - 30 mins, onl
FUP50060   +            3C                 UPS PWA20 / 0.5 - 60 mins, onl
FUP80010   +            3C                 UPS PWA20 / 0.8 - 10 mins, onl
FUP80020   +            3C                 UPS PWA20 / 0.8 - 20 mins, onl
FUP80030   +            3C                 UPS PWA20 / 0.8 - 30 mins, onl
FUPS-8079BD+            5P                 UPS PS30/3.0-10, On-Line UPS
FUPS-8079BE+            5P                 UPS PS30/3.0-20, On-Line UPS
FUPS-8079BG+            5P                 UPS PS30/4.0-10, On-Line UPS
FUPS-8079BH+            5P                 UPS PS30/4.0-30, On-Line UPS
FUPS-8079BI+            5P                 UPS PS30/5.0-10, On-Line UPS
FUPS-8079BJ+            5P                 UPS PS30/5.0-25, On-Line UPS
FUPS-8079BK+            5P                 UPS PS30/6.0-10, On-Line UPS
FUPS-8079BL+            5P                 UPS PS30/6.0-25, On-Line UPS
FUPS-8079MP+            5P                 4-way Interface Multiplexor
FUPS-8079SS+            3C                 Auto-shutdown Software - licen
GSMC115B   +            5C                 UPS system online static bypas
GSMC115C   +            5C                 UPS sys online static bypass 5
GSMC317B   +            5C                 UPS sys. online static bypass
GSMC317C   +            5C                 UPS system online static bypas
GSMCS20A   +            5C                 UPS system online static bypas


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
GSMEVR1A   +                3C             Rack Mount Kit for PowerView U
GSMSLANA   +                NA             LAN interface for UPS systems
GSMUMGRA   +                3C             UPS Shutdown software HP-UX sy
H1136A     +                NA             Integration services for EIC
H2521A     +                NA             OSI Overview Self Paced Course
H5105A     +                NA             Starter Kit UNIX CBT License
H5291A     +                NA             PerfView Agent for MPE-iX
H5682A     +                NA             Personalized System Support
HPSNET01   +                3C             NetSpector for HP OpenView, LT
HPSNETSP   +                3C             NetSpector for HP OpenView, me
HST1DAER   +                3C             HP-SCSI DAT Autochanger HP9000
HSTL-8X4   +                3C             HERSTAL HP-SCSI DAT Autochange
IGNT005A   +                3C             NTrigue Workgroup, NT based ap
IGNT015A   +                3C             NTrigue Global NT based appl.
INTE-8079AB+                3C             M800 FDDI Concentrator/4 UTP M
INTE-8079AD+                3C             M800 FDDI Concentrator/8 UTP M
INTE-8079AE+                3C             M800 FDDI Concentrator/4 Fiber
INTE-8079AF+                3C             M800 FDDI Concentrator/8 Fiber
INTE-8079AG+                3C             M800 FDDI Concentrator/12 Fibe
INTE-8079AH+                3C             FH1600 FDDI Concentrator/12 Fi
INTE-8079AI+                3C             FH1600 FDDI Concentrator/16 Fi
INTE-8079AJ+                3C             M800 FDDI Concentrator Chassis
INTE-8079AK+                3C             M800/FH1600 FDDI Concentrator
INTE-8079AL+                3C             M800/FH1600 FDDI Concentrator
INTE-8079AM+                3C             M800/1600 Concentrator Fiber P
INTE-8079AN+                3C             M800/FH1600 Singlemode Fiber P
INTE-8079AO+                3C             M800/1600 Concentrator UTP PHY
INTE-8079AQ+                3C             FH1600 Concentrator Power Supp
INTE-8079AR+                3C             FH1600 FDDI Concentrator Chass
INTE-8079AX+                3C             Dual Attach STP FDDI Adapter:
IPH100BT   +                NA             100 BaseT EISA NIC for HP EISA
IPHSHDF1   +                5P             EISA FDDI Adapter DAS Fiber -
IPHSHDF5   +                5P             EISA FDDI Adapter DAS Fiber -
IPHSHSF1   +                5P             EISA FDDI Adapter SAS Fiber -
IPHSHSF5   +                5P             EISA FDDI Adapter SAS Fiber -
IPHSHSU1   +                5P             EISA FDDI Adapter SAS UTP - 12
J1055AA    +                3C             HP OpenView DM 4.X license
J1056AA    +                3C             HP OpenView DM 4.X Upgrade lic
J1057AA    +                3C             HP OpenView DM 4.X SNMP Upgrad
J1058AB    +                3C             HP OpenView DM Dev Kit 4.X lic
J1059AB    +                3C             HP OV DM Dev Kit 4.X Upgrade L
J1060AB    +                3C             HP OV DM Dev Kit 4.X SNMP Upg
J1061AA    +                3C             HP OpenView DM Agent 4.X licen
J1062AB    +                3C             HP OV DM Agent Dev Kit 4.X lic
J1063AA    +                3C             HP OV DM Platform 4.0 Media En
J1063AJ    +                3C             HP OpenView DM 4.0 Japanese me
J1063BA    +                NA             HP OV DM Platform Media
J1063BJ    +                NA             HP OV DM Platform Media HP Jap
J1063CA    +                3C             HP OpenView DM 4.21 Platform -
J1063CJ    +                3C             HP OV DM 4.21 Platform - Media
J1064AA    +                3C             HP OpenView DM Dev Kit 4.0 Eng
J1064AJ    +                3C             HP OV DM Dev Kit 4.0 Japanese
J1064BA    +                NA             HP OV DM Dev Kit Media HP
J1064BJ    +                NA             HP OV DM Dev Kit Media HP Japa
J1064CA    +                3C             HP OpenView DM 4.21 Dev Kit -
J1064CJ    +                3C             HP OV DM 4.21 Dev Kit - Media
J1065AA    +                3C             HP OV DM Agent 4.0 English med
J1065BA    +                NA             HP OV DM Agent Platform Media
J1065CA    +                3C             OpenView DM 4.21 Agent Platfor
J1066AA    +                3C             HP OV DM Agent Dev Kit 4.0 Eng
J1066BA    +                NA             HP OV DM Agent Dev Kit Media
J1066CA    +                3C             HP OpenView DM 4.21 Agent DevK
J1067AA    +                3C             HP OV DM 4.0 Sun English media
J1067BA    +                NA             HP OV DM Platform Media Sun
J1067CA    +                3C             HP OV DM 4.21 Platform CD Medi
J1068AA    +                3C             HP OV DM Dev Kit 4.0 Sun Engli
J1068BA    +                NA             HP OV DM Dev Kit Media Sun SPA
J1068CA    +                3C             HP OV DM 4.21 Platform Dev Kit
J1069AA    +                3C             HP OV DM Agent 4.0 Sun English
J1069BA    +                NA             HP OV DM Agent Platform Media
J1069CA    +                3C             HP OV DM 4.21 Agent CD Media S
J1070AA    +                3C             HP OV DM Agent Dev Kit Sun Eng
J1070BA    +                NA             HP OV DM Agent Dev Kit Media S
J1070CA    +                3C             HP OV DM 4.21 Agent Dev Kit CD
J1071AA    +                3C             HP OV DM Platform 4.0 manual (
J1071AJ    +                3C             HP OV DM Platform 4.0 manual (
J1071BA    +                NA             HP OV DM Platform 4.1 Doc HP
J1071BJ    +                NA             HP OV DM Platform Doc HP Japan
J1071CA    +                3C             HP OV DM Platform 4.21 Manuals
J1071CJ    +                3C             HP OV DM 4.21 Platform Doc - J
J1072AA    +                3C             HP OV DM Dev Kit 4.0 manual (E
J1072AJ    +                3C             HP OV DM Dev Kit 4.0 manual (J
J1072BA    +                NA             HP OV DM Dev Kit Media & Manua
J1072BJ    +                NA             HP OV DM Dev Kit HP-UX Japanes
J1072CA    +                3C             HP OV DM 4.21 Dev Kit Manuals
J1072CJ    +                3C             OV DM 4.21 Dev Kit HP-UX Japan
J1073AA    +                3C             HP OV DM Agent Platform 4.0 ma
J1073BA    +                NA             HP OV DM Agent Platform HP-UX
J1073CA    +                3C             HP OV DM 4.21 Agent Platform H
J1074AA    +                3C             HP OV DM Agent Dev Kit 4.0 man
J1074BA    +                NA             OV DM Agent Dev Kit HP-UX Manu
J1074CA    +                3C             OV DM 4.21 Agent Dev Kit HP-UX
J1075AA    +                3C             HP OV DM Platform 4.0 Sun manu
J1075BA    +                NA             HP OV DM Platform Sun SPARC Do
J1075CA    +                3C             HP OV DM 4.21 Platform Documen
J1076AA    +                3C             HP OV DM Dev Kit 4.0 Sun manua
J1076BA    +                NA             HP OV DM Dev Kit Sun SPARC Man
J1076CA    +                3C             HP OV DM 4.21 Platform Dev Kit
J1077AA    +                3C             HP OV DM Agent Platform 4.0 Su
J1077BA    +                NA             HP OV DM Agent Platform Sun SP
J1077CA    +                3C             HP OV DM 4.21 Agent Manuals (S
J1078AA    +                3C             HP OV DM Agent Dev Kit 4.0 Sun
J1078BA    +                NA             OV DM Agent Dev Kit Sun SPARC
J1078CA    +                3C             HP OV DM 4.21 Agent Dev Kit Ma
J1079AA    +                3C             HP GDMO Modeling Tool LTU
J1080AA    +                3C             HP OV GDMO Model Tool Media HP
J1081AA    +                3C             HP OV GMT 1.1 media, SunOS
J1082AA    +                3C             HP OV GMT 1.1 media, Solaris -
J1083AA    +                3C             HP OV GMT 1.1 manuals
J1084AA    +                3C             HP OV GMT 1.1 manuals, Sun
J1085AA    +                NA             HP OV MOT LTU
J1086AA    +                NA             HP OV Managed Object Toolkit m
J1088AA    +                NA             HP MOT 1.0 CD-ROM Media Solari
J1089AA    +                NA             HP MOT 1.0 manuals for HP/Sun.
J1091AB    +                3C             HP OV ECS Designer LTU
J1092AB    +                3C             HP OV ECS Engine for DM LTU
J1093AA    +                3C             HP OV ECS Designer & Engine fo
J1095AA    +                3C             HP OV ECS Designer Manuals (HP
J1096AA    +                3C             HP OV ECS Engine DM Manuals (H
J1100CA    +                3C             HP OpenView OPI 4.X Dev Kit LT
J1101CA    +                3C             HP OV OPI 4.21 CD Media - HP-U
J1102CA    +                3C             HP OpenView OPI 4.x Stack Lice
J1103CA    +                3C             HP OV OPI 4.21 Dev Kit Manuals
J1104AA    +                3C             HP OpenView AT LTU
J1105AA    +                3C             HP OV Agent Tester CD-ROM Medi
J1106AA    +                3C             HP Agent Tester 1.0 CD-ROM Med
J1107AA    +                3C             HP Agent Tester 1.0 manuals fo
J1119CA    +                3C             HP OV OPI 4.21 CD Media - Sun
J1164AB    +                NA             HP OpenView NNM 4.x LTU
J1165AB    +                NA             HP OV Entry NNM 4.x LTU
J1166AB    +                NA             NNM SNMP Platform Dev Kit 4.x
J1167AB    +                NA             SNMP Plat or Dev to Entry NNM
J1169AB    +                NA             HP OV Entry NNM to full NNM Up
J1170AA    +                NA             HP OV NNM HP-UX CD-ROM Media
J1170AJ    +                NA             HP OV NNM HP-UX CD-ROM Media J
J1170BA    +                3C             HP OpenView NNM 4.1 HP-UX CD-R
J1170BJ    +                3C             HP OV NNM 4.11 HP-UX CD-ROM Me
J1171AA    +                NA             HP OV NNM Sun Media CD-ROM
J1171AJ    +                NA             HP OV NNM Sun Media CD-ROM Jap
J1171BA    +                3C             HP OpenView NNM 4.1 Sun CD-ROM
J1171BJ    +                3C             HP OV NNM 4.11 Sun CD-ROM Medi
J1172AA    +                NA             HP OV NNM Manuals
J1172AJ    +                NA             HP OV NNM Manuals Japan
J1172BA    +                3C             HP OpenView NNM 4.1 Manuals
J1172BJ    +                3C             HP OpenView NNM 4.11 Manuals (
J1173AB    +                NA             HP OV NNM 4.x Dev Toolkit LTU
J1174AB    +                NA             OV SNMP to NNM Dev Toolkit Upg
J1175AA    +                NA             OV NNM HP-UX Dev Toolkit Media
J1175BA    +                3C             OV NNM Dev Toolkt 4.1 HP-UX CD
J1176AA    +                NA             OV NNM Sun Dev Toolkit Media C
J1176BA    +                3C             OV NNM Dev Toolkt 4.1 Sun CD-R
J1177AA    +                NA             OV NNM Dev Toolkit Manuals


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE

J1177BA     +                3C             HP OV NNM Dev. Toolkit 4.1 Man
J1182AB     +                3C             HP OV Extensible SNMP Agent 4.
J1183AA     +                3C             Extensible SNMP Agent HP-UX CD
J1184AA     +                3C             Extensible SNMP Agent Sun CD-R
J1185AB     +                3C             HP OV Extensible SNMP Agent Up
J1545AA     +                3C             Netscape FastTrack Srvr V2 Lic
J1546BA     +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1546CA     +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1547BA     +                3C             Nscp FastTrack 2.0 US/Can M/M
J1547CA     +                3C             Nscp FastTrack 2.0 US/Can M/M
J1548AA     +                3C             Netscape Enterprise Srvr V2 Li
J1549BA     +                3C             Nscp Enterprise 2.0 M/M 10.1 H
J1549CA     +                3C             Nscp Enterprise Srvr 2.0 M/M 1
J1550BA     +                3C             Nscp Enterprise 2.0 US/Can M/M
J1550CA     +                3C             Nscp Enterprise 2.0 US/Can M/M
J1551AA     +                3C             Netscape Proxy Server V2 Lic H
J1552BA     +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1552CA     +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1553BA     +                3C             Nscp Proxy 2.0 US/Can M/M 10.1
J1553CA     +                3C             Nscp Proxy 2.0 US/Can M/M 10.2
J1554AA     +                3C             Netscape Catalog Srvr V1 Licen
J1555AA     +                3C             Netscape Mail Server V2 Licens
J1556AA     +                3C             Netscape News Server V2 Licens
J1557AA     +                3C             Netscape LiveWire Pro V2 Licen
J1558AA     +                3C             Netscape LiveWire V2 License H
J1566AA     +                3C             Netscape FastTrack Srvr V2 Lic
J1567BA     +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1567CA     +                3C             Nscp FastTrack Srvr 2.0 M/M 10
J1568BA     +                3C             Nscp FastTrack 2.0 US/Can M/M
J1568CA     +                3C             Nscp FastTrack 2.0 US/Can M/M
J1569AA     +                3C             Nscp Enterprise Srvr V2 Lic. H
J1570BA     +                3C             Nscp Enterprise 2.0 M/M 10.1 H
J1570CA     +                3C             Nscp Enterprise 2.0 M/M 10.2 H
J1571BA     +                3C             Nscp Enterprise 2.0 US/Can M/M
J1571CA     +                3C             Nscp Enterprise 2.0 US/Can M/M
J1572AA     +                3C             Netscape Proxy Srvr V2 Lic HP
J1573BA     +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1573CA     +                3C             Netscape Proxy Srvr 2.0 M/M 10
J1574BA     +                3C             Nscp Proxy 2.0 US/Can M/M 10.1
J1574CA     +                3C             Nscp Proxy Srvr 2.0 US/Can M/M
J1575AA     +                3C             Netscape Catalog Srvr V1 Licen
J1576AA     +                3C             Netscape Mail Srvr V2 License
J1577AA     +                3C             Netscape News Srvr V2 License
J1578AA     +                3C             Netscape LiveWire Pro V2 Licen
J1579AA     +                3C             Netscape LiveWire License HP W
J1582AA     +                3C             Netscape and HP Internet Serve
J1583AA     +                3C             FastTrack LiveWire HP Internet
J2060A      +                5H             DTC 16TN Telnet Terminal Serve
J2060AR     +                5G             Rmkt DTC 16TN telnet terminal
J2060AZ     +                5J             DTC16TN integrated terminal se
J2062AR     +                5H             Rmkt DTC16iX LAN multiplexer
J2063A      +                5H             DTC16MX Communications Server
J2063AZ     +                5K             DTC16MX integrated in cabinet
J2064A      +                5H             DTC 16RX Routable Datacomm Ser
J2064AR     +                5H             Rmkt DTC 16RX routable datacom
J2064AZ     +                5H             DTC 16RX Factory integrated
J2070A      +                5H             DTC72MX Communication Server
J2070AR     +                5H             Rmkt DTC 72MX communication se
J2070AZ     +                5K             DTC 72 MX factory integrated
J2076A      +                5H             24 Port RS-232 Direct Connect
J2076AR     +                5H             Rmkt 24 port RS 232 direct con
J2077A      +                5H             24 Port RS-423 Direct Connect
J2079A      +                5H             Add-on 72MX X.25 Network Acces
J2080A      +                5H             HP 3000 Telnet Access Card for
J2084A      +                5H             Racking kit for 5 DTC MDPs
J2084AZ     +                5K             Factory integrated
J2085A      +                5K             Add-ons for DTC16iX, 16TN and
J2087A      +                5H             Racking kit for 10 DTC MDPs
J2087AZ     +                5K             Factory integrated
J2092A      +                5K             HP-PB 16 port RS-232 direct co
J2092AR     +                5K             Rmkt HP-PB 16 port RS-232 dire
J2092AZ     +                5J             Integrated 16 port RS-232 MUX
J2092AZR    +                2B             Rmkt Integrated 16 port RS-232
J2093A      +                5K             HP-PB 16 channel RS-423 Direct
J2093AZ     +                5H             16 port RS-423 DC MUX, factory
J2094A      +                5K             HP-PB 16 Channel RS-232C MODEM
J2094AR     +                5K             Rmkt HP-PB 16 channel RS-232-C
J2094AZ     +                5H             16 port RS-232 Modem MUX, fact
J2094AZR    +                5H             Rmkt 16 port RS-232 Modem MUX
J2096A      +                5G             HP-PB 32 port RS-232 direct co
J2096AR     +                5G             Rmkt HP-PB 32 port RS-232 dire
J2096AZ     +                5J             Integrated 32 port RS-232-C MU
J2096AZR    +                5J             Rmkt integrated 32 port RS-232
J2113A      +                4M             SS7 interface unit
J2114A      +                               SS7 Interface Unit Extender
J2115A      +                2C             HP SS7 Platform on S/800 syste
J2120A      +                5A             HP DTC Manager/UX Media for Se
J2122A      +                3C             ACT Server for use with AT&T G
J2140A      +                5K             NS/9000 LTU for the Series 700
J2140BA     +                3C             VT3K/9000 Series 700 System li
J2146A      +                5K             LAN/9000 Link for HP-PB based
J2146AR     +                5K             Rmkt LAN/9000 Link for HP-PB
J2157A      +                5K             HP FDDI/9000 for Series 800
J2159A      +                5K             X.25 link for HP9000 S700 work
J2160A      +                3C             HP OTS/9000 LTU for Series 700
J2163A      +                3C             HP FTAM/9000 LTU & media for S
J2165A      +                5K             HP Token Ring/9000 For Series
J2166A      +                5K             HP Token Ring/9000 for Series
J2166AR     +                5K             Rmkt HP Token Ring/9000 for Se
J2167A      +                5H             Token Ring 3000/iX Network Lin
J2220A      +                5K             SNAplusLink for Servers
J2221A      +                3C             SNAplus 3270 License and Media
J2222A      +                3C             SNAplusRJE License and Media f
J2223A      +                3C             SNAplusAPI License and Media f
J2224A      +                3C             SNAplus3179G License and Media
J2226A      +                3C             SNAplusLink LTU/Media for Seri
J2227A      +                3C             SNAplus3270 LTU/media English
J2228A      +                3C             SNAplusRJE LTU/media for Serie
J2229A      +                3C             SNAplusAPI license for Series
J2230A      +                3C             SNAplus3179G LTU/media for Ser
J2234A      +                3C             SNAplusRJE LTU/media for Serie
J2237A      +                3C             STREAMS/UX License for HP 9000
J2239A      +                3C             NetWare v3.11 for HP 9000 S700
J2240A      +                3C             NetWare v3.11 for HP 9000 S800
J2243A      +                3C             NetWare/700 v3.11 for SF38 - l
J2244A      +                3C             Appletalk Services license for
J2245A      +                5K             FDDI/iX Network Link for the H
J2249A      +                5K             SNA/Token Ring Link/iX for the
J2250A      +                3C             Media & manuals for Token Ring
J2250AR     +                3C             Rmkt Media & manuals for Token
J2253A      +                NA             NetWare for the HP 3000 Trial
J2256AA     +                3C             HP 9000 Server LAN Manager v2.
J2317A      +                3C             HP OV S/6/7/800 Network Node M
J2317AJ     +                3C             HP OV Japan NNM media and manu
J2318A      +                3C             HP OV Sun SPARC Network Node M
J2320A      +                3C             DM Dev Kit S6/7/800 Media & Ma
J2320AJ     +                3C             HP OV DM Dev (Japan) media and
J2321A      +                3C             DM Dev Kit for Sun SPARC Media
J2323A      +                3C             HP OV S6/7/800 Distributed Mgm
J2323AJ     +                3C             HP OV Japan DM media and licen
J2324A      +                3C             HP 9000 OV DM Platform for Sun
J2385A      +                3C             NetWare v3.11J, HP 9000 S700 L
J2386A      +                3C             NetWare v3.11J for S800 - Lice
J2390AA     +                3C             Fibre Channel Adapter Media an
J2391AA     +                3C             SNAplusLink backup media & doc
J2392AA     +                3C             DCE GDS Server License to use
J2393AA     +                3C             DCE GDS Server license-to-use.
J2399AA     +                3C             VT3K for HP9000 Servers Media/
J2400AA     +                3C             VT3K/9000 Series 700 Media and
J2455A      +                3C             ISDN BRI link Server Software
J2456A      +                5K             ISDN Link to Router upgrade
J2458A      +                5K             HP ISDN BRI Link for HP9000 Se
J2459A      +                5K             Rack Mount Kit for HP ISDN BRI
J2460A      +                5K             ISDN BRI link for HP9000 works
J2461A      +                5K             HP ISDN link to router upgrade
J2463B      +                5K             Cryptographic Security Module
J2467B      +                5H             EISA RS-232 MUX SW Driver with
J2482A      +                5H             EISA 8 port RS-232 MUX system
J2483A      +                5H             EISA 64 port RS-232 MUX system
J2484A      +                5J             16 port RS-232 RJ45 Port Modul
J2485A      +                5H             16 port RS-232 DB25 Port Modul
J2486A      +                5H             Power Supply for EISA MUX Port
J2487A      +                5H             Rack Mount Kit
J2488A      +                5H             RJ45 to HP-RJ45 converters
J2489A      +                5H             RJ45 to HP-DB25 converters
J2496A      +                3C             DTC 16 RX Management software
J2498A      +                5K             ATM/155 Mbps HP-HSC (EISA) Ada
J2501A      +                5H             16 port RS-422 RJ45 Port Modul
J2635AA     +                3C             Fibre Channel Adapter License
J2636AA     +                3C             TN3270 System License S/800
J2637AA     +                3C             TN3270 System license Series 7

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001


PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE
J2638AA    +            5K                 EISA Token Ring back up media/
J2645AA    +            5K                 License & card for 100VG-AnyLA
J2646AA    +            3C                 TN3270 Media & Documentation S
J2655AA    +            3C                 Media and doc for 100VG-AnyLAN
J2656AA    +            3C                 TN3270 Manuals for S/700 and S
J2658AA    +            3C                 FDDI Backup Media and Document
J2665AA    +            3C                 Netware SPXII/IPX Stack Media
J2667AA    +            3C                 HP 9000 Wkst LAN Manager v2.2
J2668AA    +            3C                 HP9000 Wkstn LAN Manager v2.2
J2669AA    +            NA                 HP9000 Server LAN Manager v2.2
J2670AA    +            3C                 HP 9000 Server NetWare v3.12 L
J2671AA    +            3C                 HP9000 Srvr NetWare v3.12 Medi
J2672AA    +            3C                 HP9000 Workstation NetWare v3.
J2673AA    +            3C                 HP9000 Wkst NetWare v3.12 Medi
J2689AA    +            3C                 Raptor Eagle Firewall Cert Man
J2689CA    +            3C                 Raptor Eagle Sys 3.1 Server Me
J2693AA    +            3C                 Raptor Eagle Firewall v3.1 Med
J2693CA    +            3C                 Raptor Eagle Sys 3.1 Wkstn Med
J2694AA    +            3C                 EISA 100VG AnyLAN License for
J2695AA    +            3C                 EISA 100VG AnyLAN D Class Medi
J2702AA    +            3C                 Raptor Eagle v3.1 US/Can M/M 1
J2702CA    +            3C                 Raptor Eagle Sys 3.1 US/Can Sv
J2703AA    +            3C                 Raptor Eagle 3.1 US/Can Media
J2703CA    +            3C                 Raptor Eagle Sys 3.1 US/Can Wk
J2714AA    +            3C                 Advanced Server 9000 for Works
J2715AA    +            3C                 Advanced Server/9000 for Serve
J2716AA    +            3C                 Advanced Server 9000 Server Me
J2719AA    +            3C                 Advanced Server 9000 Workstati
J2720AA    +            3C                 SNAplus2 Link Server License
J2721AA    +            3C                 SNAplus2 APPN End Node Server
J2722AA    +            3C                 SNAplus2 3270/3179G Server Lic
J2723AA    +            3C                 SNAplus2 RJE Server License
J2724AA    +            3C                 SNAplus2 API Server License
J2725AA    +            3C                 SNAplus2 Link Server Media
J2726AA    +            3C                 SNAplus2 APPN End Node Server
J2727AA    +            3C                 SNAplus2 3270/3179G Server Med
J2728AA    +            3C                 SNAplus2 RJE Server Media
J2729AA    +            3C                 SNAplus2 API Server Media
J2740AA    +            3C                 SNAplus2 Link Manuals
J2741AA    +            3C                 SNAplus2 APPN End Node Manuals
J2742AA    +            3C                 SNAplus2 3270/3179G Manuals
J2743AA    +            3C                 SNAplus2 RJE Manuals
J2744AA    +            3C                 SNAplus2 API Manuals
J2746AA    +            3C                 Raptor Eagle Remote v3 Unl Nod
J2747AA    +            3C                 Raptor Eagle Remote V3 200 Nod
J2748AA    +            3C                 Raptor Eagle Remote V3 50 Node
J2749AA    +            3C                 Raptor Eagle Remote V3 Srvr Up
J2750AA    +            3C                 Raptor Eagle Remote V3 Srvr Up
J2751AA    +            3C                 Raptor Eagle Configuration SW
J2752AA    +            3C                 Raptor Eagle Remote V3 Unl Nod
J2753AA    +            3C                 Raptor Eagle Remote V3 200 Nod
J2754AA    +            3C                 Raptor Eagle Remote V3 50 Node
J2755AA    +            3C                 Raptor Eagle Remote V3 Wkst Up
J2756AA    +            3C                 Raptor Eagle Remote V3 Wkst Up
J2759AA    +            3C                 100Base-T LAN Adapter License
J2760AA    +            3C                 100Base-T LAN Adapter Media an
J2761AA    +            3C                 Netscape SuiteSpot OMail Licen
J2762BA    +            3C                 Netscape/ Internet Srvr Media
J2762CA    +            3C                 Netscape/ Internet Srvr Media
J2763BA    +            3C                 Netscape/ I Srvr US/Can Media
J2763CA    +            3C                 Netscape/ I Srvr US/Can Media
J2764AA    +            3C                 Netscape SuiteSpot OMail Licen
J2765BA    +            3C                 Netscape/ Internet Srvr Media
J2765CA    +            3C                 Netscape/ Internet Srvr Media
J2766BA    +            3C                 Netscape/ I Srvr US/Can Media
J2766CA    +            3C                 Netscape/ I Srvr US/Can Media
J2792A     +            5K                 PSI card for HP 9000 Servers (
J2793A     +            3C                 X.25/9000 SW media for HP 9000
J2794A     +            5K                 High Speed X.25 EISA card for
J2802B     +            5K                 HP ATM Adapter for HP9000 Seri
J2803B     +            5K                 ATM/155 Mbps HP-HSC Adapter
J2804A     +            5K                 HP-PB ATM Adapter for HP 9000
J2805AA    +            3C                 HP-PB ATM SW and Media for HP9
J2806BA    +            3C                 ATM/155 Mbps HP-HSC Adapter Li
J2814A     +            4M                 48 volts inverter for Telecom
J2815A     +            5K                 Dual Port PSI card for HP9000
J2816A     +            4M                 SS7 interface unit extender
J2817A     +            4M                 SS7 interface card
J2826A     +            NA                 HP SS7 license for HP9000 E25
J2827A     +            NA                 HP SS7 license for HP9000 E45
J2828A     +            NA                 HP SS7 license for HP9000 G30
J2830A     +            NA                 HP SS7 license for HP9000 G60
J2831A     +            NA                 HP SS7 license for HP9000 G70
J2832A     +            NA                 HP SS7 media: ITU-TS Blue Book
J2833A     +            NA                 HP SS7 media: ITU-TS White Boo
J2834A     +            NA                 HP SS7 media: ANSI
J3330A     +            NA                 HP OC SS7 license for HP9000 E
J3331A     +            NA                 HP OC SS7 license for HP9000 E
J3332A     +            NA                 HP OC SS7 license for HP9000 G
J3333A     +            NA                 HP OC SS7 license for HP9000 G
J3334A     +            NA                 HP OC SS7 license for HP9000 G
J3335A     +            NA                 HP OC SS7 license for HP9000 G
J33422A    +                               HP OC SS7 4 links license for
J3361A     +            NA                 OC SS7 HA media ITU-TS Blue Bo
J3362A     +            NA                 OC SS7 HA media ITU White Book
J3363A     +            NA                 OC SS7 HA media ANSI
J3375A     +            NA                 HP SS7 license for HP9000 E 35
J3376A     +            NA                 HP SS7 license for HP9000 E 55
J3377A     +            NA                 HP SS7 license for HP9000 G40
J3378A     +            NA                 HP OC SS7 license for HP9000 E
J3379A     +            NA                 HP OC SS7 license for HP9000 E
J3380A     +            NA                 HP OC SS7 license for HP9000 G
J3381A     +            NA                 HP OC SS7 license for HP9000 K
J3382A     +            NA                 HP OC SS7 license for HP9000 K
J3384A     +            NA                 HP OC SS7 license for HP9000 K
J3385A     +            NA                 HP OC SS7 license for HP9000 K
J3386A     +            NA                 HP OC SS7 license for HP9000/7
J3387A     +            NA                 Telecom support contract media
J3390A     +            NA                 OC SS7 platform on HP9000 K100
J3391A     +            NA                 OC SS7 platform on HP9000 K 40
J3392A     +            NA                 HP OC SS7 special developer li
J3393A     +            NA                 HP OC ISUP runtime media ANSI
J3394A     +            NA                 HP OC ISUP runtime media ITU-T
J3395A     +            NA                 HP OC ISUP developer media ANS
J3396A     +            NA                 HP OC ISUP developer media ITU
J3397A     +            NA                 HP OC SS7 developer documentat
J3407A     +            NA                 HP OEMF Model 300 Server Softw
J3408A     +            NA                 HP OEMF Model 400 Server Softw
J3409A     +            NA                 HP OEMF Mediation Device Softw
J3410A     +            NA                 HP OEMF Client software for Wk
J3410A 001 +            NA                 License to use for 1 user
J3410A 002 +            NA                 LTU and Right-to-Copy for 1 to
J3410A 003 +            NA                 LTU and Right-to-Copy for 1 to
J3410A 004 +            NA                 LTU and Right-to-Copy for 1 to
J3411A     +            NA                 HP OEMF Appl Integration Softw
J3411A 001 +            NA                 Integration Software for METRI
J3411A 002 +            NA                 Integration Software for REMED
J3411A 003 +            NA                 Int. Software for ACCUGRAPH/MT
J3413A     +            NA                 HP OEMF Model 100 Server Platf
J3414A     +            NA                 HP OEMF Model 200 Server Platf
J3415A     +            NA                 HP OEMF Model 400 Server Platf
J3416A     +            NA                 HP OEMF Mediation Device Platf
K1048      +            3P                 Domain Quick Connect Outlet
K1050      +            3P                 DQC BNC Cable, 25'
K1069      +            3P                 DQC Cable, 10' 400 Series
K1503      +            3P                 Domain System Adapter cable, 1
K2207      +            5E                 SCSI 1.5'M/M Molded Cable, 50
K2208      +            5E                 SCSI 8'M/M Molded Cable, 50 Po
K2209      +            3P                 SCSI 5'M/M Molded Cable, 50 Po
K2210      +            5E                 SCSI 3'M/M Molded Cable, 50 Po
K2211      +            5E                 SCSI 10'M/M Molded Cable, 50 P
K2283      +            5E                 SCSI Cable Bail to Screw Conne
K2284      +            5E                 SCSI 1 Cable, 3', LD, Bail to
K2290      +            5E                 SCSI Terminator Low Density, S
K2291      +            5E                 SCSI terminator, LDBL50
K2292      +            5E                 3 Position Serial Cable, Apoll
K2293      +            3C                 Apollo Token Ring 102A, 25' Ca
K2294      +            5E                 SCSI 2 Thbscrew to SCSI 1 Thbs
K2295      +            5E                 SCSI 2 Screw to SCSI 1 Screw 5

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT            COLUMN   WARRANT DESCRIPTION
NUMBER                      CODE
K2296               +       5E      SCSI Cable, 1m, HDTS50 to LDBL
K2297               +       5E      SCSI Cable, 1.5 m, HDTS50 to L
LA070BAD            +       3C      Domain/C License, Media & Docu
LA120BAD            +       3C      Domain/C++ License, Media and
LA130BAD            +       3C      Domain/C++ License, Media and
LA14BBAD            +       3C      Domain/Dialogue License, Media
LA150BAD            +       3C      Domain/PAK License, Media and
LA180BAD            +       3C      Domain/DSEE License, Media and
LA210BAD            +       3C      FORTRAN License, Media & Docum
LA24BBAD            +       3C      GMR3D Development License, Med
LA250BAD            +       3C      GPIO License, Media & Documena
LA390BAD            +       3C      NFS License, Media and Documen
LA460BAD            +       3C      PASCAL License, Media & Docume
LA51ABAD            +       3C      HP-PHIGS Runtime Kit
LA51BBAD            +       3C      Domain/PHIGS License, Media &
LA67ABAD            +       3C      X.25 Comm Sftware License, Med
LAA0ABAD            +       NA      ISNA Facility License, Media a
LAA1ABAD            +       NA      ISNA LU6.2 License, Media and
LAA20BAD            +       NA      ISNA 3270
LAA30BAD            +       3C      Integrated SNA 3770
LAB20BAD            +       3C      Domain C++ Developer Lic., Med
LAC4BBAD            +       3C      HP User Environment Developers
LAC6ABAD            +       3C      DMX For Domain/OS DN Series
LAC7ABLD            +       3C      ADVISE For S400 & All DN Serie
LBC6ABA0            +       3C      DMX For Domain/OS DN Series -
LBC7ABL0            +       3C      Additional ADVISE Licenses For
LE450BAD            +       3C      Domain/OS SR10.4 Docum., media
LEGAUT0L            +       3C      48 Gb DDS-2 DAT Autoloader Sol
MERL-0000S4         +       3C      Merlin Gerin no-break PULSAR S
MERL-00SV16         +       3C      Merlin Gerin no-break PULSAR S
MERL-0PSX30         +       3C      Merlin Gerin no-break PULSAR P
MERL-CABLES         +       3C      Merlin Gerin cable from PULSAR
MERL-UPSMR2         +       3C      Merlin Gerin PULSAR Mgr 2 S/W,
METSF1DF            +       3C      Soft differential 4 KM pair
METSF1SE            +       3C      Soft single ended 4 KM pair
METSW1DF            +       3C      Swan differential 45 KM pair
METSW1SE            +       3C      Swan single ended 45 KM pair
MLTC-1432BG         +       3C      Fax Modem,14,4kbps,V.24 from M
OPSMAP01            +       3C      Map Handler for HP OpenView, L
OPSMAPHA            +       3C      Map Handler for HP OpenView, m
OPSPRE01            +       3C      Productivity enhancement, LTU
OPSPRENH            +       3C      Productivity enhancement, medi
OPSRAC02            +       3C      Remote Access / OV 2 X-Windows
OPSRAC08            +       3C      Remote Access / OV 8 X-Windows
OPSRAC16            +       3C      Remote Access / OV 16 X-Window
OPSRAC32            +       3C      Remote Access / OV 32 X-Window
OPSRACLT            +       3C      Remote Access, OV X-Windows, m
OPSRAS02            +       3C      Remote Access / OV Server & 2
OPSRAS08            +       3C      Remote Access / OV Server & 8
OPSRAS16            +       3C      Remote Access, OV Server & 16
OPSRAS32            +       3C      Remote Access, OV Server & 32
OPSRASRV            +       3C      Remote Access / OV - Server, m
ORA200AA            +       3C      OFO-HP license
ORA220AA            +       3C      OFO-HP hard copy manual V 7.1.
ORA230AA            +       3C      OFO-HP media version 7.1.6
ORA240AA            +       3C      OFO-HP Evaluation license vers
PAGMV700            +       3C      Multi Media Board
PAGPV700            +       3C      Multi Media Board with JPEG co
PAGXC700            +       3C      Multi - media board for HP9000
PAGXV700            +       3C      Multi media board for HP9000/7
PSYP405A            +       5P      Automatic Sheet feeder Cassett
PSYP405B            +       5P      Automatic Sheet feeder Cassett
PSYP405P            +       4J      P405 dot matrix printer (Ser/P
PSYP405R            +       NA      Pack of 5 Spare ribbons for P4
PSYP405S            +       5P      Printer Stand for P 405
QTM4500S            +       5C      DLT4000 5 cartridge Autochange
RADEPC95            +       3C      Upgrade EPConnect for MS-Win95
RADI-EX10           +       7A      Thick/Thin LAN Ethernet Port
SNYTCM17            +       3C      17" TCO Color Monitor (1280 x
SNYTCM20            +       3C      20" TCO Color Monitor (1280 x
SOPC-20000B         +       3C      SoftWindows 2.0 MS-DOS & MS Wi
SOPC-20000U         +       3C      SoftWindows Upgrd license to V
SOPC-20020B         +       3C      SoftWindows 2.0 Add on license
SOPC-20020U         +       3C      SoftWindows 2.0 add on Upgrade
STEK-1001DT         +       5P      StorageTek 4220, 1 Autoloader
STEK-1002DT         +       5P      StorageTek 4280, 1 Autoloader
STEK-1003DT         +       5P      StorageTek 4280, 2 Autoloader,
STEK-1011DT         +       5P      StorageTek 4220, 1 Autoloader
STEK-8079AC         +       3C      Model 4280-A02 Control Unit &
UNX1000A            +       3C      Uniplex II Plus 8.0 license
UNX1100A            +       3C      Advanced Office System Version
YS-90029B           +               ME-SERIES KANJI BLOCK FONT-LOC
YS-90100B           +               HP EGWORD - LOCAL PRODUCTS
YS-90194A           +               ME SERIES JIS LIBRARY VER. 5.0
YS-90194U           +               JIS LIB/KANJI BLOCK FONT NT.LI
Z1062B              +       5C      Volvo VADIS System
Z1063B              +       5C      Volvo Diagnostic Bench Top Sys
Z1080E              +       5C      JDVision Std Server
Z1081E              +       5C      JDVision Std Client
Z1084E              +       5C      JDVision Multimedia Client
Z1089B              +       5C      JDVision Add-on Client Printer
Z1089C              +       5C      JDVision Add-on Client Printer
Z7048A              +       5E      T1 Interface Voice Link
Z7080A              +       5K      HP 9000 TELEPACE Telecom Platf
Z7086A              +       5K      23" EIA Seismic Rack Mount Kit
Z7087A              +       5K      19" EIA Seismic Rack Mount Kit
Z7115A              +       5E      HP Fax Link Multi Line fax int
Z7126A              +       5K      NIO Datakit I/F card, Commkit
Z7127A              +       5K      NIO Datakit Interface Card for
Z7128AA             +       3C      License EISA Datakit Commkit 4
Z7129AA             +       3C      Media & manual for EISA Dataki
Z7200A              +       5K      8 Channel ACC MUX HW for HP900
Z7210A              +       5K      Single 8 Channel RS-232 Interf
Z7211A              +       5K      European Single 8 Channel RS-2
Z7212A              +       5K      Single 8 Channel V.35 Interfac
Z7213A              +       5K      Dual 8 Channel RS-232 Interfac
Z7215A              +       5K      Dual 8 Channel V.35 Interface
Z7216A              +       5K      Conversion Kit RS-232 I/F Pane
Z7217A              +       5K      Single 8 Channel V.35 I/F Pane
Z7218A              +       5K      V.35 Cable for X.25 Data Analy
Z7219A              +       5K      RS-232 Cable for X.25 Data Ana
Z7220A              +       5K      Upgrd Kit 2 Single V.35 to 1 D
Z7221A              +       5K      Upgrd Kit 2 Single RS-232 to 1
Z7222A              +       5K      Upgrade Kit 2 Single V.35 to 1
Z7239A              +       5K      8 Channel ACC MUX HW & X.25 NA
Z7240A              +       5K      8 Channel ACC MUX HW & X.25 AC
Z7249A              +       5K      8 Channel ACC MUX HW & Multipr
Z7250A              +       5K      8 Channel ACC HW & 10.0 Multip
Z7260A              +       3C      CCITT X.25 Protocol for ACC SW
Z7261A              +       3C      ACC Support of HP X.25 9000 SW
Z7262A              +       3C      HDLC/LAP-B Protocol SW License
Z7263A              +       3C      BX.25 ACC Protocol SW license
Z7264A              +       3C      OTS ACC Protocol SW license fo
Z7265A              +       3C      X.25 Data Analyzer SW License
Z7280A              +       3C      HP-UX 10.0 X.25 Packet Switch
Z7281A              +       3C      ACC Support for X.25 9000 SW L
Z7282A              +       3C      HDLC/LAP-B Protocol SW License
Z7283A              +       3C      BX.25 Protocol SW License on H
Z7284A              +       3C      OTS Protocol SW license for X.
Z7285A              +       3C      X.25 Data Analyzer SW License
Z7286A              +       3C      HDLC-NRM Protocol SW License f
Z7287A              +       3C      License HDLC LAP-D SW for NIO
Z7288A              +       3C      License ACC SNAplus2 Link Soft
Z7298A              +       3C      Base ACC SW license for HP9000
Z7299A              +       3C      Base ACC SW license for HP-UX
Z7300A              +       5K      4 channel T1/E1 NIO ACC I/F ca
Z7301A              +       5K      X.25/ACC NIO 4 channel T1/E1 A
Z7302A              +       5K      Base System 4 channel T1/E1 NI
Z7310A              +       5K      4 channel E1 RJ45 Cable
Z7311A              +       5K      4 channel T1/E1 BNC cable
Z7312A              +       5K      4 channel T1/E1 DB9 cable
Z7313A              +       5K      4 channel E1 RJ45 dual I/F cab
Z7314A              +       5K      4 channel T1/E1 BNC dual I/F c
Z7315A              +       5K      4 channel T1/E1 DB9 dual I/F c
Z7316A              +       5K      4 channel T1 RJ48 Cable
Z7317A              +       5K      4 channel T1 RJ48 dual I/F cab
Z7318A              +       3C      4 Channel E1 S2M Cable
Z7319A              +       3C      4 Channel E1 S2M Dual I/F Cabl
Z7350A              +       5K      NIO 2 channel ACC I/F card
Z7351A              +       5K      X.25/ACC NIO 2 channel I/F car
Z7352A              +       5K      Base system NIO 2 channel ACC
Z7360A              +       5K      2 Channel RS-232 Cable
Z7361A              +       5K      X21 V11 adapters, a set of two
Z7362A              +       5K      2 channel RS-449/V36 cable
Z7363A              +       5K      V35 adapters (a set of two)
Z7365A              +       5K      Y connector with two I/F cable
Z7401A              +       5K      X.25 ACC EISA 8 Channel I/F ca
Z7402A              +       5K      Base system EISA 8 channel ACC
Z7403AA             +       3C      License X.25 Packet Switch SW
Z7404AA             +       NA      Media & Manual X.25 Packet Swi
Z7405AA             +       3C      License X.25/9000 on ACC Softw
Z7406AA             +       3C      Media & Manual X.25/9000 on AC
Z7407AA             +       3C      License HDLC Lap-B Software fo
Z7408AA             +       3C      Media & Manual HDLC Lap-B Soft
Z7411AA             +       3C      License OTS Software for ACC
Z7412AA             +       3C      Media & Manual OTS Software AC
Z7413AA             +       3C      License for Data Analyzer Soft
Z7414AA             +       3C      Media & Manual Data Analyzer S
Z7415AA             +       3C      License for HDLC NRM (SDLC) SW
Z7416AA             +       3C      Media & Manual HDLC NRM or SDL
Z7417AA             +       3C      License Base Software EISA ACC
Z7418AA             +       3C      Media & manuals for Base SW EI
Z7419AA             +       3C      License ACC SNAplus2 Link SW N
Z7420AA             +       3C      Media & manuals for ACC SNAplu

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3001

PRODUCT       COLUMN        WARRANT        DESCRIPTION
NUMBER                      CODE
Z7421AA    +                3C             License HDLC LAP-D SW for ACC
Z7422AA    +                3C             Media & manuals for HDLC Lap-D
Z7423AA    +                3C             License Base SW 2 channel ACC
Z7424AA    +                3C             Media & manuals Base SW 2 chan
Z7425AA    +                3C             License ISDN Primary Software
Z7426AA    +                3C             Media & manuals for ISDN Prima
Z7431AA    +                3C             License ACC SNAplus2 Link SW E
Z7432AA    +                3C             Media & manuals ACC SNAplus2 L
Z7433AA    +                3C             License X.25 Packet Switch SW
Z7434AA    +                3C             Media & manuals for X.25 Packe
Z7435AA    +                3C             License X.25/9000 SW on EISA A
Z7436AA    +                3C             Media & manuals X.25/9000 on E
Z7437AA    +                3C             License Base SW ACC for 8 chan
Z7438AA    +                3C             Media & manuals Base SW ACC
Z7600A     +                5K             HP Telecommunications Disk Sys
Z7601A     +                5K             DC Power Supply Module
Z7602A     +                5K             Fan Module
Z7603A     +                5K             2 GB F/W Single-Ended Disk Mod
Z7604A     +                5K             2 GB F/W Differential Disk Mod
Z7605A     +                5K             24 MB Cache Controller
Z7608A     +                5K             DC Power and Alarm Cable
Z7611A     +                5K             Dual redundant 110/220 VAC pow
Z7614A     +                5K             HP Telecommunications Disk Arr
Z7615A     +                5K             Dual redundant -48/-60 VDC pow
Z7630A     +                4K             HP 9000 K Class Rack Mount - C
Z7635A     +                4K             K210 Server 64MB / 120 MHz
Z7636A     +                4K             K210 Server 128 MB / 120 MHz
Z7638A     +                4K             HP 9000 K410 Server - CO Versi
Z7639A     +                4K             HP 9000 K220 Server - CO Versi
Z7643A     +                4K             HP 9000 K420 Server - CO Versi

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                   Exhibit A30001

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3003


The Products listed on this Exhibit and all applicable standard options appearing on the current HP Price List earn discounts based on the total volume purchased in accordance with the following Discount Schedule(s) at the level established under this Agreement. Special options may be subject to the same discount as standard options as mutually agreed upon between Customer and HP prior to each order. The total volume is the sum of the list prices of the total quantity of Products (including all application options) purchased from the Products listed on this Exhibit and, if made a part of this Agreement, A3001. All language versions of the Products listed on this Exhibit qualify.

DISCOUNT

Each Product is categorized for discount rate into a "Discount Percentage Schedule" column as shown in the "Products Subject to Discount" table.


                         DISCOUNT PERCENTAGE SCHEDULE

                   UNITED STATES                       I
                   US DOLLAR LIST


                     + Indicates Confidential Material Omitted Pursuant to Rule
                       24b-2 of the Securities Exchange Act of 1934.





PRODUCTS

Product grouping subject to discount under this Exhibit by column of the "Discount Percentage Schedule" are indicated below. Some Products may not be included in the columns designated for their Product grouping. Detailed listing of the specific Products and associated discount columns are available from HP upon request.

[LOGO OF HEWLETT PACKARD (R) APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                      Exhibit A3003

                         PRODUCTS SUBJECT TO DISCOUNT

                         ----------------------------

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

                         ----------------------------


VAR CERTIFICATION

Customer must execute an Exhibit O1 (VAR Certification) to receive a discount on qualifying orders under this Exhibit.

APPROVED VAR PRODUCT FAMILIES

VAR discounts are available only for the items directly associated with the Product families approved by HP as indicated below.

HP 3000 Corporate Business System 99x _____
HP 9000 Corporate Business Server 890 _____

WARRANTY

All Products purchased under this Exhibit carry the standard warranty as defined by the code appearing for each Product number on the HP Price List in effect on the date HP receives the Customer's order, unless the OEM/VAR Warranty Exhibit W1 has been made part of this Agreement and the Customer has exercised its rights under that Exhibit.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3003


PRODUCT       COLUMN     WARRANT           DESCRIPTION
NUMBER                   CODE
51454B     +             3C                MPE/iX FOS for Corporate Busin
A1810AR    +             5G                Rmkt HP 3000 Corp. Bus. Sys fi
A1811AR    +             5G                Rmkt HP 3000 Corporate Busines
A1826AR    +             5G                Rmkt HP 9000 Corp. Business Se
A1827AR    +             5G                Rmkt Corp. Business Server 890
A1828A     +             5H                HP-PB Expansion Module with 14
A1828AR    +             5G                Rmkt HP-PB Expansion Module w/
A1829A     +             5G                Dual Bus Converter for Model 8
A1829AR    +             5G                Rmkt Dual Bus converter for Mo
A1829AZ    +             5J                Dual I/O Channel Adapter
A1829AZR   +             5J                Rmkt Dual I/O channel adapter
A2233A     +             5G                128 MB ECC memory board
A2233AR    +             5G                Rmkt 128 MB ECC memory board
A2233AZ    +             5J                128 MB memory for HP 9000 Mode
A2233AZR   +             5J                Rmkt 128MB memory for HP9000 M
A2234A     +             5H                256 MB ECC memory board
A2234AR    +             5H                Rmkt 256 MB ECC memory board
A2234AZ    +             5J                256 MB memory board for T Clas
A2234AZR   +             5J                Rmkt 256MB memory board for Mo
A2339A     +             5L                HP 9000 Model T500 Server
A2339AR    +             5G                Rmkt HP 9000 Model T500 server
A2570AR    +             5G                Rmkt 64MB ECC memory board
A2570AZR   +             5J                Rmkt 64MB memory board install
A2588A     +             5G                512 MByte Memory for HP9000 Mo
A2588AR    +             5G                Rmkt 512MB memory for HP9000 M
A2588AY    +             5G                512 MB Memory Board Internal P
A2588AZ    +             5G                Add 512 MByte Memory for Model
A2589A     +             5G                768 MByte Memory board for Mod
A2589AR    +             5G                Rmkt 768MB memory board for Mo
A2589AY    +             5G                768 MB Memory Internal Product
A2589AZ    +             5G                Add 768 MByte Memory for T Cla
A2998A     +             5G                3.0 KVA rackmounted HP PowerTr
A3033A     +             NA                Model 890 to Model T500 upgrad
A3034A     +             NA                Model T500 CPU upgrades for SM
A3035A     +             5G                Model 890 to Model T500 CPU up
A3035AR    +             5G                Rmkt Model 890 to Model T500 C
A3036A     +             5M                CPU Upgrades for HP 9000 Model
A3036AR    +             5M                Rmkt CPU upgrades for HP9000 M
A3062A     +             5L                Additional 90 MHz PA7100 CPU f
A3062AR    +             5L                Rmkt Additional 90 MHz PA7100
A3063A     +             5J                HP3000 991 SPU MPE/iX, IMAGE/A
A3063AR    +             5J                Rmkt HP3000 991 SPU MPE/iX IMA
A3064A     +             5J                HP 3000 991 with MPE/iX and IM
A3064AR    +             5J                Rmkt HP3000 991 with MPE/iX &
A3065A     +             5J                HP 3000 991 SPU, MPE/iX and AL
A3065AR    +             5J                Rmkt HP3000 991 SPU, MPE/iX an
A3066A     +             5J                HP3000 991 SPU with MPE/iX No
A3066AR    +             5J                Rmkt HP3000 991 SPU w MPE/iX n
A3067A     +             5J                HP 3000 991 SPU,MPE/iX,IMAGE/A
A3068A     +             5J                HP 3000 991 SPU with MPE/iX &
A3069A     +             5J                HP 3000 991 SPU w/ MPE/iX & AL
A3070A     +             5J                HP 3000 991 SPU w/ MPE/iX No d
A3071A     +             5L                Rplc HP 3000 991 w 995/100 ins
A3071AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3072A     +             5L                Rplc HP 3000 991 w 995/200 ins
A3072AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3073A     +             5L                Rplc HP 3000 991 w 995/300 ins
A3073AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3074A     +             5L                Rplc HP 3000 991 w 995/400 ins
A3074AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3075A     +             5L                Rplc HP 3000 991 w 995/500 ins
A3075AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3076A     +             5L                Rplc HP 3000 991 w 995/600 ins
A3076AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3077A     +             5L                Rplc HP 3000 991 w 995/700 ins
A3077AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3078A     +             5L                Rplc HP 3000 991 w 995/800 ins
A3078AR    +             5L                Rmkt Replace HP3000 991 w 995/
A3079A     +             5J                HP 3000 Corp. Business System
A3080A     +             5J                HP 3000 Corp. Business System
A3098A     +             5J                HP 3000 Model upgrade to CS 99
A3100A     +             5K                HP 3000 Corp Bus Sys field upg
A3101A     +             5M                HP 3000 CS 995 upgrade
A3102A     +             NA                User license upgrade with IMAG
A3103A     +             NA                Credit user license with IMAGE
A3104A     +             NA                User license upgrade with IMAG
A3105A     +             NA                Credit user license with IMAGE
A3106A     +             NA                User license upgrade with ALLB
A3107A     +             NA                Credit user license with ALLBA
A3108A     +             NA                User license upgrade without D
A3109A     +             NA                Credit user license without DB
A3148A     +             5M                CS 990 to CS 991 model upgrade
A3149A     +             5M                CS 992/100 to CS 995/100 model
A3150A     +             5M                CS 992/200 to CS 995/200 model
A3151A     +             5M                CS 992/300 to CS 995/300 model
A3152A     +             5M                CS 992/400 CS to 995/400 model
A3153A     +             5M                HP 3000 CS 995 upgrade
A3169A     +             5L                HP 3000 CS 991 processor
A3169AR    +             5L                Rmkt HP 3000 CS 991 processor
A3310A     +             5L                HP 9000 Model T520 Server
A3346A     +             5N                Additional 120 MHz PA7150 CPU
A3347A     +             5L                Model 890 to Model T520 CPU up
A3348A     +             5L                Model T500 to Model T520 CPU u
A3354A     +             NA                HP 996 SPU, MPE/iX, ARPA, IMAG
A3355A     +             NA                HP 996 SPU, MPE/iX, ARPA, IMAG
A3356A     +             NA                HP 3000 996 SPU, MPE/iX, ARPA
A3358A     +             5L                CPU Upgrades for HP 9000 Model
A3360A     +             5L                HP 3000 996/80 Server
A3361A     +             5L                HP 3000 996/100 Server
A3362A     +             5L                HP 3000 996/200 Server
A3363A     +             5L                HP 3000 996/300 Server
A3364A     +             5L                HP 3000 996/400 Server
A3365A     +             5L                HP 3000 996/500 Server
A3366A     +             5L                HP 3000 996/600 Server
A3367A     +             5L                HP 3000 996/700 Server
A3368A     +             5L                HP 3000 996/800 Server
A3385A     +             5G                CS 992 to CS 996 Model Upgrade
A3386A     +             5A                CS 995 to CS 996 Model Upgrade
A3387A     +             5A                HP 3000 CS 996 processor upgra
A3390A     +             5A                MPE, ARPA, IMAGE, ALLBASE user
A3391A     +             5A                MPE, ARPA, IMAGE/SQL user lice
A3392A     +             5A                MPE/iX, ARPA, ALLBASE/SQL user
A3393A     +             5A                MPE/iX FOS, ARPA Services user
A3397A     +             5G                Systems Management Software Bu
A3429A     +             5A                CS 992/100 to CS 996/100 Model
A3430A     +             5A                CS 992/200 to CS 996/200 Model
A3431A     +             5A                CS 992/300 to CS 996/300 Model
A3432A     +             5A                CS 992/400 to CS 996/400 Model
A3433A     +             5A                CS 995/100 to CS 996/100 Model
A3434A     +             5A                CS 995/200 to CS 996/200 Model
A3435A     +             5A                CS 995/300 to CS 996/300 Model
A3436A     +             5A                CS 995/400 to CS 996/400 Model
A3437A     +             5A                CS 995/500 CS 996/500 Model Up
A3438A     +             5A                CS 995/600 to CS 996/600 Model
A3439A     +             5A                CS 995/700 to CS 996/700 Model
A3440A     +             5A                CS 995/800 996/800 Model Upgra
A3442A     +             5A                Performance Management Softwar
A3443A     +             5A                HP 3000 CS 996/200 upgrade fro
A3444A     +             5A                HP 3000 CS 996/300 upgrade fro
A3445A     +             5A                HP 3000 CS 996/400 upgrade fro
A3446A     +             5A                HP 3000 CS 996/500 upgrade fro
A3447A     +             5A                HP 3000 CS 996/600 upgrade fro
A3448A     +             5A                HP 3000 CS 996/700 upgrade fro
A3449A     +             5A                HP 3000 CS 996/800 upgrade fro
A3466A     +             5M                HP3000 S99x to HP9000 Server C
A3470A     +             5M                HP3000 S99x to HP9000 Conversi
A3597A     +             5L                Model T520 to Model T600 CPU u
A3598A     +             5L                Model T500 to Model T600 CPU u
B1507AA    +             3C                HP-UX BLS 9.08 License for HP
B1508AK    +             3C                HP-UX BLS 9.08 N/W Products Me
B1509AK    +             3C                HP-UX BLS 9.08 Recovery media
B1510AK    +             3C                HP-UX BLS 9.08 Manual
B1511AA    +             5B                HP STDL/UX Development License
B1512AA    +             5B                HP STDL/UX Runtime License for
B1513AJ    +             5B                HP STDL/UX Development Media a
B1514AJ    +             5B                HP STDL/UX Runtime Media and M
B1515AA    +             3C                S700 ASE license & media for H
B1517AB    +             3C                S700/S800 HP Visual Editor 3.0
B1518AA    +             3C                S700 HP Visual Editor 3.0 Medi
B1518BA    +             3C                S700 HP Visual Editor 3.0 Medi
B1519AA    +             3C                S800 HP Visual Editor 3.0 Medi
B1519BA    +             3C                S800 HP Visual Editor 3.0 Medi
B1520AA    +             3C                S800 ASE license & media for H
B2541A     +             3C                Multilingual Term. Upgrd Kit 7
B2757AA    +             3C                HP OpC-SAP R/3 Integration, li
B2758AA    +             3C                SW and Media for HP OpC-SAP R/

+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3003


PRODUCT       COLUMN    WARRANT            DESCRIPTION
NUMBER                  CODE

B3116A     +            3C                 HP Information Access HP-UX/80
B3139A     +            3C                 Upgrade Client License-Info
B3160A     +            3C                 HP Information Access Server M
B3161A     +            3C                 HP Information Access Server M
B3162A     +            3C                 HP Information Access Server M
B3538AA    +            3C                 Information Access for Windows
B3538AD    +            3C                 Information Access for Windows
B3538AF    +            3C                 Information Access for Windows
B3538AJ    +            3C                 Information Access for Windows
B3539AB    +            3C                 10 User License - Info Access
B3540AB    +            3C                 Unlimited User License - Info Access
C2431A     +            5H                 2 GB 3.5 inch replacement disk
C2431AR    +            5H                 Rmkt 2GB 3.5" replacement disk
C2439JA    +            5H                 3x2 GB 3.5" FWD SCSI-2 disk ar
C2439JAR   +            5H                 Rmkt 3x2 GB 3.5" FWD SCSI-2 di
C2440JA    +            5H                 8 GB FWD SCSI-2 Disk Array
C2440JAR   +            5H                 Rmkt 8GB FWD SCSI 2 disk array
Z7115A     +            5E                 HP Fax Link Multi Line fax int
Z7128AA    +            3C                 License EISA Datakit Commkit 4
Z7129AA    +            3C                 Media & manual for EISA Dataki
Z7287A     +            3C                 License HDLC LAP-D SW for NIO
Z7288A     +            3C                 License ACC SNAplus2 Link Soft
Z7299A     +            3C                 Base ACC SW license for HP-UX
Z7300A     +            5K                 4 channel T1/E1 NIO ACC I/F ca
Z7301A     +            5K                 X.25/ACC NIO 4 channel T1/E1 A
Z7302A     +            5K                 Base System 4 channel T1/E1 NI
Z7310A     +            5K                 4 channel E1 RJ45 Cable
Z7311A     +            5K                 4 channel T1/E1 BNC cable
Z7312A     +            5K                 4 channel T1/E1 DB9 cable
Z7313A     +            5K                 4 channel E1 RJ45 dual I/F cab
Z7314A     +            5K                 4 channel T1/E1 BNC dual I/F c
Z7315A     +            5K                 4 channel T1/E1 DB9 dual I/F c
Z7316A     +            5K                 4 channel T1 RJ48 Cable
Z7317A     +            5K                 4 channel T1 RJ48 dual I/F cab
Z7318A     +            3C                 4 Channel E1 S2M Cable
Z7319A     +            3C                 4 Channel E1 S2M Dual I/F Cabl
Z7350A     +            5K                 NIO 2 channel ACC I/F card
Z7351A     +            5K                 X.25/ACC NIO 2 channel I/F car
Z7352A     +            5K                 Base system NIO 2 channel ACC
Z7360A     +            5K                 2 Channel RS-232 Cable
Z7361A     +            5K                 X21 V11 adapters, a set of two
Z7362A     +            5K                 2 channel RS-449/V36 cable
Z7363A     +            5K                 V35 adapters (a set of two)
Z7365A     +            5K                 Y connector with two I/F cable
Z7417AA    +            3C                 License Base Software EISA ACC
Z7418AA    +            3C                 Media & manuals for Base SW EI
Z7419AA    +            3C                 License ACC SNAplus2 Link SW N
Z7420AA    +            3C                 Media & manuals for ACC SNAplu
Z7421AA    +            3C                 License HDLC LAP-D SW for ACC
Z7422AA    +            3C                 Media & manuals for HDLC Lap-D
Z7423AA    +            3C                 License Base SW 2 channel ACC
Z7424AA    +            3C                 Media & manuals Base SW 2 chan
Z7425AA    +            3C                 License ISDN Primary Software
Z7426AA    +            3C                 Media & manuals for ISDN Prima
Z7431AA    +            3C                 License ACC SNAplus2 Link SW E
Z7432AA    +            3C                 Media & manuals ACC SNAplus2 L
Z7433AA    +            3C                 License X.25 Packet Switch SW
Z7434AA    +            3C                 Media & manuals for X.25 Packe
Z7435AA    +            3C                 License X.25/9000 SW on EISA A
Z7436AA    +            3C                 Media & manuals X.25/9000 on E
Z7437AA    +            3C                 License Base SW ACC for 8 chan
Z7438AA    +            3C                 Media & manuals Base SW ACC


+ Indicates Confidential Material Omitted Pursuant to Rule 24b-2 of the
  Securities Exchange Act of 1934.

[LOGO OF HEWLETT PACKARD(R) TRADEMARK APPEARS HERE]

VAR COMPUTER SYSTEM PRODUCTS                                       Exhibit A3003